UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Rodney R. Miller, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-2142

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2011

	GS2	GS4
DATE TARGET FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund		GFIZX
Balanced Allocation Fund		GGIZX
Growth Allocation Fund		GCOZX
Aggressive Allocation Fund		GGBZX
Conservative Allocation Fund I	GFIYX	
Balanced Allocation Fund I	GGIYX	
Growth Allocation Fund I	GCOYX	
Aggressive Allocation Fund I	GGBYX	
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund		GIPZX
Global Bond Fund		GGBFX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund		GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Fund	GIEYX	GIEZX

GuideStone® Funds

Well Done…good and faithful servant. MATTHEW 25:21

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), GuideStone Capital Management (“GSCM”), GuideStone Trust Services (“GSTS”), GuideStone Financial Services (“GFS”) and GuideStone Advisors (“GA”) are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSTS, GFS, GA and BNY Mellon Distributors Inc. do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide and/or service products or services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at 1-888-98-GUIDE (1-888-984-8433).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by BNY Mellon Distributors Inc., 760 Moore Rd., King of Prussia, PA 19406.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2011 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so that you may stay fully informed of your investments. We hope that you will find this information valuable when making investment decisions.

Recently, GuideStone Funds celebrated 10 years of delivering investment performance guided by Christian values. Since the inception of GuideStone Funds in 2001, we have worked diligently to enhance the products and services delivered to our shareholders. Several examples of our ongoing commitment are noted below:

•

Defensive Market Strategies Fund added in September. This Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity markets. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all equity portfolio.

•

MyDestination 2055 Fund launched. This new Date Target Fund was launched on January 1, 2012. This Fund may be suitable for investors who want a simplified “one choice” investment approach and plan to retire near the year 2055. (The retirement year of 2055 assumes that an investor retired at age 65.)

•

Enhancing investors’ experience. In 2011, we enriched our investors’ online experience by launching the MyGuideStone™ application for iPhone ® and iPod touch ® users, augmenting our retirement plan enrollment capabilities and increasing options available through MyGuideStone™. For 2012, online enhancements will continue as we roll out paperless, online enrollment for retail accounts, GuideStone Funds Personal Investment Accounts or RightChoice IRAs™.

We invite you to learn more about the new products and services offered by GuideStone Funds. Please visit our website at www.GuidestoneFunds.org or contact us at 1-888-98-GUIDE (1-888-984-8433). Thank you for entrusting GuideStone Funds with your investment assets, and we look forward to continuing to serve you.

Sincerely,

John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

Surprisingly good economic data in the fourth quarter rescued the U.S. stock market from what was otherwise shaping up to be a very disappointing year for investors. Macro-economic and political uncertainties drove the capital markets, obscuring the very positive bottom-up results of individual companies and dampening investors’ appetite for risky assets.

The high levels of volatility that we’ve experienced since the beginning of the financial crisis have continued. In fact, when you tally the most volatile days in the U.S. stock market over the past 50 years, 37% of those days have occurred since the beginning of 2007. With performance concentrated in short bursts of returns, investors needed to be fully invested in well-diversified portfolios in 2011 to make money. Those that did avoided the possibility of very damaging results from attempts at market timing.

Bond investments played an important role in diversified portfolios in 2011 as interest rates fell sharply. Bonds led all major asset classes with a return of 7.84%, as measured by the Barclays Capital Aggregate Bond Index. Investments considered being safe havens did exceptionally well as evidenced by the 30-year U.S. Treasury bond that returned 35.60% for the year. The S&P 500® Index, after gaining nearly 12% in the final quarter, ended the year almost exactly where it started. With the dividend yield, the index returned 2.11% in 2011, well below what most had hoped for after an exceptional year in 2010. U.S. stock returns were meager, but they were significantly better than those abroad as foreign stock markets fell under the pressures of the debt crisis in Europe; China’s effort to slow economic growth; and the concerns that a slow global economy could threaten export-driven emerging market economies. Stocks in international markets returned -13.71% for the year (MSCI ACWI (All Country World Index) Ex- U.S.).

For four years running, the central economic and political story has remained global deleveraging. This deleveraging is the unwinding of excessive debt amassed across decades of overspending by individuals, companies and governments. Debt reduction is achieved in the opposite manner in which it is acquired, typically leading to long periods of reduced spending (or slow growth) as financial resources are directed to reducing debt levels. As we have stated before, we believe we are in an extended period constrained by deleveraging and one marked by slow, below-capacity, economic growth.

Households and corporations are coping well with the forces of deleveraging. While household debt still remains high, it is trending down, and the financial strength of U.S. corporations has rarely been as strong as it is today. Households and corporations are on the path to building a foundation that makes for a much more sustainable long-term economic recovery. Unfortunately, the government sector has not been as responsive. The limitation of central governments to match the demands of the capital markets with timely solutions has been painfully exposed through political impasses in the United States and Europe. This lack of resolve has created noticeable apprehension among investors, and rightfully so. Risk assets such as stocks are highly dependent on the future growth of the economy, so investors are keenly focused on the global economy’s well-being and policymakers’ ability to navigate debt reduction while smartly managing normal business cycles.

In the face of these challenges, it’s important to recognize that the U.S. and global economies are massive, diverse and very adaptive. The U.S. economy is maintaining a slow but growing trajectory, as job conditions are slowly improving; corporate earnings are at record levels; and corporate success stories abound across virtually all non-financial sectors. The resiliency of the capital markets has been impressive, especially considering the challenging environment over the past 12 months that has included natural disasters, supply disruptions, oil price shocks, sovereign debt downgrades and political impasses. Even in the midst of these headwinds, the U.S. equity markets posted a third consecutive year of positive capital market returns in 2011.

As we move into a new year, the dominant theme remains the economic and political uncertainties which make for a very fragile market environment. With economic growth highly dependent on the actions of policymakers, particularly in Europe, central government’s decision-making is key and election year results are important. These conditions will almost surely result in higher than normal market volatility and a wider range of possible outcomes for investors.

Investors can prepare for this market environment by being mindful of three simple principles:

First, investors should focus on long-term objectives while expecting continued high levels of volatility. A well-diversified global portfolio that is properly aligned with your investment objectives, your risk tolerance and your time horizon provides the confidence that you need to stay with your financial plans in turbulent times.

Secondly, in a market environment with a wide range of possible outcomes, that well-constructed portfolio should contain strategies designed for both upside capture and downside protection. This likely means a diversified mix of stocks and bonds, again within the context of your personal objectives, risk tolerance and time horizon.

Finally, investors need realistic expectations about expected returns. As deleveraging likely constrains economic growth, investors should be prepared for an extended period of below normal returns. This may require increasing savings rates to offset lower future capital market returns.

*	This report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to GuideStone Funds, market or regulatory developments. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed are subject to change at any time based upon economic, market, or other conditions and GuideStone Funds undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed (including any forward-looking statement) may not be relied upon as investment advice or as an indication of GuideStone Funds’ trading intent.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2011.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[2]

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding the United States) and emerging markets.

[3]

The Russell 2000® Index is a small-cap index consisting of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization.

[4]

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

U.S. Economy — Real Gross Domestic Product

At the end of year 2010, the monetary and fiscal stimulus injected into the U.S. economy supported an increasingly bullish view on U.S. growth prospects as investors entered the new year. As the year 2011 began to unfold, the U.S. encountered a succession of external events which conspired to squelch domestic economic growth early in the year as GDP growth was up 0.4% in the first quarter of 2011. There was a significant disruption to the global supply chain which impacted output due to the Japanese and Thailand natural disasters, primarily impacting the auto and technology sectors. Also, there was a rapid increase in energy prices early in the year resulting from the political revolutions and uncertainty occurring in the Middle East. As these situations stabilized and subsided, the U.S. growth rates began to improve gradually, up 1.3% in the second quarter and up 1.8% in the third quarter, as production growth in the form of business fixed investment improved due to inventory rebuilding. However, most of the improvement in the GDP growth towards the end of the year came from a spurt in household spending as household savings rates began to decline.

Real Gross Domestic Product (“GDP”) is one of the most widely used economic measures for the overall U.S. economy. GDP measures the output of all goods and services produced by labor and property within the United States during a specific period. The output is usually expressed as an annualized rate for a quarter. Generally, it is viewed as positive for the equity markets when GDP expands reflecting an environment of economic growth and profitability. The converse is true when GDP is contracting.

Data Source: Bloomberg, Bureau of Economic Analysis

S&P 500® Index Returns

The U.S. large cap equity market, as represented by the S&P 500® Index, posted a positive annual return of 2.11%. This is the third consecutive year of positive results after a very disappointing year for stocks in 2008. This index has generated positive results in eight of the last nine years. The beginning of the year was generally positive, peaking in late April, up about 9% year to date at that time. However, the large cap market pulled back sharply from August until reaching the low point for the year in early October, down over 18% during this short period. From this point until year-end, this index rallied by approximately 15% to finish the year. The best performing sectors this year in this index were Utilities, Consumer Staples, and Health Care. The sectors in the index that lagged the most this year were Financials, Materials & Processing, and Industrials. Factors such as lower beta, positive earnings growth and larger market cap stocks made the largest contributions to performance this year.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Standard & Poor’s®

Russell 2000® Index Return

The U.S. small cap equity market, as represented by the Russell 2000® Index, posted a negative return of -4.18% for the year. This was a volatile year with the index getting off to a good start, peaking in late April, up over 10% year to date at that time. However, the small cap market pulled back noticeably beginning in August and bottomed in early October, down approximately 29% over this short period. From this point until year-end, this index rallied by about 22% to finish the year. Cross-sectional volatility was very evident this year with only three sectors recording positive results. The best performing sectors this year in this index were Utilities, Consumer Staples, and Health Care. The sectors in the index that lagged the most this year were Materials & Processing, Technology, and Consumer Discretionary. Factors such as lower beta and positive earnings growth made the largest contributions to performance this year.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Data Source: Russell Investments

The Conference Board Consumer Confidence Index

U.S. consumer confidence, as measured by the Conference Board’s index, reflects current appraisals and expectations of business and employment conditions as well as expectations related to future family income. In 2011, this measure of consumer confidence was more volatile than in the prior year. This index reached its highest point of the year in February at 72.0 then proceeded to pull back over the next eight months due to several factors including rising energy prices stemming from increased political instability in the Middle East, the global supply chain disruption ignited by the natural disasters in Japan and Thailand impacting the auto and technology sectors, and the U.S. debt ceiling crisis. Economic data continued to indicate a positive yet fragile growth environment. Additionally weighing on the minds of consumers was the renewed fiscal crisis in the euro zone which gained much greater attention from the summer through year-end. In October, the confidence level was down to 40.9, which is the lowest reading since April 2009. Over the final two months of 2011 this index moved upward, as employment figures started showing improvement, to finish at a level of 64.5.

The Conference Board Consumer Confidence Index is based on a monthly survey of a sample of 5,000 U.S. households for the purpose of measuring consumer sentiment. The trend in this economic measure is closely monitored, given consumers comprise approximately two-thirds of the U.S. Economy. Generally, it is viewed as positive to the economy and equity markets when the index increases. This reflects the fact that consumers are positive regarding their economic outlook and that they are more willing to spend money providing further economic stimulus.

Data Source: Bloomberg, The Conference Board

Federal Reserve

The Federal Reserve (“Fed”) maintained the same targeted Fed Funds level of 0-0.25% throughout 2011. Although the Fed formally met to review this rate level on eight separate occasions during the year, no meaningful action was taken. The last time an action was taken was December 2008 when the Fed cut rates to their current levels. This year, the Fed elected to complete its previously announced measure of quantitative easing by mid-year. On August 9th, the Fed admitted that the growth of the economy was “considerably slower“ than expected and announced it would keep the federal funds rate ”exceptionally low“ until the middle of 2013 at a minimum. The Fed had previously only said that it would keep it low for ”an extended period.“ On September 21, the Fed announced a new maturity extension program, called “Operation Twist” to further support conditions in mortgage markets and put downward pressure on longer-term interest rates. The Fed intends to sell $400 billion of shorter-term U.S. Treasury securities by the end of June 2012 and use the proceeds to buy longer-term U.S. Treasury securities. This will extend the average maturity of the securities in the Federal Reserve’s portfolio. The reduction in longer-term interest rates, in turn, will hopefully contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery. The Fed continues to carefully monitor the risks from these additional U.S. Treasury security purchases and the related impact that this continued high level of monetary accommodation may have on the future.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg

U.S. Unemployment

Job growth remained rather stagnant for most of this year. The employment situation is extremely important for macroeconomic analysis, so the financial markets track this as one of their employment indicators. Initial jobless claims started the year at a level above 400,000. As the year began there were positive signs that the U.S. economy was improving, and initial jobless claims dropped slightly below 400,000 in February and March. Unfortunately, the global supply chain disruption triggered by the natural disasters in Japan and Thailand had a negative impact on the U.S. economy and unemployment figures experienced a slight uptick from its March level but soon stabilized for the next several months. In November, job growth began to pick up again and initial jobless claims once again fell below the 400,000 mark for the final two months on this year. At year-end, the unemployment rate was at 8.5%, which is the lowest level for the U.S. since February 2009.

The U.S. unemployment rate measures the numbers of persons unemployed as a percentage of the labor force. Typically, unemployment tends to increase during difficult economic periods and declines during expansionary economic times. Additionally, very low unemployment can place inflationary pressure on the economy as labor markets become very competitive and expensive.

Data Source: Bloomberg, Bureau of Labor Statistics

U.S. Treasury Yield Curve

Short-term rates remained at historically low levels as the Federal Reserve (the “Fed”), through its aggressive monetary policy, maintained the target federal funds rate at 0-0.25% in an effort to stimulate economic growth all year long. The very short end of the curve where the maturity is less than two years stayed basically unchanged. Starting at the 2-year maturity level and longer, there was some reduction in yield levels as the yield curve flattened compared to the end of 2010. The mid-to-long end of the yield curve, which is much more heavily influenced by market forces and inflation expectations, experienced a larger decline in yields primarily due to investor demand as well as concerns related to economic growth and the European debt crisis. Although the U.S. Treasury credit rating was dropped from AAA to AA+ by Standard & Poor’s in early August, investor demand was exceptionally strong for U.S. Treasury securities and actually moved interest rates lower in spite of the credit downgrade. Overall for the year, there was a larger drop in yields in the 5-year to 30-year area of the yield curve than there was observed in the shorter part of the curve, in the less than 3-year maturity area. At year-end 2011, yields on the 2-year, 10-year, and 30-year U.S. Treasury securities were 0.24%, 1.88%, and 2.89%, respectively.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

ACTUAL
Fund	Class	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$983.88	0.20%	$1.00
MyDestination 2015	GS4	1,000.00	967.77	0.18	0.90
MyDestination 2025	GS4	1,000.00	944.29	0.18	0.90
MyDestination 2035	GS4	1,000.00	911.92	0.20	0.96
MyDestination 2045	GS4	1,000.00	902.25	0.20	0.96
Conservative Allocation	GS4	1,000.00	987.97	0.12	0.60
Balanced Allocation	GS4	1,000.00	967.01	0.12	0.59
Growth Allocation	GS4	1,000.00	926.28	0.12	0.58
Aggressive Allocation	GS4	1,000.00	893.25	0.12	0.57
Conservative Allocation I	GS2	1,000.00	990.75	0.15	0.75
Balanced Allocation I	GS2	1,000.00	968.23	0.15	0.73
Growth Allocation I	GS2	1,000.00	927.34	0.16	0.78
Aggressive Allocation I	GS2	1,000.00	894.96	0.15	0.70
Money Market	GS2	1,000.00	1,000.33	0.19	0.94
	GS4	1,000.00	1,000.07	0.24	1.20
Low-Duration Bond	GS2	1,000.00	1,004.53	0.36	1.82
	GS4	1,000.00	1,003.31	0.57	2.88
Medium-Duration Bond	GS2	1,000.00	1,035.25	0.48	2.46
	GS4	1,000.00	1,034.95	0.63	3.23

About Your Expenses (Unaudited) (Continued)

ACTUAL
Fund	Class	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	GS2	$1,000.00	$1,091.05	0.53%	$2.81
	GS4	1,000.00	1,090.95	0.75	3.95
Inflation Protected Bond	GS4	1,000.00	1,070.29	0.68	3.53
Global Bond	GS4	1,000.00	991.71	0.88	4.44
Defensive Market Strategies (3)(4)	GS2	1,000.00	1,025.08	1.03	3.50
	GS4	1,000.00	1,024.26	1.29	4.38
Equity Index	GS2	1,000.00	971.98	0.27	1.32
	GS4	1,000.00	970.11	0.38	1.89
Real Estate Securities	GS4	1,000.00	971.84	1.12	5.57
Value Equity	GS2	1,000.00	938.15	0.68	3.30
	GS4	1,000.00	936.22	0.92	4.50
Growth Equity	GS2	1,000.00	933.33	0.87	4.24
	GS4	1,000.00	931.97	1.05	5.11
Small Cap Equity	GS2	1,000.00	911.58	1.01	4.85
	GS4	1,000.00	910.24	1.18	5.67
International Equity (4)	GS2	1,000.00	821.68	1.04	4.76
	GS4	1,000.00	820.76	1.28	5.86

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,024.20	0.20%	$1.02
MyDestination 2015	GS4	1,000.00	1,024.29	0.18	0.92
MyDestination 2025	GS4	1,000.00	1,024.28	0.18	0.93
MyDestination 2035	GS4	1,000.00	1,024.20	0.20	1.02
MyDestination 2045	GS4	1,000.00	1,024.20	0.20	1.02
Conservative Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Balanced Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Growth Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Aggressive Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Conservative Allocation I	GS2	1,000.00	1,024.45	0.15	0.77
Balanced Allocation I	GS2	1,000.00	1,024.46	0.15	0.76
Growth Allocation I	GS2	1,000.00	1,024.39	0.16	0.82
Aggressive Allocation I	GS2	1,000.00	1,024.47	0.15	0.75
Money Market	GS2	1,000.00	1,024.26	0.19	0.95
	GS4	1,000.00	1,024.00	0.24	1.22
Low-Duration Bond	GS2	1,000.00	1,023.39	0.36	1.84
	GS4	1,000.00	1,022.33	0.57	2.91
Medium-Duration Bond	GS2	1,000.00	1,022.79	0.48	2.45
	GS4	1,000.00	1,022.03	0.63	3.21
Extended-Duration Bond	GS2	1,000.00	1,022.51	0.53	2.72
	GS4	1,000.00	1,021.42	0.75	3.82
Inflation Protected Fund	GS4	1,000.00	1,021.80	0.68	3.44

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Global Bond	GS4	$1,000.00	$1,020.75	0.88%	$4.50
Defensive Market Strategies (3)(4)	GS2	1,000.00	1,019.99	1.03	5.26
	GS4	1,000.00	1,018.68	1.29	6.58
Equity Index	GS2	1,000.00	1,023.86	0.27	1.36
	GS4	1,000.00	1,023.29	0.38	1.94
Real Estate Securities Fund	GS4	1,000.00	1,019.55	1.12	5.71
Value Equity	GS2	1,000.00	1,021.80	0.68	3.44
	GS4	1,000.00	1,020.56	0.92	4.70
Growth Equity	GS2	1,000.00	1,020.82	0.87	4.43
	GS4	1,000.00	1,019.92	1.05	5.34
Small Cap Equity	GS2	1,000.00	1,020.13	1.01	5.12
	GS4	1,000.00	1,019.27	1.18	5.99
International Equity (4)	GS2	1,000.00	1,019.98	1.04	5.27
	GS4	1,000.00	1,018.77	1.28	6.49

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2011 through December 31, 2011, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	The Defensive Market Strategies Fund commenced operations on September 1, 2011. The expense figures shown reflect the expenses that would have been paid over the time period July 1, 2011 through December 31, 2011, assuming the Fund was in operation throughout the entire period.
(4)	The expense ratios for the Defensive Market Strategies Fund and the International Equity Fund include the impact of dividend expense on securities sold short.

MyDestination 2005 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. While the Fund follows an allocation glide path that becomes more conservative over time, the December 2011 targeted allocations were approximately 45% Fixed Income Select Funds, 30% U.S. Equity Select Funds, 8% Non-U.S. Equity Select Fund and 17% Real Return Select Funds.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a positive return of 2.52% for the one-year period ended December 31, 2011, benefiting from positive absolute performance from all of the Fixed Income Select Funds and Real Return Select Funds. Overall exposure to Equity Select Funds was a detractor to the Fund’s performance due to negative investment results for the Growth Equity Fund and International Equity Fund. The Fund’s absolute return was most positively influenced by its exposure to the Real Return Select Funds, with the Inflation Protected Bond Fund, which returned 12.00% for 2011, contributing most.

U.S. equity exposure contributed to the positive performance of the Fund. From a price perspective, the domestic equity market ended the year almost exactly where it started, as measured by level of the S&P 500® Index, with all positive performance for investors generated solely through reinvested dividends. However, the domestic equity market was anything but “flat”, as investors endured extreme market volatility throughout a year where uncertainty reigned and political or macro-economic headlines could send the “risk-on, risk-off ” market up or down several percentage points in a single day. Despite a volatile year and a brutal double-digit third quarter sell-off, the domestic equity market showed its resilience in the fourth quarter and, after a double-digit bounce, managed to deliver a positive investment return for the year.

Non-U.S. equity exposure was the largest absolute detractor to Fund performance, as the International Equity Fund returned -14.01% for the one-year period ended December 31, 2011. While U.S. equity market returns were meager, they were significantly better than those abroad as foreign equity markets fell under the pressures of the debt crisis in Europe, China’s effort to slow economic growth and the concerns that a slow global economy could threaten export-driven emerging market economies.

The Fund’s majority allocation to fixed income holdings contributed meaningfully to absolute performance, as fixed income outpaced equities on a broad measure basis by 5.73%, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% compared to the S&P 500® Index which returned 2.11% in 2011, respectively. The bond market benefited from the economic uncertainty and overall risk aversion during a turbulent 2011, with all major bond market sectors posting positive returns for the year, led by the U.S. Treasury sector.

The Fund underperformed its composite benchmark by 0.87% in 2011. The largest detractors to relative performance were the Medium-Duration Bond Fund, Inflation Protected Bond Fund and Growth Equity Fund, as a result of underweight exposure to U.S. Treasuries, duration and yield curve strategies and security selection, respectively. The Fund’s relative performance was most positively impacted by exposure to the Small Cap Equity Fund which benefited almost entirely from security selection, leading it to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2005. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 14 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2005 Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	2.52%	3.39%
Five Year	2.56%	3.09%
Since Inception	2.56%	3.09%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.11%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 2011, consisting of 26.25% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 18.00% of the Barclays Capital U.S. Aggregate Bond Index, 15.00% of the Barclays Capital U.S. TIPS Index, 14.00% of the S&P 500® Index, 2.50% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 7.01% of the Russell 1000® Value Index, 7.01% of the Russell 1000® Growth Index, 1.75% of the Russell 2000® Index and 8.48% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2005 FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	1,386,612	$1,386,612
GuideStone Low-Duration Bond Fund (GS4 Class)¥	1,229,952	16,235,367
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	803,704	11,308,110
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	840,254	9,377,236
GuideStone Global Bond Fund (GS4 Class)¥	5,437	52,899
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	886,151	9,038,741
GuideStone Real Estate Securities Fund (GS4 Class)¥	185,407	1,702,039
GuideStone Value Equity Fund (GS4 Class)¥	324,417	4,541,842
GuideStone Growth Equity Fund (GS4 Class)¥	237,884	4,431,783
GuideStone Small Cap Equity Fund (GS4 Class)¥	77,070	1,126,770
GuideStone International Equity Fund (GS4 Class)¥	471,450	5,341,531

Total Mutual Funds (Cost $60,887,192)		64,542,930

TOTAL INVESTMENTS — 99.9% (Cost $60,887,192)		64,542,930
Other Assets in Excess of Liabilities — 0.1%		64,927

NET ASSETS — 100.0%		$64,607,857

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	57.2
Domestic Equity Funds	32.3
International Equity Fund	8.3
Futures Contracts	2.2
Money Market Fund	2.1

102.1

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$64,542,930	$64,542,930	$—	$—

Total Assets — Investments in Securities	$64,542,930	$64,542,930	$—	$—

Other Financial Instruments***
Futures Contracts	$5,027	$5,027	$—	$—

Total Assets — Other Financial Instruments	$5,027	$5,027	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
14

MyDestination 2015 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. While the Fund follows an allocation glide path that becomes more conservative over time, the December 2011 targeted allocations were approximately 29% Fixed income Select Funds, 42% U.S. Equity Select Funds, 11% Non-U.S. Equity Select Fund and 18% Real Return Select Funds.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a modest return of 1.84% for the one-year period ended December 31, 2011, benefiting from positive absolute performance from all of the Fixed Income Select Funds and Real Return Select Funds. Overall exposure to the Equity Select Funds was a detractor to the Fund’s performance due to negative investment results for the Growth Equity Fund and International Equity Fund. The Fund’s absolute return was most positively influenced by its exposure to the Real Return Select Funds, with its allocation to Inflation Protected Bond Fund, which was up 12.00% for 2011, contributing most.

U.S. equity exposure contributed to the positive performance of the Fund. From a price perspective, the domestic equity market ended the year almost exactly where it started, as measured by level of the S&P 500® Index, with all positive performance for investors generated solely through reinvested dividends. However, the domestic equity markets were anything but “flat”, as investors endured extreme market volatility throughout a year where uncertainty reigned and political or macro-economic headlines could send the “risk-on, risk-off ” market up or down several percentage points in a single day. Despite a volatile year and a brutal double-digit third quarter sell-off, the domestic equity market showed its resilience in the fourth quarter and, after a double-digit bounce, managed to deliver a positive investment return for the year.

Non-U.S. equity exposure was the largest absolute detractor to Fund performance, as the International Equity Fund returned -14.01% for the one-year period ended December 31, 2011. While U.S. equity market returns were meager, they were significantly better than those abroad as foreign equity markets fell under the pressures of the debt crisis in Europe, China’s effort to slow economic growth and the concerns that a slow global economy could threaten export-driven emerging market economies.

The Fund’s allocation to fixed income holdings contributed to absolute performance, as fixed income outpaced equities on a broad measure basis, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% compared to the S&P 500® Index which returned 2.11% in 2011, respectively. The bond market benefited from the economic uncertainty and overall risk aversion during a turbulent 2011, with all major bond market sectors posting positive returns for the year, led by the U.S. Treasury sector.

The Fund underperformed its composite benchmark by 1.32% for 2011, with its exposure to both Fixed Income Select Funds and Equity Select Funds detracting from relative performance. The largest detractor to relative performance from Fixed Income Select Fund holdings was the Extended-Duration Bond Fund, which underperformed its benchmark due to an underweight in the longer-duration U.S. Treasury sector. The largest detractor to the Fund’s relative performance was attributed to exposure to the Growth Equity Fund, which trailed its respective benchmark as a result of security selection. The Fund’s relative performance was most positively impacted by exposure to the Small Cap Equity Fund, which benefited almost entirely from security selection, leading it to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2015. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 17 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2015 Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	1.84%	3.16%
Five Year	1.84%	2.51%
Since Inception	1.84%	2.51%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.14%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 2011, consisting of 8.00% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 12.25% of the Barclays Capital U.S. Aggregate Bond Index, 2.00% of the Barclays Capital U.S. Long-Term Government Bond, 2.00% of the Barclays Capital U.S. Long-Term Credit Bond Index, 12.00% of the Barclays Capital U.S. TIPS Index, 2.13% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.06% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.06% of the J.P. Morgan Emerging Markets Bond Index Plus, 20.00% of the S&P 500® Index, 5.50% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 9.81% of the Russell 1000® Value Index, 9.81% of the Russell 1000® Growth Index, 2.48% of the Russell 2000® Index and 11.90% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	4,844,410	$4,844,410
GuideStone Low-Duration Bond Fund (GS4 Class)¥	1,596,327	21,071,512
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	2,307,019	32,459,757
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	651,480	11,127,277
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	2,842,830	31,725,979
GuideStone Global Bond Fund (GS4 Class)¥	1,182,345	11,504,217
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	5,180,087	52,836,889
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,683,366	15,453,303
GuideStone Value Equity Fund (GS4 Class)¥	1,978,757	27,702,598
GuideStone Growth Equity Fund (GS4 Class)¥	1,428,391	26,610,921
GuideStone Small Cap Equity Fund (GS4 Class)¥	486,821	7,117,321
GuideStone International Equity Fund (GS4 Class)¥	2,773,281	31,421,274

Total Mutual Funds (Cost $255,829,390)		273,875,458

TOTAL INVESTMENTS — 99.9% (Cost $255,829,390)		273,875,458
Other Assets in Excess of Liabilities — 0.1%		220,635

NET ASSETS — 100.0%		$274,096,093

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	47.3
Bond Funds	39.4
International Equity Fund	11.4
Futures Contracts	1.8
Money Market Fund	1.8

101.7

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$273,875,458	$273,875,458	$—	$—

Total Assets — Investments in Securities	$273,875,458	$273,875,458	$—	$—

Other Financial Instruments***
Futures Contracts	$27,567	$27,567	$—	$—

Total Assets — Other Financial Instruments	$27,567	$27,567	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
17

MyDestination 2025 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a much smaller percentage to fixed income securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 23% Fixed Income Select Funds, 50% U.S. Equity Select Funds 18% Non-U.S. Equity Select Fund and 9% Real Return Select Funds.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 0.03% for the one-year period ended December 31, 2011. The Fund’s absolute return was mostly positive influenced by its exposure to the Fixed Income Select Funds, particularly the Extended-Duration Bond Fund, which was the highest performing Select Fund for the year returning 13.14%.

U.S. equity exposure contributed to the positive performance of the Fund. From a price perspective, the domestic equity market ended the year almost exactly where it started, as measured by level of the S&P 500® Index, with all positive performance for investors generated solely through reinvested dividends. However, the domestic equity market was anything but “flat”, as investors endured extreme market volatility throughout a year where uncertainty reigned and political or macro-economic headlines could send the “risk-on, risk-off ” market up or down several percentage points in a single day. Despite a volatile year and a brutal double-digit third quarter sell-off, the domestic equity market showed its resilience in the fourth quarter and, after a double-digit bounce, managed to deliver a positive investment return for the year.

Non-U.S. equity exposure was the largest absolute detractor to Fund performance, as the International Equity Fund returned -14.01% for the one-year period ended December 31, 2011. While U.S. equity market returns were meager, they were significantly better than those abroad as foreign equity markets fell under the pressures of the debt crisis in Europe, China’s effort to slow economic growth and the concerns that a slow global economy could threaten export-driven emerging market economies.

The Fund’s allocation to fixed income holdings contributed to absolute performance, as fixed income outpaced equities on a broad measure basis, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% compared to the S&P 500® Index which returned 2.11% in 2011, respectively. The bond market benefited from the economic uncertainty and overall risk aversion during a turbulent 2011, with all major bond market sectors posting positive returns for the year, led by the U.S. Treasury sector.

The Fund underperformed its composite benchmark by 1.36% in 2011. The Fund’s largest contributor to absolute performance, the Extended-Duration Bond Fund, was also one of its largest detractors to relative underperformance. The Extended-Duration Bond Fund’s benchmark-relative performance was negatively impacted by the Fund’s underweight to the longer-duration U.S. Treasury sector. The Growth Equity Fund was the Fund’s other significant detractor to relative performance, with it trailing its respective benchmark for the year as a result of security selection. The Fund’s relative performance was most positively impacted by exposure to the Small Cap Equity Fund, which benefited almost entirely from security selection, leading it to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2025. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 20 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2025 Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	0.03%	1.39%
Five Year	0.54%	1.40%
Since Inception	0.54%	1.40%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.21%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index as of December 2011, consisting of 1.50% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 8.50% of the Barclays Capital U.S. Aggregate Bond Index, 3.38% of the Barclays Capital U.S. Long-Term Government Bond, 3.38% of the Barclays Capital U.S. Long-Term Credit Bond Index, 2.00% of the Barclays Capital U.S. TIPS Index, 3.38% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.68% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.68% of the J.P. Morgan Emerging Markets Bond Index Plus, 16.00% of the S&P 500® Index, 6.50% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 14.60% of the Russell 1000® Value Index, 14.60% of the Russell 1000® Growth Index, 4.60% of the Russell 2000® Index and 18.20% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS4 Class)¥	4,563,617	$4,563,617
GuideStone Low-Duration Bond Fund (GS4 Class)¥	296,027	3,907,553
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	1,618,735	22,775,602
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	1,108,466	18,932,605
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	459,417	5,127,095
GuideStone Global Bond Fund (GS4 Class)¥	1,888,517	18,375,272
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	4,142,518	42,253,683
GuideStone Real Estate Securities Fund (GS4 Class)¥	2,011,290	18,463,641
GuideStone Value Equity Fund (GS4 Class)¥	2,930,009	41,020,132
GuideStone Growth Equity Fund (GS4 Class)¥	2,134,391	39,763,711
GuideStone Small Cap Equity Fund (GS4 Class)¥	888,358	12,987,798
GuideStone International Equity Fund (GS4 Class)¥	4,377,351	49,595,383

Total Mutual Funds (Cost $267,862,993)		277,766,092

TOTAL INVESTMENTS — 99.8% (Cost $267,862,993)		277,766,092
Other Assets in Excess of Liabilities — 0.2%		473,263

NET ASSETS — 100.0%		$278,239,355

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	55.5
Bond Funds	24.8
International Equity Fund	17.8
Futures Contracts	1.7
Money Market Fund	1.7

101.5

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$277,766,092	$277,766,092	$—	$—

Total Assets — Investments in Securities	$277,766,092	$277,766,092	$—	$—

Other Financial Instruments***
Futures Contracts	$44,511	$44,511	$—	$—

Total Assets — Other Financial Instruments	$44,511	$44,511	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
20

MyDestination 2035 Fund

The Fund, through investments in the underlying Select Funds, combines a high percentage of exposure to equity securities with only a modest percentage to fixed income securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 11% Fixed Income Select Funds, 53% U.S. Equity Select Funds, 29% Non-U.S. Equity Select Fund and 7% Real Return Select Fund.

Equity exposure represented approximately 82% of the Fund and, therefore, contributed most all of the Fund’s return. The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a return of -2.99% for the one-year period ended December 31, 2011, with the loss mostly attributable to its exposure to the non-U.S. equity market. The International Equity Fund returned -14.01% in 2011, just slightly less than the MSCI ACWI (All Country World Index) Ex-U.S. Index, which is a broad measure of international equity market returns, at -13.71% for 2011. The Fund’s overall performance was most positively impacted by its exposure to the Real Estate Securities Fund, as U.S. property stocks, supported by well capitalized balance sheets, limited supply and relatively attractive dividend yields, outperformed the broader equity market in 2011.

U.S. equity exposure was a positive contributor to absolute performance. From a price perspective, the domestic equity market ended the year almost exactly where it started, as measured by level of the S&P 500® Index, with all positive performance for investors generated solely through reinvested dividends. However, the domestic equity market was anything but “flat”, as investors endured extreme market volatility throughout a year where uncertainty reigned and political or macro-economic headlines could send the “risk-on, risk-off ” market up or down several percentage points in a single day. Despite a volatile year and a brutal double-digit third quarter sell-off, the domestic equity market showed its resilience in the fourth quarter and, after a double-digit bounce, managed to deliver a positive investment return for the year.

Non-U.S. equity exposure was the largest absolute detractor to Fund performance. While U.S. equity market returns were meager, they were significantly better than those abroad as foreign equity markets fell under the pressures of the debt crisis in Europe, China’s effort to slow economic growth and the concerns that a slow global economy could threaten export-driven emerging market economies.

The Fund’s modest allocation to fixed income holdings contributed modestly to absolute performance, as fixed income outpaced equities on a broad measure basis, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% compared to the S&P 500® Index which returned 2.11% in 2011, respectively. The bond market benefited from the economic uncertainty and overall risk aversion during a turbulent 2011, with all major bond market sectors posting positive returns for the year, led by the U.S. Treasury sector.

The Fund underperformed its composite benchmark by 1.15% in 2011, with relative underperformance dominated by its exposure to the Growth Equity Fund. The Growth Equity Fund underperformed its benchmark index primarily due to security selection. The Fund’s relative performance was most positively impacted by exposure to the Small Cap Equity Fund, which benefited almost entirely from security selection, leading it to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2035. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 23 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2035 Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	-2.99%	-1.84%
Five Year	-1.06%	-0.13%
Since Inception	-1.06%	-0.13%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.33%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index as of December 2011, consisting of 2.25% of the Barclays Capital U.S. Aggregate Bond Index, 1.13% of the Barclays Capital U.S. Long-Term Government Bond, 1.13% of the Barclays Capital U.S. Long-Term Credit Bond Index, 3.25% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.62% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.62% of the J.P. Morgan Emerging Markets Bond Index Plus, 7.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 22.59% of the Russell 1000® Value Index, 22.59% of the Russell 1000® Growth Index, 8.12% of the Russell 2000® Index and 28.70% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	3,087,962	$3,087,962
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	196,575	2,765,813
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	170,008	2,903,731
GuideStone Global Bond Fund (GS4 Class)¥	836,270	8,136,904
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,020,690	9,369,933
GuideStone Value Equity Fund (GS4 Class)¥	2,090,263	29,263,689
GuideStone Growth Equity Fund (GS4 Class)¥	1,538,053	28,653,926
GuideStone Small Cap Equity Fund (GS4 Class)¥	715,589	10,461,907
GuideStone International Equity Fund (GS4 Class)¥	3,213,343	36,407,178

Total Mutual Funds (Cost $129,173,429)		131,051,043

TOTAL INVESTMENTS — 99.7% (Cost $129,173,429)		131,051,043
Other Assets in Excess of Liabilities — 0.3%		394,999

NET ASSETS — 100.0%		$131,446,042

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	59.1
International Equity Fund	27.7
Bond Funds	10.5
Futures Contracts	2.4
Money Market	2.4

102.1

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$131,051,043	$131,051,043	$—	$—

Total Assets — Investments in Securities	$131,051,043	$131,051,043	$—	$—

Other Financial Instruments***
Futures Contracts	$26,203	$26,203	$—	$—

Total Assets — Other Financial Instruments	$26,203	$26,203	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
23

MyDestination 2045 Fund

The Fund, through investments in the underlying Select Funds, combines a high percentage of exposure to equity securities with only a modest percentage to fixed income securities. While the Fund follows an allocation glide path that becomes more conservative over time, the year-end targeted allocations were approximately 6% Fixed Income Select Funds, 55% U.S. Equity Select Funds, 30% Non-U.S. Equity Select Fund and 9% Real Return Select Fund.

Equity exposure represented approximately 94% of the Fund and, therefore, contributed most all of the Fund’s returns. The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund returned -3.63% for the one-year period ended December 31, 2011, with the loss mostly attributable to its exposure to the International Equity Fund. The International Equity Fund returned -14.01% in 2011, just slightly less than the MSCI ACWI (All Country World Index) Ex-U.S. Index, which is a broad measure of international equity market returns, at -13.71% for 2011. The Fund’s overall performance was most positively impacted by its exposure to the Real Estate Securities Fund, as U.S. property stocks, supported by well capitalized balance sheets, limited supply and relatively attractive dividend yields, outperformed the broader equity market in 2011.

U.S. equity exposure was a positive contributor to absolute performance. From a price perspective, the domestic equity market ended the year almost exactly where it started, as measured by level of the S&P 500® Index, with all positive performance for investors generated solely through reinvested dividends. However, the domestic equity market was anything but “flat”, as investors endured extreme market volatility throughout a year where uncertainty reigned and political or macro-economic headlines could send the “risk-on, risk-off ” market up or down several percentage points in a single day. Despite a volatile year and a brutal double-digit third quarter sell-off, the domestic equity market showed its resilience in the fourth quarter and, after a double-digit bounce, managed to deliver a positive investment return for the year.

Non-U.S. equity exposure was the largest absolute detractor to Fund performance. While U.S. equity market returns were meager, they were significantly better than those abroad as foreign equity markets fell under the pressures of the debt crisis in Europe, China’s effort to slow economic growth and the concerns that a slow global economy could threaten export-driven emerging market economies.

The Fund’s allocation to fixed income holdings contributed modestly to absolute performance, as fixed income outpaced equities on a broad measure basis, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% compared to the S&P 500® Index which returned 2.11% in 2011, respectively. The bond market benefited from the economic uncertainty and overall risk aversion during a turbulent 2011, with all major bond market sectors posting positive returns for the year, led by the U.S. Treasury sector.

The Fund underperformed its composite benchmark by 0.68% in 2011. Relative underperformance was driven by the Fund’s exposure to the Growth Equity Fund, which underperformed its benchmark index due to security selection. The Fund’s relative performance was most positively impacted by exposure to the Small Cap Equity Fund, which benefited almost entirely from security selection, leading it to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2045. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 26 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

MyDestination 2045 Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	-3.63%	-2.95%
Five Year	-1.70%	-0.77%
Since Inception	-1.70%	-0.77%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.42%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index as of December 2011, consisting of 0.50% of the Barclays Capital U.S. Long-Term Government Bond, 0.50% of the Barclays Capital U.S. Long-Term Credit Bond Index, 2.50% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.25% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.25% of the J.P. Morgan Emerging Markets Bond Index Plus, 9.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 23.24% of the Russell 1000® Value Index, 23.24% of the Russell 1000® Growth Index, 8.77% of the Russell 2000® Index and 29.75% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.6%
GuideStone Money Market Fund (GS4 Class)¥	2,134,540	$2,134,540
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	48,205	823,344
GuideStone Global Bond Fund (GS4 Class)¥	453,662	4,414,133
GuideStone Real Estate Securities Fund (GS4 Class)¥	867,620	7,964,747
GuideStone Value Equity Fund (GS4 Class)¥	1,455,377	20,375,280
GuideStone Growth Equity Fund (GS4 Class)¥	1,074,764	20,022,846
GuideStone Small Cap Equity Fund (GS4 Class)¥	527,181	7,707,387
GuideStone International Equity Fund (GS4 Class)¥	2,306,838	26,136,474

Total Mutual Funds (Cost $83,364,328)		89,578,751

TOTAL INVESTMENTS — 99.6% (Cost $83,364,328)		89,578,751
Other Assets in Excess of Liabilities — 0.4%		375,155

NET ASSETS — 100.0%		$89,953,906

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	62.3
International Equity Fund	29.1
Bond Funds	5.8
Futures Contracts	2.4
Money Market Fund	2.4

102.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$89,578,751	$89,578,751	$—	$—

Total Assets — Investments in Securities	$89,578,751	$89,578,751	$—	$—

Other Financial Instruments***
Futures Contracts	$12,721	$12,721	$—	$—

Total Assets — Other Financial Instruments	$12,721	$12,721	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
26

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2011

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Assets
Investments in securities of affiliated issuers, at value(1)	$64,542,930	$273,875,458	$277,766,092	$131,051,043	$89,578,751
Cash collateral for derivatives	77,200	268,000	312,300	243,000	164,500
Receivables:
Dividends	12	36	36	22	15
Fund shares sold	5,831	86,670	198,453	174,784	240,164
Variation margin	618	74	—	—	—
Receivable from advisor	4,466	—	—	—	—
Prepaid expenses and other assets	14,883	16,630	15,210	14,919	14,419

Total Assets	64,645,940	274,246,868	278,292,091	131,483,768	89,997,849

Liabilities
Payables:
Investment securities purchased	—	—	36	36	36
Fund shares redeemed	15,003	100,205	—	—	14,752
Variation margin	—	—	1,342	2,591	1,504
Accrued expenses:
Investment advisory fees	—	23,421	23,650	9,161	2,738
Other expenses	23,080	27,149	27,708	25,938	24,913

Total Liabilities	38,083	150,775	52,736	37,726	43,943

Net Assets	$64,607,857	$274,096,093	$278,239,355	$131,446,042	$89,953,906

Net Assets Consist of:
Paid-in capital	$69,054,399	$281,477,484	$280,924,660	$132,624,725	$87,060,509
Undistributed net investment income	101,776	1,380,630	607,362	—	—
Accumulated net realized loss on investments and futures transactions	(8,209,083)	(26,835,656)	(13,240,277)	(3,082,500)	(3,333,747)
Net unrealized appreciation on investments and futures	3,660,765	18,073,635	9,947,610	1,903,817	6,227,144

Net Assets	$64,607,857	$274,096,093	$278,239,355	$131,446,042	$89,953,906

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$64,607,857	$274,096,093	$278,239,355	$131,446,042	$89,953,906

GS4 shares outstanding	6,731,142	29,255,030	31,565,579	15,989,184	11,302,234

Net asset value, offering and redemption price per GS4 share	$9.60	$9.37	$8.81	$8.22	$7.96

(1) Investments in securities of affiliated issuers, at cost	$60,887,192	$255,829,390	$267,862,993	$129,173,429	$83,364,328

See Notes to Financial Statements.
27

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2011

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Investment Income
Income dividends received from affiliated funds	$970,616	$4,300,361	$4,168,470	$1,646,239	$892,346
Interest	—	12,552	8,614	1,965	194

Total Investment Income	970,616	4,312,913	4,177,084	1,648,204	892,540

Expenses
Investment advisory fees	61,222	274,345	271,901	126,456	85,531
Transfer agent fees:
GS4 Shares	19,083	21,219	21,357	20,180	20,136
Custodian fees	9,664	17,172	18,015	13,994	12,376
Accounting and administration fees	10,249	21,895	22,251	14,231	12,003
Professional fees	56,598	57,115	57,167	56,869	56,763
Blue sky fees:
GS4 Shares	33,019	34,263	34,951	33,264	32,112
Shareholder reporting fees:
GS4 Shares	4,981	9,877	10,368	7,490	7,328
Trustee expenses	350	1,562	1,582	742	500
Line of credit facility fees	678	2,847	2,816	1,320	865
Other expenses	14,146	13,558	13,410	13,409	13,402

Total Expenses	209,990	453,853	453,818	287,955	241,016
Expenses waived/reimbursed net of amount recaptured(1)	(91,223)	—	—	(40,727)	(74,220)

Net Expenses	118,767	453,853	453,818	247,228	166,796

Net investment income	851,849	3,859,060	3,723,266	1,400,976	725,744

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	306,340	1,288,463	974,079	142,093	42,882
Net realized gain (loss) on investment securities of affiliated issuers	2,262,537	(8,058,170)	(6,802,668)	108,979	(16,957)
Net realized gain (loss) on investment securities of unaffiliated issuers	—	(14,767)	14,802	2,814	2
Net realized gain (loss) on futures transactions	(51,199)	171,780	523,880	(63,635)	147

Net realized gain (loss)	2,517,678	(6,612,694)	(5,289,907)	190,251	26,074

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(2,030,579)	7,195,928	902,050	(5,712,404)	(4,102,333)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	—	22,455	(5,450)	(941)	(22)
Change in unrealized appreciation (depreciation) on futures	5,027	(75,155)	(18,636)	(5,743)	(23,615)

Net change in unrealized appreciation (depreciation)	(2,025,552)	7,143,228	877,964	(5,719,088)	(4,125,970)

Net Realized and Unrealized Gain (Loss)	492,126	530,534	(4,411,943)	(5,528,837)	(4,099,896)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,343,975	$4,389,594	$(688,677)	$(4,127,861)	$(3,374,152)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.
28

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund
	For the Year Ended
	12/31/11	12/31/10
Operations:
Net investment income	$851,849	$957,660
Net realized gain (loss) on investment securities and futures transactions	2,517,678	(2,591,615)
Net change in unrealized appreciation (depreciation) on investment securities and futures	(2,025,552)	7,862,555

Net increase (decrease) in net assets resulting from operations	1,343,975	6,228,600

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(1,118,885)	(1,382,009)
Distributions from net realized capital gains	—	—

Total dividends and distributions	(1,118,885)	(1,382,009)

Capital Share Transactions:
Proceeds from GS4 shares sold	25,225,989	16,345,475
Reinvestment of dividends and distributions into GS4 shares	1,118,483	1,381,875
Value of GS4 shares redeemed	(16,644,614)	(34,721,138)

Net increase (decrease) from capital share transactions(2)	9,699,858	(16,993,788)

Total increase (decrease) in net assets	9,924,948	(12,147,197)

Net Assets:
Beginning of Year	54,682,909	66,830,106

End of Year*	$64,607,857	$54,682,909

* Including undistributed net investment income	$101,776	$149,327

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.
29

MyDestination 2015 Fund		MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

$3,859,060	$3,914,330	$3,723,266	$3,326,828	$1,400,976	$1,149,458	$725,744	$605,319
(6,612,694)	(6,101,491)	(5,289,907)	(705,885)	190,251	(925,478)	26,074	443,618
7,143,228	32,497,322	877,964	26,572,953	(5,719,088)	13,928,400	(4,125,970)	8,943,961

4,389,594	30,310,161	(688,677)	29,193,896	(4,127,861)	14,152,380	(3,374,152)	9,992,898

(4,639,060)	(5,104,591)	(4,085,427)	(3,787,639)	(1,436,957)	(1,213,587)	(728,739)	(603,947)
—	—	—	—	(762,677)	(98,451)	(1,952,225)	(257,097)

(4,639,060)	(5,104,591)	(4,085,427)	(3,787,639)	(2,199,634)	(1,312,038)	(2,680,964)	(861,044)

54,743,331	47,065,643	59,628,488	50,705,586	33,005,073	28,363,630	27,357,501	25,499,963
4,639,060	5,104,589	4,085,427	3,787,605	2,199,634	1,312,038	2,680,965	861,044
(30,708,423)	(50,968,664)	(17,202,341)	(12,960,593)	(7,637,385)	(7,729,184)	(9,832,010)	(3,849,382)

28,673,968	1,201,568	46,511,574	41,532,598	27,567,322	21,946,484	20,206,456	22,511,625

28,424,502	26,407,138	41,737,470	66,938,855	21,239,827	34,786,826	14,151,340	31,643,479

245,671,591	219,264,453	236,501,885	169,563,030	110,206,215	75,419,389	75,802,566	44,159,087

$274,096,093	$245,671,591	$278,239,355	$236,501,885	$131,446,042	$110,206,215	$89,953,906	$75,802,566

$1,380,630	$1,490,826	$607,362	$642,853	$—	$4,948	$—	$1,491

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
MyDestination 2005 Fund

GS4 Class
2011	$9.53	$0.14	#	$0.05		$0.05	$(0.17)	$—	$9.60	2.52%	$64,608	0.20%	0.35%	1.43%	31%
2010	8.84	0.14	#	0.09		0.70	(0.24)	—	9.53	10.56	54,683	0.20	0.26	1.50	19
2009	7.44	0.18	#	0.04		1.40	(0.22)	—	8.84	21.84	66,830	0.20	0.26	2.31	57
2008	10.35	0.30	#	0.08		(2.75)	(0.31)	(0.23)	7.44	(22.78)	50,678	0.20	0.29	3.25	40
2007	10.00	0.33	#	0.62		(0.31)	(0.28)	(0.01)	10.35	6.42	57,667	0.20	0.43	3.16	21

MyDestination 2015 Fund

GS4 Class
2011	$9.36	$0.14	#	$0.05		$(0.02)	$(0.16)	$—	$9.37	1.84%	$274,096	0.17%	0.17%	1.46%	33%
2010	8.42	0.14	#	0.06		0.94	(0.20)	—	9.36	13.54	245,672	0.16	0.16	1.65	28
2009	6.83	0.17	#	0.02		1.58	(0.18)	—	8.42	26.27	219,264	0.16	0.16	2.25	25
2008	10.33	0.26	#	0.09		(3.39)	(0.19)	(0.27)	6.83	(29.31)	146,140	0.20	0.18	2.87	22
2007	10.00	0.29	#	0.83		(0.50)	(0.28)	(0.01)	10.33	6.12	169,953	0.20	0.24	2.74	7

MyDestination 2025 Fund

GS4 Class
2011	$8.94	$0.13	#	$0.03		$(0.16)	$(0.13)	$—	$8.81	0.03%	$278,239	0.17%	0.17%	1.42%	24%
2010	7.88	0.14	#	0.03		1.04	(0.15)	—	8.94	15.32	236,502	0.20	0.17	1.72	15
2009	6.18	0.14	#	0.01		1.69	(0.14)	—	7.88	30.12	169,563	0.20	0.19	2.11	13
2008	10.24	0.21	#	0.09		(3.89)	(0.15)	(0.32)	6.18	(35.00)	96,826	0.20	0.21	2.47	10
2007	10.00	0.25	#	1.13		(0.85)	(0.28)	(0.01)	10.24	5.29	105,102	0.20	0.30	2.37	5

MyDestination 2035 Fund

GS4 Class
2011	$8.62	$0.10	#	$0.01		$(0.37)	$(0.09)	$(0.05)	$8.22	(2.99)%	$131,446	0.20%	0.23%	1.13%	10%
2010	7.52	0.10	#	0.01		1.10	(0.10)	(0.01)	8.62	16.02	110,206	0.20	0.23	1.32	9
2009	5.85	0.10	#	—	†	1.70	(0.11)	(0.02)	7.52	30.99	75,419	0.20	0.28	1.57	4
2008	10.24	0.17	#	0.09		(4.25)	(0.10)	(0.30)	5.85	(38.86)	37,637	0.20	0.40	2.02	5
2007	10.00	0.19	#	1.31		(0.98)	(0.28)	— †	10.24	5.20	35,117	0.20	0.64	1.83	2

MyDestination 2045 Fund

GS4 Class
2011	$8.52	$0.07	#	$—	†	$(0.38)	$(0.07)	$(0.18)	$7.96	(3.63)%	$89,954	0.20%	0.29%	0.87%	25%
2010	7.38	0.08	#	—	†	1.16	(0.07)	(0.03)	8.52	16.80	75,803	0.20	0.30	1.08	1
2009	5.75	0.08	#	—	†	1.67	(0.09)	(0.03)	7.38	30.71	44,159	0.20	0.41	1.23	7
2008	10.12	0.16	#	0.10		(4.34)	(0.06)	(0.23)	5.75	(40.29)	17,998	0.20	0.79	1.97	5
2007	10.00	0.17	#	1.37		(1.09)	(0.28)	(0.05)	10.12	4.46	11,659	0.19	1.48	1.60	9

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.

Conservative Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund has a target of, but is not limited to, an asset allocation of 60% Fixed Income Select Funds, 19% U.S. Equity Select Funds, 6% Non-U.S. Equity Select Fund and 15% Real Return Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a positive absolute return of 1.71% for the one-year period ended December 31, 2011, benefiting from the positive performance of the underlying Fixed Income Select Funds and Real Return Select Fund. The Fund’s absolute return was most positively influenced by its exposure to the Inflation Protected Bond Fund and followed by exposure to the Low-Duration Bond Fund and Small Cap Equity Fund.

Sluggish U.S. growth forecasts, coupled with the Federal Reserve’s low interest rate policy provided an ideal environment for bonds, which contributed a modest absolute benefit to performance. Bonds outpaced U.S. equities on a broad measure by 5.73%, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% compared to the S&P 500® Index which returned 2.11% in 2011, respectively. Representing the preferred safe haven for investors, long-term U.S. government bonds dominated in asset performance for 2011. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results for the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter of 2011.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark by 0.67% in 2011. While the Inflation Protected Bond Fund was the largest contributor to the Fund’s absolute return, it served as the leading driver in the Fund’s relative underperformance during the year. At a target weight of 58%, the Low-Duration Bond Fund finished flat relative to its benchmark for 2011. The contribution to relative performance was negative overall for Equity Select Funds, with the Growth Equity Fund being the largest single detractor to relative performance. The Small Cap Equity Fund provided benefit by contributing a marginal offset to the Fund’s underperformance.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short- to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed-income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 35 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Conservative Allocation Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	1.71%	2.38%
Five Year	3.29%	3.61%
Ten Year	3.84%	4.10%
Since Inception	3.79%	4.10%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.90%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays Capital U.S. TIPS Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00%, 15.00%, 18.88% and 6.12%, respectively.

The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (GS4 Class)¥	6,146,479	$6,146,479
GuideStone Low-Duration Bond Fund (GS4 Class)¥	12,965,211	171,140,785
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	3,806,254	42,477,796
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	2,126,153	21,686,756
GuideStone Value Equity Fund (GS4 Class)¥	1,129,227	15,809,176
GuideStone Growth Equity Fund (GS4 Class)¥	806,478	15,024,688
GuideStone Small Cap Equity Fund (GS4 Class)¥	245,868	3,594,583
GuideStone International Equity Fund (GS4 Class)¥	1,529,074	17,324,412

Total Mutual Funds (Cost $276,433,930)		293,204,675

TOTAL INVESTMENTS — 100.0% (Cost $276,433,930)		293,204,675

Other Assets in Excess of Liabilities — 0.0%		31,329

NET ASSETS — 100.0%		$293,236,004

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)
%
Bond Funds	72.9
Domestic Equity Funds	19.1
International Equity Fund	5.9
Futures Contracts	2.1
Money Market Fund	2.1

102.1

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$293,204,675	$293,204,675	$—	$—

Total Assets — Investments in Securities	$293,204,675	$293,204,675	$—	$—

Other Financial Instruments***
Futures Contracts	$11,485	$11,485	$—	$—

Total Assets — Other Financial Instruments	$11,485	$11,485	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
34

Balanced Allocation Fund

The Fund, through investments in the underlying Select Funds, combines approximately equal percentages to equity securities and fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 36% U.S. Equity Select Funds and 14% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a modest return of 1.01% for the one-year period ended December 31, 2011, benefiting from positive absolute performance from all of the underlying Fixed Income Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Medium-Duration Bond Fund and Extended-Duration Bond Fund, which represented over half of the overall fixed income allocation.

Sluggish U.S. growth forecasts, coupled with the Federal Reserve’s low interest rate policy provided an ideal environment for bonds, which contributed a modest absolute benefit to performance. Bonds outpaced equities on a broad measure by 5.73%, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% and the S&P 500® Index which returned 2.11% in 2011, respectively. Representing the preferred safe haven for investors, long-term U.S. government bonds dominated in asset performance for 2011. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results for the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter of 2011.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark by 1.49% in 2011, suffering the most from its overall exposure to the Fixed Income Select Funds. Notably, the primary source of underperformance came from the Extended–Duration Bond Fund allocation. Within the U.S. Equity Select Funds, the Growth Equity Fund was a detractor as its performance trailed due to security selection. The Small Cap Equity Fund substantially outperformed its benchmark and provided the Fund’s largest relative benefit during the year.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

Please see page 38 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Balanced Allocation Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	1.01%	2.50%
Five Year	2.74%	3.31%
Ten Year	4.95%	5.41%
Since Inception	4.73%	5.18%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.02%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
****

Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 50%, 36% and 14%, respectively.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	27,644,304	$27,644,304
GuideStone Low-Duration Bond Fund (GS4 Class)¥	11,978,745	158,119,436
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	15,975,507	224,775,387
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	5,368,099	91,687,129
GuideStone Global Bond Fund (GS4 Class)¥	5,434,870	52,881,287
GuideStone Defensive Market Strategies Fund (GS4 Class)¥	10,611,577	108,238,087
GuideStone Value Equity Fund (GS4 Class)¥	9,347,964	130,871,501
GuideStone Growth Equity Fund (GS4 Class)¥	6,802,426	126,729,193
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,006,225	29,331,011
GuideStone International Equity Fund (GS4 Class)¥	12,891,706	146,063,033

Total Mutual Funds (Cost $1,062,122,860)		1,096,340,368

TOTAL INVESTMENTS — 99.9% (Cost $1,062,122,860)		1,096,340,368

Other Assets in Excess of Liabilities — 0.1%		934,631

NET ASSETS — 100.0%		$1,097,274,999

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	48.1
Domestic Equity Funds	36.0
International Equity Fund	13.3
Money Market Fund	2.5
Futures Contracts	2.3

102.2

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,096,340,368	$1,096,340,368	$—	$—

Total Assets — Investments in Securities	$1,096,340,368	$1,096,340,368	$—	$—

Other Financial Instruments***
Futures Contracts	$209,166	$209,166	$—	$—

Total Assets — Other Financial Instruments	$209,166	$209,166	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
37

Growth Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 25% Fixed Income Select Funds, 49% U.S. Equity Select Funds and 26% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a return of -2.39% for the one-year period ended December 31, 2011, as all detraction from absolute performance came from the underlying Equity Select Funds. The Fund’s absolute returns were primarily influenced by its exposure to the Growth Equity Fund and International Equity Fund, which represented roughly two-thirds of the overall equity allocation.

Despite strong fourth quarter performance, equities accounted for the Fund’s total shortfall in absolute performance during the year. Sluggish U.S. growth forecasts, coupled with the Federal Reserve’s low interest rate policy provided an ideal environment for bonds which contributed a modest absolute benefit to performance, outpacing U.S. equities on a broad measure by 5.73%, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% and the S&P 500® Index which returned 2.11% in 2011, respectively. Representing the preferred safe haven for investors, long-term U.S. government bonds dominated in asset performance for 2011. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results for the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter of 2011.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging International markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark by 1.43% in 2011. The largest detractor to the Fund’s relative performance was attributed to exposure to the Growth Equity Fund, which trailed its respective benchmark due to security selection. The Fund’s relative performance was positively impacted by exposure to the Small Cap Equity Fund, which benefited almost entirely from security selection, leading the Fund to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 41 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Growth Allocation Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	-2.39%	-0.96%
Five Year	0.38%	1.22%
Ten Year	4.13%	4.84%
Since Inception	3.82%	4.50%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.11%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25.00%, 48.75% and 26.25%, respectively.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS4 Class)¥	19,900,650	$19,900,650
GuideStone Low-Duration Bond Fund (GS4 Class)¥	4,246,343	56,051,733
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	5,669,799	79,774,068
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	1,825,043	31,171,733
GuideStone Global Bond Fund (GS4 Class)¥	1,951,009	18,983,314
GuideStone Value Equity Fund (GS4 Class)¥	12,373,714	173,231,995
GuideStone Growth Equity Fund (GS4 Class)¥	8,996,932	167,612,841
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,718,084	39,738,385
GuideStone International Equity Fund (GS4 Class)¥	17,271,832	195,689,851

Total Mutual Funds (Cost $794,081,598)		782,154,570

TOTAL INVESTMENTS — 99.8% (Cost $794,081,598)		782,154,570

Other Assets in Excess of Liabilities — 0.2%		1,189,466

NET ASSETS — 100.0%		$783,344,036

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	48.6
International Equity Fund	25.0
Bond Funds	23.7
Futures Contracts	2.5
Money Market Fund	2.5

102.3

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$782,154,570	$782,154,570	$—	$—

Total Assets — Investments in Securities	$782,154,570	$782,154,570	$—	$—

Other Financial Instruments***
Futures Contracts	$277,548	$277,548	$—	$—

Total Assets — Other Financial Instruments	$277,548	$277,548	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
40

Aggressive Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund has a target of, but is not limited to, an asset allocation of 63% U.S. Equity Select Funds and 35% Non-U.S. Select Fund, with a small allocation of 2% to Fixed Income Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a return of -5.14% for the one-year period ended December 31, 2011, as absolute performance was almost entirely attributable to exposure to the International Equity Fund, which represented a target weight of 35% of the Fund.

Despite strong fourth quarter performance, equities accounted for the Fund’s total performance shortfall during the year. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results for the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter of 2011. Overall, the U.S. equity market returned 2.11%, as represented for the S&P 500® Index for 2011.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark by 1.01% in 2011. The Growth Equity Fund and International Equity Fund served as key drivers in the Fund’s relative underperformance for the year. The Growth Equity Fund, the largest detractor to relative performance, suffered the most due to security selection. Relative benefit was produced by the Small Cap Equity Fund, which outperformed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

Please see page 44 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Aggressive Allocation Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	-5.14%	-4.13%
Five Year	-2.02%	-1.02%
Ten Year	3.18%	4.10%
Since Inception	2.77%	3.64%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.21%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 65% and 35%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 100.2%
GuideStone Money Market Fund (GS4 Class)¥	16,535,540	$16,535,540
GuideStone Value Equity Fund (GS4 Class)¥	14,080,313	197,124,381
GuideStone Growth Equity Fund (GS4 Class)¥	10,353,641	192,888,334
GuideStone Small Cap Equity Fund (GS4 Class)¥	3,025,235	44,228,930
GuideStone International Equity Fund (GS4 Class)¥	19,916,436	225,653,215
Total Mutual Funds (Cost $718,507,624)		676,430,400

TOTAL INVESTMENTS — 100.2% (Cost $718,507,624)		676,430,400

Liabilities in Excess of Other Assets — (0.2)%		(1,640,613)
NET ASSETS — 100.0%		$674,789,787

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	64.4
International Equity Fund	33.4
Money Market Fund	2.4
Futures Contracts	2.2

102.4

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$676,430,400	$676,430,400	$—	$—

Total Assets — Investments in Securities	$676,430,400	$676,430,400	$—	$—

Other Financial Instruments***
Futures Contracts	$389,119	$389,119	$—	$—

Total Assets — Other Financial Instruments	$389,119	$389,119	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
43

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2011

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value (1)	$293,204,675	$1,096,340,368	$782,154,570	$676,430,400
Cash collateral for derivatives	153,200	1,170,600	1,261,400	1,453,000
Receivables:
Dividends	55	203	128	100
Investment securities sold	—	—	—	5,855
Fund shares sold	39,263	16,236	53,018	38,448
Variation margin on financial futures contracts	13	4,321	—	—
Prepaid expenses and other assets	10,125	11,798	10,442	11,110

Total Assets	293,407,331	1,097,543,526	783,479,558	677,938,913

Liabilities
Payables:
Investment securities purchased	—	—	108	9,727
Fund shares redeemed	128,637	137,898	31,168	3,041,705
Variation margin on financial futures contracts	—	—	6,289	13,095
Accrued expenses:
Investment advisory fees	8,474	73,723	52,187	44,402
Other expenses	34,216	56,906	45,770	40,197

Total Liabilities	171,327	268,527	135,522	3,149,126

Net Assets	$293,236,004	$1,097,274,999	$783,344,036	$674,789,787

Net Assets Consist of:
Paid-in-capital	$279,004,988	$1,067,696,296	$796,492,515	$715,737,871
Undistributed net investment income	—	3,269	—	1,962
Undistributed (accumulated) net realized gain (loss) on investments and futures transactions	(2,551,214)	(4,851,240)	(1,498,999)	738,059
Net unrealized appreciation (depreciation) on investments and futures	16,782,230	34,426,674	(11,649,480)	(41,688,105)

Net Assets	$293,236,004	$1,097,274,999	$783,344,036	$674,789,787

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$293,236,004	$1,097,274,999	$783,344,036	$674,789,787

GS4 shares outstanding	25,053,908	93,211,369	67,517,434	61,951,514

Net asset value, offering and redemption price per GS4 share	$11.70	$11.77	$11.60	$10.89

(1) Investments in securities of affiliated issuers, at cost	$276,433,930	$1,062,122,860	$794,081,598	$718,507,624

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2011

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income dividends received from affiliated funds	$4,398,734	$19,803,468	$11,387,546	$6,940,125
Interest	187	101,817	36,579	1,301

Total Investment Income	4,398,921	19,905,285	11,424,125	6,941,426

Expenses
Investment advisory fees	284,603	1,158,977	845,984	745,178
Transfer agent fees:
GS4 shares	29,059	53,036	38,742	35,237
Custodian fees	14,929	33,325	27,749	22,557
Accounting and administration fees	23,192	68,085	52,653	47,002
Professional fees	57,459	57,457	57,457	57,797
Blue sky fees:
GS4 shares	28,048	38,438	31,551	28,588
Shareholder reporting fees:
GS4 shares	26,207	62,026	45,306	40,724
Trustee expenses	1,663	6,534	4,738	4,101
Line of credit facility fees	3,226	12,962	9,637	8,646
Other expenses	13,628	14,725	14,953	14,199

Total Expenses	482,014	1,505,565	1,128,770	1,004,029
Expenses waived/reimbursed(1)	(148,927)	(157,363)	(133,967)	(129,580)

Net Expenses	333,087	1,348,202	994,803	874,449

Net investment income	4,065,834	18,557,083	10,429,322	6,066,977

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,107,068	5,645,693	2,075,526	214,110
Net realized gain (loss) on investment securities of affiliated issuers	(530,439)	11,536,671	7,196,866	6,621,505
Net realized gain on investment securities of unaffiliated issuers	16	128,932	54,256	96
Net realized gain (loss) on futures transactions	(474,091)	2,409,288	798,906	718,908

Net realized gain	102,554	19,720,584	10,125,554	7,554,619

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	283,227	(26,511,727)	(39,273,899)	(49,074,296)
Change in unrealized depreciation on investment securities of unaffiliated issuers	(38)	(66,003)	(20,061)	(403)
Change in unrealized depreciation on futures	(47,086)	(246,347)	(130,695)	(96,556)

Net change in unrealized appreciation (depreciation)	236,103	(26,824,077)	(39,424,655)	(49,171,255)

Net Realized and Unrealized Gain (Loss)	338,657	(7,103,493)	(29,299,101)	(41,616,636)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,404,491	$11,453,590	$(18,869,779)	$(35,549,659)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10
Operations:
Net investment income	$4,065,834	$4,501,021	$18,557,083	$22,182,168
Net realized gain on investment securities and futures transactions	102,554	6,404,018	19,720,584	10,625,849
Net change in unrealized appreciation (depreciation) on investment securities and futures	236,103	9,213,337	(26,824,077)	94,062,971

Net increase (decrease) in net assets resulting from operations	4,404,491	20,118,376	11,453,590	126,870,988

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(4,792,770)	(5,905,990)	(23,283,553)	(30,794,116)
Distributions from net realized capital gains	(4,309,760)	(1,420,226)	(19,005,488)	—

Total dividends and distributions	(9,102,530)	(7,326,216)	(42,289,041)	(30,794,116)

Capital Share Transactions:
Proceeds from GS4 shares sold	57,204,012	37,177,857	60,590,265	44,223,390
Reinvestment of dividends and distributions into GS4 shares	9,098,316	7,320,019	42,263,421	30,789,666
Value of GS4 shares redeemed	(30,360,939)	(80,047,873)	(95,724,099)	(183,100,371)

Net increase (decrease) from capital share transactions(2)	35,941,389	(35,549,997)	7,129,587	(108,087,315)

Total increase (decrease) in net assets	31,243,350	(22,757,837)	(23,705,864)	(12,010,443)

Net Assets:
Beginning of Year	261,992,654	284,750,491	1,120,980,863	1,132,991,306

End of Year*	$293,236,004	$261,992,654	$1,097,274,999	$1,120,980,863

* Including undistributed net investment income	$—	$83,018	$3,269	$2,195,907

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/11	12/31/10	12/31/11	12/31/10

$10,429,322	$11,875,862	$6,066,977	$6,606,095
10,125,554	14,704,282	7,554,619	10,815,244
(39,424,655)	78,912,409	(49,171,255)	85,563,361

(18,869,779)	105,492,553	(35,549,659)	102,984,700

(11,523,090)	(17,932,584)	(6,067,329)	(6,611,145)
(13,505,147)	(5,229,092)	(11,387,493)	(7,518,944)

(25,028,237)	(23,161,676)	(17,454,822)	(14,130,089)

33,158,753	28,291,186	31,839,557	34,506,419
25,025,796	23,159,991	17,454,013	14,129,316
(72,868,581)	(132,666,304)	(66,992,296)	(121,731,738)

(14,684,032)	(81,215,127)	(17,698,726)	(73,096,003)

(58,582,048)	1,115,750	(70,703,207)	15,758,608

841,926,084	840,810,334	745,492,994	729,734,386

$783,344,036	$841,926,084	$674,789,787	$745,492,994

$—	$218,423	$1,962	$2,220

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund

GS4 Class
2011	$11.87	$0.18	#	$0.05		$(0.03)	$(0.19)	$(0.18)	$11.70	1.71%	$293,236	0.12%	0.17%	1.47%	9%
2010	11.39	0.18	#	0.08		0.56	(0.27)	(0.07)	11.87	7.19	261,993	0.12	0.15	1.57	19
2009	10.33	0.26	#	—	†	1.44	(0.26)	(0.38)	11.39	16.58	284,750	0.12	0.16	2.37	32
2008	13.02	0.42	#	0.03		(2.17)	(0.42)	(0.55)	10.33	(13.11)	246,617	0.12	0.15	3.36	17
2007	13.15	0.43	#	0.21		0.21	(0.44)	(0.54)	13.02	6.48	313,829	0.13	0.16	3.13	13

Balanced Allocation Fund

GS4 Class
2011	$12.12	$0.20	#	$0.06		$(0.14)	$(0.26)	$(0.21)	$11.77	1.01%	$1,097,275	0.12%	0.13%	1.65%	16%
2010	11.14	0.23	#	0.09		1.00	(0.34)	—	12.12	11.87	1,120,981	0.12	0.12	1.95	17
2009	9.20	0.26	#	0.05		1.97	(0.27)	(0.07)	11.14	25.05	1,132,991	0.12	0.13	2.58	19
2008	14.13	0.39	#	0.13		(3.99)	(0.43)	(1.03)	9.20	(24.41)	905,743	0.12	0.13	3.05	19
2007	14.61	0.41	#	0.48		0.16	(0.48)	(1.05)	14.13	7.16	1,348,204	0.13	0.13	2.68	7

Growth Allocation Fund

GS4 Class
2011	$12.28	$0.16	#	$0.03		$(0.49)	$(0.17)	$(0.21)	$11.60	(2.39)%	$783,344	0.12%	0.14%	1.26%	10%
2010	11.11	0.16	#	0.05		1.31	(0.27)	(0.08)	12.28	13.65	841,926	0.12	0.13	1.43	8
2009	8.86	0.18	#	0.02		2.25	(0.15)	(0.05)	11.11	27.96	840,810	0.12	0.13	1.88	11
2008	15.34	0.28	#	0.13		(5.50)	(0.29)	(1.10)	8.86	(32.98)	667,769	0.12	0.13	2.15	13
2007	16.05	0.30	#	0.78		0.07	(0.43)	(1.43)	15.34	7.16	1,095,092	0.13	0.13	1.80	5

Aggressive Allocation Fund

GS4 Class
2011	$11.79	$0.10	#	$—	†	$(0.71)	$(0.10)	$(0.19)	$10.89	(5.14)%	$674,790	0.12%	0.14%	0.83%	9%
2010	10.43	0.10	#	—	†	1.48	(0.10)	(0.12)	11.79	15.16	745,493	0.12	0.13	0.91	1
2009	8.13	0.10	#	—	†	2.38	(0.10)	(0.08)	10.43	30.82	729,734	0.12	0.14	1.17	3
2008	16.31	0.16	#	0.12		(7.01)	(0.14)	(1.31)	8.13	(41.05)	547,313	0.12	0.13	1.21	7
2007	17.23	0.17	#	1.11		(0.04)	(0.36)	(1.80)	16.31	7.17	1,000,850	0.13	0.13	0.94	2

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.
48

Conservative Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund has a target of, but is not limited to, an asset allocation of 60% Fixed Income Select Funds, 19% U.S. Equity Select Funds, 6% Non-U.S. Equity Select Fund and 15% Real Return Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a positive absolute return of 1.92% for the one-year period ended 2011, benefiting from the positive performance of the underlying Fixed Income Select Funds and Real Return Select Fund. The Fund’s absolute return was most positively influenced by its exposure to the Inflation Protected Bond Fund and followed by exposure to the Low–Duration Bond Fund and Small Cap Equity Fund.

Sluggish U.S. growth forecasts, coupled with the Federal Reserve’s low interest rate policy provided an ideal environment for bonds, which contributed a modest absolute benefit to performance, outpacing equities on a broad measure by 5.73%, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% and the S&P 500® Index which returned 2.11% in 2011, respectively. Representing the preferred safe haven for investors, long-term U.S. government bonds dominated in asset performance for 2011. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results for the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter of 2011.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark by 0.46% in 2011. While the Inflation Protected Bond Fund was the largest contributor to the Fund’s absolute return, it served as the leading driver in the Fund’s relative underperformance during the year. At a target weight of 58%, the Low-Duration Bond Fund finished flat relative to its benchmark over the period. The contribution to relative performance was negative overall for Equity Select Funds, with the Growth Equity Fund being the largest single detractor to relative performance. The Small Cap Equity Fund provided benefit by contributing a marginal offset to the Fund’s underperformance.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short- to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed-income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 53 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Conservative Allocation Fund I

Average Annual Total Returns as of 12/31/11
	GS2 Class*	Benchmark**
One Year	1.92%	2.38%
Five Year	3.49%	3.61%
Since Inception	4.27%	4.47%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.76%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays Capital U.S. TIPS Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index weighted 60.00%, 15.00%, 18.88%, and 6.12%, respectively.

The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS2 Class)¥	859,133	$859,133
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,070,949	43,559,455
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	968,432	10,807,705
GuideStone Defensive Market Strategies Fund (GS2 Class)¥	540,780	5,515,960
GuideStone Value Equity Fund (GS2 Class)¥	571,507	4,017,696
GuideStone Growth Equity Fund (GS2 Class)¥	324,772	3,819,314
GuideStone Small Cap Equity Fund (GS2 Class)¥	93,996	911,766
GuideStone International Equity Fund (GS2 Class)¥	508,277	4,406,763

Total Mutual Funds (Cost $72,053,542)		73,897,792

TOTAL INVESTMENTS — 99.7% (Cost $72,053,542)		73,897,792

Other Assets in Excess of Liabilities — 0.3%		243,067

NET ASSETS — 100.0%		$74,140,859

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	73.4
Domestic Equity Funds	19.2
International Equity Fund	5.9
Money Market Fund	1.2
Futures Contracts	1.1

100.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Investments in Securities:
Mutual Funds	$73,897,792	$73,897,792	$—	$—

Total Assets — Investments in Securities	$73,897,792	$73,897,792	$—	$—

Other Financial Instruments***
Futures Contracts	$4,197	$4,197	$—	$—

Total Assets — Other Financial Instruments	$4,197	$4,197	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
51

Balanced Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines approximately equal percentages to equity securities and fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 36% U.S. Equity Select Funds and 14% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a modest return of 1.14% during 2011, benefiting from positive absolute performance from all of the underlying Fixed Income Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Medium-Duration Bond Fund and Extended-Duration Bond Fund, which represented over half of the overall fixed income allocation.

Sluggish U.S. growth forecasts, coupled with the Federal Reserve’s low interest rate policy provided an ideal environment for bonds which contributed a modest absolute benefit to performance, outpacing equities on a broad measure by 5.73%, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% and S&P 500® Index which returned 2.11% for 2011, respectively. Representing the preferred safe haven for investors, long-term U.S. government bonds dominated in asset performance for 2011. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results in the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark by 1.36%, suffering the most from its overall exposure to the Fixed Income Select Funds. Notably, the primary source of underperformance came from the Extended-Duration Bond Fund allocation. Within the U.S. Equity Select Funds, the Growth Equity Fund was a detractor as performance trailed due to security selection. The Small Cap Equity Fund substantially outperformed its benchmark and provided the Fund’s largest relative benefit during the year.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

Please see page 56 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Balanced Allocation Fund I

Average Annual Total Returns as of 12/31/11
	GS2 Class*	Benchmark**
One Year	1.14%	2.50%
Five Year	2.91%	3.31%
Since Inception	5.73%	6.10%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.83%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 50%, 36% and 14%, respectively.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS2 Class)¥	7,010,111	$7,010,111
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,214,420	44,791,872
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	8,787,757	63,623,363
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	4,005,294	25,954,308
GuideStone Global Bond Fund (GS4 Class)¥	1,539,778	14,982,036
GuideStone Defensive Market Strategies Fund (GS2 Class)¥	3,005,426	30,655,348
GuideStone Value Equity Fund (GS2 Class)¥	5,274,121	37,077,070
GuideStone Growth Equity Fund (GS2 Class)¥	3,054,720	35,923,504
GuideStone Small Cap Equity Fund (GS2 Class)¥	857,821	8,320,866
GuideStone International Equity Fund (GS2 Class)¥	4,768,549	41,343,318

Total Mutual Funds (Cost $313,727,663)		309,681,796

TOTAL INVESTMENTS — 99.8% (Cost $313,727,663)		309,681,796

Other Assets in Excess of Liabilities — 0.2%		584,832

NET ASSETS — 100.0%		$310,266,628

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	48.1
Domestic Equity Funds	36.1
International Equity Fund	13.3
Money Market Fund	2.3
Futures Contracts	2.0

101.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$309,681,796	$309,681,796	$—	$—

Total Assets — Investments in Securities	$309,681,796	$309,681,796	$—	$—

Other Financial Instruments***
Futures Contracts	$110,360	$110,360	$—	$—

Total Assets — Other Financial Instruments	$110,360	$110,360	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
54

Growth Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 25% Fixed Income Select Funds, 49% U.S. Equity Select Funds and 26% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a return of -2.21% for the one-year period ended December 31, 2011, as all detraction from absolute performance came from the underlying Equity Select Funds. The Fund’s absolute return was primarily influenced by its exposure to the Growth Equity Fund and International Equity Fund, which represents roughly two-thirds of the overall equity allocation.

Despite strong fourth quarter performance, equities accounted for the Fund’s total shortfall in absolute performance during the year. Sluggish U.S. growth forecasts, coupled with the Federal Reserve’s low interest rate policy provided an ideal environment for bonds which contributed a modest absolute benefit to performance, outpacing equities on a broad measure by 5.73%, as represented by the Barclays Capital U.S. Aggregate Bond Index which returned 7.84% and the S&P 500® Fund which returned 2.11% for 2011, respectively. Representing the preferred safe haven for investors, long-term U.S. government bonds dominated in asset performance for 2011. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results for the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark by 1.25%. The largest detractor to the Fund’s relative performance was attributed to exposure to the Growth Equity Fund, which trailed its respective benchmark due to security selection. The Fund’s relative performance was positively impacted by exposure to the Small Cap Equity Fund, which benefited almost entirely from security selection, leading the Fund to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 59 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Growth Allocation Fund I

Average Annual Total Returns as of 12/31/11
	GS2 Class*	Benchmark**
One Year	-2.21%	-0.96%
Five Year	0.56%	1.22%
Since Inception	5.52%	6.20%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.92%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
****

Represents a composite index consisting of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25.00%, 48.75% and 26.25%, respectively.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS2 Class)¥	3,847,733	$3,847,733
GuideStone Low-Duration Bond Fund (GS2 Class)¥	1,657,628	14,239,026
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	2,796,294	20,245,166
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	1,221,699	7,916,608
GuideStone Global Bond Fund (GS4 Class)¥	495,542	4,821,627
GuideStone Value Equity Fund (GS2 Class)¥	6,258,987	44,000,680
GuideStone Growth Equity Fund (GS2 Class)¥	3,619,528	42,565,649
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,040,102	10,088,993
GuideStone International Equity Fund (GS2 Class)¥	5,728,943	49,669,938

Total Mutual Funds (Cost $215,039,904)		197,395,420

TOTAL INVESTMENTS — 99.8% (Cost $215,039,904)		197,395,420

Other Assets in Excess of Liabilities — 0.2%		487,642

NET ASSETS — 100.0%		$197,883,062

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	48.9
International Equity Fund	25.1
Bond Funds	23.9
Futures Contracts	2.0
Money Market Fund	1.9

101.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$197,395,420	$197,395,420	$—	$—

Total Assets — Investments in Securities	$197,395,420	$197,395,420	$—	$—

Other Financial Instruments***
Futures Contracts	$95,350	$95,350	$—	$—

Total Assets — Other Financial Instruments	$95,350	$95,350	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
57

Aggressive Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund has a target of, but is not limited to, an asset allocation of 63% U.S. Equity Select Funds and 35% Non-U.S. Select Funds, with a small allocation of 2% to Fixed Income Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a return of -4.93% for the one-year period ended December 31, 2011, as absolute performance was almost entirely attributable to exposure to the International Equity Fund, which represented a target weight of 35% of the Fund.

Despite strong fourth quarter performance, equities accounted for the Fund’s total performance shortfall during the year. Leading into the fourth quarter, reports of improvement in economic data resulted in an optimistic shift in investor sentiment. Consequently, U.S. equities advanced and produced impressive double-digit results for the fourth quarter; however, the positive performance only helped to offset losses suffered during the third quarter of 2011. Overall, the U.S. equity market returned 2.11%, as represented for the S&P 500® Index for 2011.

Continued concerns over the Eurozone sovereign debt crisis and inflationary worries within China’s economy contributed to investor pessimism and a reduced appetite for markets with a higher perception of risk. Both international developed and emerging markets suffered a crushing third quarter correction which led to double-digit losses for the year, as represented by the MSCI EAFE Index (Net) which returned -12.14% and the MSCI Emerging Markets Index (Net) which returned -18.42%, both for the one-year period ended December 31, 2011, respectively. Elevated levels of volatility and asset class correlation were clearly evident throughout the year as macro-economic developments dictated market performance.

The Fund underperformed its composite benchmark during the year by 0.80%. The Growth Equity Fund and International Equity Fund served as key drivers in the Fund’s relative underperformance for the year. The Growth Equity Fund, the largest detractor to relative performance, suffered the most due to security selection. Relative benefit was produced by the Small Cap Equity Fund, which outperformed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

Please see page 62 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Aggressive Allocation Fund I

Average Annual Total Returns as of 12/31/11
	GS2 Class*	Benchmark**
One year	-4.93%	-4.13%
Five year	-1.86%	-1.02%
Since Inception	5.17%	6.15%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.03%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 65% and 35%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS2 Class)¥	2,463,786	$2,463,786
GuideStone Value Equity Fund (GS2 Class)¥	5,389,658	37,889,295
GuideStone Growth Equity Fund (GS2 Class)¥	3,152,062	37,068,247
GuideStone Small Cap Equity Fund (GS2 Class)¥	875,856	8,495,806
GuideStone International Equity Fund (GS2 Class)¥	4,999,394	43,344,744

Total Mutual Funds (Cost $151,744,305)		129,261,878

TOTAL INVESTMENTS — 99.8% (Cost $151,744,305)		129,261,878

Other Assets in Excess of Liabilities — 0.2%		204,254

NET ASSETS — 100.0%		$129,466,132

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	64.4
International Equity Fund	33.5
Futures Contracts	2.0
Money Market Fund	1.9

101.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$129,261,878	$129,261,878	$—	$—

Total Assets — Investments in Securities	$129,261,878	$129,261,878	$—	$—

Other Financial Instruments***
Futures Contracts	$79,143	$79,143	$—	$—

Total Assets — Other Financial Instruments	$79,143	$79,143	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Financial Statements.

See Notes to Financial Statements.
60

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2011

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value (1)	$73,897,792	$309,681,796	$197,395,420	$129,261,878
Cash collateral for derivatives	50,400	339,550	299,950	256,000
Receivables:
Dividends	130	370	234	141
Investment securities sold	217	—	315	—
Fund shares sold	202,209	288,169	221,621	270
Variation margin on financial futures contracts	339	1,476	—	—
Receivable from advisor	4,684	—	—	—
Prepaid expenses and other assets	4,238	4,237	4,237	4,237

Total Assets	74,160,009	310,315,598	197,921,777	129,522,526

Liabilities
Payables:
Fund shares redeemed	—	—	—	31,781
Variation margin on financial futures contracts	—	—	1,262	2,145
Accrued expenses:
Investment advisory fees	—	27,849	17,048	2,114
Other expenses	19,150	21,121	20,405	20,354

Total Liabilities	19,150	48,970	38,715	56,394

Net Assets	$74,140,859	$310,266,628	$197,883,062	$129,466,132

Net Assets Consist of:
Paid-in-capital	$79,008,944	$357,008,433	$238,527,833	$170,634,974
Undistributed net investment income	710,653	5,272,598	1,464,387	2,287,519
Accumulated net realized loss on investments and futures transactions	(7,427,185)	(48,078,896)	(24,560,024)	(21,053,077)
Net unrealized appreciation (depreciation) on investments and futures	1,848,447	(3,935,507)	(17,549,134)	(22,403,284)

Net Assets	$74,140,859	$310,266,628	$197,883,062	$129,466,132

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$74,140,859	$310,266,628	$197,883,062	$129,466,132

GS2 shares outstanding	7,931,423	33,189,321	20,703,673	13,295,524

Net asset value, offering and redemption price per GS2 share	$9.35	$9.35	$9.56	$9.74

(1) Investments in securities of affiliated issuers, at cost	$72,053,542	$313,727,663	$215,039,904	$151,744,305

See Notes to Financial Statements.
61

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2011

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income dividends received from affiliated funds	$1,814,350	$11,325,370	$5,706,219	$2,514,703
Interest	—	25,028	8,390	165

Total Investment Income	1,814,350	11,350,398	5,714,609	2,514,868

Expenses
Investment advisory fees	76,901	355,102	233,520	154,391
Transfer agent fees:
GS2 Shares	3,931	4,007	3,879	3,866
Custodian fees	9,500	21,687	17,222	13,080
Accounting and administration fees	12,093	26,765	20,465	16,053
Professional fees	57,549	58,046	57,731	57,567
Blue sky fees:
GS2 Shares	3,616	3,616	3,616	3,616
Shareholder reporting fees	550	699	447	457
Trustee expenses	453	2,010	1,323	855
Line of credit facility fees	854	3,953	2,619	1,719
Other expenses	13,688	14,224	13,613	13,687

Total Expenses	179,135	490,109	354,435	265,291
Expenses waived/reimbursed net of amount recaptured(1)	(66,248)	—	(2,458)	(38,072)

Net expenses	112,887	490,109	351,977	227,219

Net Investment Income	1,701,463	10,860,289	5,362,632	2,287,649

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	359,023	3,763,881	1,238,595	85,481
Net realized loss on investment securities of affiliated issuers	(244,539)	(19,468,890)	(13,718,234)	(9,170,716)
Net realized gain on investment securities of unaffiliated issuers	—	43,854	9,332	2
Net realized gain (loss) on futures transactions	(166,463)	433,480	129,814	(25,826)

Net realized loss	(51,979)	(15,227,675)	(12,340,493)	(9,111,059)

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(321,081)	7,825,505	1,428,709	(863,950)
Change in unrealized depreciation on investment securities of unaffiliated issuers	—	(11,599)	(3,886)	(35)
Change in unrealized appreciation on futures	4,197	52,372	44,662	17,799

Net change in unrealized appreciation (depreciation)	(316,884)	7,866,278	1,469,485	(846,186)

Net Realized and Unrealized Loss	(368,863)	(7,361,397)	(10,871,008)	(9,957,245)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,332,600	$3,498,892	$(5,508,376)	$(7,669,596)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.
62

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Year Ended		For the Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10
Operations:
Net investment income	$1,701,463	$1,702,970	$10,860,289	$11,905,320
Net realized loss on investment securities and futures transactions	(51,979)	(676,355)	(15,227,675)	(3,548,295)
Net change in unrealized appreciation (depreciation) on investment securities and futures	(316,884)	3,826,228	7,866,278	30,022,672

Net increase (decrease) in net assets resulting from operations	1,332,600	4,852,843	3,498,892	38,379,697

Dividends to Shareholders:
Dividends from net investment income(1)	(1,925,326)	(2,200,764)	(12,643,249)	(15,332,084)

Total dividends	(1,925,326)	(2,200,764)	(12,643,249)	(15,332,084)

Capital Share Transactions:
Proceeds from GS2 shares sold	18,399,863	11,578,089	20,439,001	20,143,207
Reinvestment of dividends and distributions into GS2 shares	1,921,753	2,196,344	12,613,592	15,298,336
Value of GS2 shares redeemed	(17,513,547)	(8,731,188)	(61,130,637)	(37,676,116)

Net increase (decrease) from capital share transactions(2)	2,808,069	5,043,245	(28,078,044)	(2,234,573)

Total increase (decrease) in net assets	2,215,343	7,695,324	(37,222,401)	20,813,040

Net Assets:
Beginning of Year	71,925,516	64,230,192	347,489,029	326,675,989

End of Year*	$74,140,859	$71,925,516	$310,266,628	$347,489,029

* Including undistributed net investment income	$710,653	$724,828	$5,272,598	$5,589,325

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.
63

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Year Ended		For the Year Ended
12/31/11	12/31/10	12/31/11	12/31/10

$5,362,632	$5,592,851	$2,287,649	$2,390,609
(12,340,493)	(2,107,102)	(9,111,059)	(3,843,054)
1,469,485	24,894,782	(846,186)	22,255,533

(5,508,376)	28,380,531	(7,669,596)	20,803,088

(5,922,267)	(6,706,135)	(2,389,446)	(2,510,802)

(5,922,267)	(6,706,135)	(2,389,446)	(2,510,802)

10,889,257	12,756,146	7,071,127	8,533,321
5,901,738	6,685,451	2,387,924	2,509,149
(41,034,407)	(16,618,041)	(27,243,948)	(15,288,566)

(24,243,412)	2,823,556	(17,784,897)	(4,246,096)

(35,674,055)	24,497,952	(27,843,939)	14,046,190

233,557,117	209,059,165	157,310,071	143,263,881

$197,883,062	$233,557,117	$129,466,132	$157,310,071

$1,464,387	$1,563,564	$2,287,519	$2,389,297

See Notes to Financial Statements.
64

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund I

GS2 Class
2011	$9.42	$0.22	#	$0.05		$(0.09)	$(0.25)	$—	$9.35	1.92%	$74,141	0.15%	0.24%	2.26%	26%
2010	9.06	0.23	#	0.10		0.33	(0.30)	—	9.42	7.25	71,926	0.15	0.20	2.50	12
2009	8.00	0.32	#	—	†	1.05	(0.31)	—	9.06	17.13	64,230	0.15	0.23	3.70	35
2008	9.86	0.49		0.03		(1.81)	(0.39)	(0.18)	8.00	(12.98)	54,317	0.15	0.22	5.21	25
2007	10.05	0.50		0.23		(0.07)	(0.54)	(0.31)	9.86	6.55	67,231	0.16	0.22	4.77	25

Balanced Allocation Fund I

GS2 Class
2011	$9.64	$0.31	#	$0.11		$(0.31)	$(0.40)	$—	$9.35	1.14%	$310,267	0.14%	0.14%	3.14%	18%
2010	9.00	0.33	#	0.15		0.60	(0.44)	—	9.64	12.04	347,489	0.13	0.13	3.56	19
2009	7.53	0.37	#	0.08		1.46	(0.44)	—	9.00	25.28	326,676	0.14	0.14	4.46	20
2008	11.07	0.51	#	0.17		(3.38)	(0.42)	(0.42)	7.53	(24.26)	260,123	0.14	0.14	5.16	23
2007	11.35	0.55	#	0.66		(0.38)	(0.62)	(0.49)	11.07	7.32	353,793	0.16	0.14	4.62	12

Growth Allocation Fund I

GS2 Class
2011	$10.08	$0.24	#	$0.05		$(0.51)	$(0.30)	$—	$9.56	(2.21)%	$197,883	0.15%	0.15%	2.34%	13%
2010	9.13	0.24	#	0.07		0.94	(0.30)	—	10.08	13.68	233,557	0.14	0.14	2.60	13
2009	7.35	0.26	#	0.04		1.78	(0.30)	—	9.13	28.22	209,059	0.15	0.15	3.28	13
2008	12.53	0.39	#	0.16		(4.69)	(0.34)	(0.70)	7.35	(32.82)	161,815	0.15	0.14	3.65	18
2007	12.96	0.41		0.92		(0.37)	(0.58)	(0.81)	12.53	7.40	251,579	0.16	0.15	3.20	9

Aggressive Allocation Fund I

GS2 Class
2011	$10.44	$0.16	#	$0.01		$(0.69)	$(0.18)	$—	$9.74	(4.93)%	$129,466	0.15%	0.18%	1.51%	9%
2010	9.21	0.16	#	—	†	1.24	(0.17)	—	10.44	15.23	157,310	0.15	0.16	1.67	5
2009	7.20	0.16	#	—	†	2.06	(0.21)	—	9.21	30.87	143,264	0.15	0.17	2.10	5
2008	14.07	0.24	#	0.14		(6.15)	—	(1.10)	7.20	(40.87)	109,556	0.15	0.16	2.08	10
2007	14.56	0.27		1.37		(0.56)	(0.52)	(1.05)	14.07	7.38	198,847	0.16	0.15	1.81	7

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.
65

Money Market Fund

During 2011, the Federal Reserve remained persistent in maintaining its near zero percent interest rate policy to keep borrowing costs low in a concerted effort to stimulate economic growth, thus keeping short-term rates fell even further from historically low levels. The Federal Reserve also introduced unconventional means to stimulate the domestic economy, including “Operation Twist”, a program designed to reduce long-term rates and keep shorter-term rates at current or higher levels. The U.S. central bank had committed to holding the federal funds rate target between the range of 0.00% to 0.25% until mid-2013.

Given the environment of historically low interest rates and funds’ constrained investment universe stemming from new Rule 2a-7 regulations, money market funds (which are lenders to borrowers at short-term interest rates) experienced another year of historically low returns. At the end of 2011, 90-day U.S. Treasury bills were yielding a very modest 0.01%, compared to 0.12% a year ago. Low-yields made it extraordinarily difficult for money market funds across the mutual fund industry to post positive returns after covering expenses.

The Fund is actively managed and invests in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars. The Fund seeks to maintain, but does not guarantee, a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The GS4 Class of the Fund returned 0.01% for the one-year period ended December 31, 2011, as compared to a 0.08% return for the Citigroup 3-Month Treasury Bill Index (benchmark index). The Fund’s underperformance was due to the impact of Fund expenses as the low-rate environment provided little opportunity to generate returns sufficient to cover expenses and outpace the benchmark index. Despite the difficult interest rate environment, the management of the Fund remained true to its primary objectives of preservation of capital and liquidity versus sacrificing quality in an effort to “stretch for incremental yield.” As evidence, exposure to the European bank sector was materially reduced or eliminated during the year while giving up higher yields in an effort to reduce credit risk and exposure to this problematic region/sector. Throughout the year, the Fund remained well diversified among many sectors including floating rate notes, certificates of deposits, time deposits, commercial paper, U.S. Treasuries and agency obligations. At year-end, the Fund’s weighted average maturity was 32 days.

This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and stock investments.

An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Please see page 73 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Money Market Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	0.10%	0.01%	0.08%
Five Year	1.76%	1.60%	1.36%
Ten Year	2.08%	1.90%	1.85%
Since Inception	2.07%	1.92%	1.89%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.18%	0.42%

Yield as of 12/31/11(2)
	GS2 Class*	GS4 Class*
7-Day Annualized Yield (Net)	0.07%	0.00%
7-Day Annualized Yield (Gross)	0.25%	0.25%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without fee waivers in effect.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*	These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Par	Value
AGENCY OBLIGATIONS — 11.6%
Federal Home Loan Mortgage Corporation
0.15%, 02/15/12	$15,000,000	$14,997,188
0.24%, 02/16/12†	6,000,000	5,999,695
0.15%, 04/03/12	13,000,000	12,994,963
0.24%, 04/03/12†	10,000,000	9,998,966
0.15%, 04/04/12	15,000,000	14,994,125
1.13%, 04/25/12	9,000,000	9,026,906
0.21%, 11/02/12†	10,000,000	9,994,922
0.30%, 09/03/13†	15,500,000	15,494,765
0.22%, 09/13/13†	36,800,000	36,762,047
Federal National Mortgage Association
0.28%, 07/26/12†	11,000,000	10,998,754
0.31%, 12/20/12†	7,000,000	6,998,626

Total Agency Obligations (Cost $148,260,957)		148,260,957

CERTIFICATES OF DEPOSIT — 22.8%
Bank of Montreal CHI
0.37%, 01/25/12†	14,000,000	14,000,000
Bank of Nova Scotia Houston
0.30%, 01/13/12	10,000,000	10,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.41%, 02/10/12	10,000,000	10,000,000
Credit Suisse NY
0.40%, 01/26/12	10,000,000	10,000,000
National Australia Bank NY
0.32%, 01/19/12	10,000,000	10,000,000
0.37%, 02/10/12†	20,000,000	20,000,000
0.32%, 02/21/12	15,000,000	15,000,000
Norinchukin Bank NY
0.18%, 01/03/12	30,000,000	30,000,000
0.18%, 01/04/12	10,000,000	10,000,000
Royal Bank of Canada NY
0.52%, 02/29/12†	13,000,000	13,000,000
0.40%, 04/10/12†	5,000,000	5,000,000
0.40%, 07/09/12†	4,000,000	4,000,000
Sumitomo Mitsui Banking Corporation NY
0.23%, 01/06/12	30,000,000	30,000,000
0.35%, 01/12/12	20,000,000	20,000,000
0.40%, 02/09/12	10,000,000	10,000,000
Svenska Handelsbanken NY
0.33%, 01/09/12	18,000,000	18,000,000
0.50%, 03/29/12	5,500,000	5,500,000
Toronto Dominion Bank NY
0.36%, 01/12/12†	6,500,000	6,500,000
0.37%, 04/17/12	18,000,000	18,000,000
Westpac Banking Corporation NY
0.42%, 01/18/12†	22,000,000	22,000,000
0.37%, 04/04/12†	10,000,000	9,999,896

Total Certificates of Deposit (Cost $290,999,896)		290,999,896

COMMERCIAL PAPER — 45.9%
Barclays US Funding LLC
0.09%, 01/03/12	45,000,000	44,999,775
Cancara Asset Securitization LLC
0.26%, 01/24/12	19,000,000	18,996,844

	Par	Value
Commonwealth Bank of Australia
0.34%, 02/15/12	$25,000,000	$24,989,375
Deutsche Bank Financial LLC
0.25%, 01/05/12	10,000,000	9,999,722
0.44%, 01/10/12	15,000,000	14,998,350
Fairway Finance Co. LLC
0.31%, 03/09/12	18,500,000	18,500,000
0.31%, 05/04/12	23,000,000	23,000,000
ING US Funding LLC
0.26%, 01/18/12	30,000,000	29,996,317
Kells Funding LLC
0.48%, 02/10/12	13,000,000	13,000,000
0.57%, 03/01/12	10,000,000	10,000,000
0.57%, 03/08/12	10,000,000	10,000,000
Metlife Short Term Funding LLC
0.34%, 01/17/12	20,000,000	19,996,978
0.25%, 03/02/12	15,000,000	14,993,646
National Australia Bank, Ltd. NY
0.49%, 06/18/12	10,000,000	9,976,997
Nordea North America, Inc.
0.38%, 01/20/12	20,000,000	19,995,989
0.36%, 02/03/12	20,000,000	19,993,400
0.44%, 02/16/12	15,000,000	14,991,567
Regency Markets No. 1 LLC
0.36%, 01/17/12	15,608,000	15,605,503
0.25%, 01/25/12	15,000,000	14,997,500
Sheffield Receivables Corporation
0.30%, 01/25/12	15,000,000	14,997,000
Solitaire Funding LLC
0.39%, 01/17/12	20,000,000	19,996,533
0.40%, 01/23/12	10,000,000	9,997,555
State Street Corporation
0.22%, 03/05/12	20,000,000	19,992,178
Sumitomo Mitsui Banking Corporation
0.40%, 02/10/12	20,000,000	19,991,111
Svenska Handelsbanken, Inc.
0.36%, 01/19/12	20,000,000	19,996,400
Sydney Capital Corporation
0.38%, 02/16/12	19,122,000	19,112,715
Thames Asset Global Securitization
0.32%, 01/06/12	20,000,000	19,999,111
0.32%, 01/12/12	15,000,000	14,998,533
UBS Finance Delaware LLC
0.38%, 01/09/12	25,000,000	24,997,889
Victory Receivables Corporation
0.35%, 01/04/12	18,000,000	17,999,475
0.35%, 01/06/12	15,000,000	14,999,271
0.37%, 01/18/12	20,000,000	19,996,506

Total Commercial Paper (Cost $586,106,240)		586,106,240

See Notes to Financial Statements.
68

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MUNICIPAL BONDS — 15.6%
California Housing Finance Agency, Revenue Bond, Series D
0.07%, 01/06/12†	$12,900,000	$12,900,000
California Housing Finance Agency, Multi-Family III, Revenue Bond, Series E (LOC-Fannie Mae, Freddie Mac)
0.08%, 01/06/12†	10,800,000	10,800,000
California Pollution Control Financing Authority, Pollution Control Revenue Bonds, Series E (LOC-JP Morgan Chase Bank)
0.04%, 01/03/12†	5,800,000	5,800,000
California Statewide Communities Development Authority, Hallmark House Apartments, Revenue Bond, Series ZZ
0.10%, 01/06/12†	6,420,000	6,420,000
California Statewide Communities Development Authority, Kimberly Woods Apartments, Revenue Bond, Series B
0.10%, 01/06/12†	17,100,000	17,100,000
Connecticut State Health & Educational Facilities Authority, Yale-New Haven Hospital, Revenue Bond, Series K2 (LOC-JPMorgan Chase Bank)
0.06%, 01/06/12†	12,420,000	12,420,000
Los Angeles Community Redevelopment Agency, Hollywood & Vine Apartments, Revenue Bond, Series A
0.09%, 01/06/12†	10,000,000	10,000,000
Los Angeles County Housing Authority, Malibu Meadows II, Revenue Bond, Series C
0.06%, 01/06/12†	5,799,000	5,799,000
Maryland Department of Housing and Community Development Administration, Multifamily Barrington Apartments Project, Revenue Bond, Series A
0.09%, 01/06/12†	27,575,000	27,575,000
New York City Housing Development Corporation, Multi-Family Housing (155 West 21st Street), Revenue Bond, Series A
0.09%, 01/06/12†	3,100,000	3,100,000
New York City Housing Development Corporation, Multi-Family Housing (90 West Street), Revenue Bond, Series A
0.09%, 01/06/12†	6,000,000	6,000,000

	Par	Value
New York City Housing Development Corporation, Multi-Family Housing (West 61st Street Apartments), Revenue Bond, Series A
0.09%, 01/06/12†	$3,000,000	$3,000,000
New York City Industrial Development Agency, New York Law School Project, Revenue Bond, Series A (LOC-JPMorgan Chase Bank)
0.06%, 01/06/12†	7,800,000	7,800,000
New York City Municipal Water Finance Authority, Water and Sewer System, Revenue Bond, Sub Series B-1
0.05%, 01/06/12†	6,800,000	6,800,000
New York Housing Finance Agency, 10 Barclay Street Housing, Revenue Bond, Series A (LOC-Fannie Mae)
0.09%, 01/06/12†	10,000,000	10,000,000
New York Housing Finance Agency, Biltmore Tower Housing Project, Revenue Bond, Series A
0.09%, 01/06/12†	4,000,000	4,000,000
New York Housing Finance Agency, The Victory Housing, Revenue Bond, Series 2001-A
0.09%, 01/06/12†	2,700,000	2,700,000
New York, General Obligation, Sub Series A-3 (LOC - Morgan Stanley)
0.10%, 01/06/12†	10,100,000	10,100,000
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Revenue Bond, Series B (LOC-JP Morgan Chase Bank)
0.07%, 01/06/12†	4,900,000	4,900,000
Sacramento Housing Authority, Multifamily Housing The Lofts at Natomas Apartments, Revenue Bond, Series F
0.10%, 01/06/12†	10,190,000	10,190,000
Santa Clara County Housing Authority, Benton Park Century Apartments, Revenue Bond, Series A (LOC-Fannie Mae)
0.06%, 01/06/12†	5,900,000	5,900,000
State of Texas, Veterans’ Housing Assistance Program, General Obligation Bond, Series A-2
0.17%, 01/06/12†	7,700,000	7,700,000

See Notes to Financial Statements.

	Par	Value
Wisconsin Housing & Economic Development Authority, Revenue Bond, Series B (LOC-Fannie Mae, Freddie Mac)
0.09%, 01/06/12†	$7,900,000	$7,900,000

Total Municipal Bonds (Cost $198,904,000)		198,904,000

TIME DEPOSIT — 1.0%
Citibank NA
0.06%, 01/03/12
(Cost $13,377,000)	13,377,000	13,377,000

U.S. TREASURY OBLIGATION — 3.1%
U.S. Treasury Note
0.38%, 08/31/12Δ	40,000,000	40,062,641

Total U.S. Treasury Obligation (Cost $40,062,641)		40,062,641

TOTAL INVESTMENTS — 100.0% (Cost $1,277,710,734)		1,277,710,734
Other Assets in Excess of Liabilities — 0.0%		216,978

NET ASSETS — 100.0%		$1,277,927,712

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Commercial Paper	45.9
Certificates of Deposit	22.8
Municipal Bonds	15.6
Agency Obligations	11.6
U.S. Treasury Obligation	3.1
Time Deposit	1.0

100.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$148,260,957	$—	$148,260,957	$—
Certificates of Deposit	290,999,896	—	290,999,896	—
Commercial Paper	586,106,240	—	586,106,240	—
Municipal Bonds	198,904,000	—	198,904,000	—
Time Deposit	13,377,000	—	13,377,000	—
U.S. Treasury Obligation	40,062,641	—	40,062,641	—

Total Assets — Investments in Securities	$1,277,710,734	$—	$1,277,710,734	$—

See Notes to Financial Statements.
70

Low-Duration Bond Fund

The year of 2011 was turbulent and was impacted by numerous macro-economic and political events that pushed and pulled on the capital markets. Although corporate fundamentals were improving, the potential outcome of such macro events were difficult to accurately predict, which fueled investors’ fears, led to extreme uncertainty and capital market volatility. The bond market benefited from this economic uncertainty and overall risk aversion. During 2011, the broad domestic bond market, as measured by the Barclay’s Capital U.S. Aggregate Bond Index, posted an annual return of 7.84%, compared to the U.S. stock market which generated a return of 2.11%, as measured by the S&P 500® Index. Despite the macro-economic headwinds, all major bond market sectors posted positive returns for the year, led by the U.S. Treasury sector. Throughout the year, U.S. Treasury yields fell, from their already low levels, in response to the Federal Reserve’s maintaining its commitment to a near zero federal funds rate for the foreseeable future and the implementation of “Operation Twist.” Treasuries also benefitted from high demand, as global investors often sought the “safe haven” assets when implementing “risk-off ” trades. As a sector, U.S. Treasuries posted an annual return of 9.81%, with longer-dated Treasuries posting higher returns. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 1.55%. The year ended at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.88% and the 30-year U.S. Treasury bond at 2.89%. Non-U.S. Treasury bonds, “spread sectors”, also performed well in this risk aversion environment. As evidence, the investment grade corporate bond sector and mortgage-backed securities sector posted annual returns of 8.15% and 6.23%, respectively. Overall, higher-quality bonds generally outpaced lower-quality bonds while longer-maturity bonds typically outperformed shorter-maturity bonds. Non-benchmark sectors posted varied returns based on risk and correlations to the equity markets. High yield bonds (below investment grade corporate bonds), considered higher risk and more correlated to the equity market, posted an annual return of 4.98% while emerging market bonds generated an annual return 8.47%. U.S. Treasury inflation protected securities (“TIPS”) benefited from strong demand and inflationary concerns, posting an annual return of 13.56% as measured by the Barclays Capital U.S. TIPS Index.

The Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between one to three years. The GS4 Class of the Fund outpaced its all-U.S. Treasury benchmark index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, for the one-year period ended December 31, 2011 (1.58% versus 1.55%). In an effort to outperform its benchmark index during the low-interest rate environment, the Fund tactically utilized spread sectors that trade at a yield premium relative to their U.S. Treasury counterparts. During the year, the Fund maintained diversified exposure to multiple spread sectors including, but not limited to, corporate bonds, mortgaged-backed securities, Yankee bonds and non-U.S. bonds. While spread sectors generally underperformed U.S. Treasuries, certain securities within these sectors maintained a higher yield orientation compared to the U.S. Treasury sector which added value relative to the benchmark.

Other strategies involving derivatives were utilized during the year resulting in a modest impact to performance. U.S. Treasury futures contracts were used for the purpose of shortening the Fund’s overall duration position making it less sensitive to interest rate changes. This strategy detracted slightly from relative performance during the year as interest rates continued to fall from already historically low levels. Along with U.S. Treasury futures contracts, currency forward contracts were utilized in an effort to hedge foreign currency risk and to add exposure to rising currencies. Hedging out of the declining euro while gaining long exposure to both the Norwegian krone and Singapore dollar added very modest value relative to the benchmark index.

Security selection provided the primary source of excess return relative to the benchmark index. During the year, the Fund remained true to its overall objective of seeking current income consistent with conservation of capital.

This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 85 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	1.77%	1.58%	1.55%
Five Year	4.26%	4.09%	3.69%
Ten Year	3.67%	3.50%	3.25%
Since Inception	3.70%	3.58%	3.40%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.42%	0.67%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Bank of America Merrill Lynch 1-3 Year Treasury Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Par	Value
AGENCY OBLIGATIONS — 1.2%
Federal Farm Credit Bank
1.38%, 06/25/13	$1,150,000	$1,169,194
Federal Home Loan Bank
5.38%, 06/13/14	895,000	999,620
Federal National Mortgage Association
5.25%, 08/01/12	1,580,000	1,623,930
0.75%, 12/19/14	5,000,000	5,016,027
Small Business Administration
6.95%, 11/01/16	264,623	287,082

Total Agency Obligations (Cost $8,916,941)		9,095,853

ASSET-BACKED SECURITIES — 6.1%
AmeriCredit Automobile Receivables Trust
1.39%, 09/18/15	500,000	499,585
2.33%, 03/08/16	580,000	581,166
Asset-Backed Securities Corporation Home Equity
0.57%, 09/25/34†	100,868	89,053
Bank of America Auto Trust
2.67%, 07/15/13 144A	154,682	155,024
Bear Stearns Asset-Backed Securities Trust
0.34%, 11/25/36†	80,244	77,662
1.29%, 10/25/37†	971,928	536,540
0.48%, 01/25/47†	761,425	724,615
BNC Mortgage Loan Trust
0.41%, 11/25/36†	689,026	660,964
0.35%, 03/25/37†	643,098	598,707
Cars Alliance Funding PLC
1.24%, 10/25/20(E)†	79,160	102,376
1.44%, 10/08/23(E)†	172,167	222,571
CenterPoint Energy Transition Bond Co., LLC
4.97%, 08/01/14	691,699	697,057
Citibank Omni Master Trust
2.38%, 05/16/16 144A†	2,875,000	2,892,658
Conseco Financial Corporation
6.04%, 11/01/29	14,961	15,191
Credit Acceptance Auto Loan Trust
2.61%, 03/15/19 144A	1,120,000	1,117,235
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	742,063	469,219
Daimler Chrysler Auto Trust
5.28%, 03/08/13	450,666	451,106
FHLMC Structured Pass-Through Securities
0.55%, 08/25/31†	808,743	785,896
First Investors Auto Owner Trust
3.40%, 03/15/16 144A	700,000	707,897
Ford Credit Auto Owner Trust
2.17%, 10/15/13	926,705	931,440
2.98%, 08/15/14	1,255,000	1,282,507
Globaldrive BV
4.00%, 10/20/16(E)	723,572	942,460
1.89%, 04/20/19 144A(E)†	683,201	884,143
Hyundai Capital Auto Funding, Ltd.
1.28%, 09/20/16 144A†	1,460,000	1,468,015

	Par	Value
IFC SBA Loan-Backed Adjustable Rate Certificate
1.25%, 01/15/24 144A†	$157,836	$126,268
LA Arena Funding LLC
7.66%, 12/15/26 144A	426,694	428,545
Magnolia Funding, Ltd.
3.00%, 04/20/17 144A(E)	518,593	667,741
MMAF Equipment Finance LLC
1.27%, 09/15/15 144A	1,070,000	1,066,654
Oncor Electric Delivery Transition Bond Co., LLC
4.81%, 11/17/14	672,622	689,275
Penarth Master Issuer PLC
0.94%, 05/18/15 144A†	610,000	610,253
PG&E Energy Recovery Funding LLC
4.37%, 06/25/14	72,514	73,348
Residential Asset Mortgage Products, Inc.
0.41%, 12/25/36†	261,359	257,880
Santander Consumer Acquired Receivables Trust
1.40%, 10/15/14 144A	1,980,000	1,982,676
1.66%, 08/15/16 144A	786,657	777,652
2.01%, 08/15/16 144A	692,488	684,472
Santander Drive Auto Receivables Trust
1.01%, 07/15/13 144A	417,042	416,912
1.37%, 08/15/13 144A	665,781	666,306
1.37%, 03/16/15	1,075,000	1,074,159
3.10%, 05/15/17 144A	785,793	778,917
2.06%, 06/15/17 144A	317,013	316,183
2.86%, 06/15/17 144A	326,951	326,125
3.35%, 06/15/17 144A	470,991	469,921
SLC Student Loan Trust
0.52%, 01/15/19†	697,948	684,395
SLM Student Loan Trust
0.42%, 07/25/17†	929,380	921,595
1.93%, 12/15/17 144A†	756,353	758,622
1.72%, 01/25/18†	3,975,000	4,037,097
0.75%, 06/15/21†	1,204,075	1,153,728
0.95%, 03/15/22†	823,219	792,756
0.53%, 10/25/24†	750,000	726,181
3.50%, 08/17/43 144A†	3,709,946	3,654,554
3.53%, 05/16/44 144A†	1,890,810	1,927,681
Soundview Home Equity Loan Trust
1.14%, 08/25/31†	460,025	448,846
Structured Asset Securities Corporation
1.76%, 04/25/35†	909,067	694,160
Turbo Finance
2.62%, 01/20/19(U)†	601,704	935,440
Wells Fargo Home Equity Trust
0.38%, 04/25/37†	437,006	422,363

Total Asset-Backed Securities (Cost $46,616,132)		45,463,792

CORPORATE BONDS — 22.5%
3M Co.
1.38%, 09/29/16Δ	690,000	696,719
AEP Texas Central Transition Funding LLC
4.98%, 07/01/15	1,560,715	1,598,098

See Notes to Financial Statements.
73

	Par	Value
AES Corporation
7.75%, 03/01/14Δ	$375,000	$406,875
Agilent Technologies, Inc.
4.45%, 09/14/12	610,000	622,048
2.50%, 07/15/13	810,000	817,956
5.50%, 09/14/15	310,000	342,001
Airgas, Inc.
2.85%, 10/01/13	1,440,000	1,467,631
Allied Waste North America, Inc.
6.88%, 06/01/17	1,360,000	1,439,822
Allstate Corporation
6.20%, 05/16/14	300,000	334,765
American Express Credit Corporation
1.42%, 06/24/14†	920,000	902,982
American Honda Finance Corporation
2.38%, 03/18/13 144A	300,000	304,291
American International Group, Inc.
1.75%, 07/19/13(E)†	400,000	485,358
3.75%, 11/30/13 144A	400,000	392,688
3.65%, 01/15/14Δ	1,020,000	991,124
8.25%, 08/15/18 144A	1,350,000	1,429,651
AmeriGas Partners LP
6.25%, 08/20/19	500,000	500,000
Amgen, Inc.
1.88%, 11/15/14Δ	1,513,000	1,533,649
Amsouth Bank
5.20%, 04/01/15	1,250,000	1,175,000
AvalonBay Communities, Inc.
6.13%, 11/01/12Δ	317,000	327,975
Bank of America Corporation
5.38%, 09/11/12Δ	800,000	809,957
4.90%, 05/01/13	400,000	400,451
5.65%, 05/01/18	1,200,000	1,144,794
Bank of New York Mellon Corporation
4.30%, 05/15/14	790,000	848,109
BB&T Corporation
3.38%, 09/25/13Δ	400,000	413,926
1.13%, 04/28/14†	310,000	306,356
Berkshire Hathaway Finance Corporation
4.00%, 04/15/12	500,000	505,050
Berkshire Hathaway, Inc.
3.75%, 08/15/21Δ	2,200,000	2,290,515
BMW US Capital LLC
1.01%, 12/21/12†	3,000,000	3,000,030
Broadcom Corporation
1.50%, 11/01/13	520,000	525,860
Brocade Communications Systems Inc
6.63%, 01/15/18	1,055,000	1,102,475
Capital One Financial Corporation
6.25%, 11/15/13	1,210,000	1,291,492
2.13%, 07/15/14	600,000	592,670
CareFusion Corporation
4.13%, 08/01/12	1,720,000	1,746,383
Caterpillar Financial Services Corporation
5.75%, 02/15/12	575,000	578,692
2.00%, 04/05/13Δ	540,000	549,605

	Par	Value
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/14	$400,000	$434,800
CenterPoint Energy, Inc.
6.85%, 06/01/15	710,000	806,225
CenturyLink, Inc.
5.50%, 04/01/13	790,000	806,802
Chesapeake Energy Corporation
7.63%, 07/15/13Δ	1,100,000	1,168,750
Cisco Systems, Inc.
1.63%, 03/14/14Δ	1,070,000	1,090,641
Citigroup, Inc.
5.30%, 10/17/12	275,000	279,522
1.31%, 02/15/13†	730,000	716,631
5.50%, 04/11/13	1,230,000	1,256,119
2.45%, 08/13/13†	700,000	687,391
6.00%, 12/13/13	300,000	310,570
Coca-Cola Enterprises, Inc.
1.13%, 11/12/13	780,000	782,847
ConocoPhillips
4.75%, 10/15/12	1,000,000	1,030,057
4.75%, 02/01/14	400,000	432,223
Constellation Energy Group, Inc.
4.55%, 06/15/15Δ	582,000	614,984
Consumers Energy Co.
5.38%, 04/15/13	475,000	499,954
Corn Products International, Inc.
3.20%, 11/01/15	200,000	206,826
COX Communications, Inc.
7.13%, 10/01/12	420,000	439,843
Credit Suisse Group Finance US, Inc.
3.13%, 09/14/12(E)	925,000	1,206,591
Crown Castle Towers LLC
4.52%, 01/15/35 144AΔ	1,300,000	1,356,785
CSX Corporation
5.75%, 03/15/13Δ	1,225,000	1,289,885
Daimler Finance NA LLC
7.30%, 01/15/12	350,000	350,654
1.18%, 03/28/14 144A†	2,600,000	2,510,794
1.95%, 03/28/14 144AΔ	1,120,000	1,117,384
Danaher Corporation
1.30%, 06/23/14Δ	300,000	304,495
DENTSPLY International, Inc.
1.96%, 08/15/13†	590,000	594,277
DIRECTV Holdings LLC
4.75%, 10/01/14	680,000	734,988
Domtar Corporation
7.13%, 08/15/15Δ	350,000	386,750
DTE Energy Co.
1.23%, 06/03/13†	630,000	629,620
eBay, Inc.
0.88%, 10/15/13Δ	330,000	331,160
Ecolab, Inc.
2.38%, 12/08/14Δ	270,000	275,439
Eli Lilly & Co.
3.55%, 03/06/12	200,000	201,053
Enterprise Products Operating LLC
6.13%, 02/01/13	1,005,000	1,049,207
6.38%, 02/01/13	750,000	785,303
5.65%, 04/01/13	1,030,000	1,078,757

See Notes to Financial Statements.
74

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
EOG Resources, Inc.
1.18%, 02/03/14†	$2,900,000	$2,910,127
Equifax, Inc.
4.45%, 12/01/14	140,000	147,662
ERAC USA Finance LLC
2.75%, 07/01/13 144A	370,000	376,379
2.25%, 01/10/14 144A	330,000	328,792
Exelon Generation Co., LLC
5.35%, 01/15/14	808,000	863,480
Express Scripts, Inc.
5.25%, 06/15/12	550,000	560,460
FDIC Structured Sale Guaranteed Notes
0.32%, 10/25/12 144AΩ	1,700,000	1,686,891
0.65%, 10/25/13 144AΩ	2,300,000	2,274,182
Ford Motor Credit Co., LLC
3.88%, 01/15/15	1,271,000	1,267,154
Ford Motor Credit Co., LLC
7.50%, 08/01/12Δ	3,000,000	3,098,118
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	1,512,000	1,608,203
Frontier Communications Corporation
6.25%, 01/15/13	830,000	850,750
General Electric Capital Corporation
1.25%, 01/15/13†Δ	700,000	704,752
1.88%, 09/16/13Δ	200,000	202,548
1.23%, 01/07/14†	500,000	492,930
5.90%, 05/13/14	460,000	504,050
3.75%, 11/14/14Δ	660,000	696,158
6.50%, 09/15/67 144A(U)†	200,000	270,220
Genzyme Corporation
3.63%, 06/15/15	395,000	422,084
Georgia Power Co.
1.30%, 09/15/13	720,000	726,957
Georgia-Pacific LLC
8.25%, 05/01/16 144A	1,535,000	1,705,865
Gilead Sciences, Inc.
2.40%, 12/01/14	280,000	285,242
Goldman Sachs Group, Inc.
1.44%, 02/07/14†	910,000	851,097
1.82%, 05/23/16(E)†	2,900,000	3,137,281
Hartford Financial Services Group, Inc.
4.00%, 03/30/15Δ	320,000	321,792
Hartford Life Institutional Funding
5.38%, 01/17/12(U)	900,000	1,412,962
HCP, Inc.
2.70%, 02/01/14	210,000	209,800
Health Care REIT, Inc.
6.00%, 11/15/13	540,000	566,862
Hewlett-Packard Co.
4.25%, 02/24/12	486,000	488,205
0.79%, 05/24/13†	2,900,000	2,872,641
2.63%, 12/09/14Δ	520,000	524,950
2.35%, 03/15/15	800,000	796,736
Hyundai Capital America
3.75%, 04/06/16 144A	190,000	189,529
Intel Corporation
1.95%, 10/01/16	560,000	576,341

	Par	Value
International Business Machines Corporation
2.10%, 05/06/13	$1,250,000	$1,276,212
1.00%, 08/05/13	700,000	705,788
Interpublic Group of Cos., Inc.
6.25%, 11/15/14	700,000	747,250
10.00%, 07/15/17	313,000	359,167
Jabil Circuit, Inc.
7.75%, 07/15/16	295,000	330,400
JB Hunt Transport Services, Inc.
3.38%, 09/15/15	550,000	557,864
John Hancock Global Funding II
1.75%, 06/25/12(E)†	600,000	771,700
JPMorgan Chase & Co.
5.38%, 10/01/12	300,000	310,218
4.75%, 05/01/13Δ	325,000	339,870
Kansas City Southern Railway
8.00%, 06/01/15	675,000	719,719
KeyCorp
3.75%, 08/13/15Δ	360,000	373,622
Kraft Foods, Inc.
2.63%, 05/08/13	230,000	235,052
5.25%, 10/01/13	230,000	245,442
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	600,000	156,750
6.75%, 12/28/17#	2,600,000	2,860
6.88%, 05/02/18#	2,400,000	648,000
Life Technologies Corporation
4.40%, 03/01/15	600,000	623,953
3.50%, 01/15/16	800,000	804,092
Lincoln National Corporation
4.30%, 06/15/15	1,210,000	1,254,132
Merrill Lynch & Co., Inc.
6.05%, 08/15/12Δ	400,000	405,837
5.45%, 02/05/13	1,500,000	1,511,299
5.00%, 01/15/15Δ	2,700,000	2,602,811
MetLife, Inc.
2.38%, 02/06/14Δ	290,000	294,196
Metropolitan Life Global Funding I
2.88%, 09/17/12 144AΔ	2,225,000	2,254,479
1.33%, 01/10/14 144A†	1,000,000	999,548
Microsoft Corporation
2.95%, 06/01/14	900,000	956,605
MidAmerican Energy Co.
5.13%, 01/15/13	515,000	537,127
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	550,000	569,450
Morgan Stanley
6.60%, 04/01/12Δ	885,000	892,415
5.30%, 03/01/13Δ	125,000	126,565
1.41%, 04/29/13†	1,010,000	952,173
Nabors Industries, Inc.
6.15%, 02/15/18Δ	1,650,000	1,845,570
9.25%, 01/15/19	2,300,000	2,897,068
National Rural Utilities Cooperative Finance Corporation
1.13%, 11/01/13	330,000	330,290
NBCUniversal Media LLC
3.65%, 04/30/15Δ	550,000	580,963

See Notes to Financial Statements.

	Par	Value
NCUA Guaranteed Notes
1.40%, 06/12/15	$1,180,000	$1,195,328
New York Life Global Funding
0.84%, 04/04/14 144A†	1,600,000	1,580,189
NextEra Energy Capital Holdings, Inc.
2.55%, 11/15/13	750,000	763,358
Nissan Motor Acceptance Corporation
3.25%, 01/30/13 144AΔ	580,000	587,634
Novartis Capital Corporation
4.13%, 02/10/14	210,000	224,798
Oracle Corporation
3.75%, 07/08/14	970,000	1,043,841
Overseas Private Investment Corporation
0.00%, 04/15/16Ω@	1,600,000	2,099,392
0.75%, 07/12/16Ω@	2,100,000	2,552,430
PACCAR Financial Corporation
0.74%, 04/05/13†	550,000	549,656
1.55%, 09/29/14	470,000	475,848
Pacific Life Global Funding
5.15%, 04/15/13 144A	460,000	480,630
Pfizer, Inc.
3.63%, 06/03/13(E)	100,000	133,625
Praxair, Inc.
1.75%, 11/15/12	330,000	332,886
Procter & Gamble Co.
3.50%, 02/15/15Δ	200,000	215,527
Prudential Financial, Inc.
3.63%, 09/17/12	945,000	959,817
2.75%, 01/14/13Δ	650,000	655,766
Raytheon Co.
1.40%, 12/15/14	320,000	321,782
Regions Financial Corporation
4.88%, 04/26/13Δ	649,000	640,887
Reynolds Group Issuer, Inc.
8.75%, 10/15/16 144AΔ	1,250,000	1,321,875
Rohm & Haas Co.
3.50%, 09/19/12(E)	990,000	1,287,106
SBA Tower Trust
4.25%, 04/15/15 144AΔ	510,000	525,691
Simon Property Group LP REIT
4.20%, 02/01/15	140,000	148,567
SLM Corporation
5.00%, 10/01/13	175,000	175,437
Southeast Supply Header LLC
4.85%, 08/15/14 144A	945,000	1,007,582
Steel Dynamics, Inc.
6.75%, 04/01/15Δ	1,250,000	1,284,375
SteelRiver Transmission Co., LLC
4.71%, 06/30/17 144A	613,192	626,087
Stryker Corporation
3.00%, 01/15/15Δ	450,000	474,544
2.00%, 09/30/16	850,000	870,814
Suntrust Bank
1.05%, 06/22/12(U)	560,000	860,836
TD Ameritrade Holding Corporation
4.15%, 12/01/14	660,000	698,026
Tesoro Corporation
6.63%, 11/01/15Δ	860,000	879,350

	Par	Value
Teva Pharmaceutical Finance III LLC
1.50%, 06/15/12	$800,000	$803,125
Teva Pharmaceutical Finance IV LLC
1.70%, 11/10/14Δ	1,320,000	1,331,129
Texas Instruments, Inc.
0.88%, 05/15/13	680,000	682,018
Thermo Fisher Scientific, Inc.
2.15%, 12/28/12	370,000	374,532
Time Warner Cable, Inc.
7.50%, 04/01/14	350,000	392,085
Time Warner, Inc.
3.15%, 07/15/15	290,000	301,887
Toyota Motor Credit Corporation
2.00%, 09/15/16	750,000	758,310
Union Bank NA
2.13%, 12/16/13Δ	790,000	799,359
1.48%, 06/06/14†	3,000,000	2,958,021
United Air Lines, Inc.
9.75%, 01/15/17	818,195	883,650
10.40%, 05/01/18Δ	741,749	820,523
Universal City Development Partners, Ltd. UCDP Finance Inc.
8.88%, 11/15/15	1,014,000	1,128,075
US Bancorp
1.38%, 09/13/13	720,000	724,684
Verizon Communications, Inc.
1.25%, 11/03/14	1,250,000	1,257,055
Vornado Realty LP REIT
4.25%, 04/01/15	700,000	724,989
Wachovia Bank NA
4.80%, 11/01/14	360,000	378,541
Wachovia Corporation
5.50%, 05/01/13	3,100,000	3,271,861
WellPoint, Inc.
2.38%, 02/15/17	1,060,000	1,058,060
Western Corporate Federal Credit Union
1.75%, 11/02/12	1,875,000	1,898,876
WM Wrigley Jr Co.
3.70%, 06/30/14 144A	1,420,000	1,464,791
XTO Energy, Inc.
6.25%, 04/15/13	600,000	642,148

Total Corporate Bonds (Cost $171,358,899)		167,419,415

FOREIGN BONDS — 20.2%
Australia — 2.1%
Asciano Finance, Ltd.
3.13%, 09/23/15 144A	620,000	600,087
Australia & New Zealand Banking Group, Ltd.
0.84%, 06/18/12 144A†	1,575,000	1,574,992
Australia Government Bond
5.50%, 12/15/13(A)	3,200,000	3,417,399
5.50%, 01/21/18(A)	4,300,000	4,900,322
5.25%, 03/15/19(A)	400,000	454,831
5.75%, 07/15/22(A)	1,000,000	1,195,893
Commonwealth Bank of Australia
2.13%, 03/17/14 144A	850,000	853,473

See Notes to Financial Statements.
76

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
National Australia Bank, Ltd.
1.06%, 01/08/13 144A†	$930,000	$930,994
Westfield Capital
5.13%, 11/15/14 144AΔ	730,000	765,339
Westpac Banking Corporation
2.25%, 11/19/12	620,000	626,299
Woodside Finance, Ltd.
4.50%, 11/10/14 144A	490,000	516,271

		15,835,900

Bermuda — 0.2%
Ingersoll-Rand Global Holding Co., Ltd.
9.50%, 04/15/14	880,000	1,023,423
Qtel International Finance, Ltd.
6.50%, 06/10/14 144A	660,000	721,710

		1,745,133

Brazil — 0.4%
Banco Bradesco SA
2.56%, 05/16/14 144A†	520,000	510,746
Banco do Brasil SA
4.50%, 01/22/15 144A	680,000	706,520
Banco do Nordeste do Brasil SA
3.63%, 11/09/15 144AΔ	710,000	711,775
Cia de Eletricidade do Estado da Bahia
11.75%, 04/27/16 144A(B)	1,200,000	672,296

		2,601,337

Canada — 5.9%
Barrick Gold Corporation
1.75%, 05/30/14	340,000	343,554
Caisse Centrale Desjardins du Quebec
1.70%, 09/16/13 144A	1,320,000	1,322,725
Canadian Government Bond
1.50%, 03/01/12(C)	15,500,000	15,229,482
2.50%, 09/01/13(C)	6,700,000	6,743,472
2.25%, 08/01/14(C)	5,200,000	5,266,713
Canadian Imperial Bank of Commerce
2.00%, 02/04/13 144A	6,560,000	6,634,823
CDP Financial, Inc.
3.00%, 11/25/14 144A	735,000	764,868
Manulife Financial Corporation
3.40%, 09/17/15	5,000	5,032
Nova Chemicals Corporation
8.38%, 11/01/16	1,250,000	1,368,750
Province of British Columbia Canada
2.65%, 09/22/21Δ	500,000	510,743
Province of Manitoba
1.38%, 04/28/14Δ	1,000,000	1,016,942
Province of Ontario Canada
2.95%, 02/05/15	800,000	842,486
Rogers Communications, Inc.
6.25%, 06/15/13	1,300,000	1,392,028
6.38%, 03/01/14	320,000	353,022
Teck Resources, Ltd.
3.15%, 01/15/17	346,000	353,882
Toronto-Dominion Bank
1.38%, 07/14/14Δ	670,000	675,671

	Par	Value
TransCanada PipeLines, Ltd.
3.40%, 06/01/15Δ	$360,000	$381,617
Xstrata Canada Financial Corporation
2.85%, 11/10/14 144A	540,000	543,128

		43,748,938

Cayman Islands — 0.4%
China Resources Land, Ltd.
4.63%, 05/19/16 144A	420,000	413,168
IPIC GMTN, Ltd.
3.13%, 11/15/15 144A	330,000	330,825
Petrobras International Finance Co.
3.88%, 01/27/16Δ	590,000	610,774
Thames Water Utilities Cayman Finance, Ltd.
6.13%, 02/04/13(E)	1,000,000	1,354,880
Transocean, Inc.
4.95%, 11/15/15	595,000	608,114

		3,317,761

Chile — 0.6%
Banco Santander Chile
2.01%, 01/19/16 144A†	2,500,000	2,414,429
Celulosa Arauco y Constitucion SA
5.63%, 04/20/15Δ	1,260,000	1,371,810
Corp Nacional del Cobre de Chile
4.75%, 10/15/14 144A	960,000	1,034,454

		4,820,693

Denmark — 0.2%
Danske Bank A/S
1.45%, 04/14/14 144A†Δ	950,000	916,264
FIH Erhvervsbank A/S
2.45%, 08/17/12 144A	450,000	454,648

		1,370,912

France — 2.2%
Banque PSA Finance SA
3.50%, 01/17/14(E)	550,000	690,895
2.48%, 04/04/14 144A†	2,000,000	1,853,256
BPCE SA
2.19%, 02/07/14 144A†	2,300,000	2,188,774
Cie de Financement Foncier
2.13%, 04/22/13 144A	3,000,000	2,968,728
Dexia Credit Local
0.91%, 04/29/14 144A†	2,300,000	2,087,982
2.75%, 04/29/14 144AΔ	1,400,000	1,273,554
RCI Banque SA
2.20%, 04/07/15(E)†	900,000	1,015,831
Sanofi SA
1.63%, 03/28/14	510,000	519,213
Total Capital SA
3.00%, 06/24/15Δ	2,800,000	2,961,770
Veolia Environnement SA
5.25%, 06/03/13	520,000	547,353

		16,107,356

See Notes to Financial Statements.

	Par	Value
Germany — 0.5%
Deutsche Bank AG
5.38%, 10/12/12Δ	$3,855,000	$3,933,430

India — 0.1%
ICICI Bank, Ltd.
5.50%, 03/25/15 144A	395,000	395,391

Ireland — 0.4%
DanFin Funding, Ltd.
1.10%, 07/16/13 144A†	2,800,000	2,800,162

Italy — 0.7%
Intesa Sanpaolo SpA
0.91%, 01/19/12†	760,000	759,803
2.38%, 12/21/12	720,000	669,917
2.91%, 02/24/14 144A†Δ	2,900,000	2,554,848
Telecom Italia SpA
2.00%, 12/06/12(E)†	900,000	1,122,289

		5,106,857

Jersey — 0.1%
BAA Funding, Ltd.
3.98%, 02/15/12(E)	600,000	778,706

Luxembourg — 0.4%
Covidien International Finance SA
1.88%, 06/15/13	570,000	575,617
Gazprom OAO Via Gaz Capital SA
9.25%, 04/23/19Δ	2,300,000	2,745,970

		3,321,587

Mexico — 0.5%
America Movil SAB de CV
3.63%, 03/30/15	200,000	210,574
2.38%, 09/08/16Δ	380,000	380,841
Petroleos Mexicanos
4.88%, 03/15/15Δ	1,250,000	1,335,938
5.50%, 01/21/21	1,400,000	1,526,000

		3,453,353

Netherlands — 0.7%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	912,000	957,745
ING Bank NV
1.60%, 03/15/13 144A†Δ	880,000	859,811
Shell International Finance BV
1.88%, 03/25/13	400,000	407,568
Volkswagen International Finance NV
1.03%, 10/01/12 144A†	1,700,000	1,698,652
1.19%, 04/01/14 144A†	1,200,000	1,176,673

		5,100,449

Netherlands Antilles — 0.0%
Teva Pharmaceutical Finance III BV
1.70%, 03/21/14Δ	300,000	301,711

Norway — 0.3%
Eksportfinans ASA
5.00%, 02/14/12	1,125,000	1,118,875
Sparebank 1 Boligkreditt AS
1.25%, 10/25/14 144A	370,000	367,531

	Par	Value
Statoil ASA
2.90%, 10/15/14	$650,000	$682,551

		2,168,957

Panama — 0.1%
Banco de Credito del Peru/Panama
4.75%, 03/16/16 144AΔ	480,000	483,600
Panama Government International Bond
7.25%, 03/15/15	530,000	613,475

		1,097,075

Portugal — 0.3%
Obrigacoes do Tesouro
2.62%, 05/16/47(E)	1,563,436	2,015,882

Qatar — 0.1%
Qatar Government International Bond
3.13%, 01/20/17	580,000	586,496

South Africa — 0.1%
South Africa Government International Bond
7.38%, 04/25/12	600,000	611,280

South Korea — 0.5%
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	2,900,000	2,960,633
Korea National Oil Corporation
2.88%, 11/09/15	770,000	772,081

		3,732,714

Spain — 0.2%
Santander US Debt SAU
1.38%, 03/30/12 144A†	800,000	798,627
Telefonica Emisiones SAU
2.58%, 04/26/13Δ	710,000	693,036

		1,491,663

Supranational — 0.1%
Asian Development Bank
3.38%, 05/20/14(K)	6,400,000	1,100,965

Sweden — 0.8%
Nordea Bank AB
1.47%, 01/14/14 144A†	2,900,000	2,809,459
Stadshypotek AB
1.45%, 09/30/13 144A	2,900,000	2,896,146

		5,705,605

Switzerland — 0.2%
Credit Suisse NY
1.36%, 01/14/14†	1,200,000	1,162,098

United Kingdom — 2.1%
Anglo American Capital PLC
2.15%, 09/27/13 144AΔ	360,000	360,751
Barclays Bank PLC
2.50%, 01/23/13	1,700,000	1,693,185
1.62%, 01/13/14†	580,000	562,506
2.38%, 01/13/14Δ	2,900,000	2,839,834
BP Capital Markets PLC
5.25%, 11/07/13	1,047,000	1,123,473
HSBC Bank PLC
1.63%, 07/07/14 144AΔ	650,000	642,852
Kingfisher PLC
4.13%, 11/23/12(E)	380,000	503,018

See Notes to Financial Statements.
78

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Lloyds TSB Bank PLC
2.77%, 01/24/14†	$3,240,000	$3,066,741
National Grid PLC
1.92%, 01/18/12(E)†	850,000	1,100,317
Royal Bank of Scotland PLC
3.25%, 01/11/14	780,000	747,781
United Kingdom Gilt
4.25%, 03/07/36(U)	200,000	381,440
4.25%, 09/07/39(U)	200,000	382,856
4.25%, 12/07/40(U)	200,000	383,236
Vedanta Resources PLC
6.75%, 06/07/16 144AΔ	750,000	645,000
Vodafone Group PLC
0.79%, 02/27/12†Δ	950,000	950,132

		15,383,122

Total Foreign Bonds (Cost $151,165,715)		149,795,533

MORTGAGE-BACKED SECURITIES — 27.8%
Adjustable Rate Mortgage Trust
3.64%, 03/25/37†	2,604,288	1,122,417
American Home Mortgage Investment Trust
2.43%, 10/25/34†	697,768	591,306
American Home Mortgage Assets
1.14%, 11/25/46†	1,122,796	410,705
Arkle Master Issuer PLC
1.56%, 02/17/52(E)†	1,080,000	1,392,003
1.62%, 05/17/60 144A†	4,260,000	4,245,110
Arran Residential Mortgages Funding PLC
1.66%, 05/16/47 144A†	1,068,348	1,066,340
0.62%, 09/16/56 144A†	726,161	722,079
1.13%, 09/16/56(U)†	710,645	1,096,140
1.49%, 09/16/56(E)†	1,427,496	1,836,495
Banc of America Funding Corporation
5.74%, 01/20/47†	870,758	549,509
Banc of America Merrill Lynch Commercial Mortgage, Inc.
3.88%, 09/11/36	148,987	148,981
4.76%, 11/10/39	615,000	645,684
5.45%, 01/15/49	1,990,000	2,094,021
5.84%, 06/10/49†	959,475	969,102
Banc of America Mortgage Securities, Inc.
6.50%, 10/25/31	139,978	141,449
Bear Stearns Adjustable Rate Mortgage Trust
2.85%, 01/25/34†	373,487	345,176
3.12%, 07/25/34†	634,523	560,540
2.78%, 10/25/34†	316,142	277,162
2.71%, 03/25/35†	1,150,619	1,067,015
Bear Stearns Alt-A Trust
1.03%, 11/25/34†	358,084	310,848
2.77%, 09/25/35†	589,860	371,605
Bear Stearns Commercial Mortgage Securities
5.74%, 06/11/50	895,000	939,892
Commercial Mortgage Pass-Through Certificates
6.10%, 07/16/34 144A	32,271	32,356

	Par	Value
Countrywide Alternative Loan Trust
6.00%, 10/25/32	$54,364	$56,755
Countrywide Home Loan Mortgage Pass-Through Trust
0.83%, 02/25/35†	208,073	167,126
Credit Suisse Mortgage Capital Certificates
5.80%, 09/15/39†	1,155,000	1,203,622
5.62%, 09/15/40†	850,000	901,073
6.21%, 02/15/41†	1,390,000	1,437,619
Deutsche ALT-A Securities, Inc.
5.87%, 10/25/36 STEP	662,301	334,062
5.89%, 10/25/36 STEP	662,301	359,820
Extended Stay America Trust
2.95%, 11/05/27 144A	3,542,604	3,549,201
Fannie Mae Grantor Trust
3.31%, 02/25/32	182,634	190,602
FDIC Structured Sale Guaranteed Notes
3.00%, 09/30/19 144A	1,002,112	1,008,300
0.99%, 12/04/20 144A†	2,209,216	2,216,153
3.25%, 04/25/38 144A	737,850	754,991
0.85%, 02/25/48 144A†	595,841	594,682
FDIC Trust
2.18%, 05/25/50 144A	1,372,782	1,371,171
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	413,030	442,275
5.00%, 02/01/19	433,173	463,886
10.75%, 02/01/19	45,496	46,913
5.00%, 12/01/19	858,334	925,202
5.50%, 05/01/22	2,799,550	3,025,482
2.59%, 07/01/27†	15,339	16,267
2.28%, 06/01/33†	1,342,220	1,395,370
2.38%, 10/01/34†	347,597	364,325
2.50%, 08/01/35†	1,102,197	1,159,398
2.38%, 10/01/35†	886,677	937,308
2.34%, 04/01/36†	839,100	883,809
5.50%, 12/01/37	1,036,964	1,126,601
5.50%, 05/01/38	2,515,796	2,733,265
5.50%, 02/01/40	739,332	803,241
Federal Home Loan Mortgage Corporation REMIC
0.63%, 12/15/30†	140,245	140,232
4.50%, 11/15/41	1,489,304	1,620,536
Federal Housing Authority
7.43%, 09/01/22	1,296	1,257
Federal National Mortgage Association
0.62%, 07/01/16†	1,900,000	1,917,335
5.00%, 01/01/18	1,005,225	1,085,735
5.50%, 12/01/18	414,971	450,801
5.00%, 07/01/19	192,202	207,626
5.00%, 05/01/21	1,758,312	1,899,138
5.00%, 11/01/21	735,094	793,969
2.39%, 12/01/24†	50,184	50,951
9.00%, 05/01/25	13,882	13,932
9.00%, 07/01/25	62,367	65,535
3.50%, 01/01/26 TBA	6,000,000	6,273,750
3.00%, 02/01/26 TBA	28,600,000	29,444,592
5.00%, 03/01/26	2,815,745	3,041,263
2.41%, 09/01/31†	53,742	56,714
5.50%, 10/01/32	829,274	912,489
2.10%, 04/01/33†	229,971	242,125

See Notes to Financial Statements. 79

	Par	Value
2.16%, 06/01/33†	$212,282	$220,630
2.67%, 10/01/33†	486,358	514,746
2.54%, 12/01/33†	161,293	169,665
2.17%, 09/01/34†	301,423	313,217
2.19%, 09/01/34†	371,996	386,526
2.06%, 10/01/34†	377,953	393,610
2.24%, 10/01/34†	491,438	514,886
5.00%, 07/01/35	3,539,641	3,827,915
2.41%, 09/01/35†	1,007,094	1,063,736
2.61%, 12/01/35†	49,372	51,368
4.00%, 11/01/40	1,056,713	1,111,062
3.50%, 01/01/41 TBA	21,200,000	21,802,875
4.00%, 09/01/41	1,665,942	1,752,145
1.42%, 07/01/44†	168,105	169,248
Federal National Mortgage Association REMIC
4.00%, 11/25/19	361,511	378,818
0.89%, 05/25/30†	869,156	868,632
0.94%, 05/25/30†	687,240	686,688
0.00%, 10/25/40 IOΩ	5,328,018	808,509
4.50%, 07/25/41	1,061,109	1,140,067
0.84%, 09/25/41†	5,889,881	5,866,347
FHLMC Multifamily Structured Pass-Through Certificates
2.23%, 07/25/13	665,490	669,613
3.61%, 06/25/14	1,095,000	1,136,417
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51 STEP	3,000,000	3,353,096
FHLMC Structured Pass-Through Securities
1.29%, 05/25/43†	1,065,661	1,092,904
1.62%, 07/25/44†	1,688,025	1,716,246
First Horizon Alternative Mortgage Securities
2.32%, 06/25/34†	609,998	510,819
GMAC Commercial Mortgage Securities, Inc.
6.70%, 04/15/34	100,438	100,451
Government National Mortgage Association
2.38%, 06/20/17†	8,423	8,717
2.38%, 06/20/21†	5,247	5,431
2.13%, 10/20/27†	41,618	42,903
8.50%, 10/15/29	26,500	27,624
0.88%, 02/16/30†	157,370	158,103
8.50%, 03/15/30	1,054	1,058
8.50%, 04/15/30	5,583	5,800
8.50%, 05/15/30	131,151	143,750
8.50%, 06/15/30	6,730	6,935
8.50%, 07/15/30	59,642	66,599
8.50%, 08/15/30	17,126	19,551
8.50%, 09/15/30	2,069	2,106
8.50%, 11/15/30	14,493	16,923
8.50%, 12/15/30	31,675	38,040
8.50%, 02/15/31	18,453	19,852
5.16%, 06/16/31†	1,155,000	1,177,756
0.59%, 03/20/37†	1,999,606	1,997,409
0.59%, 05/20/37†	842,176	841,249
0.00%, 06/20/41 IOΩ†	3,884,781	537,284
Gracechurch Mortgage Financing PLC
0.56%, 11/20/56 144A†	3,103,649	3,087,573
Granite Mortgages PLC
1.96%, 01/20/44(E)†	317,587	394,368

	Par	Value
Greenpoint Mortgage Funding Trust
0.47%, 01/25/37†	$896,346	$419,006
0.56%, 11/25/45†	253,884	135,508
GSR Mortgage Loan Trust
2.76%, 09/25/34†	610,910	537,406
2.71%, 09/25/35†	2,242,165	1,950,988
HarborView Mortgage Loan Trust
2.75%, 12/19/35†	1,566,493	966,114
0.50%, 11/19/36†	1,870,080	1,023,044
Holmes Master Issuer PLC
0.50%, 07/15/20†	1,785,000	1,777,186
Indymac Index Mortgage Loan Trust
0.56%, 06/25/37†	683,762	91,360
0.48%, 09/25/46†	1,020,481	526,358
JP Morgan Chase Commercial Mortgage Securities Corporation
2.18%, 11/15/28 144A†@	4,500,000	4,463,888
5.12%, 07/15/41	955,000	1,009,641
JP Morgan Mortgage Trust
5.02%, 02/25/35†	321,144	311,504
Luminent Mortgage Trust
0.46%, 12/25/36†	1,090,097	599,776
MASTR Adjustable Rate Mortgages Trust
2.87%, 12/25/33†	467,370	390,227
Merrill Lynch Floating Trust
0.83%, 07/09/21 144A†	199,959	185,259
Merrill Lynch Mortgage Trust
5.24%, 11/12/35†	1,260,000	1,328,921
MLCC Mortgage Investors, Inc.
2.08%, 12/25/34†	836,651	787,929
1.96%, 02/25/36†	940,852	787,851
Morgan Stanley Capital I
5.36%, 12/15/44	1,136,425	1,141,482
Morgan Stanley Reremic Trust
2.50%, 03/23/51 144A	1,113,129	1,111,389
NCUA Guaranteed Notes
0.64%, 11/06/17†	1,166,481	1,166,481
1.84%, 10/07/20	281,645	283,406
2.90%, 10/29/20	730,000	770,743
0.83%, 12/08/20†	3,962,001	3,976,859
0.80%, 03/09/21†	3,326,955	3,332,677
Opteum Mortgage Acceptance Corporation
0.57%, 11/25/35†	459,652	405,602
Permanent Master Issuer PLC
1.82%, 04/15/14(U)†	2,095,000	3,252,697
1.09%, 04/15/20(U)†	2,060,000	3,132,712
0.51%, 07/15/33†	830,000	822,158
Provident Funding Mortgage Loan Trust
2.62%, 04/25/34†	981,826	915,893
Residential Accredit Loans, Inc.
0.69%, 01/25/33†	239,441	224,694
Residential Asset Securitization Trust
0.59%, 05/25/35†	517,221	395,266
Residential Funding Mortgage Securities I
6.50%, 03/25/32	29,253	30,324

See Notes to Financial Statements.
80

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Structured Adjustable Rate Mortgage Loan Trust
2.50%, 08/25/34†	$962,255	$754,653
0.59%, 09/25/34†	177,957	126,211
Structured Asset Mortgage Investments, Inc.
2.17%, 10/19/34†	556,973	299,718
0.54%, 07/19/35†	154,051	94,094
0.57%, 02/25/36†	844,659	407,996
Superannuation Members Home Loans Global Fund
1.55%, 06/12/40(E)†	822,126	1,033,811
TBW Mortgage Backed Pass-Through Certificates
6.02%, 07/25/37 STEP	555,997	339,334
Thornburg Mortgage Securities Trust
0.39%, 03/25/37†	1,477,815	1,462,364
0.42%, 06/25/37†	702,458	697,627
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.06%, 05/25/47†	897,947	166,706
Washington Mutual Mortgage Pass-Through Certificates
5.06%, 02/25/37†	871,088	541,551
5.22%, 05/25/37†	1,063,718	734,026
5.24%, 07/25/37†	2,461,828	1,344,825
1.62%, 06/25/42†	28,024	20,396
0.60%, 01/25/45†	997,355	740,848
0.61%, 08/25/45†	407,993	297,376
0.58%, 10/25/45†	423,717	304,009
1.19%, 06/25/46†	1,580,064	990,441
0.96%, 01/25/47†	896,918	440,472
Wells Fargo Mortgage-Backed Securities Trust
2.71%, 12/25/34†	943,687	885,461

Total Mortgage-Backed Securities (Cost $216,221,469)		206,777,969

MUNICIPAL BONDS — 2.7%
California State Public Works Board, California State University Projects, Revenue Bond, Series B-2
7.80%, 03/01/35	800,000	894,256
Chicago Transit Authority, Revenue Bond
6.90%, 12/01/40	1,300,000	1,518,517
Dallas County Hospital District, General Obligation, Series B
6.17%, 08/15/34	1,300,000	1,430,702
Irvine Ranch Water District Joint Powers Agency, Revenue Bond, Escrowed to Maturity
2.61%, 03/15/14	2,800,000	2,915,304
Kentucky Asset/Liability Commission, Revenue Bond
3.17%, 04/01/18	700,000	720,342
North Texas Higher Education Authority, Taxable Student Loan Revenue Bond, Series 1
1.47%, 04/01/40†	468,204	457,084
State of California, General Obligation
5.10%, 08/01/14	170,000	176,756

	Par	Value
5.00%, 11/01/32	$1,300,000	$1,351,779
7.50%, 04/01/34	1,600,000	1,921,360
5.65%, 04/01/39†	1,340,000	1,405,928
State of Illinois, General Obligation
2.77%, 01/01/12	1,820,000	1,820,000
3.32%, 01/01/13	5,500,000	5,597,955

Total Municipal Bonds (Cost $19,138,559)		20,209,983

U.S. TREASURY OBLIGATIONS — 14.2%
U.S. Treasury Bills
0.05%, 03/15/12‡‡	1,600,000	1,599,944
0.04%, 03/29/12Δ‡‡	7,500,000	7,499,685
0.04%, 06/21/12	400,000	399,902

		9,499,531

U.S. Treasury Bonds
8.13%, 05/15/21	41,000	63,800
7.25%, 08/15/22	51,000	77,201
7.63%, 11/15/22‡‡	117,000	182,173

		323,174

U.S. Treasury Inflationary Index Bonds
1.13%, 01/15/21‡‡	1,700,000	1,964,265

U.S. Treasury Notes
0.63%, 12/31/12	13,450,000	13,515,152
0.38%, 06/30/13Δ	6,000,000	6,015,234
0.75%, 09/15/13	1,480,000	1,492,892
0.13%, 09/30/13	3,090,000	3,084,327
0.25%, 10/31/13Δ	40,085,000	40,097,547
1.25%, 02/15/14‡‡	867,000	884,949
0.38%, 11/15/14Δ	6,750,000	6,755,272
2.13%, 02/29/16‡‡	772,000	819,165
3.38%, 11/15/19‡‡	167,000	190,393
3.13%, 05/15/21Δ	16,400,000	18,314,192
2.13%, 08/15/21Δ	1,500,000	1,538,671
2.00%, 11/15/21Δ	1,300,000	1,315,032

		94,022,826

Total U.S. Treasury Obligations (Cost $105,047,052)		105,809,796

	Shares
MONEY MARKET FUNDS — 16.2%
GuideStone Money Market Fund (GS4 Class)¥	36,527,243	36,527,243
Northern Institutional Liquid Assets Portfolio§	84,233,733	84,233,733

Total Money Market Funds (Cost $120,760,976)		120,760,976

Par
REPURCHASE AGREEMENTS — 14.3%
J.P. Morgan Securities LLC
0.07% (dated 12/30/11, due 01/03/12, repurchase price $8,600,067, collateralized by Federal National Mortgage Association, 0.950%, due 10/27/14, total market value $8,771,590)	$8,600,000	8,600,000

See Notes to Financial Statements. 81

	Par	Value
Morgan Stanley & Co., Inc.
0.07% (dated 12/30/11, due 01/03/12, repurchase price $44,600,347, collateralized by Federal Home Loan Bank, 0.300%, due 05/16/2013, total market value $45,528,711)	$44,600,000	$44,600,000
0.11% (dated 01/03/2012, due 01/04/2012, repurchase price $30,110,092, collateralized by Federal Home Loan Bank, 0.300%, due 05/16/2013, total market value $30,726,230)	30,110,000	30,110,000
0.11% (dated 01/03/2012, due 01/04/2012, repurchase price $23,190,071, collateralized by Federal Home Loan Bank, 0.310%, due 05/16/2013, total market value $23,646,069)	23,190,000	23,190,000

Total Repurchase Agreements (Cost $106,500,000)		106,500,000

TOTAL INVESTMENTS — 125.2% (Cost $945,725,743)		931,833,317

	$0000000000	$0000000000
	Notional Amount
WRITTEN OPTIONS — 0.0%
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (BAR)	$(200,000)	—
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (CS)	(100,000)	—
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (MSCS)	(3,800,000)	—
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (RBS)	(300,000)	—
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (CITI)	(600,000)	(243)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (UBS)	(300,000)	(122)

Total Written Options (Premiums received $(32,965))		(365)

	Par	Value
TBA SALE COMMITMENTS — (2.2)%
Federal Home Loan Mortgage Corporation
5.50%, 01/01/39 TBA	$(4,000,000)	$(4,340,000)
Federal National Mortgage Association
4.00%, 01/01/41 TBA	(4,000,000)	(4,201,875)
5.50%, 01/01/40 TBA	(7,000,000)	(7,622,344)

Total TBA Sale Commitments (Cost $(16,011,563))		(16,164,219)

Liabilities in Excess of Other Assets — (23.0)%		(171,493,590)

NET ASSETS — 100.0%		$744,175,143

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	27.8
Corporate Bonds	22.5
Foreign Bonds	20.2
Money Market Funds	16.2
Repurchase Agreements	14.3
U.S. Treasury Obligations	14.2
Futures Contracts	13.7
Asset-Backed Securities	6.1
Municipal Bonds	2.7
Agency Obligations	1.2
Swap Agreements	0.4
Written Options	— **
TBA Sale Commitments	(2.2)
Forward Foreign Currency Contracts	(9.4)

127.7

**	Rounds to less than 0.005%.

See Notes to Financial Statements.
82

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2011:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
Nabors Industries, 6.15% due 02/15/18	(0.63)%	03/20/18	CITI	USD	$3,300,000	$277,559	$—	$277,559
Nabors Industries, 5.375% due 08/15/12	(1.00)%	03/20/19	BNP	USD	2,700,000	203,132	8,660	194,472
Morgan Stanley ABS Capital I, 7.02% due 12/27/33	(0.54)%	12/27/33	MSCS	USD	368,596	151,694	—	151,694
Long Beach Mortgage Trust, 6.72%, due 02/25/34	(0.49)%	02/25/34	BAR	USD	381,820	168,130	—	168,130
Specialty Underwriting & Residential Finance, 6.62% due 02/25/35	(0.59)%	02/25/35	BAR	USD	384,485	236,886	—	236,886

					$7,134,901	$1,037,401	$8,660	$1,028,741

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
General Electric Capital Corporation, 5.625% due 09/15/17	1.82%	1.00%	09/20/13	UBS	USD	$700,000	$(10,232)	$(17,530)	$7,298

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX HY-8 Index	(1.63)%	06/20/12	CITI	USD	$4,900,000	$(25,629)	$—	$(25,629)
Dow Jones CDX IG14 Index	(1.00)%	06/20/15	BAR	USD	7,900,000	(9,484)	6,638	(16,122)
Dow Jones CDX IG15 Index	(1.00)%	12/20/15	CS	USD	1,800,000	3,035	11,627	(8,592)
Dow Jones CDX IG16 Index	(1.00)%	06/20/16	CS	USD	400,000	2,763	5,268	(2,505)
Dow Jones CDX IG9 Index	(0.80)%	12/20/17	BAR	USD	16,552,800	618,023	706,533	(88,510)
CMBX.NA.AAA.4 Index	(0.35)%	02/17/39	GSC	USD	5,700,000	572,419	809,639	(237,220)

					$37,252,800	$1,161,127	$1,539,705	$(378,578)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil Cetip Interbank Deposit	10.77%	01/02/14	UBS	BRL	$400,000	$1,139	$1,041	$98
Brazil Cetip Interbank Deposit	11.94%	01/02/14	HSBC	BRL	10,400,000	167,951	12,045	155,906
Brazil Cetip Interbank Deposit	11.96%	01/02/14	GSC	BRL	5,900,000	118,124	(5,553)	123,677
Brazil Cetip Interbank Deposit	10.58%	01/02/14	MSCS	BRL	1,200,000	1,244	1,273	(29)
Brazil Cetip Interbank Deposit	12.56%	01/02/14	HSBC	BRL	800,000	15,365	1,051	14,314
Brazil Cetip Interbank Deposit	12.51%	01/02/14	BAR	BRL	1,000,000	18,757	839	17,918

See Notes to Financial Statements. 83

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month LIBOR	1.80%	10/13/16	CS	USD	$3,400,000	$(108,232)	$(62,883)	$(45,349)
6-Month EURIBOR	2.00%	03/21/17	BAR	EUR	2,900,000	44,363	(17,315)	61,678
6-Month LIBOR	2.00%	03/21/17	BAR	EUR	4,900,000	74,958	(31,495)	106,453
6-Month BBR BBSW Index	(5.50)%	12/15/17	BAR	AUD	1,500,000	90,012	(6,134)	96,146
6-Month BBR BBSW Index	(5.50)%	12/15/17	DEUT	AUD	1,000,000	57,603	(3,654)	61,257
MXN-TIIE-Banxico	7.50%	06/02/21	UBS	MXN	300,000	1,254	932	322

					$33,700,000	$482,538	$(109,853)	$592,391

Total Swap agreements outstanding at December 31, 2011						$2,670,834	$1,420,982	$1,249,852

Please see abbreviation and footnote definitions beginning on page 200.

See Notes to Financial Statements.
84

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$9,095,853	$—	$9,095,853	$—
Asset-Backed Securities	45,463,792	—	44,579,649	884,143
Corporate Bonds	167,419,415	—	166,224,087	1,195,328
Foreign Bonds	149,795,533	—	149,795,533	—
Money Market Funds	120,760,976	120,760,976	—	—
Mortgage-Backed Securities	206,777,969	—	206,776,712	1,257
Municipal Bonds	20,209,983	—	20,209,983	—
Repurchase Agreements	106,500,000	—	106,500,000	—
U.S. Treasury Obligations	105,809,796	—	105,809,796	—

Total Assets — Investments in Securities	$931,833,317	$120,760,976	$808,991,613	$2,080,728

Other Financial Instruments***
Forward Foreign Currency Contracts	$917,514	$—	$917,514	$—
Futures Contracts	40,120	40,120	—	—
Swap Agreements	2,670,834	—	2,670,834	—

Total Assets — Other Financial Instruments	$3,628,468	$40,120	$3,588,348	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(16,164,219)	$—	$(16,164,219)	$—
Written Options	(365)	—	(365)	—

Total Liabilities — Investments in Securities	$(16,164,584)	$—	$(16,164,584)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

See Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bond	Mortgage- Backed Securities
Balance, 12/31/10	$110,903	$—	$110,903	$—
Accrued discounts/premiums	217	—	217	—
Realized gain (loss)(1)	(9,801)	(9,801)	—	—
Change in unrealized appreciation (depreciation)(2)	(97,063)	(113,814)	16,751	—
Purchases	2,332,319	1,153,959	1,178,360	—
Sales	(257,104)	(146,201)	—	(110,903)
Transfers in and/or out of Level 3(3)(4)	1,257		(110,903)	112,160

Balance, 12/31/11	$2,080,728	$884,143	$1,195,328	$1,257

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.
(3)

The Fund had a security valued at $1,390 as of December 31, 2010 that was transferred from Level 2 to Level 3 of the fair value hierarchy. The security that transferred from Level 2 to Level 3 during the year ended December 31, 2011 did so as a result of the inability of the Fund to obtain a price which was determined using observable inputs. The value of the securities as of December 31, 2011 is $1,257.

(4)	Transfers in and/or out of Level 3 reflect the re-classification of a balance from December 31, 2010 in the amount of $110,903.

See Notes to Financial Statements.
86

Medium-Duration Bond Fund

The year of 2011 was turbulent and was impacted by numerous macro-economic and political events that pushed and pulled on the capital markets. Although corporate fundamentals were improving, the potential outcome of such macro events were difficult to accurately predict, which fueled investors’ fears, led to extreme uncertainty and capital market volatility. The bond market benefited from this economic uncertainty and overall risk aversion. During 2011, the broad domestic bond market, as measured by the Barclay’s Capital U.S. Aggregate Bond Index, posted an annual return of 7.84%, compared to the U.S. stock market which generated a return of 2.11%, as measured by the S&P 500® Index. Despite the macro-economic headwinds, all major bond market sectors posted positive returns for the year, led by the U.S. Treasury sector. Throughout the year, U.S. Treasury yields fell, from their already low levels, in response to the Federal Reserve maintaining its commitment to a near zero federal funds rate for the foreseeable future and the implementation of “Operation Twist.” Treasuries also benefitted from high demand, as global investors often sought the “safe haven” assets when implementing “risk-off ” trades. As a sector, U.S. Treasuries posted an annual return of 9.81%, with longer-dated Treasuries posting the highest returns in the bond market. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 1.55%. The year ended at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.88% and the 30-year U.S. Treasury bond at 2.89%. Non-U.S. Treasury bonds, “spread sectors”, performed well in this risk aversion environment. The investment grade corporate bond sector and mortgage-backed securities sector posted annual returns of 8.15% and 6.23%, respectively. Overall, higher-quality bonds generally outpaced lower-quality bonds while longer-maturity bonds typically outperformed shorter-maturity bonds. Non-benchmark sectors posted varied returns based on risk and correlations to the equity markets. High yield bonds (below investment grade corporate bonds), considered higher risk and more correlated to the equity market, posted an annual return of 4.98% while emerging market bonds generated an annual return 8.47%. U.S. Treasury inflation protected securities (“TIPS”) benefited from strong demand and inflationary concerns, posting an annual return of 13.56% as measured by the Barclays Capital U.S. TIPS Index.

The Fund invests in a diversified portfolio composed of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to seven years. The GS4 Class of the Fund underperformed its benchmark index, the Barclays Capital U.S. Aggregate Bond Index, for the one-year period ended December 31, 2011 (6.49% versus 7.84%). The Fund’s benchmark relative underperformance was largely attributable to the Fund’s underweight to the U.S. Treasury sector. The Fund underweighted U.S. Treasuries in favor of spread sectors, which underperformed U.S. Treasuries for the year. During this historically low interest rate environment, U.S. Treasuries appeared expensive relative to the more attractively valued spread sectors that were demonstrating improving fundamentals while offering a higher yield orientation. Additionally, the Fund’s duration was at times shorter relative to the benchmark’s duration, which had a negative relative performance impact as interest rates declined. During the year, the Fund remained diversified across multiple spread sectors including, but not limited to, corporate bonds, mortgaged-backed securities, Yankee bonds and non-U.S. bonds. High yield and emerging markets bonds were also utilized on a tactical basis.

Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts were used for the purpose of managing the Fund’s overall duration position. Throughout the year, this strategy detracted slightly from relative performance as interest rates continued to fall from already historically low levels. Along with U.S. Treasury futures contracts, currency forward contracts were utilized in an effort to hedge foreign currency risk and to add exposure to rising currencies. These currency strategies resulted in a minimal positive impact to the Fund’s performance. In an effort to hedge or take advantage of interest rate and credit quality viewpoints during the year, certain derivative instruments were also used including interest rate swaps, credit default swaps and options on U.S. Treasuries. These strategies had minimal impact, positively or negatively, on the Fund’s performance. During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 106 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	6.56%	6.49%	7.84%
Five Year	6.87%	6.74%	6.50%
Ten Year	6.26%	6.13%	5.78%
Since Inception	6.13%	6.07%	5.76%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.50%	0.74%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. Aggregate Bond Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Par	Value
AGENCY OBLIGATIONS — 5.0%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$476,737
Federal Home Loan Bank
0.40%, 08/17/12	2,200,000	2,200,471
0.21%, 01/04/13	1,600,000	1,599,395
5.63%, 06/11/21	700,000	893,314
Federal Home Loan Mortgage Corporation
0.11%, 01/10/12Ω‡‡	204,000	203,999
0.10%, 02/10/12	5,100,000	5,099,943
0.05%, 05/02/12	9,000,000	8,999,703
0.08%, 07/11/12	9,000,000	8,998,101
0.70%, 11/04/13	1,100,000	1,100,728
0.63%, 12/29/14	1,700,000	1,700,010
Federal National Mortgage Association
0.09%, 01/04/12Ω	5,100,000	5,099,989
5.25%, 08/01/12	2,400,000	2,466,730
0.60%, 09/12/13	920,000	920,227
4.38%, 10/15/15	510,000	576,803
1.38%, 11/15/16Δ	480,000	485,518
5.34%, 10/09/19	150,000	115,550
6.63%, 11/15/30	820,000	1,218,288
5.63%, 07/15/37	300,000	413,286
Tennessee Valley Authority
5.25%, 09/15/39	350,000	448,581
4.63%, 09/15/60	200,000	240,096

Total Agency Obligations (Cost $42,618,604)		43,257,469

ASSET-BACKED SECURITIES — 3.5%
Access Group, Inc.
1.72%, 10/27/25†	1,379,617	1,382,862
Amortizing Residential Collateral Trust
0.57%, 01/01/32†	35,188	22,232
Asset-Backed Securities Corporation Home Equity
0.57%, 09/25/34†	168,112	148,422
Avis Budget Rental Car Funding AESOP LLC
4.64%, 05/20/16 144A	200,000	212,798
3.15%, 03/20/17 144A	160,000	161,812
Bayview Financial Acquisition Trust
0.97%, 02/28/44†	396,615	354,830
Bear Stearns Asset-Backed Securities, Inc.
6.00%, 10/25/36	2,438,504	1,683,146
6.50%, 10/25/36	2,989,490	2,163,288
Brazos Higher Education Authority
0.68%, 09/25/23†	573,823	561,733
1.41%, 05/25/29†	436,056	430,395
1.27%, 07/25/29†	1,100,000	1,069,554
1.31%, 02/25/30†	1,100,000	1,069,432
CIT Mortgage Loan Trust
1.29%, 10/25/37 144A†@	135,170	132,142
1.54%, 10/25/37 144A†@	430,000	318,375
1.74%, 10/25/37 144A†@	800,000	325,394
College Loan Corporation Trust
0.51%, 10/25/25†	1,000,000	984,986
Countrywide Home Equity Loan Trust
0.57%, 02/15/34†	318,978	208,059

	Par	Value
0.52%, 12/15/35†	$838,483	$398,094
0.42%, 07/15/36†	876,708	526,735
Education Funding Capital Trust I
1.45%, 06/15/43†	200,000	183,992
EMC Mortgage Loan Trust
0.84%, 11/25/41 144A†	105,919	93,376
GCO Education Loan Funding Trust
0.70%, 02/27/28†	100,000	85,414
0.74%, 05/25/36†	150,000	123,924
GMAC Mortgage Corporation Loan Trust
7.00%, 09/25/37	352,358	251,362
Goal Capital Funding Trust
1.21%, 08/25/48 144A†	388,562	363,025
Greenpoint Manufactured Housing
2.25%, 11/22/31†	325,000	275,711
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	400,000	433,043
HSBC Home Equity Loan Trust
1.49%, 11/20/36†	759,253	672,010
Iowa Student Loan Liquidity Corporation
1.82%, 06/25/42†	300,000	283,338
Keycorp Student Loan Trust
0.70%, 08/27/31†	678,143	605,695
Knowledgeworks Foundation
1.46%, 02/25/42†	271,276	261,912
Lehman XS Trust
0.59%, 11/25/35†	774,289	536,686
0.56%, 02/25/36†	916,151	471,772
Magnolia Funding, Ltd.
3.00%, 04/20/17(E)	1,414,345	1,821,111
Missouri Higher Education Loan Authority
1.46%, 11/26/32†	779,174	755,443
Nelnet Education Loan Funding, Inc.
1.09%, 02/25/39†	800,000	697,440
Panhandle-Plains Higher Education Authority, Inc.
1.71%, 10/01/35†	854,167	843,035
Provident Bank Home Equity Loan Trust
0.83%, 08/25/31†	108,540	53,407
Residential Asset Mortgage Products, Inc.
0.77%, 03/25/34†	346,463	230,404
Residential Funding Securities LLC
0.74%, 06/25/33 144A†	258,027	245,013
Salomon Brothers Mortgage Securities VII, Inc.
0.77%, 03/25/28†	39,130	36,051
SLM Student Loan Trust
1.92%, 04/25/23†	5,656,710	5,786,947
0.84%, 12/15/25 144A†	400,000	372,265
3.50%, 08/17/43 144A†	1,357,297	1,337,032
3.53%, 05/16/44 144A†	1,350,579	1,376,915

Total Asset-Backed Securities (Cost $34,641,371)		30,350,612

See Notes to Financial Statements.
89

	Par	Value
CORPORATE BONDS — 22.3%
ACCO Brands Corporation
10.63%, 03/15/15	$175,000	$195,562
AES Corporation
8.00%, 10/15/17Δ	350,000	386,750
Ally Financial, Inc.
6.25%, 12/01/17Δ	606,000	586,820
8.00%, 03/15/20	450,000	462,375
American Express Bank FSB
6.00%, 09/13/17	1,100,000	1,247,841
American Express Co.
6.80%, 09/01/66†	1,400,000	1,398,250
American Express Credit Corporation
5.13%, 08/25/14Δ	160,000	171,998
American International Group, Inc.
3.75%, 11/30/13 144A	200,000	196,344
5.60%, 10/18/16	600,000	578,903
5.85%, 01/16/18	180,000	176,484
8.25%, 08/15/18 144A	3,200,000	3,388,803
6.40%, 12/15/20	110,000	111,203
6.25%, 03/15/37	680,000	495,550
Amgen, Inc.
3.88%, 11/15/21Δ	500,000	505,586
Anadarko Petroleum Corporation
6.38%, 09/15/17	565,000	655,707
8.70%, 03/15/19	175,000	223,736
ANZ Capital Trust II
5.36%, 11/29/49 144A	800,000	794,000
Apache Corporation
6.00%, 09/15/13Δ	680,000	741,104
Arch Coal, Inc.
7.25%, 06/15/21 144AΔ	500,000	516,250
Aristotle Holding, Inc.
3.50%, 11/15/16 144A	1,020,000	1,039,981
Arizona Public Service Co.
8.75%, 03/01/19	525,000	671,394
Ashtead Capital, Inc.
9.00%, 08/15/16 144AΔ	400,000	419,000
ASIF Global Financing XIX
4.90%, 01/17/13 144A	100,000	100,911
Astoria Financial Corporation
5.75%, 10/15/12	450,000	458,913
AT&T, Inc.
5.10%, 09/15/14Δ	550,000	606,180
2.95%, 05/15/16Δ	825,000	860,643
3.88%, 08/15/21Δ	120,000	127,185
6.55%, 02/15/39	130,000	165,954
5.35%, 09/01/40	70,000	79,047
5.55%, 08/15/41Δ	160,000	189,125
Baker Hughes, Inc.
7.50%, 11/15/18	710,000	937,968
Bank of America Corporation
1.85%, 01/30/14†	900,000	813,027
6.50%, 08/01/16	25,000	25,201
0.83%, 10/14/16†Δ	1,700,000	1,337,495
5.75%, 12/01/17	2,290,000	2,165,603
5.65%, 05/01/18	2,700,000	2,575,787
5.00%, 05/13/21	360,000	328,496
Barrick North America Finance LLC
4.40%, 05/30/21Δ	610,000	661,909

	Par	Value
BB&T Corporation
3.20%, 03/15/16Δ	$475,000	$495,633
Bear Stearns Cos. LLC
5.70%, 11/15/14Δ	1,000,000	1,088,253
6.40%, 10/02/17	1,200,000	1,342,302
7.25%, 02/01/18	1,825,000	2,142,223
BellSouth Capital Funding Corporation
7.88%, 02/15/30	210,000	283,233
BellSouth Corporation
4.75%, 11/15/12Δ	40,000	41,348
6.88%, 10/15/31	10,000	12,499
Berkshire Hathaway, Inc.
3.20%, 02/11/15Δ	280,000	297,065
BMW US Capital LLC
1.01%, 12/21/12†	3,400,000	3,400,034
Boeing Capital Corporation
4.70%, 10/27/19	230,000	262,237
Boeing Co.
4.88%, 02/15/20Δ	300,000	350,872
6.63%, 02/15/38	210,000	292,847
Brandywine Operating Partnership LP
4.95%, 04/15/18Δ	400,000	394,276
Calpine Corporation
7.88%, 01/15/23 144AΔ	700,000	756,000
Capital One Capital III
7.69%, 08/15/36	325,000	325,406
Casella Waste Systems, Inc.
11.00%, 07/15/14	375,000	408,750
Caterpillar Financial Services Corporation
6.20%, 09/30/13Δ	450,000	490,755
Caterpillar, Inc.
3.90%, 05/27/21Δ	240,000	264,009
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	710,000	959,607
CenterPoint Energy Resources Corporation
5.95%, 01/15/14Δ	525,000	570,038
Charter Communications Operating LLC
10.88%, 09/15/14 144A	200,000	215,750
Chesapeake Midstream Partners LP
5.88%, 04/15/21 144AΔ	330,000	331,650
Chubb Corporation
6.38%, 03/29/67†	375,000	372,188
Cigna Corporation
2.75%, 11/15/16	225,000	224,761
Cimarex Energy Co.
7.13%, 05/01/17	70,000	73,325
CitiFinancial, Inc.
6.63%, 06/01/15	300,000	315,921
Citigroup Capital XXI
8.30%, 12/21/57†	274,000	274,342
Citigroup, Inc.
6.50%, 08/19/13Δ	110,000	114,550
6.00%, 12/13/13Δ	980,000	1,014,527
5.00%, 09/15/14	1,720,000	1,703,359
6.01%, 01/15/15Δ	150,000	156,814
5.50%, 02/15/17Δ	1,160,000	1,170,046
6.13%, 11/21/17	1,205,000	1,287,603
6.13%, 05/15/18Δ	4,800,000	5,115,653

See Notes to Financial Statements.
90

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.38%, 08/09/20	$20,000	$20,601
6.88%, 03/05/38	810,000	892,705
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	83,000	90,290
Comcast Corporation
5.88%, 02/15/18	200,000	231,555
5.70%, 05/15/18Δ	1,250,000	1,440,399
6.95%, 08/15/37	40,000	51,063
6.40%, 03/01/40	140,000	174,661
Comcast Holdings Corporation
10.63%, 07/15/12Δ	550,000	573,622
Complete Production Services, Inc.
8.00%, 12/15/16	280,000	292,600
ConocoPhillips Holding Co.
6.95%, 04/15/29	580,000	792,919
Continental Airlines 1998-1 Class A Pass Through Trust
6.65%, 09/15/17	278,986	284,901
COX Communications, Inc.
5.45%, 12/15/14	210,000	233,266
CVS Caremark Corporation
6.60%, 03/15/19	590,000	720,218
CVS Pass-Through Trust
6.94%, 01/10/30	812,955	903,472
Daimler Finance NA LLC
7.30%, 01/15/12	550,000	551,028
6.50%, 11/15/13Δ	100,000	108,968
1.18%, 03/28/14 144A†	3,400,000	3,283,346
DCP Midstream LLC
9.75%, 03/15/19 144A	200,000	261,074
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 08/10/22	378,170	394,696
Devon Energy Corporation
5.60%, 07/15/41	590,000	712,141
DIRECTV Holdings LLC
3.50%, 03/01/16Δ	525,000	541,758
Discover Bank
8.70%, 11/18/19	425,000	485,284
DISH DBS Corporation
7.00%, 10/01/13	10,000	10,725
6.63%, 10/01/14	30,000	32,175
7.75%, 05/31/15Δ	200,000	221,000
DJO Finance LLC
10.88%, 11/15/14	240,000	225,000
Dominion Resources, Inc.
5.70%, 09/17/12	1,230,000	1,271,462
Dow Chemical Co.
7.60%, 05/15/14	650,000	735,436
Duke Energy Carolinas LLC
5.63%, 11/30/12	580,000	604,515
Duke Realty LP REIT
6.75%, 03/15/20	325,000	357,149
Ecolab, Inc.
3.00%, 12/08/16	500,000	517,797
4.35%, 12/08/21Δ	585,000	625,980
El Paso Corporation
7.00%, 06/15/17Δ	710,000	781,463
7.80%, 08/01/31Δ	750,000	868,125
El Paso Natural Gas Co.
7.50%, 11/15/26	300,000	370,500

	Par	Value
Energy Transfer Partners LP
5.95%, 02/01/15	$500,000	$540,818
6.70%, 07/01/18	570,000	633,212
Enterprise Products Operating LLC
4.05%, 02/15/22	1,020,000	1,041,390
5.70%, 02/15/42	430,000	470,236
7.03%, 01/15/68†	350,000	364,445
EOG Resources, Inc.
1.18%, 02/03/14†	3,500,000	3,512,222
ERP Operating LP
4.63%, 12/15/21	375,000	383,152
Exelon Corporation
5.63%, 06/15/35	655,000	707,435
Fifth Third Bancorp
3.63%, 01/25/16	175,000	177,720
Fifth Third Bank Ohio
0.58%, 05/17/13†	400,000	392,653
First Niagara Financial Group, Inc.
6.75%, 03/19/20	250,000	263,673
FirstEnergy Corporation
7.38%, 11/15/31	1,080,000	1,331,924
Ford Motor Credit Co., LLC
5.63%, 09/15/15Δ	3,100,000	3,216,092
8.00%, 12/15/16Δ	1,300,000	1,478,242
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17Δ	1,995,000	2,121,934
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17Δ	250,000	267,188
GE Capital Trust I
6.38%, 11/15/67†Δ	321,000	316,185
General Electric Capital Corporation
5.45%, 01/15/13	150,000	156,979
1.23%, 01/07/14†	2,000,000	1,971,722
6.00%, 08/07/19	1,850,000	2,128,258
4.38%, 09/16/20Δ	330,000	337,830
5.30%, 02/11/21	60,000	64,253
General Electric Co.
5.00%, 02/01/13Δ	840,000	875,591
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18Δ	380,000	457,997
Goldman Sachs Capital II
5.79%, 06/01/43†	60,000	37,200
Goldman Sachs Group, Inc.
6.60%, 01/15/12	70,000	70,093
5.30%, 02/14/12Δ	30,000	30,102
3.63%, 08/01/12Δ	110,000	110,678
5.45%, 11/01/12	190,000	193,265
4.75%, 07/15/13	20,000	20,272
5.25%, 10/15/13	160,000	163,322
5.75%, 10/01/16Δ	1,900,000	1,972,071
6.25%, 09/01/17	1,700,000	1,779,354
5.95%, 01/18/18Δ	2,300,000	2,358,678
5.38%, 03/15/20Δ	250,000	247,160
6.00%, 06/15/20	460,000	471,983
5.25%, 07/27/21	110,000	107,508
6.25%, 02/01/41	800,000	787,418
HCA, Inc.
6.50%, 02/15/16Δ	686,000	699,720
7.88%, 02/15/20	125,000	135,625

See Notes to Financial Statements. 91

	Par	Value
7.69%, 06/15/25	$250,000	$222,500
HCP, Inc. REIT
6.00%, 01/30/17	300,000	324,955
5.38%, 02/01/21	200,000	210,054
Hess Corporation
8.13%, 02/15/19Δ	330,000	424,208
7.88%, 10/01/29	260,000	350,238
7.30%, 08/15/31	110,000	141,562
Hewlett-Packard Co.
0.79%, 05/24/13†	3,000,000	2,971,698
3.00%, 09/15/16Δ	300,000	302,445
HSBC Finance Corporation
7.00%, 05/15/12	390,000	397,308
6.38%, 11/27/12	70,000	72,014
6.68%, 01/15/21Δ	90,000	93,253
Humana, Inc.
7.20%, 06/15/18Δ	480,000	560,640
ILFC E-Capital Trust II
6.25%, 12/21/65 144A†Δ	280,000	190,400
International Lease Finance Corporation
6.50%, 09/01/14 144AΔ	240,000	246,600
6.75%, 09/01/16 144A	880,000	906,400
8.63%, 01/15/22Δ	250,000	254,152
JPMorgan Chase & Co.
5.75%, 01/02/13Δ	320,000	332,029
5.15%, 10/01/15Δ	1,890,000	2,007,717
6.30%, 04/23/19Δ	800,000	907,455
4.95%, 03/25/20Δ	800,000	851,736
4.40%, 07/22/20	230,000	235,296
4.35%, 08/15/21Δ	70,000	70,832
JPMorgan Chase Capital XXV
6.80%, 10/01/37Δ	375,000	380,156
Kerr-McGee Corporation
6.95%, 07/01/24	420,000	501,997
7.88%, 09/15/31	690,000	867,221
Kinder Morgan Energy Partners LP
7.13%, 03/15/12	410,000	414,706
5.85%, 09/15/12	40,000	41,297
5.00%, 12/15/13	200,000	212,088
6.00%, 02/01/17Δ	250,000	283,257
Kraft Foods, Inc.
6.13%, 08/23/18	350,000	413,555
5.38%, 02/10/20	730,000	843,720
6.50%, 02/09/40	300,000	391,716
Kroger Co.
6.15%, 01/15/20Δ	360,000	437,581
L-3 Communications Corporation
6.38%, 10/15/15	250,000	256,875
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49#	2,330,000	1,398
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	200,000	52,250
5.63%, 01/24/13#	2,300,000	615,250
6.50%, 07/19/17#	150,000	165
6.75%, 12/28/17#	3,340,000	3,674
Liberty Property LP
4.75%, 10/01/20	575,000	585,340
Lyondell Chemical Co.
11.00%, 05/01/18Δ	249,550	273,881

	Par	Value
MarkWest Energy Partners LP
6.25%, 06/15/22	$290,000	$304,500
Medtronic, Inc.
4.45%, 03/15/20Δ	300,000	339,118
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	3,850,000	3,879,002
6.05%, 05/16/16	275,000	259,447
5.70%, 05/02/17	400,000	367,766
6.40%, 08/28/17Δ	2,300,000	2,229,691
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	312,750
MetLife Capital Trust X
9.25%, 04/08/38 144A	300,000	344,250
MetLife, Inc.
4.75%, 02/08/21Δ	620,000	671,958
6.40%, 12/15/66Δ	150,000	142,688
Morgan Stanley
1.81%, 03/01/13(E)†	500,000	614,345
0.86%, 10/18/16†	340,000	273,139
6.63%, 04/01/18	1,675,000	1,656,051
Nabors Industries, Inc.
9.25%, 01/15/19	3,300,000	4,156,664
Nationwide Financial Services
5.38%, 03/25/21 144A	575,000	565,806
NCUA Guaranteed Notes
3.00%, 06/12/19	600,000	638,574
Newfield Exploration Co.
7.13%, 05/15/18	100,000	107,250
5.75%, 01/30/22	50,000	54,250
News America, Inc.
6.15%, 02/15/41	450,000	520,552
Noble Energy, Inc.
4.15%, 12/15/21	620,000	642,664
Northwestern Mutual Life Insurance
6.06%, 03/30/40 144A	500,000	602,429
Occidental Petroleum Corporation
3.13%, 02/15/22	310,000	318,686
Overseas Private Investment Corporation
0.90%, 11/18/13Ω@	3,500,000	3,504,308
0.75%, 07/12/16Ω@	3,000,000	3,646,329
Pacific Gas & Electric Co.
8.25%, 10/15/18Δ	40,000	52,801
6.05%, 03/01/34Δ	110,000	136,613
5.80%, 03/01/37Δ	250,000	305,574
Patrons’ Legacy
5.65%, 11/17/18 144A	1,290,357	1,244,214
Peabody Energy Corporation
7.88%, 11/01/26	1,100,000	1,185,250
Pemex Project Funding Master Trust
6.63%, 06/15/35	159,000	181,856
PepsiCo, Inc.
7.90%, 11/01/18Δ	140,000	189,272
Pfizer, Inc.
7.20%, 03/15/39	600,000	888,978
Plains Exploration & Production Co.
10.00%, 03/01/16	500,000	556,250
Plastipak Holdings, Inc.
8.50%, 12/15/15 144A	200,000	205,000
Pricoa Global Funding I
0.56%, 09/27/13 144A†	1,700,000	1,683,309

See Notes to Financial Statements.
92

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Private Export Funding Corporation
5.45%, 09/15/17	$1,600,000	$1,940,930
Progress Energy, Inc.
7.75%, 03/01/31	350,000	498,454
ProLogis LP
1.88%, 11/15/37	350,000	344,750
Prudential Financial, Inc.
4.50%, 11/15/20Δ	900,000	906,635
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	715,000	782,014
Raytheon Co.
3.13%, 10/15/20	200,000	201,942
Reed Elsevier Capital, Inc.
8.63%, 01/15/19	410,000	512,417
Reinsurance Group of America, Inc.
6.75%, 12/15/65†	475,000	412,129
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	759,652
Reynolds Group Issuer, Inc.
7.13%, 04/15/19 144A	500,000	511,250
Roche Holdings, Inc.
6.00%, 03/01/19 144A	430,000	523,409
Rock-Tenn Co.
5.63%, 03/15/13	50,000	51,750
Safeway, Inc.
3.95%, 08/15/20Δ	150,000	148,397
4.75%, 12/01/21	290,000	297,650
Service Corporation International
7.63%, 10/01/18	90,000	100,575
7.50%, 04/01/27	200,000	193,000
SESI LLC
7.13%, 12/15/21 144AΔ	80,000	84,200
Simon Property Group LP
10.35%, 04/01/19	750,000	1,030,935
SLM Corporation
6.25%, 01/25/16	375,000	365,000
Southern Natural Gas Co.
8.00%, 03/01/32Δ	400,000	496,737
Sprint Capital Corporation
6.90%, 05/01/19Δ	30,000	24,825
6.88%, 11/15/28	50,000	35,938
8.75%, 03/15/32	120,000	97,650
Sprint Nextel Corporation
9.00%, 11/15/18 144A	80,000	84,200
SSIF Nevada LP
1.10%, 04/14/14 144A†	3,400,000	3,348,327
State Street Corporation
4.96%, 03/15/18	530,000	551,627
Steel Dynamics, Inc.
6.75%, 04/01/15	225,000	231,188
7.75%, 04/15/16	500,000	523,750
SunTrust Banks, Inc.
3.60%, 04/15/16Δ	300,000	305,803
SunTrust Preferred Capital I
4.00%, 06/29/49†	357,000	243,206
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144AΔ	540,000	695,488
Tenet Healthcare Corporation
9.25%, 02/01/15Δ	1,262,000	1,332,988

	Par	Value
Tennessee Gas Pipeline Co.
7.50%, 04/01/17	$250,000	$298,900
7.63%, 04/01/37	50,000	59,898
Terex Corporation
10.88%, 06/01/16	250,000	277,500
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21Δ	160,000	167,444
Time Warner Cable, Inc.
8.75%, 02/14/19Δ	650,000	831,155
4.13%, 02/15/21Δ	70,000	72,019
5.88%, 11/15/40	460,000	499,636
Time Warner, Inc.
4.70%, 01/15/21	10,000	10,787
6.10%, 07/15/40	140,000	164,726
6.25%, 03/29/41	40,000	48,134
Time Warner Entertainment Co. LP
8.38%, 07/15/33	590,000	775,521
Transatlantic Holdings, Inc.
8.00%, 11/30/39	300,000	341,547
UAL 1993 Pass Through Trust A
9.21%, 01/21/17+	81,116	—
UAL 1995 Pass Through Trust A
9.56%, 10/19/18@	135,404	36,220
Union Bank NA
1.48%, 06/06/14†	2,600,000	2,563,618
United Parcel Service, Inc.
4.50%, 01/15/13Δ	770,000	801,913
UnitedHealth Group, Inc.
4.88%, 02/15/13Δ	370,000	385,392
4.88%, 04/01/13	410,000	428,506
Verizon Communications, Inc.
6.10%, 04/15/18	290,000	348,862
3.50%, 11/01/21Δ	735,000	766,816
6.00%, 04/01/41Δ	40,000	49,785
Verizon Global Funding Corporation
4.38%, 06/01/13	140,000	146,740
Wachovia Bank NA
6.60%, 01/15/38	275,000	312,891
Wachovia Capital Trust III
5.57%, 03/29/49†	960,000	807,600
Wachovia Corporation
5.25%, 08/01/14Δ	1,850,000	1,952,507
5.63%, 10/15/16	250,000	272,461
Waste Management, Inc.
7.38%, 05/15/29	140,000	178,486
WEA Finance LLC
7.13%, 04/15/18 144A	400,000	447,622
WellPoint, Inc.
5.88%, 06/15/17	720,000	830,611
Wells Fargo & Co.
4.38%, 01/31/13	600,000	620,264
3.68%, 06/15/16	290,000	303,360
4.60%, 04/01/21Δ	70,000	76,914
7.98%, 03/29/49†Δ	2,600,000	2,798,250
Wells Fargo Capital X
5.95%, 12/15/36	200,000	202,250
Williams Cos., Inc.
7.50%, 01/15/31	10,000	12,221
7.75%, 06/15/31	25,000	31,184
8.75%, 03/15/32	451,000	592,512

See Notes to Financial Statements. 93

	Par	Value
WPX Energy, Inc.
6.00%, 01/15/22 144AΔ	$160,000	$164,600
Xylem, Inc.
3.55%, 09/20/16 144A	350,000	360,131

Total Corporate Bonds (Cost $192,176,278)		193,109,207

FOREIGN BONDS — 18.8%
Australia — 3.8%
Australia Government Bond
5.50%, 12/15/13(A)	400,000	427,175
4.75%, 06/15/16(A)	7,800,000	8,467,862
6.00%, 02/15/17(A)	2,400,000	2,765,067
5.50%, 01/21/18(A)	5,100,000	5,812,010
5.75%, 07/15/22(A)	6,500,000	7,773,306
BHP Billiton Finance (USA) Ltd.
3.25%, 11/21/21Δ	960,000	990,502
Commonwealth Bank of Australia
3.75%, 10/15/14 144AΔ	440,000	453,631
5.00%, 10/15/19 144AΔ	190,000	201,828
National Australia Bank, Ltd.
1.30%, 04/11/14 144A†Δ	2,000,000	1,981,230
Newcrest Finance Pty, Ltd.
4.45%, 11/15/21 144A	400,000	394,548
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†@	525,000	470,246
Rio Tinto Finance USA, Ltd.
2.50%, 05/20/16	30,000	30,634
3.50%, 11/02/20	1,180,000	1,208,367
4.13%, 05/20/21	140,000	150,792
3.75%, 09/20/21Δ	110,000	115,500
Westpac Banking Corporation
1.90%, 12/14/12 144A	1,500,000	1,514,162

		32,756,860

Austria — 0.1%
PE Paper Escrow GmbH
12.00%, 08/01/14 144A	450,000	481,500

Bermuda — 0.1%
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	207,000
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	200,000	209,970
Weatherford International, Ltd.
9.63%, 03/01/19@Δ	325,000	420,893

		837,863

Brazil — 0.1%
Brazilian Government International Bond
8.25%, 01/20/34Δ	600,000	907,500

Canada — 1.1%
Canadian Government Bond
1.50%, 03/01/12(C)	4,400,000	4,323,207
2.25%, 08/01/14(C)	3,000,000	3,039,047
Canadian Imperial Bank of Commerce
1.50%, 12/12/14 144A	400,000	400,836
Nexen, Inc.
6.40%, 05/15/37	40,000	42,507
7.50%, 07/30/39	250,000	300,662

	Par	Value
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	$110,000	$126,528
PTTEP Canada International Finance, Ltd.
5.69%, 04/05/21 144A	320,000	335,617
Rogers Communications, Inc.
6.38%, 03/01/14	90,000	99,287
6.75%, 03/15/15	10,000	11,510
Teck Resources, Ltd.
10.75%, 05/15/19	400,000	488,648
TransCanada PipeLines, Ltd.
6.35%, 05/15/67†	400,000	401,797

		9,569,646

Cayman Islands — 0.6%
MUFG Capital Finance 1, Ltd.
6.35%, 07/29/49†	450,000	457,486
Petrobras International Finance Co.
3.88%, 01/27/16	250,000	258,803
6.13%, 10/06/16	271,000	301,776
5.75%, 01/20/20	285,000	306,409
5.38%, 01/27/21Δ	1,130,000	1,192,829
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 12/29/49 144A†Δ	1,015,000	1,004,442
Transocean, Inc.
6.00%, 03/15/18Δ	425,000	434,917
6.50%, 11/15/20Δ	275,000	284,550
6.38%, 12/15/21	475,000	505,804
Vale Overseas, Ltd.
8.25%, 01/17/34	80,000	103,531
6.88%, 11/21/36Δ	511,000	584,354

		5,434,901

Chile — 0.0%
Corp Nacional del Cobre de Chile
4.75%, 10/15/14 144A	210,000	226,287

Colombia — 0.1%
Colombia Government International Bond
4.38%, 07/12/21	880,000	950,400

Denmark — 0.3%
BRFkredit A/S
2.05%, 04/15/13 144A	1,200,000	1,222,530
Danske Bank A/S
2.50%, 05/10/12 144A	600,000	603,827
FIH Erhvervsbank A/S
2.00%, 06/12/13 144AΔ	1,000,000	1,014,606

		2,840,963

France — 1.4%
Banque PSA Finance SA
2.48%, 04/04/14 144A†	1,500,000	1,389,942
Cie de Financement Foncier
2.13%, 04/22/13 144A	3,600,000	3,562,474
Compagnie Generale de Geophysique - Veritas
9.50%, 05/15/16	250,000	271,250
7.75%, 05/15/17Δ	155,000	157,712
Credit Agricole SA
2.63%, 01/21/14 144A	310,000	291,893
8.38%, 10/29/49 144A†Δ	980,000	739,900

See Notes to Financial Statements.
94

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Dexia Credit Local
2.75%, 01/10/14 144A	$5,900,000	$5,469,861
Legrand France SA
8.50%, 02/15/25	250,000	306,213

		12,189,245

Iceland — 0.1%
Glitnir Banki HF
6.33%, 07/28/11 144A#@	600,000	159,000
6.38%, 09/25/12 144A#@	580,000	153,700
6.69%, 06/15/16+ 144A#Δ	1,000,000	10
7.45%, 03/29/49+ 144A#	100,000	1
Kaupthing Bank HF
5.75%, 10/04/11 144A#@	250,000	63,125
7.63%, 02/28/15 144A#@	2,490,000	628,725
7.13%, 05/19/16+ 144A#	350,000	3
Landsbanki Islands HF
6.10%, 08/25/11 144A#@	1,500,000	60,000

		1,064,564

India — 0.4%
ICICI Bank, Ltd.
2.26%, 02/24/14 144A†	3,400,000	3,230,384
6.38%, 04/30/22 144A†	418,000	369,930
6.38%, 04/30/22†	110,000	97,350

		3,697,664

Ireland — 0.1%
Bank of Ireland
6.75%, 01/30/12(U)	50,000	77,455
2.75%, 03/02/12	380,000	376,713
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
8.38%, 04/30/13 144A	120,000	125,400
6.49%, 02/02/16 144A	230,000	217,638
7.75%, 02/02/21 144A	200,000	172,000

		969,206

Italy — 0.4%
Intesa Sanpaolo SpA
2.91%, 02/24/14 144A†Δ	3,400,000	2,995,339
3.63%, 08/12/15 144A	290,000	240,425

		3,235,764

Japan — 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/15 144A	330,000	350,361
Resona Bank, Ltd.
5.85%, 09/29/49 144A†@	250,000	248,613
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	640,000	668,389

		1,267,363

Jersey — 0.2%
HSBC Capital Funding LP
4.61%, 12/29/49 144A†Δ	800,000	737,593
4.61%, 12/29/49	160,000	147,519
QBE Capital Funding III, Ltd.
7.25%, 05/24/41 144A†	200,000	176,000
UBM PLC
5.75%, 11/03/20 144A	260,000	262,701

		1,323,813

	Par	Value
Luxembourg — 0.7%
Fiat Finance & Trade, Ltd. SA
9.00%, 07/30/12(E)	$700,000	$925,225
Gazprom OAO Via Gaz Capital SA
9.25%, 04/23/19Δ	290,000	346,231
Gazprom Via Gaz Capital SA
6.51%, 03/07/22 144AΔ	3,200,000	3,264,000
Intelsat Jackson Holdings SA
7.50%, 04/01/21 144A	500,000	506,875
Russian Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	300,000	300,000
TNK-BP Finance SA
7.50%, 07/18/16 144A	110,000	116,325
7.50%, 07/18/16	190,000	200,925

		5,659,581

Malaysia — 0.2%
Malaysia Government Bond
3.43%, 08/15/14(R)	1,620,000	516,230
3.84%, 08/12/15(R)	2,280,000	736,003
4.26%, 09/15/16(R)Δ	650,000	213,489

		1,465,722

Mexico — 0.7%
America Movil SAB de CV
5.63%, 11/15/17	270,000	313,076
5.00%, 03/30/20	240,000	266,345
BBVA Bancomer SA
7.25%, 04/22/20 144AΔ	625,000	628,125
Mexican Bonos
8.00%, 06/11/20(M)	32,757,000	2,613,858
10.00%, 12/05/24(M)	3,487,200	322,068
Mexico Cetes
4.48%, 01/12/12(M)Ω	112,448,200	804,560
Mexico Government International Bond
6.75%, 09/27/34	601,000	785,807
6.05%, 01/11/40Δ	134,000	164,485
Petroleos Mexicanos
5.50%, 01/21/21	370,000	403,300

		6,301,624

Netherlands — 1.6%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	1,216,000	1,276,993
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/21Δ	4,000,000	4,163,076
11.00%, 12/29/49 144A†	687,000	807,305
Deutsche Telekom International Finance BV
5.75%, 03/23/16	510,000	568,104
ING Bank NV
3.90%, 03/19/14 144A	500,000	527,787
2.38%, 06/09/14 144A	550,000	536,484
2.50%, 01/14/16 144AΔ	600,000	589,747
LeasePlan Corporation NV
3.00%, 05/07/12 144A	1,200,000	1,209,269
Shell International Finance BV
4.38%, 03/25/20Δ	700,000	818,663

See Notes to Financial Statements. 95

	Par	Value
Volkswagen International Finance NV
1.03%, 10/01/12 144A†	$1,900,000	$1,898,493
1.19%, 04/01/14 144A†	1,500,000	1,470,842

		13,866,763

New Zealand — 0.0%
Westpac Securities NZ, Ltd.
2.50%, 05/25/12 144A	200,000	201,243

Norway — 1.3%
DnB NOR Boligkreditt
2.10%, 10/14/15 144AΔ	1,700,000	1,688,659
2.90%, 03/29/16 144A	4,300,000	4,375,702
Nordea Eiendomskreditt AS
1.88%, 04/07/14 144A	1,500,000	1,502,540
Sparebank 1 Boligkreditt AS
1.25%, 10/25/14 144AΔ	1,900,000	1,887,319
2.63%, 05/27/16 144A	1,600,000	1,599,821

		11,054,041

Portugal — 0.3%
Obrigacoes do Tesouro
2.62%, 05/16/47(E)	1,954,296	2,519,853

Qatar — 0.0%
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/19 144A	250,000	296,938

South Africa — 0.3%
South Africa Government Bond
7.25%, 01/15/20(S)	620,000	73,957
6.75%, 03/31/21(S)Δ	5,110,000	584,661
10.50%, 12/21/26(S)	10,270,000	1,489,393
Transnet, Ltd.
4.50%, 02/10/16 144AΔ	500,000	506,821

		2,654,832

South Korea — 0.4%
Export-Import Bank of Korea
5.25%, 02/10/14	235,000	247,827
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144AΔ	3,400,000	3,471,087

		3,718,914

Spain — 0.2%
BBVA US Senior SAU
3.25%, 05/16/14Δ	800,000	758,203
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	700,000	636,055
3.78%, 10/07/15 144AΔ	100,000	90,703
Telefonica Emisiones SAU
5.88%, 07/15/19Δ	80,000	79,180
5.13%, 04/27/20Δ	290,000	272,853
5.46%, 02/16/21Δ	60,000	57,357

		1,894,351

Sweden — 1.1%
Nordea Bank AB
1.47%, 01/14/14 144A†	3,400,000	3,293,849
3.70%, 11/13/14 144A	390,000	396,482
4.88%, 01/27/20 144A	110,000	113,150
4.88%, 05/13/21 144A	640,000	541,906
Stadshypotek AB
1.45%, 09/30/13 144AΔ	4,850,000	4,843,554

	Par	Value
Swedbank Hypotek AB
1.02%, 03/28/14 144A†	$200,000	$196,813

		9,385,754

Switzerland — 0.1%
Credit Suisse
6.00%, 02/15/18Δ	100,000	98,747
UBS AG
2.25%, 01/28/14	710,000	691,258
3.88%, 01/15/15	280,000	279,428
4.88%, 08/04/20	180,000	179,083

		1,248,516

United Arab Emirates — 0.0%
Dolphin Energy, Ltd.
5.89%, 06/15/19 144A	236,012	256,958

United Kingdom — 2.4%
Abbey National Treasury Services PLC
3.88%, 11/10/14 144A	2,900,000	2,723,465
Bank of Scotland PLC
5.25%, 02/21/17 144A	400,000	423,875
Barclays Bank PLC
1.62%, 01/13/14†Δ	3,400,000	3,297,446
6.05%, 12/04/17 144A	230,000	208,983
BP Capital Markets PLC
5.25%, 11/07/13	940,000	1,008,658
3.88%, 03/10/15	310,000	331,269
3.20%, 03/11/16	275,000	288,489
4.50%, 10/01/20	725,000	799,950
3.56%, 11/01/21	50,000	51,911
HSBC Holdings PLC
6.80%, 06/01/38	250,000	259,743
Lloyds TSB Bank PLC
2.77%, 01/24/14†Δ	3,400,000	3,218,185
6.38%, 01/21/21	550,000	552,112
12.00%, 12/29/49 144A†	3,200,000	2,946,575
Royal Bank of Scotland PLC
1.50%, 03/30/12 144A	2,400,000	2,404,414
4.88%, 08/25/14 144A	425,000	416,107
3.95%, 09/21/15Δ	700,000	656,948
Royal Bank of Scotland Group PLC
5.00%, 10/01/14	100,000	82,596
5.05%, 01/08/15	100,000	81,598
6.40%, 10/21/19Δ	530,000	496,922
7.64%, 03/29/49	200,000	108,250
WPP Finance UK
8.00%, 09/15/14	226,000	251,898

		20,609,394

Virgin Islands (British) — 0.5%
Gerdau Trade, Inc.
5.75%, 01/30/21 144AΔ	4,000,000	3,990,000

Total Foreign Bonds (Cost $167,480,948)		162,878,023

See Notes to Financial Statements.
96

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MORTGAGE-BACKED SECURITIES — 46.3%
ABN Amro Mortgage Corporation
5.64%, 06/25/33 IOΩ@	$19,288	$1,029
American Home Mortgage Assets
1.14%, 11/25/46†	1,291,745	472,505
Banc of America Large Loan, Inc.
5.67%, 02/17/51 144A†	100,000	109,296
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.92%, 05/10/45†	420,000	470,149
Bank of America Mortgage Securities, Inc.
2.75%, 07/25/34†	281,943	248,389
Bear Stearns Adjustable Rate Mortgage Trust
5.68%, 02/25/33†	62,444	59,107
5.30%, 05/25/34†	280,444	249,496
2.71%, 03/25/35†	1,126,648	1,044,786
Bear Stearns Alt-A Trust
0.93%, 04/25/34†	89,633	64,985
2.59%, 05/25/35†	521,920	406,372
2.77%, 09/25/35†	774,191	487,732
Bear Stearns Structured Products, Inc.
2.56%, 01/26/36†	1,314,784	767,037
Chase Mortgage Finance Corporation
2.74%, 02/25/37†	228,835	206,862
Countrywide Alternative Loan Trust
5.50%, 10/25/33	126,490	132,754
0.64%, 09/25/35†	1,067,712	506,304
1.72%, 09/25/35†	260,418	148,866
0.62%, 10/25/35†	1,226,661	574,553
0.59%, 11/20/35†	1,834,502	925,763
0.61%, 11/20/35†	969,550	488,672
0.56%, 01/25/36†	585,880	344,502
0.56%, 02/25/36†	1,426,704	695,311
6.00%, 08/25/37	1,128,825	842,193
0.48%, 09/25/46†	1,316,098	607,355
Countrywide Home Loan Mortgage Pass-Through Trust
2.84%, 02/19/34†	1,119,757	998,898
2.72%, 11/20/34†	230,567	170,984
0.71%, 11/25/34 144A†	22,232	18,274
0.65%, 03/25/35 144A†	89,053	68,940
0.53%, 03/25/36†	396,601	216,397
Credit Suisse Mortgage Capital Certificates
5.38%, 02/15/40	1,550,000	1,566,078
CS First Boston Mortgage Securities Corporation
0.01%, 07/25/33 IOΩ†@	138,414	—
5.38%, 07/25/33 IOΩ@	52,373	5,093
0.01%, 08/25/33 IOΩ†@	181,775	3
DBUBS Mortgage Trust
9.05%, 08/10/44 144AΩ†	1,315,782	73,538
Federal Home Loan Mortgage Corporation
7.00%, 11/01/14	5,787	6,162
7.00%, 04/01/15	7,938	8,453
7.00%, 12/01/15	13,012	13,583

	Par	Value
8.50%, 06/01/16	$8,845	$8,863
8.50%, 06/01/18	3,825	4,293
4.50%, 09/01/18	14,516	15,675
8.00%, 08/01/24	2,192	2,598
7.50%, 11/01/29	9,355	11,166
7.50%, 12/01/29	15,524	18,516
7.50%, 02/01/31	28,341	32,946
2.41%, 07/01/31†	27,374	27,862
2.36%, 08/01/31†	3,505	3,683
7.50%, 11/01/31	9,857	10,025
2.73%, 04/01/32†	3,044	3,219
2.59%, 03/01/34†	5,451	5,708
5.00%, 12/01/34	61,716	66,404
5.50%, 05/01/35	1,000,183	1,090,703
5.00%, 11/01/35	923,573	993,740
5.50%, 11/01/35	258,276	281,166
5.00%, 12/01/35	65,200	71,376
5.50%, 01/01/36	156,342	171,078
6.00%, 02/01/36	817,574	902,809
4.97%, 01/01/37†	702,314	742,554
6.00%, 04/01/37	7,758	8,667
5.50%, 07/01/37	279,080	305,385
6.00%, 07/01/37	2,103	2,350
5.67%, 09/01/37†	348,858	372,437
6.00%, 09/01/37	92,630	103,474
5.50%, 02/01/38	941,948	1,023,372
5.50%, 04/01/38	269,768	293,087
6.00%, 07/01/38	35,458	39,609
5.50%, 08/01/38	932,094	1,013,685
5.50%, 12/01/38	470,666	511,351
6.00%, 12/01/38	96,144	107,399
6.00%, 01/01/39	48,330	53,892
5.50%, 02/01/39	104,426	113,453
4.50%, 07/01/39	12,206	12,945
4.50%, 09/01/39	1,324,882	1,423,002
6.50%, 09/01/39	276,002	312,108
4.50%, 10/01/39	991,161	1,051,185
4.50%, 11/01/39	444,640	471,567
4.50%, 12/01/39	1,380,901	1,464,527
4.50%, 01/01/40	47,273	50,136
4.50%, 01/01/40 TBA	41,500,000	43,970,546
5.50%, 01/01/40	683,053	742,097
4.50%, 04/01/40	68,425	72,548
4.50%, 05/01/40	10,959	11,620
4.50%, 06/01/40	10,732	11,378
4.50%, 07/01/40	163,044	172,867
4.00%, 09/01/40	30,314	32,110
4.00%, 11/01/40	34,278	36,309
4.00%, 12/01/40	606,545	642,479
4.00%, 01/01/41 TBA	100,000	104,875
4.50%, 02/01/41	9,827	10,416
4.50%, 03/01/41	13,426	14,231
4.50%, 04/01/41	29,650	31,429
4.50%, 05/01/41	25,606	27,143
4.50%, 06/01/41	134,300	142,359
4.50%, 09/01/41	21,300	22,578
4.00%, 10/01/41	996,023	1,049,740
4.50%, 10/01/41	12,960	13,738
3.50%, 01/12/42 TBA	1,400,000	1,437,406
Federal Home Loan Mortgage Corporation REMIC
8.00%, 09/25/21	1,450,000	161,780
1.62%, 04/15/22 POΩ	13,738	13,195
0.78%, 06/15/37†	1,156,757	1,153,776

See Notes to Financial Statements. 97

	Par	Value
Federal Housing Administration
8.70%, 10/01/18@	$111,004	$116,305
Federal National Mortgage Association
8.00%, 06/01/15	17,517	18,417
8.00%, 07/01/15	8,339	8,474
8.00%, 09/01/15	17,701	19,048
3.07%, 12/01/17	984,137	1,029,378
5.00%, 12/01/17	39,118	42,177
2.80%, 03/01/18	591,490	613,201
3.74%, 05/01/18	1,389,437	1,499,367
3.84%, 05/01/18	420,000	455,009
4.51%, 06/01/19	1,000,000	1,111,484
3.42%, 10/01/20	296,622	314,316
3.63%, 12/01/20	197,818	212,151
3.76%, 12/01/20	1,285,646	1,388,184
9.50%, 05/01/22	2,112	2,438
2.60%, 07/01/22†	8,669	8,724
5.50%, 09/01/23	295,657	323,330
5.50%, 10/01/23	51,518	56,626
9.50%, 07/01/24	4,241	4,908
5.50%, 05/01/25	1,786,787	1,942,179
3.00%, 01/01/26 TBA	16,900,000	17,451,890
3.50%, 01/01/26 TBA	1,000,000	1,045,625
4.50%, 01/19/26 TBA	16,000,000	17,055,000
3.50%, 09/18/26 TBA	13,000,000	13,593,125
2.53%, 07/01/27†	23,138	23,531
2.35%, 08/01/27†	56,316	59,390
2.53%, 11/01/27†	39,126	40,130
6.50%, 01/14/28 TBA	1,000,000	1,112,656
5.50%, 04/01/29	199	218
2.76%, 02/01/30†	149,271	158,639
2.51%, 06/01/30†	19,552	19,708
8.00%, 10/01/30	37,843	45,732
2.63%, 12/01/30†	7,085	7,522
6.50%, 12/01/30	439,590	502,522
2.53%, 01/01/31†	7,800	8,006
4.50%, 04/01/31	273,802	292,834
2.45%, 05/01/31†	16,720	16,839
4.50%, 05/01/31	919,158	983,049
4.50%, 06/01/31	275,897	295,075
6.00%, 11/01/31	11,389	12,696
6.00%, 01/01/32	70,108	78,151
6.00%, 03/01/32	52,200	58,188
6.00%, 04/01/32	446,881	499,223
2.53%, 06/01/32†	9,256	9,428
2.60%, 08/01/32†	22,651	23,497
2.38%, 02/01/33†	3,071	3,114
5.50%, 02/01/33	95,072	103,929
2.60%, 05/01/33†	63,717	66,427
6.00%, 05/01/33	5,171	5,764
5.00%, 08/01/33	17,476	19,056
5.50%, 09/01/33	5,719	6,280
6.00%, 12/01/33	2,956	3,295
5.50%, 02/01/34	7,289	8,004
5.50%, 03/01/34	377,643	412,824
5.50%, 04/01/34	1,233	1,364
5.50%, 08/01/34	10,940	12,106
5.50%, 10/01/34	604	669
6.00%, 10/01/34	69,224	77,155
5.50%, 11/01/34	76,786	83,940
2.19%, 12/01/34†	351,599	363,804
5.50%, 12/01/34	71,468	78,483

	Par	Value
6.00%, 12/01/34	$1,061	$1,179
6.00%, 01/01/35	728,071	808,202
6.00%, 05/01/35	2,253,632	2,492,456
5.00%, 07/01/35	3,903,420	4,221,321
5.50%, 07/01/35	526	582
6.00%, 07/01/35	448,832	496,396
5.50%, 08/01/35	1,185	1,311
6.00%, 08/01/35	435	481
5.50%, 09/01/35	289,798	317,217
6.00%, 10/01/35	111,211	123,329
2.15%, 11/01/35†	149,858	155,886
2.16%, 11/01/35†	171,529	178,449
2.17%, 11/01/35†	138,613	143,902
2.17%, 11/01/35†	316,913	329,613
2.53%, 11/01/35†	19,815	20,330
6.00%, 11/01/35	1,065,341	1,185,051
5.50%, 12/01/35	5,407	5,983
6.00%, 12/01/35	24,277	26,933
6.00%, 02/01/36	15,351	17,031
6.00%, 03/01/36	21,144	23,457
5.50%, 04/01/36	279,405	300,720
6.00%, 04/01/36	21,899	24,295
3.99%, 05/01/36†	249,767	266,016
5.50%, 09/01/36	1,014,473	1,108,981
6.00%, 10/01/36	2,804	3,093
6.50%, 10/01/36	180,499	202,729
5.50%, 11/01/36	754,808	823,475
6.00%, 11/01/36	71,314	78,671
6.50%, 11/01/36	91,061	102,732
6.00%, 12/01/36	291	321
6.00%, 01/01/37	73,766	81,370
5.10%, 02/01/37†	928,635	982,673
5.50%, 02/01/37	927	1,018
5.50%, 03/01/37	38,710	42,268
5.50%, 04/01/37	1,390	1,526
6.00%, 04/01/37	10,942	12,061
5.50%, 05/01/37	1,762	1,935
6.00%, 05/01/37	37,572	41,413
5.50%, 06/01/37	679	746
6.00%, 06/01/37	415	458
6.00%, 07/01/37	4,526,960	5,022,207
5.50%, 08/01/37	473,113	517,189
6.50%, 10/01/37	299,138	335,368
6.00%, 11/01/37	5,200	5,732
2.53%, 12/01/37†	104,924	109,284
6.00%, 12/01/37	1,257	1,385
2.53%, 01/01/38†	48,480	50,449
6.00%, 01/01/38	7,636	8,416
5.50%, 02/01/38	806	885
6.00%, 02/01/38	30,141	33,212
4.50%, 03/01/38	43,765	46,609
5.50%, 03/01/38	2,206	2,423
6.00%, 03/01/38	3,883	4,283
4.50%, 04/01/38	1,365,925	1,454,682
6.00%, 04/01/38	1,528	1,684
5.50%, 05/01/38	576	632
6.00%, 05/01/38	30,516	33,748
5.50%, 06/01/38	2,766	3,037
5.50%, 07/01/38	326,323	358,355
5.50%, 08/01/38	449,671	493,809
5.50%, 09/01/38	1,351	1,478
6.50%, 10/01/38	94,441	105,660
6.00%, 11/01/38	376,349	414,820
5.50%, 12/01/38	497,051	543,361

See Notes to Financial Statements.
98

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.00%, 01/01/39 TBA	$5,500,000	$6,056,016
5.00%, 01/13/39 TBA	3,700,000	3,997,156
6.50%, 06/01/39	94,227	105,111
5.00%, 07/01/39	63,102	68,202
4.50%, 08/01/39	217,136	235,995
5.50%, 08/01/39	148,708	162,051
4.50%, 09/01/39	174,733	189,910
4.50%, 10/01/39	85,782	93,233
6.50%, 10/01/39	800,000	889,156
4.50%, 12/01/39	162,634	176,759
6.00%, 12/01/39	3,028,762	3,338,371
4.00%, 01/01/40 TBA	29,000,000	30,581,405
5.50%, 01/01/40 TBA	4,200,000	4,573,406
1.62%, 06/01/40†	80,408	82,190
6.50%, 06/01/40	1,317,860	1,468,848
4.00%, 09/01/40	1,089,738	1,145,785
1.62%, 10/01/40†	250,744	256,330
2.53%, 11/01/40†	45,121	47,185
4.00%, 11/01/40	1,415,692	1,488,503
4.00%, 12/01/40	1,331,969	1,400,474
4.50%, 12/01/40	886,221	943,807
3.50%, 01/01/41 TBA	8,600,000	8,844,562
4.00%, 01/01/41	1,734,170	1,823,361
4.00%, 01/13/41 TBA	23,000,000	24,160,782
5.00%, 02/01/41	588,881	636,841
4.00%, 04/01/41	4,907,286	5,159,733
5.00%, 04/01/41	240,041	259,440
5.00%, 05/01/41	507,205	548,196
5.00%, 06/01/41	73,530	79,472
4.50%, 07/01/41	338,302	360,285
4.50%, 08/01/41	221,797	236,209
4.50%, 09/01/41	978,034	1,041,586
4.00%, 10/01/41	3,970,229	4,175,665
4.50%, 10/01/41	336,044	357,880
5.00%, 10/01/41	3,403,526	3,686,033
4.00%, 11/01/41	2,792,578	2,940,977
4.50%, 11/01/41	998,532	1,063,416
4.00%, 01/01/42 TBA	5,200,000	5,462,438
4.50%, 01/01/42 TBA	4,650,000	4,947,891
3.50%, 01/12/42 TBA	31,000,000	31,881,562
Federal National Mortgage Association REMIC
13.20%, 08/25/21 IOΩ	130	2,819
5.64%, 10/25/21 IOΩ	192	3,716
0.89%, 05/25/30†	717,559	717,127
0.73%, 10/18/30†	35,325	35,418
0.01%, 07/25/33 IOΩ†@	146,856	511
0.01%, 04/25/34 IOΩ†@	253,526	3,679
0.01%, 06/25/34 IOΩ†@	363,139	1,223
11.06%, 10/25/40 IOΩ†	668,550	94,570
9.09%, 12/25/40 IOΩ†	550,900	71,098
5.50%, 07/25/41	818,502	957,703
12.35%, 07/25/41 IOΩ†	874,316	112,283
0.84%, 09/25/41†	6,969,692	6,941,844
6.68%, 10/25/41 IOΩ†	1,817,185	316,368
FFCA Secured Lending Corporation
8.00%, 09/18/27 144AΩ†@	741,327	31,709
FHLMC Multifamily Structured Pass Through Certificates
6.94%, 02/25/18 IOΩ†	5,517,682	416,228
2.70%, 05/25/18 IO	800,000	826,236
6.36%, 08/25/18 IOΩ†	760,000	79,179

	Par	Value
6.39%, 08/25/18 IOΩ†	$1,974,277	$208,379
6.09%, 01/25/20 IOΩ†	3,891,919	243,715
13.67%, 04/25/20 IOΩ†	1,112,630	78,583
6.17%, 06/25/20 IOΩ†	1,176,770	116,442
6.58%, 08/25/20 IOΩ†	1,295,531	111,730
8.00%, 04/25/21 IOΩ†	867,221	72,473
6.24%, 10/25/21 IOΩ†	913,000	99,355
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51 STEP	3,500,000	3,911,945
FHLMC Structured Pass-Through Securities
1.62%, 07/25/44†	1,703,096	1,731,570
First Horizon Alternative Mortgage Securities
2.32%, 06/25/34†	813,332	681,093
GMAC Mortgage Corporation Loan Trust
3.10%, 06/25/34†	300,118	277,557
Government National Mortgage Association
3.95%, 07/15/25	186,528	204,279
7.00%, 10/15/25	53,752	62,169
7.00%, 01/15/26	11,697	13,565
7.00%, 07/15/27	102,491	118,574
7.00%, 12/15/27	1,418	1,649
7.00%, 01/15/28	17,010	19,819
7.00%, 03/15/28	131,156	152,073
7.00%, 07/15/28	18,662	21,744
7.50%, 07/15/28	14,101	14,644
6.50%, 08/15/28	11,632	13,486
7.00%, 08/15/28	29,759	34,673
7.50%, 08/15/28	11,546	13,737
6.50%, 09/15/28	45,961	53,285
7.00%, 10/15/28	41,979	48,911
7.50%, 03/15/29	35,078	40,971
7.50%, 11/15/29	22,790	23,984
2.13%, 11/20/29†	58,352	60,153
8.50%, 08/15/30	2,272	2,782
8.50%, 11/20/30	16,707	20,451
6.50%, 08/15/31	97,555	111,148
7.50%, 08/15/31	19,389	22,725
6.50%, 10/15/31	174,419	199,532
6.00%, 11/15/31	499,120	565,690
6.50%, 11/15/31	216,842	247,058
6.00%, 12/15/31	116,394	131,918
6.00%, 01/15/32	174,608	198,730
6.00%, 02/15/32	272,802	309,187
6.50%, 02/15/32	319,185	368,084
6.00%, 04/15/32	145,663	165,773
7.50%, 04/15/32	80,183	84,170
6.50%, 06/15/32	167,807	191,190
6.50%, 07/15/32	3,790	4,318
6.50%, 08/15/32	321,170	365,923
6.50%, 09/15/32	325,744	371,135
6.00%, 10/15/32	270,640	306,736
6.00%, 11/15/32	234,579	266,144
6.00%, 12/15/32	108,687	123,183
6.50%, 12/15/32	23,949	27,286
15.93%, 12/20/32 IOΩ†	273,169	37,736
6.00%, 01/15/33	119,038	134,914
6.00%, 02/15/33	97,782	110,824
6.50%, 03/15/33	44,535	50,741
6.50%, 04/15/33	711,762	810,942

See Notes to Financial Statements. 99

	Par	Value
6.00%, 05/15/33	$520,731	$590,183
6.00%, 06/15/33	68,441	77,569
6.00%, 10/15/33	345,496	391,577
6.50%, 10/15/33	189,438	215,835
6.00%, 12/15/33	393,405	445,875
15.82%, 07/20/34 IOΩ†	225,689	31,746
6.50%, 08/15/34	627,769	727,778
8.59%, 02/20/35 IOΩ†	197,547	36,367
9.36%, 02/20/35 IOΩ†	251,240	45,032
9.54%, 07/20/35 IOΩ†	466,464	76,302
8.00%, 08/20/35 IOΩ†	599,941	81,157
10.17%, 11/16/35 IOΩ†	584,892	102,704
1.00%, 02/16/36 IOΩ†	1,181,331	157,402
10.02%, 08/16/36 IOΩ†	615,817	117,862
0.94%, 12/16/36 IOΩ†	370,810	58,765
0.59%, 03/20/37†	2,025,916	2,023,690
11.62%, 05/16/37 IOΩ†	549,090	71,240
0.59%, 05/20/37†	869,343	868,386
14.09%, 05/20/37 IOΩ†	824,231	118,834
9.19%, 11/16/37 IOΩ†	386,672	61,483
1.74%, 02/20/38 IOΩ†	273,386	37,950
1.00%, 10/20/38 IOΩ†	468,345	74,111
4.65%, 11/20/38 IOΩ†	446,298	68,508
5.09%, 11/20/38 IOΩ†	100,000	13,340
6.00%, 01/01/39 TBA	200,000	225,875
6.56%, 03/20/39 IOΩ†	250,972	37,612
14.58%, 04/16/39 IOΩ†	157,098	21,920
19.28%, 04/16/39 IOΩ†	243,044	28,276
22.98%, 08/20/39 IOΩ†	768,998	98,243
6.52%, 10/20/39 IOΩ†	1,291,043	197,053
4.00%, 01/01/40 TBA	3,000,000	3,217,969
5.00%, 01/01/40 TBA	200,000	221,125
12.89%, 01/20/40 IOΩ†	303,367	44,448
8.06%, 02/16/40 IOΩ†	282,861	50,569
4.50%, 03/15/40	597,175	651,424
4.72%, 06/20/40 IOΩ†	892,766	150,698
16.20%, 07/16/40 IOΩ†	748,263	105,812
5.00%, 07/20/40	84,043	93,030
8.73%, 07/20/40 IOΩ†	446,314	65,210
5.00%, 08/20/40	1,193,870	1,321,539
5.00%, 09/20/40	330,630	365,986
6.00%, 10/20/40	174,138	197,516
4.00%, 01/01/41 TBA	2,700,000	2,896,172
4.50%, 01/01/41 TBA	300,000	326,719
5.50%, 01/01/41 TBA	800,000	896,875
6.00%, 01/20/41	174,321	197,723
8.07%, 02/20/41 IOΩ†	277,682	50,450
11.72%, 03/16/41 IOΩ†	177,065	24,606
11.50%, 10/16/41 IOΩ†	481,748	83,215
4.50%, 01/01/42 TBA	6,100,000	6,646,140
0.65%, 12/20/60†	520,672	510,519
0.75%, 03/20/61†	391,478	387,704
0.77%, 03/20/61†	588,285	584,008
Granite Mortgages PLC
1.96%, 01/20/44(E)†	264,656	328,640
1.39%, 06/20/44(U)†	50,932	75,296
Greenpoint Mortgage Funding Trust
0.47%, 01/25/37†	1,135,372	530,741
GS Mortgage Securities Corporation II
4.68%, 07/10/39	191,143	193,674
GS Mortgage Securities Trust
8.00%, 08/12/44	1,307,203	119,731

	Par	Value
GSMPS Mortgage Loan Trust
0.52%, 02/25/35 144A†	$168,636	$144,072
0.64%, 09/25/35 144A†	1,809,873	1,412,870
GSR Mortgage Loan Trust
2.71%, 09/25/35†	672,649	585,296
Impac CMB Trust
1.01%, 10/25/34†@	100,006	59,190
0.55%, 11/25/35†	975,488	483,362
Indymac ARM Trust
1.72%, 01/25/32†	14,717	11,649
Indymac INDA Mortgage Loan Trust
5.74%, 11/25/37†	445,668	319,235
Indymac Index Mortgage Loan Trust
0.59%, 07/25/35†	1,795,967	1,005,637
0.51%, 04/25/46†	740,877	334,270
0.48%, 09/25/46†	1,276,769	658,550
JP Morgan Alternative Loan Trust
0.55%, 01/25/36†	562,288	355,510
JP Morgan Chase Commercial Mortgage Securities Corporation
4.90%, 09/12/37	700,000	763,574
5.34%, 05/15/47	155,000	164,378
JP Morgan Mortgage Trust
5.02%, 02/25/35†	421,502	408,850
2.78%, 07/25/35†	380,275	332,903
2.79%, 07/25/35†	360,562	282,383
2.81%, 07/25/35†	398,294	355,505
LB-UBS Commercial Mortgage Trust
4.66%, 07/15/30	388,105	393,908
4.95%, 09/15/30	400,000	436,657
8.00%, 06/15/36 144AΩ†@	703,821	621
5.42%, 02/15/40	29,000	31,599
Luminent Mortgage Trust
0.46%, 12/25/36†	2,986,568	1,643,221
0.49%, 02/25/46†	887,710	421,637
MASTR Adjustable Rate Mortgages Trust
2.46%, 05/25/34†	267,972	216,506
2.57%, 11/25/35 144A†	1,027,840	529,435
0.49%, 05/25/47†	2,768,531	1,346,622
MASTR Reperforming Loan Trust
7.00%, 08/25/34 144A	646,735	661,743
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.16%, 08/12/49†	150,000	162,793
MLCC Mortgage Investors, Inc.
0.90%, 11/25/29†	382,523	345,406
Nomura Asset Acceptance Corporation
6.50%, 03/25/34 144A	109,888	111,241
6.50%, 10/25/34 144A†	111,822	112,564
Permanent Master Issuer PLC
1.97%, 07/15/42 144A†	1,000,000	995,982
Prime Mortgage Trust
5.50%, 05/25/35 144A	5,047,125	4,481,956
6.00%, 05/25/35 144A	3,417,602	3,030,772
Sequoia Mortgage Trust
0.75%, 07/20/33†	224,760	176,434

See Notes to Financial Statements.
100

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Structured Adjustable Rate Mortgage Loan Trust
0.63%, 08/25/35†	$429,384	$313,601
Structured Asset Mortgage Investments, Inc.
0.54%, 07/19/35†	202,192	123,498
Structured Asset Securities Corporation
0.64%, 06/25/35 144A†	222,856	166,496
Wachovia Bank Commercial Mortgage Trust
5.31%, 11/15/48	105,000	115,059
Washington Mutual Mortgage Pass-Through Certificates
2.58%, 02/25/33†	15,913	12,927
2.56%, 12/25/36†	581,057	373,142
5.06%, 02/25/37†	872,098	542,179
5.45%, 02/25/37†	592,099	393,906
1.62%, 06/25/42†	33,279	24,221
0.58%, 07/25/45†	357,877	261,299
0.61%, 07/25/45†	651,372	477,132
0.58%, 10/25/45†	1,308,539	938,853
0.98%, 04/25/47†	1,340,218	843,664
Wells Fargo Alternative Loan Trust
5.98%, 12/28/37†	1,666,400	1,012,952
Wells Fargo Mortgage-Backed Securities Trust
2.74%, 08/25/33†	495,059	493,157
WF-RBS Commercial Mortgage Trust
6.61%, 02/15/44 144AΩ†	1,584,052	87,116
4.38%, 03/15/44 144A	150,000	159,720
4.90%, 06/15/44 144A†	220,000	245,022
3.67%, 11/15/44	116,000	118,170

Total Mortgage-Backed Securities (Cost $408,543,878)		400,207,448

MUNICIPAL BONDS — 2.4%
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	281,997
Birmingham Commercial Development Authority, Civic Center Improvements Project, Revenue Bond, Series A
5.50%, 04/01/41	30,000	32,123
Chicago O’Hare International Airport, Revenue Bond, Series A
5.63%, 01/01/35	40,000	43,730
Chicago O’Hare International Airport, Revenue Bond, Series C
5.50%, 01/01/31	80,000	87,845
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	1,800,000	2,102,562
Clark County Nevada, Las-Vegas-McCarran International Airport, Revenue Bond, Series A (AGM Insured)
5.25%, 07/01/39	50,000	52,050

	Par	Value
Department of Airports of the City of Los Angeles, California, Revenue Bond, Series A
5.00%, 05/15/35	$70,000	$74,571
5.25%, 05/15/39	50,000	54,015
Illinois Finance Authority, Revenue Bond, Series B
5.75%, 07/01/33	1,800,000	2,036,610
Los Angeles Department of Water & Power, Revenue Bond
6.57%, 07/01/45	200,000	254,108
Metropolitan Atlanta Rapid Transit Authority, Revenue Bond, Series A-3
5.00%, 07/01/39	50,000	53,274
Municipal Electric Authority of Georgia, Revenue Bond, Series B
6.64%, 04/01/57	230,000	239,301
6.66%, 04/01/57	130,000	133,765
New York Liberty Development Corporation, Goldman Sachs Headquarters, Revenue Bond, Series 2005
5.25%, 10/01/35	100,000	103,302
Pennsylvania Higher Education Assistance Agency, Student Loan, Revenue Bond, Sub-Series HH-10
2.20%, 05/01/46†	2,200,000	2,033,944
San Mateo County Community College District, Election 2005, General Obligation, Series B
5.00%, 09/01/38	20,000	20,738
Santa Clara Valley Transportation Authority, Revenue Bond
5.88%, 04/01/32	310,000	364,247
South Carolina Transportation Infrastructure Bank, Revenue Bond, Series A (AMBAC Insured)
5.00%, 10/01/23	2,700,000	2,704,509
State of California, General Obligation
7.95%, 03/01/36	165,000	186,744
7.55%, 04/01/39	85,000	104,016
7.30%, 10/01/39	360,000	426,035
State of Illinois, General Obligation
3.32%, 01/01/13	6,500,000	6,615,765
4.42%, 01/01/15	1,400,000	1,453,214
5.67%, 03/01/18	300,000	319,584
5.88%, 03/01/19	310,000	334,078
7.35%, 07/01/35	375,000	414,045

Total Municipal Bonds (Cost $19,306,278)		20,526,172

See Notes to Financial Statements. 101

	Notional Amount	Value
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
30-Year Federal National Mortgage Association, Strike Price $100.00, Expires 02/09/12 (CITI)	$16,000,000	$—
30-Year Federal National Mortgage Association, Strike Price $87.00, Expires 03/05/12 (CS)	20,000,000	—
30-Year Federal National Mortgage Association, Strike Price $88.00, Expires 03/05/12 (CS)	16,000,000	—

Total Purchased Options (Cost $6,094)		—

	Par
U.S. TREASURY OBLIGATIONS — 16.2%
U.S. Treasury Bill
0.04%, 03/29/12Δ‡‡	$2,700,000	2,699,886

U.S. Treasury Bonds
7.50%, 11/15/24Δ	800,000	1,276,875
6.63%, 02/15/27	100,000	153,891
6.13%, 11/15/27	200,000	297,281
4.38%, 02/15/38Δ	400,000	517,188
4.38%, 11/15/39	7,940,000	10,309,598
4.38%, 05/15/40Δ	1,490,000	1,935,836
3.88%, 08/15/40Δ	2,400,000	2,877,374
4.25%, 11/15/40Δ	100,000	127,547
4.75%, 02/15/41Δ	5,670,000	7,814,853
4.38%, 05/15/41	6,490,000	8,457,281
3.75%, 08/15/41Δ	2,900,000	3,411,125
3.13%, 11/15/41Δ	1,300,000	1,362,157

		38,541,006

U.S. Treasury Inflationary Index Bonds
2.00%, 04/15/12	1,740,000	1,951,479
3.00%, 07/15/12	800,000	1,029,844
1.88%, 07/15/13	100,000	129,008
1.13%, 01/15/21‡‡	4,700,000	5,430,616
2.38%, 01/15/25‡‡	850,000	1,299,570
2.38%, 01/15/27‡‡	1,480,000	2,148,403
3.88%, 04/15/29‡‡	808,000	1,737,442
2.13%, 02/15/41	2,150,000	3,008,509

		16,734,871

U.S. Treasury Notes
1.38%, 02/15/13	70,000	70,943
0.50%, 05/31/13	40,000	40,175
0.38%, 07/31/13‡‡	9,300,000	9,323,613
0.13%, 08/31/13	140,000	139,776
0.25%, 11/30/13Δ	8,800,000	8,802,411
1.88%, 02/28/14	370,000	382,661
0.38%, 11/15/14Δ	6,000,000	6,004,686
0.25%, 12/15/14Δ	3,600,000	3,588,750
1.50%, 06/30/16	410,000	424,062
1.00%, 08/31/16Δ	1,770,000	1,789,636
1.00%, 09/30/16	400,000	404,188
1.00%, 10/31/16Δ	500,000	504,922
0.88%, 11/30/16Δ	500,000	501,602
2.88%, 03/31/18Δ	1,000,000	1,104,531
2.25%, 07/31/18	4,100,000	4,361,375

	Par	Value
1.75%, 10/31/18	$2,070,000	$2,130,806
1.38%, 11/30/18	3,730,000	3,743,406
2.63%, 08/15/20	5,500,000	5,932,696
2.63%, 11/15/20	1,500,000	1,615,078
3.13%, 05/15/21Δ	13,220,000	14,763,025
2.13%, 08/15/21Δ	7,100,000	7,283,045
2.00%, 11/15/21Δ	8,900,000	9,002,911

		81,914,298

Total U.S. Treasury Obligations (Cost $129,635,956)		139,890,061

	Shares
PREFERRED STOCK — 0.3%
Wells Fargo & Co.* (Cost $1,420,633)	2,400	2,529,600

	Par
REPURCHASE AGREEMENTS — 13.3%
J.P. Morgan Securities LLC
0.07% (dated 12/30/11, due 01/03/12, repurchase price $6,000,047, collateralized by Federal National Mortgage Association, 0.950%, due 10/27/14, total market value $6,118,084)	$6,000,000	6,000,000
Morgan Stanley & Co., Inc.
0.07% (dated 12/30/11, due 01/03/12, repurchase price $48,610,378, collateralized by Federal Home Loan Bank, 0.300%, due 05/16/2013, total market value $49,607,768)	48,610,000	48,610,000
0.07% (dated 12/30/11, due 01/03/12, repurchase price $2,590,020, collateralized by Federal Home Loan Bank, 0.310%, due 05/16/2013, total market value $2,639,176)	2,590,000	2,590,000
0.11% (dated 01/03/2012, due 01/04/2012, repurchase price $49,059,979, collateralized by Federal Home Loan Bank, 0.310%, due 05/16/2013, total market value $49,984,402)	49,059,829	49,059,829
0.11% (dated 01/03/2012, due 01/04/2012, repurchase price $8,340,196, collateralized by Federal Home Loan Bank, 0.310%, due 05/16/2013, total market value $8,497,348)	8,340,171	8,340,171

Total Repurchase Agreements (Cost $114,600,000)		114,600,000

See Notes to Financial Statements.
102

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 17.4%
GuideStone Money Market Fund (GS4 Class)¥	38,777,740	$38,777,740
Northern Institutional Liquid Assets Portfolio§	111,295,148	111,295,148

Total Money Market Funds (Cost $150,072,888)		150,072,888

TOTAL INVESTMENTS — 145.5% (Cost $1,260,502,928)		1,257,421,480

	Notional Amount
WRITTEN OPTIONS — 0.0%
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (BAR)	$(300,000)	—
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (CS)	(100,000)	—
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (DEUT)	(500,000)	—
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (MSCS)	(5,600,000)	(1)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (CITI)	(900,000)	(364)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (UBS)	(400,000)	(162)

Total Written Options (Premiums received $(48,601))		(527)

	Par
TBA SALE COMMITMENTS — (2.0)%
Federal Home Loan Mortgage Corporation
5.50%, 01/01/39 TBA	$(3,000,000)	(3,255,000)
Federal National Mortgage Association
5.00%, 02/12/38 TBA	(3,000,000)	(3,234,375)
4.50%, 01/01/40 TBA	(2,000,000)	(2,128,125)
5.00%, 01/01/40 TBA	(4,000,000)	(4,321,250)
4.00%, 01/01/41 TBA	(4,000,000)	(4,201,875)

Total TBA Sale Commitments (Cost $(17,081,016))		(17,140,625)

Liabilities in Excess of Other Assets — (43.5)%		(376,038,674)

NET ASSETS — 100.0%		$864,241,654

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	46.3
Corporate Bonds	22.3
Foreign Bonds	18.8
Money Market Funds	17.4
U.S. Treasury Obligations	16.2
Repurchase Agreements	13.3
Agency Obligations	5.0
Asset-Backed Securities	3.5
Municipal Bonds	2.4
Preferred Stock	0.3
Swap Agreements	0.2
Purchased Options	— **
Written Options	— **
TBA Sale Commitments	(2.0)
Futures Contracts	(2.2)
Forward Foreign Currency Contracts	(4.9)

136.6

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2011:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ Received	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
Target Corporation, 5.88% due 03/01/12	(0.11)%	06/20/12	MSCS	USD	$1,200,000	$15	$—	$15
CitiFinancial, 6.63% due 06/01/15	(0.15)%	06/20/15	BAR	USD	300,000	23,353	—	23,353
Nabors Industries, 5.375% due 05/15/12	(1.00)%	03/20/19	BNP	USD	3,900,000	293,305	9,683	283,622
Credit Suisse, Inc., 6.50%, due 01/15/12	(1.00)%	09/20/20	GSC	USD	300,000	(1,269)	6,743	(8,012)

					$5,700,000	$315,404	$16,426	$298,978

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
General Electric Capital Corporation, 5.625% due 09/15/17	1.82%	1.00%	09/20/13	UBS	USD	$900,000	$(13,155)	$(22,539)	$9,384
Federated Republic of Brazil, 12.25% due 03/06/30	1.63%	(1.04)%	05/20/17	DEUT	USD	1,000,000	(27,385)	—	(27,385)
GMAC LLC, 6.88% due 08/28/12	6.62%	(3.53)%	09/20/17	DEUT	USD	4,100,000	(502,315)	—	(502,315)

						$6,000,000	$(542,855)	$(22,539)	$(520,316)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX HY-8 Index	1.60%	06/20/12	MLCS	USD	$1,200,000	$(6,081)	$—	$(6,081)
Dow Jones CDX IG16 Index	1.00%	06/20/14	BOA	USD	5,200,000	(8,406)	(50,884)	42,478
Dow Jones CDX IG16 Index	1.00%	06/20/14	JPM	USD	5,600,000	(12,745)	(56,905)	44,160
Dow Jones CDX IG16 Index	1.00%	06/20/14	DEUT	USD	4,100,000	(9,331)	(43,078)	33,747
Dow Jones CDX IG16 Index	1.00%	06/20/14	JPM	USD	5,300,000	(12,062)	(57,631)	45,569
Dow Jones CDX IG14 Index	(1.00)%	06/20/15	UBS	USD	3,900,000	5,393	3,932	1,461
Dow Jones CDX HY15 Index	5.00%	12/20/15	CITI	USD	2,156,000	68,013	(62,285)	130,298
Dow Jones CDX IG16 Index	(1.00)%	12/20/15	CS	USD	1,200,000	5,090	7,751	(2,661)
Dow Jones CDX IG16 Index	(1.00)%	06/20/16	CS	USD	4,000,000	27,631	61,527	(33,896)
Dow Jones CDX.NA.NY 17 Index	(5.00)%	12/20/16	CITI	USD	2,325,000	159,523	183,981	(24,458)
Dow Jones CDX.NA.NY 17 Index	(5.00)%	12/20/16	JPM	USD	775,000	53,174	65,139	(11,965)
Dow Jones CDX.NA.NY 17 Index	(5.00)%	12/20/16	DEUT	USD	1,525,000	104,633	132,825	(28,192)
Dow Jones CDX.NA.NY 17 Index	(5.00)%	12/20/16	DEUT	USD	300,000	20,584	27,227	6,643)
Dow Jones CDX.NA.NY 17 Index	(1.00)%	12/20/16	DEUT	USD	8,000,000	70,460	119,752	(49,292)

See Notes to Financial Statements.
104

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX IG9 Index	(0.80)%	12/20/17	BAR	USD	$7,163,200	$267,470	$305,751	$(38,281)
Dow Jones CDX IG10 Index	(1.50)%	06/20/18	CS	USD	7,356,800	(723)	63,728	(64,451)

					$60,101,000	$732,623	$700,830	$31,793

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
Dow Jones CDX IG16 Index	0.97%	1.00%	06/20/16	BOA	USD	$5,200,000	$(39,369)	$10,568	$(49,937)
Dow Jones CDX IG16 Index	0.94%	1.00%	06/20/16	DEUT	USD	2,125,000	(14,687)	7,796	(22,483)
Dow Jones CDX IG16 Index	0.94%	1.00%	06/20/16	JPM	USD	4,825,000	(33,348)	18,108	(51,456)

						$12,150,000	$(87,404)	$36,472	$(123,876)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
MXN-TIIE-Banxico	6.50%	03/05/13	MSCS	MXN	$15,600,000	$15,817	$(611)	$16,428
3-Month LIBOR	0.50%	09/30/13	DEUT	USD	9,200,000	(20,821)	(7,849)	(12,972)
6-Month LIBOR	(0.50)%	09/30/13	DEUT	USD	9,200,000	34,481	38,490	(4,009)
Brazil CETIP Interbank Deposit	10.65%	01/02/14	MSCS	BRL	12,300,000	12,754	20,978	(8,224)
Brazil CETIP Interbank Deposit	10.53%	01/02/14	HSBC	BRL	5,000,000	2,673	7,308	(4,635)
Brazil CETIP Interbank Deposit	10.38%	01/02/14	UBS	BRL	1,200,000	53	3,365	(3,312)
Brazil CETIP Interbank Deposit	10.77%	01/02/14	UBS	BRL	6,500,000	18,509	19,393	(884)
Brazil CETIP Interbank Deposit	11.99%	01/02/14	BAR	BRL	1,700,000	34,679	285	34,394
Brazil CETIP Interbank Deposit	11.94%	01/02/14	HSBC	BRL	14,400,000	232,547	36,983	195,564
Brazil CETIP Interbank Deposit	12.56%	01/02/14	HSBC	BRL	5,800,000	111,395	7,604	103,791
Brazil CETIP Interbank Deposit	12.51%	01/02/14	BAR	BRL	6,100,000	114,420	5,116	109,304
Brazil CETIP Interbank Deposit	12.12%	01/02/14	HSBC	BRL	15,600,000	355,324	18,054	337,270
6-Month EURIBOR	2.00%	03/21/17	MSCS	EUR	5,600,000	85,666	(33,028)	118,694
6-Month EURIBOR	2.00%	03/21/17	BAR	EUR	5,600,000	113,976	(35,994)	149,970

See Notes to Financial Statements. 105

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month LIBOR	(1.75)%	06/20/17	JPM	USD	$1,000,000	$(16,826)	$(14,276)	$(2,550)
6-Month BBR BBSW Index	5.50%	12/15/17	BAR	AUD	2,200,000	131,503	(8,996)	140,499
6-Month BBR BBSW Index	5.50%	12/15/17	DEUT	AUD	1,300,000	78,002	(4,749)	82,751
6-Month LIBOR	(2.00)%	06/20/19	JPM	USD	5,400,000	(73,493)	(50,754)	(22,739)
3-Month LIBOR	2.56%	10/20/20	DEUT	USD	2,800,000	165,274	—	165,274
3-Month LIBOR	(2.50)%	06/20/22	DEUT	USD	1,700,000	(53,364)	(24,902)	(28,462)
3-Month LIBOR	(2.50)%	06/20/22	DEUT	USD	1,100,000	(34,530)	(16,082)	(18,448)
6-Month LIBOR	(2.50)%	06/20/22	DEUT	USD	3,800,000	(119,286)	(63,765)	(55,521)
6-Month LIBOR	2.50%	06/20/22	JPM	USD	1,200,000	37,669	36,325	1,344
6-Month LIBOR	2.75%	06/20/22	JPM	USD	1,200,000	37,669	36,153	1,516
6-Month LIBOR	2.75%	06/20/27	JPM	USD	800,000	28,317	14,323	13,994
6-Month LIBOR	(2.75)%	06/20/42	JPM	USD	600,000	(12,665)	(5,446)	(7,219)

					$136,900,000	$1,279,743	$(22,075)	$1,301,818

Total Swap agreements outstanding at December 31, 2011						$1,697,511	$709,114	$988,397

Please see abbreviation and footnote definitions beginning on page 200.

See Notes to Financial Statements.
106

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$43,257,469	$—	$43,257,469	$—
Asset-Backed Securities	30,350,612	—	30,166,620	183,992
Corporate Bonds	193,109,207	—	191,864,993	1,244,214
Foreign Bonds	162,878,023	—	162,878,009	14
Money Market Funds	150,072,888	150,072,888	—	—
Mortgage-Backed Securities	400,207,448	—	400,091,140	116,308
Municipal Bonds	20,526,172	—	20,526,172	—
Preferred Stock	2,529,600	2,529,600	—	—
Purchased Options	—	—	—	—
Repurchase Agreements	114,600,000	—	114,600,000	—
U.S. Treasury Obligations	139,890,061	—	139,890,061	—

Total Assets — Investments in Securities	$1,257,421,480	$152,602,488	$1,103,274,464	$1,544,528

Other Financial Instruments***
Futures Contracts	$158,300	$158,300	$—	$—
Swap Agreements	1,697,511	—	1,697,511	—

Total Assets — Other Financial Instruments	$1,855,811	$158,300	$1,697,511	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(17,140,625)	$—	$(17,140,625)	$—
Written Options	(527)	—	(527)	—

Total Liabilities — Investments in Securities	$(17,141,152)	$—	$(17,141,152)	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(539,494)	$—	$(539,494)	$—

Total Liabilities — Other Financial Instruments	$(539,494)	$—	$(539,494)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

See Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset- Backed Securities	Common Stocks	Corporate Bonds	Foreign Bonds	Mortgage- Backed Securities

Balance, 12/31/10	$369,013	$—	$369,013	$—	$—	$—
Accrued discounts/premiums	—	—	—	—	—	—
Realized gain (loss)(1)	(540,758)	—	(540,758)	—	—	—
Change in unrealized appreciation (depreciation)(2)	446,039	—	446,036	—	—	3
Purchases	—	—	—	—	—	—
Sales	(274,291)	—	(173,138)	—	—	(101,153)
Transfers in and/or out of Level 3(3)(4)	1,544,525	183,992	(101,153)	1,244,214	14	217,458

Balance, 12/31/11	$1,544,528	$183,992	$—	$1,244,214	$14	$116,308

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.
(3)

The Fund had securities valued at $1,580,983 as of December 31, 2010 that were transferred from Level 2 to Level 3 of the fair value hierarchy. The securities that transferred from Level 2 to Level 3 during the year ended December 31, 2011 did so as a result of the inability of the Fund to obtain a price which was determined using observable inputs. The value of the securities as of December 31, 2011 is $1,544,525.

(4)	Transfers in and/or out of Level 3 of $101,153 between Common Stocks and Mortgage-Backed Securities reflect the re-classification of a balance from December 31, 2010.

See Notes to Financial Statements.
108

Extended-Duration Bond Fund

The year of 2011 was turbulent and was impacted by numerous macro-economic and political events that pushed and pulled on the capital markets. Although corporate fundamentals were improving, the potential outcome of such macro events were difficult to accurately predict, which fueled investors’ fears, led to extreme uncertainty and capital market volatility. The bond market benefited from this economic uncertainty and overall risk aversion. During 2011, the broad domestic bond market, as measured by the Barclay’s Capital U.S. Aggregate Bond Index, posted an annual return of 7.84%, compared to the U.S. stock market which generated a return of 2.11%, as measured by the S&P 500® Index. Despite the macro-economic headwinds, all major bond market sectors posted positive returns for the year, led by the U.S. Treasury sector. Throughout the year, U.S. Treasury yields fell, from their already low levels, in response to the Federal Reserve maintaining its commitment to a near zero federal funds rate for the foreseeable future and the implementation of “Operation Twist.” Treasuries also benefitted from high demand, as global investors often sought the “safe haven” assets when implementing “risk-off” trades. As a sector, U.S. Treasuries posted an annual return of 9.81%, with longer-dated Treasuries posting the highest returns in the bond market. The year ended at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.88% and the 30-year U.S. Treasury bond at 2.89%. Non-U.S. Treasury, “spread sectors”, also performed well in this risk aversion environment. The investment grade corporate bond sector and mortgage-backed securities sector posted annual returns of 8.15% and 6.23%, respectively. Overall, higher-quality bonds generally outpaced lower-quality bonds while longer-maturity bonds typically outperformed shorter-maturity bonds. Within the longer-maturity space, long-term credit bonds posted an annual return of 17.13%, as measured by the Barclays Capital U.S. Long-Term Credit Index, compared to long-term government bonds which generated an annual return of 29.15%, as measured by the Barclays Capital U.S. Long-Term Government Index, for the one-year period ended December 31, 2011. Other sectors posted varied returns based on risk and correlations to the equity markets. High yield bonds (below investment grade corporate bonds), considered higher risk and more correlated to the equity market, posted an annual return of 4.98% while emerging market bonds generated an annual return 8.47%. U.S. Treasury inflation protected securities (“TIPS”) benefited from strong demand and inflationary concerns, posting an annual return of 13.56% as measured by the Barclays Capital U.S. TIPS Index.

The Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally greater than or equal to seven years. The GS4 Class of the Fund underperformed its composite benchmark index, 50% Barclays Capital U.S. Long-Term Government Index and 50% Barclays Capital U.S. Long-Term Credit Index, for the one-year period ended December 31, 2011 (13.14% versus 23.22%). The Fund’s benchmark-relative performance was negatively impacted by the Fund’s significant underweight to the U.S. Treasury sector. Throughout the year, the Fund underweighted lower yielding U.S. Treasury securities in favor of higher yielding corporate bonds, non-U.S. bonds and high yield bonds. These sectors, which traded at a yield premium to U.S. Treasuries, appeared attractive on a valuation basis. A by-product of underweighting U.S. Treasuries was the Fund’s higher-than-benchmark yield, which provided incremental interest income. The Fund’s relative performance was also negatively impacted by maintaining a duration position somewhat shorter than its composite benchmarks during a period when longer-duration bonds outperformed. During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who are seeking higher returns without investing in stocks, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 118 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Extended-Duration Bond Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	13.33%	13.14%	23.22%
Five Year	9.69%	9.51%	9.85%
Ten Year	8.87%	8.69%	8.64%
Since Inception	8.79%	8.65%	8.40%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.53%	0.77%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of 50% Barclays Capital U.S. Long-Term Government Bond Index and 50% Barclays Capital U.S. Long-Term Credit Bond Index.

The Barclays Capital U.S. Long-Term Government Bond Index is composed of all bonds covered by the Barclays Capital U.S. Government Bond Index with maturities of 10 years or greater.

The Barclays Capital U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays Capital U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Par	Value
CORPORATE BONDS — 58.0%
Aflac, Inc.
6.90%, 12/17/39	$2,669,000	$2,977,280
6.45%, 08/15/40Δ	5,705,000	6,062,510
Alcoa, Inc.
5.87%, 02/23/22Δ	10,000	10,092
6.75%, 01/15/28Δ	235,000	242,234
5.95%, 02/01/37Δ	5,326,000	5,067,199
Ally Financial, Inc.
8.00%, 11/01/31	199,000	193,030
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	566,719	624,867
American Express Co.
8.15%, 03/19/38	3,752,000	5,585,561
American International Group, Inc.
5.45%, 05/18/17	30,000	28,735
Andarko Petroleum Corporation
7.15%, 05/15/28	250,000	290,000
AT&T Corporation
6.50%, 03/15/29	125,000	149,858
6.50%, 09/01/37	8,530,000	10,657,263
Bank of America Corporation
5.49%, 03/15/19Δ	300,000	258,943
7.63%, 06/01/19	970,000	1,004,604
5.00%, 05/13/21Δ	140,000	127,749
6.50%, 09/15/37Δ	100,000	82,123
Bank of America NA
6.00%, 10/15/36	8,152,000	6,800,129
Barrick North America Finance LLC
5.70%, 05/30/41	1,634,000	1,943,194
Bell South Tele-communications, Inc.
7.00%, 12/01/95	1,000,000	1,261,002
Bruce Mansfield Unit
6.85%, 06/01/34	1,216,973	1,326,244
California Institute of Technology
4.70%, 11/01/11	2,880,000	2,990,391
Camden Property Trust
5.70%, 05/15/17Δ	25,000	27,406
CenturyLink, Inc.
6.45%, 06/15/21	260,000	260,935
6.88%, 01/15/28Δ	65,000	60,735
7.60%, 09/15/39	755,000	742,965
Chesapeake Energy Corporation
2.50%, 05/15/37	100,000	89,625
2.25%, 12/15/38	50,000	41,500
CIT Group, Inc.
7.00%, 05/01/15	153,940	154,440
7.00%, 05/01/17	359,197	359,646
Citigroup, Inc.
6.88%, 06/01/25	2,441,000	2,578,409
5.88%, 05/29/37Δ	1,141,000	1,143,322
8.13%, 07/15/39	4,174,000	5,126,173
Comcast Corporation
5.65%, 06/15/35	660,000	731,577
6.50%, 11/15/35Δ	555,000	671,187
6.45%, 03/15/37	2,415,000	2,937,509
6.95%, 08/15/37	625,000	797,864
Continental Airlines, Inc.
9.00%, 01/08/18	1,824,127	2,006,539

	Par	Value
8.31%, 04/02/18	$183,523	$179,394
7.57%, 03/15/20	157,704	155,527
Corning, Inc.
7.25%, 08/15/36	850,000	1,027,847
Cummins, Inc.
6.75%, 02/15/27	1,000,000	1,221,313
5.65%, 03/01/98Δ	2,520,000	2,481,000
Darden Restaurants, Inc.
6.00%, 08/15/35	990,000	1,016,632
DCP Midstream LLP
6.45%, 11/03/36 144A	490,000	560,665
Dillard’s, Inc.
7.75%, 07/15/26Δ	890,000	841,050
7.00%, 12/01/28Δ	500,000	462,500
Dow Chemical Co.
9.40%, 05/15/39	920,000	1,387,208
Duke Realty LP
5.95%, 02/15/17	70,000	75,342
First Industrial LP
7.60%, 07/15/28	1,000,000	933,753
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,035,000
Ford Motor Co.
4.25%, 11/15/16	175,000	251,781
6.63%, 10/01/28Δ	680,000	719,413
6.38%, 02/01/29	1,255,000	1,295,614
General Electric Capital Corporation
4.88%, 03/04/15Δ	510,000	553,730
6.75%, 03/15/32	3,000,000	3,523,107
6.15%, 08/07/37	6,114,000	6,710,445
5.88%, 01/14/38	150,000	159,480
Goldman Sachs Group, Inc.
5.38%, 03/15/20	415,000	410,286
6.75%, 10/01/37	65,000	60,660
Halliburton Co.
7.45%, 09/15/39Δ	870,000	1,261,519
4.50%, 11/15/41	1,150,000	1,184,394
HCA, Inc.
7.58%, 09/15/25	1,000,000	890,000
7.05%, 12/01/27	500,000	421,875
Hewlett-Packard Co.
6.00%, 09/15/41	2,810,000	3,120,946
Home Depot, Inc.
5.88%, 12/16/36	875,000	1,101,967
HSBC Bank USA NA
7.00%, 01/15/39	5,948,000	6,469,556
Intel Corporation
3.25%, 08/01/39	1,155,000	1,452,413
International Lease Finance Corporation
5.65%, 06/01/14	105,000	100,800
8.63%, 09/15/15	5,000	5,144
International Paper Co.
8.70%, 06/15/38	2,643,000	3,596,851
iStar Financial, Inc.
8.63%, 06/01/13Δ	635,000	593,725
5.95%, 10/15/13	305,000	264,588
5.70%, 03/01/14	1,171,000	986,568
JC Penney Corporation, Inc.
6.38%, 10/15/36	414,000	348,278
JPMorgan Chase & Co.
5.60%, 07/15/41	6,827,000	7,173,969

See Notes to Financial Statements.
111

	Par	Value
Kinder Morgan Energy Partners LP
5.80%, 03/15/35Δ	$280,000	$289,453
Kraft Foods, Inc.
6.50%, 11/01/31	815,000	1,016,266
7.00%, 08/11/37Δ	525,000	703,771
6.88%, 02/01/38	3,243,000	4,309,188
6.50%, 02/09/40	3,013,000	3,934,131
Lennar Corporation
6.50%, 04/15/16Δ	625,000	621,875
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,368,861
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37Δ	240,000	279,744
Masco Corporation
7.13%, 03/15/20	175,000	176,886
7.75%, 08/01/29	100,000	97,295
Massachusetts Institute of Technology
5.60%, 07/01/11	1,927,000	2,666,739
Mead Corporation
7.55%, 03/01/47	515,000	503,214
Merrill Lynch & Co., Inc.
6.05%, 05/16/16	200,000	188,688
6.22%, 09/15/26	400,000	330,684
6.11%, 01/29/37	500,000	386,538
MetLife, Inc.
6.40%, 12/15/36	310,000	294,888
5.88%, 02/06/41Δ	6,373,000	7,486,695
Micron Technology, Inc.
1.88%, 06/01/14Δ	20,000	19,200
Morgan Stanley
5.45%, 01/09/17	5,000	4,819
6.63%, 04/01/18	70,000	69,208
5.63%, 09/23/19	195,000	180,861
5.50%, 01/26/20	100,000	91,171
5.50%, 07/24/20	300,000	273,220
5.75%, 01/25/21	300,000	280,323
6.25%, 08/09/26Δ	100,000	92,275
Motorola Solutions, Inc.
6.63%, 11/15/37	46,000	47,658
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	106,984
Nationwide Mutual Insurance Co.
6.60%, 04/15/34 144A	150,000	137,905
Nortel Networks Capital Corporation
7.88%, 06/15/26#	445,000	473,925
Old Republic International Corporation
3.75%, 03/15/18Δ	1,980,000	1,749,825
Owens Corning
7.00%, 12/01/36	3,940,000	4,038,898
Owens Corning, Inc.
6.50%, 12/01/16	240,000	262,208
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,152,706
Pioneer Natural Resources Co.
7.20%, 01/15/28	2,500,000	2,870,590
ProLogis LP
5.63%, 11/15/15	35,000	37,257
Prudential Financial, Inc.
6.63%, 06/21/40	5,412,000	5,998,774
5.63%, 05/12/41	987,000	973,796

	Par	Value
Pulte Group, Inc.
5.20%, 02/15/15Δ	$38,000	$35,720
7.88%, 06/15/32	1,500,000	1,215,000
6.38%, 05/15/33	1,000,000	697,500
Qwest Corporation
7.25%, 09/15/25Δ	1,000,000	1,099,579
6.88%, 09/15/33	2,250,000	2,246,153
Sempra Energy
6.00%, 10/15/39	3,018,000	3,737,657
SLM Corporation
5.00%, 10/01/13	250,000	250,625
5.38%, 05/15/14Δ	200,000	200,250
Southern Natural Gas Co.
7.35%, 02/15/31	1,750,000	2,066,320
Sprint Capital Corporation
6.90%, 05/01/19	55,000	45,512
6.88%, 11/15/28	2,350,000	1,689,062
8.75%, 03/15/32	20,000	16,275
Target Corporation
7.00%, 01/15/38	2,330,000	3,268,354
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	750,000	865,699
Textron, Inc.
6.63%, 04/07/20(U)	160,000	272,476
Time Warner Cable, Inc.
6.55%, 05/01/37	1,049,000	1,197,062
6.75%, 06/15/39	2,995,000	3,551,276
5.88%, 11/15/40	1,700,000	1,846,480
Time Warner Entertainment Co. LP
8.38%, 07/15/33	1,049,000	1,378,851
Toro Co.
6.63%, 05/01/37@	300,000	314,610
Travelers Cos., Inc.
6.25%, 06/15/37	4,825,000	6,020,804
UnitedHealth Group, Inc.
5.80%, 03/15/36	920,000	1,104,508
6.50%, 06/15/37	767,000	978,883
6.63%, 11/15/37	2,526,000	3,254,231
5.70%, 10/15/40	1,210,000	1,454,251
University of Southern California
5.25%, 10/01/11	3,014,000	3,803,858
Verizon Communications, Inc.
5.85%, 09/15/35	2,420,000	2,901,265
6.40%, 02/15/38	968,000	1,233,130
6.90%, 04/15/38	1,000,000	1,341,259
8.95%, 03/01/39	105,000	168,714
7.35%, 04/01/39	979,000	1,373,447
6.00%, 04/01/41	2,770,000	3,447,578
Verizon Maryland, Inc.
5.13%, 06/15/33	150,000	157,325
Wachovia Bank NA
5.85%, 02/01/37Δ	4,577,000	4,806,157
6.60%, 01/15/38	3,757,000	4,274,666
WellPoint, Inc.
5.95%, 12/15/34	846,000	1,002,925
6.38%, 06/15/37	2,766,000	3,503,106
Western Union Co.
6.20%, 11/17/36	3,125,000	3,335,872
6.20%, 06/21/40	20,000	21,491
Weyerhaeuser Co.
8.50%, 01/15/25	520,000	598,131
6.88%, 12/15/33	580,000	572,602

See Notes to Financial Statements.
112

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Wyndham Worldwide Corporation
5.75%, 02/01/18	$50,000	$52,999

Total Corporate Bonds (Cost $208,953,513)		235,365,362

FOREIGN BONDS — 22.7%
Australia — 2.0%
Barrick PD Australia Finance Pty, Ltd.
5.95%, 10/15/39	2,870,000	3,334,642
General Electric Capital Australia Funding, Ltd.
8.00%, 02/13/12(A)	60,000	61,527
New South Wales Treasury Corporation
6.00%, 05/01/12(A)	845,000	869,504
Qantas Airways, Ltd.
6.05%, 04/15/16 144A	345,000	356,586
Rio Tinto Finance USA, Ltd.
5.20%, 11/02/40	3,186,000	3,663,400

		8,285,659

Brazil — 0.4%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	1,549,993

Canada — 4.8%
Canada Generic Residual STRIP
0.00%, 06/01/25(C)Ω	3,685,000	2,644,121
Methanex Corporation
6.00%, 08/15/15	25,000	25,763
Ontario Generic Residual STRIP
0.00%, 07/13/22(C)Ω	3,025,000	2,055,456
0.00%, 03/08/29(C)Ω	7,000,000	3,747,328
Saskatchewan Residual STRIP
0.00%, 04/10/14(C)Ω	3,535,000	3,365,925
0.00%, 02/04/22(C)Ω	3,000,000	2,090,770
Talisman Energy, Inc.
6.25%, 02/01/38	450,000	543,477
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	3,541,000	4,429,097
Xstrata Canada Financial Corporation
6.00%, 11/15/41 144A	737,000	758,901

		19,660,838

Cayman Islands — 0.2%
Enersis SA
7.40%, 12/01/16	625,000	745,273

Finland — 1.0%
Nokia OYJ
6.63%, 05/15/39	4,410,000	4,240,810

Ireland — 1.2%
Ireland Government Bond
4.50%, 10/18/18(E)	1,150,000	1,187,701
5.00%, 10/18/20(E)	75,000	80,298
5.40%, 03/13/25(E)	1,300,000	1,354,043
XL Capital, Ltd.
6.38%, 11/15/24	585,000	616,342

	Par	Value
XL Group PLC
6.25%, 05/15/27Δ	$1,530,000	$1,554,217

		4,792,601

Italy — 0.3%
Italy Buoni Poliennali Del Tesoro
5.25%, 11/01/29(E)	25,000	26,951
5.75%, 02/01/33(E)	25,000	27,938
5.00%, 08/01/34(E)	25,000	25,750
Telecom Italia Capital SA
6.38%, 11/15/33	525,000	398,621
6.00%, 09/30/34	740,000	549,780

		1,029,040

Luxembourg — 2.1%
ArcelorMittal
6.13%, 06/01/18Δ	435,000	430,151
5.50%, 03/01/21	45,000	41,378
7.00%, 10/15/39	4,682,000	4,363,755
6.75%, 03/01/41Δ	2,463,000	2,221,399
Enel Finance International NV
6.00%, 10/07/39 144A	1,710,000	1,380,391

		8,437,074

Malaysia — 0.1%
Telekom Malaysia BhD
7.88%, 08/01/25 144A	225,000	300,405

Mexico — 0.7%
Mexican Bonos
8.00%, 12/07/23(M)	34,000,000	2,734,758

Netherlands — 1.2%
EDP Finance BV
6.00%, 02/02/18 144AΔ	600,000	505,323
4.90%, 10/01/19 144A	600,000	463,680
Koninklijke Philips Electronics NV
6.88%, 03/11/38	3,250,000	4,112,137

		5,081,140

Norway — 0.6%
Norway Government Bond
5.00%, 05/15/15(K)Δ	540,000	100,378
4.25%, 05/19/17(K)	11,940,000	2,229,115

		2,329,493

Portugal — 0.1%
Portugal Obrigacoesdo Tesouro OT
4.80%, 06/15/20(E)	75,000	53,579
3.85%, 04/15/21(E)	250,000	169,773

		223,352

Spain — 0.4%
Telefonica Emisones SAU
7.05%, 06/20/36	1,495,000	1,461,904

Supranational — 1.8%
Inter-American Development Bank
6.00%, 12/15/17(Z)	6,365,000	5,468,310

See Notes to Financial Statements. 113

	Par	Value
International Bank For Reconstruction & Development
1.43%, 03/05/14(G)	$2,470,000	$1,935,916
		7,404,226
United Kingdom — 5.8%
Barclays Bank PLC
3.68%, 08/20/15(W)	740,000,000	647,796
10.18%, 06/12/21 144A	7,312,000	7,766,368
BG Energy Capital PLC
5.13%, 10/15/41 144AΔ	1,785,000	1,939,367
HBOS PLC
6.00%, 11/01/33 144A	590,000	361,780
HSBC Holdings PLC
6.80%, 06/01/38	2,000,000	2,077,942
Lloyds TSB Bank PLC
5.80%, 01/13/20 144A	6,830,000	6,494,435
6.38%, 01/21/21	1,749,000	1,755,716
Royal Bank of Scotland PLC
6.13%, 01/11/21Δ	1,988,000	1,964,571
Standard Chartered Bank
6.40%, 09/26/17 144A	650,000	670,094
		23,678,069
Total Foreign Bonds (Cost $86,098,314)		91,954,635

MORTGAGE-BACKED SECURITIES — 0.5%
Community Program Loan Trust
4.50%, 04/01/29	1,950,000	1,875,931
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31	89,766	96,775
Total Mortgage-Backed Securities (Cost $1,810,994)		1,972,706
MUNICIPAL BONDS — 12.4%
California Educational Facilities Authority, Stanford University, Revenue Bond
5.25%, 04/01/40	4,690,000	6,298,295
Dallas Area Rapid Transit, Revenue Bond
5.25%, 12/01/43	325,000	349,086
5.25%, 12/01/48	1,495,000	1,592,803
Escondido Union High School District, CABS-Election 2008, General Obligation Bond, Series C
6.34%, 08/01/51Ω	1,725,000	153,387
Foothill-De Anza Community College District, California Community College, General Obligation Bond, Series C
5.00%, 08/01/40	1,110,000	1,193,871
Houston Combined Utility System, First Lien Revenue Bond, Series D
5.00%, 11/15/40	930,000	998,067
Imperial Irrigation District, Revenue Bond, Series C
5.00%, 11/01/41	1,035,000	1,066,195

	Par	Value
King County Sewer, Revenue Bond
5.00%, 01/01/39	$405,000	$432,532
5.00%, 01/01/45	2,270,000	2,428,650
Massachusetts Development Finance Agency, Harvard University, Revenue Bond, Series B-1
5.00%, 10/15/40	1,230,000	1,383,172
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bond (AGM)
6.14%, 06/15/45Ω	9,800,000	1,343,776
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bond, Series B (AGM)
6.15%, 06/15/46Ω	1,240,000	159,687
6.16%, 06/15/47Ω	400,000	48,536
Metropolitan Transportation Authority, Revenue Bond, Series E
6.81%, 11/15/40	1,020,000	1,280,753
New Jersey Transportation Trust Fund Authority, Revenue Bond, Series A
5.50%, 06/15/41	3,335,000	3,626,679
New York City Municipal Water Finance Authority, Second General Resolution, Revenue Bond, Series EE
5.38%, 06/15/43	830,000	921,018
New York City Municipal Water Finance Authority, Revenue Bond, Series GG
5.00%, 06/15/43	2,575,000	2,775,824
New York State Dormitory Authority, Revenue Bond, Series C
5.00%, 03/15/41	4,585,000	4,952,900
Ohio State University, Revenue Bond, Series A
4.80%, 06/01/11	1,470,000	1,523,346
Placentia-Yorba Linda Unified School District, General Obligation Bond, Series D
6.08%, 08/01/42Ω	905,000	153,425
San Bernardino Community College District, General Obligation, Series B
6.37%, 08/01/48Ω	2,845,000	294,372
San Francisco Public Utilities Commission, Revenue Bond, Sub-Series A
5.00%, 11/01/41	1,170,000	1,250,461
Santa Barbara Secondary High School District, General Obligation, Series A
6.08%, 08/01/40Ω	1,500,000	271,695
Santa Barbara Unified School District, General Obligation, Series A
6.08%, 08/01/41Ω	705,000	119,942
Santa Clara, Election of 2008, General Obligation, Series A
5.00%, 08/01/34	1,625,000	1,750,011

See Notes to Financial Statements.
114

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Southwestern Community College District, General Obligation, Series C
6.35%, 08/01/46Ω	$3,975,000	$479,862
State of California, General Obligation
7.50%, 04/01/34	2,135,000	2,563,815
7.55%, 04/01/39	1,190,000	1,456,227
5.50%, 03/01/40	1,985,000	2,140,207
State of Illinois, General Obligation
5.10%, 06/01/33	635,000	576,986
State of Louisiana, Revenue Bond, Series B
5.00%, 05/01/45	1,185,000	1,262,937
State of Washington, General Obligation, Series B-1
5.00%, 08/01/40	1,075,000	1,166,891
Turlock Irrigation District, Revenue Bond
5.50%, 01/01/41	3,770,000	4,104,324

Total Municipal Bonds (Cost $45,576,051)		50,119,732

U.S. TREASURY OBLIGATIONS — 3.4%
U.S. Treasury STRIPS
3.08%, 05/15/40Ω	14,975,000	6,366,172
3.09%, 02/15/41ΩΔ	18,427,000	7,625,645

		13,991,817

Total U.S. Treasury Obligations (Cost $10,127,821)		13,991,817

	Shares
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation	330	27,522
El Paso Energy Capital Trust I	5,350	246,314
Preferred Blocker (GMAC), Inc. 144A	82	58,781

Total Preferred Stocks (Cost $272,390)		332,617

MONEY MARKET FUNDS — 7.4%
GuideStone Money Market Fund (GS4 Class)¥	6,426,729	6,426,729
Northern Institutional Liquid Assets Portfolio§	23,397,891	23,397,891

Total Money Market Funds (Cost $29,824,620)		29,824,620

TOTAL INVESTMENTS — 104.5% (Cost $382,663,703)		423,561,489

Liabilities in Excess of Other Assets — (4.5)%		(18,091,881)

NET ASSETS — 100.0%		$405,469,608

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	58.0
Foreign Bonds	22.7
Municipal Bonds	12.4
Money Market Funds	7.4
U.S. Treasury Obligations	3.4
Mortgage-Backed Securities	0.5
Preferred Stocks	0.1

104.5

See Notes to Financial Statements. 115

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Corporate Bonds	$235,365,362	$—	$235,365,362	$—
Foreign Bonds	91,954,635	—	91,954,635	—
Money Market Funds	29,824,620	29,824,620	—	—
Mortgage-Backed Securities	1,972,706	—	1,972,706	—
Municipal Bonds	50,119,732	—	50,119,732	—
Preferred Stocks	332,617	332,617	—	—
U.S. Treasury Obligations	13,991,817	—	13,991,817	—

Total Assets — Investments in Securities	$423,561,489	$30,157,237	$393,404,252	$—

See Notes to Financial Statements.
116

Inflation Protected Bond Fund

The year of 2011 was turbulent and was impacted by numerous macro-economic and political events that pushed and pulled on the capital markets. Although corporate fundamentals were improving, the potential outcome of such macro events were difficult to accurately predict, which fueled investors’ fears, led to extreme uncertainty and capital market volatility. The bond market benefited from this economic uncertainty and overall risk aversion. During 2011, the broad domestic bond market, as measured by the Barclay’s Capital U.S. Aggregate Bond Index, posted an annual return of 7.84%, compared to the U.S. stock market which generated a return of 2.11%, as measured by the S&P 500® Index. Despite the macro-economic headwinds, all major bond market sectors posted positive returns for the year, led by the U.S. Treasury sector. Throughout the year, U.S. Treasury yields fell, from their already low levels, in response to the Federal Reserve maintaining its commitment to a near zero federal funds rate for the foreseeable future and the implementation of “Operation Twist.” Treasuries also benefitted from high demand, as global investors often sought the “safe haven” assets when implementing “risk-off” trades. As a sector, U.S. Treasuries posted an annual return of 9.81%, with longer-dated Treasuries posting the highest returns in the bond market. Shorter-term U.S. Treasuries, as measured by the Bank of America Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 1.55%. The year ended at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.88% and the 30-year U.S. Treasury bond at 2.89%. Non-U.S. Treasury, “spread sectors”, also performed well in this risk aversion environment. The investment grade corporate bond sector and mortgage-backed securities sector posted annual returns of 8.15% and 6.23%, respectively. Overall, higher-quality bonds generally outpaced lower-quality bonds while longer-maturity bonds typically outperformed shorter-maturity bonds. Other sectors posted varied returns based on risk and correlations to the equity markets. High yield bonds (below investment grade corporate bonds), considered higher risk and more correlated to the equity market, posted an annual return of 4.98% while emerging market bonds generated an annual return 8.47%. U.S. Treasury inflation protected securities (“TIPS”) benefited from strong demand and inflationary concerns, posting an annual return of 13.56% as measured by the Barclays Capital U.S. TIPS Index.

The Fund is actively managed and is primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between four and 10 years. The Fund underperformed its benchmark index, the Barclay’s Capital U.S. TIPS Index, for the period ended December 31, 2011 (12.00% versus 13.56%). The main source of the benchmark-relative underperformance was the Fund’s shorter-than-benchmark nominal duration position, making the Fund less sensitive to interest rate changes. The portfolio was positioned for moderate economic growth in the second half of the year. Although a modest rebound in economic growth did occur as expected, headline risks in the United States and Europe overwhelmed fundamental valuations. As a result, both nominal and real yields declined somewhat consistently into year-end which proved negative for the Fund’s duration positioning. Additionally, yield curve strategies for both flattening and steepening scenarios were implemented throughout the year, adding modest value. Derivatives were utilized in the portfolio consistent with the investment objectives of the Fund and contributed to the Fund’s overall strong performance in 2011. U.S. Treasury futures were utilized for yield curve positioning and to shorten the portfolio’s duration, both strategies contributed to the Fund’s underperformance relative to the benchmark.

The Fund was consistently managed to provide inflation protection and income consistent with investment in inflation-indexed securities. During the year, the Fund did not contradict its primary objective in an effort to stretch for additional yield by investing in nominal bonds with credit risk. The Fund’s average modified duration ranged between 7.0 and 8.4 years.

This Fund may be suitable for investors who have a long-term investment horizon, want protection from inflation, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 122 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Inflation Protected Bond Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	12.00%	13.56%
Since Inception	9.12%	10.21%
Inception Date	06/25/09
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.72%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. TIPS Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INFLATION PROTECTED BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Par	Value
U.S. TREASURY OBLIGATIONS — 91.2%
U.S. Treasury Bonds
4.38%, 05/15/40Δ‡‡	$240,000	$311,812
3.88%, 08/15/40Δ‡‡	160,000	191,825
3.75%, 08/15/41Δ	995,000	1,170,369

		1,674,006

U.S. Treasury Inflationary Index Bonds
3.38%, 01/15/12Δ	2,970,000	3,791,253
2.00%, 04/15/12Δ	6,587,300	7,387,919
3.00%, 07/15/12	275,000	354,009
0.63%, 04/15/13Δ	2,590,000	2,823,408
1.88%, 07/15/13Δ	3,190,000	4,115,357
2.00%, 01/15/14Δ	3,290,000	4,272,441
1.25%, 04/15/14Δ	1,255,000	1,408,026
2.00%, 07/15/14Δ‡‡	3,908,200	5,061,556
1.63%, 01/15/15Δ	735,000	940,658
0.50%, 04/15/15Δ	6,826,900	7,468,650
1.88%, 07/15/15	2,683,700	3,447,601
2.00%, 01/15/16Δ	2,335,000	2,979,414
0.13%, 04/15/16Δ	12,040,300	12,885,081
2.50%, 07/15/16	1,477,200	1,916,765
2.38%, 01/15/17	4,045,000	5,275,305
2.63%, 07/15/17	980,000	1,275,290
1.63%, 01/15/18Δ	2,220,000	2,735,243
1.38%, 07/15/18	290,000	345,130
2.13%, 01/15/19	380,900	477,953
1.88%, 07/15/19	1,365,000	1,707,242
1.38%, 01/15/20Δ	2,753,900	3,286,244
1.13%, 01/15/21	4,975,000	5,748,364
0.63%, 07/15/21Δ	7,290,000	7,842,423
2.38%, 01/15/25Δ‡‡	6,705,200	10,251,616
2.00%, 01/15/26Δ	2,275,000	3,193,853
2.38%, 01/15/27Δ	1,990,000	2,888,732
1.75%, 01/15/28Δ	4,305,000	5,601,898
3.63%, 04/15/28Δ	2,550,000	5,312,948
2.50%, 01/15/29Δ	3,900,000	5,496,914
3.88%, 04/15/29	3,030,000	6,515,408
3.38%, 04/15/32Δ	307,100	604,553
2.13%, 02/15/40Δ	5,852,600	8,243,954
2.13%, 02/15/41Δ	7,773,900	10,878,070

		146,533,278

U.S. Treasury Note
1.00%, 10/31/16Δ	585,000	590,759

Total U.S. Treasury Obligations (Cost $138,416,391)		148,798,043

	Shares	Value
MONEY MARKET FUNDS — 16.2%
GuideStone Money Market Fund (GS4 Class)¥	17,068,521	$17,068,521
Northern Institutional Liquid Assets Portfolio§	9,341,031	9,341,031

Total Money Market Funds (Cost $26,409,552)		26,409,552

TOTAL INVESTMENTS — 107.4% (Cost $164,825,943)		175,207,595
Liabilities in Excess of Other Assets — (7.4)%		(12,051,866)

NET ASSETS — 100.0%		$163,155,729

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
U.S. Treasury Obligations	91.2
Money Market Funds	16.2
Futures Contracts	3.3

110.7

See Notes to Financial Statements.
119

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$26,409,552	$26,409,552	$—	$—
U.S. Treasury Obligations	148,798,043	—	148,798,043	—

Total Assets — Investments in Securities	$175,207,595	$26,409,552	$148,798,043	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(37,770)	$(37,770)	$—	$—

Total Liabilities — Other Financial Instruments	$(37,770)	$(37,770)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedule of Investments.

See Notes to Financial Statements.
120

Global Bond Fund

The year of 2011 was turbulent and was impacted by numerous macro-economic and political events that pushed and pulled on the capital markets. Although corporate fundamentals were improving, the potential outcome of such macro events were difficult to accurately predict, which fueled investors’ fears, led to extreme uncertainty and capital market volatility. The bond market benefited from this economic uncertainty and overall risk aversion. During 2011, the broad domestic bond market, as measured by the Barclay’s Capital U.S. Aggregate Bond Index, posted an annual return of 7.84%, compared to the U.S. stock market which generated a return of 2.11%, as measured by the S&P 500® Index. Despite the macro-economic headwinds, all major bond market sectors posted positive returns for the year, led by the U.S. Treasury sector. Throughout the year, U.S. Treasury yields fell, from their already low levels, in response to the Federal Reserve maintaining its commitment to a near zero federal funds rate for the foreseeable future and the implementation of “Operation Twist.” Treasuries also benefitted from high demand, as global investors often sought the “safe haven” assets when implementing “risk-off” trades. As a sector, U.S. Treasuries posted an annual return of 9.81%, with longer-dated Treasuries posting the highest returns in the bond market. Shorter-term U.S. Treasuries, as measured by the Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 1.58%. The year ended at remarkably low levels with the yield on the 10-year U.S. Treasury bond at 1.88% and the 30-year U.S. Treasury bond at 2.89%. Non-U.S. Treasury, “spread sectors”, also performed well in this risk aversion environment. The investment grade corporate bond sector and mortgage-backed securities sector posted annual returns of 8.15% and 6.23%, respectively. Overall, higher-quality bonds generally outpaced lower-quality bonds while longer-maturity bonds typically outperformed shorter-maturity bonds. Other sectors posted varied returns based on risk and correlations to the equity markets. U.S. Treasury inflation protected securities (“TIPS”) benefited from strong demand and inflationary concerns, posting an annual return of 13.56% as measured by the Barclays Capital U.S. TIPS Index. High yield bonds (below investment grade corporate bonds), considered higher risk and more correlated to the equity market, posted an annual return of 4.98%. Austerity measures and deteriorating economic conditions in many areas of the world, especially Europe, caused the global bond market in aggregate to underperform the U.S. market for the year. In addition to the United States, several other government yields plunged to historical lows due to risk aversion. The yield on the German 10-year issue fell 113 basis points while U.K. government bond yields fell 150 basis points. The intensity of the European crisis was reflected in the government bond yields of the Eurozone’s peripheral countries. As evidence, the yield on the Italian 10-year issue rose by 229 basis points. Emerging markets outperformed their developed market counterparts, generating an annual return 8.47%. The Barclay’s Capital Global Aggregate Bond Index generated an annual return of 5.64%.

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2011, the Fund underperformed its composite benchmark, 50% Barclays Capital Global Aggregate Bond Index — Unhedged, 25% JPMorgan Emerging Markets Index Plus and 25% Barclays Capital U.S. Corporate High Yield Index — 2% Issuer Capped (4.35% versus 6.42%). The underperformance was primarily generated during the second and third quarters. The Fund’s benchmark-relative underperformance was attributable to several factors: its underweight to the U.S. Treasury sector; security selection within the corporate bond; and emerging market bond sectors and exposure to convertible bonds. During the year, the Fund utilized government futures and options to manage duration and implement yield curve strategies. These strategies, in aggregate, added modest value to the Fund’s performance. Additionally, the Fund used currency forward contracts for hedging purposes which slightly detracted from performance.

This Fund may be suitable for investors who have a medium to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities, commonly known as junk bonds. While offering higher current yields, these securities may be considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 133 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Global Bond Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	4.35%	6.42%
Five Year	6.35%	7.39%
Since Inception	6.35%	7.40%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.90%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Capital Global Aggregate Bond Index — Unhedged and 25% Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The Barclays Capital Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index is an issuer-constrained version of the Barclays Capital U.S. Corporate High Yield Index that covers the U.S.-denominated, non-investment grade, fixed-rate and taxable corporate bond market.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Par	Value
AGENCY OBLIGATIONS — 0.0%
Federal National Mortgage Association
0.10%, 01/10/12‡‡	$16,000	$16,000
0.14%, 01/11/12†‡‡	17,000	17,000

Total Agency Obligations (Cost $32,999)		33,000

CORPORATE BONDS — 42.5%
Acadia Healthcare Co., Inc.
12.88%, 11/01/18 144A	160,000	159,200
AES Corporation
8.00%, 06/01/20	350,000	386,750
Alcoa, Inc.
5.87%, 02/23/22Δ	5,000	5,046
6.75%, 01/15/28	185,000	190,694
5.95%, 02/01/37Δ	65,000	61,842
Ally Financial, Inc.
7.50%, 12/31/13	87,000	90,262
6.75%, 12/01/14Δ	399,000	402,990
8.00%, 12/31/18	104,000	102,700
8.00%, 03/15/20Δ	200,000	205,500
7.50%, 09/15/20	415,000	420,706
8.00%, 11/01/31	389,000	377,330
Altegrity, Inc.
10.50%, 11/01/15 144A	150,000	135,750
American Express Credit Corporation
5.13%, 08/25/14	100,000	107,499
American International Group, Inc.
5.45%, 05/18/17	25,000	23,946
Anadarko Petroleum Corporation
5.95%, 09/15/16	10,000	11,347
6.38%, 09/15/17	120,000	139,265
Appleton Papers, Inc.
11.25%, 12/15/15	102,000	92,310
Ashtead Capital, Inc.
9.00%, 08/15/16 144AΔ	250,000	261,875
Ashton Woods USA LLC
20.16%, 06/30/15 STEP 144AΩ@	20,800	15,912
Astoria Depositor Corporation
8.14%, 05/01/21 144A	130,000	114,400
AT&T, Inc.
3.88%, 08/15/21	60,000	63,592
6.55%, 02/15/39	220,000	280,845
Ball Corporation
5.75%, 05/15/21Δ	380,000	399,950
Baltimore Gas & Electric Co.
5.20%, 06/15/33	1,125,000	1,234,389
Bank of America Corporation
4.63%, 08/07/17(E)	300,000	348,954
5.49%, 03/15/19	100,000	86,314
5.00%, 05/13/21Δ	100,000	91,249
Berry Petroleum Co.
10.25%, 06/01/14	80,000	90,900
Biomet, Inc.
10.00%, 10/15/17Δ	10,000	10,850
10.38%, 10/15/17 PIK	545,000	592,688
Boston Scientific Corporation
7.00%, 11/15/35Δ	215,000	248,432

	Par	Value
Buffets Restaurants Holdings, Inc. Escrow
12.50%, 11/01/14@	$105,000	$10
Calpine Corporation
7.50%, 02/15/21 144A	460,000	494,500
7.88%, 01/15/23 144AΔ	400,000	432,000
CCO Holdings LLC
7.00%, 01/15/19	230,000	240,925
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	260,000	351,405
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/15 144AΔ	100,000	72,250
Chesapeake Energy Corporation
7.25%, 12/15/18Δ	110,000	122,100
6.63%, 08/15/20Δ	530,000	571,075
2.50%, 05/15/37Δ	65,000	58,256
2.25%, 12/15/38	25,000	20,750
Chiquita Brands International, Inc.
7.50%, 11/01/14Δ	450,000	455,625
Ciena Corporation
0.88%, 06/15/17Δ	135,000	102,938
3.75%, 10/15/18 144A	410,000	387,450
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	118,575
CIT Group, Inc.
7.00%, 05/01/15	92,453	92,753
7.00%, 05/01/16	154,090	154,283
7.00%, 05/01/17Δ	215,726	215,996
Citigroup, Inc.
6.38%, 08/12/14	150,000	157,522
7.38%, 09/04/19(E)	380,000	554,469
Colorado Interstate Gas Co.
5.95%, 03/15/15	20,000	21,671
6.80%, 11/15/15	125,000	144,116
Comcast Corporation
5.15%, 03/01/20Δ	170,000	193,656
Community Health Systems, Inc.
8.88%, 07/15/15Δ	100,000	103,500
Complete Production Services, Inc.
8.00%, 12/15/16	80,000	83,600
ConocoPhillips
6.50%, 02/01/39	30,000	41,652
Consol Energy, Inc.
8.25%, 04/01/20	210,000	233,100
Continental Airlines, Inc.
9.00%, 01/08/18	1,140,079	1,254,087
5.98%, 10/19/23Δ	506,565	527,436
Countrywide Financial Corporation
6.25%, 05/15/16Δ	280,000	264,043
Cricket Communications, Inc.
7.75%, 05/15/16	150,000	155,625
Cummins, Inc.
5.65%, 03/01/98	1,500,000	1,476,786
DAE Aviation Holdings, Inc.
11.25%, 08/01/15 144A	130,000	135,850
Delta Air Lines, Inc.
9.50%, 09/15/14 144AΔ	36,000	37,260

See Notes to Schedule of Investments.
123

	Par	Value
8.02%, 02/10/24	$86,045	$84,428
DISH DBS Corporation
7.00%, 10/01/13	600,000	643,500
Dynegy Holdings LLC
7.75%, 06/01/19#Δ	893,000	589,380
El Paso Corporation
7.75%, 01/15/32	50,000	58,000
El Paso Natural Gas Co.
8.63%, 01/15/22	90,000	114,523
8.38%, 06/15/32	75,000	95,527
El Pollo Loco, Inc.
1.41%, 07/14/17Ω†	29,850	26,566
17.00%, 01/01/18 144A	170,000	144,712
Embarq Corporation
8.00%, 06/01/36	995,000	1,033,819
Enterprise Products Operating LLC
9.75%, 01/31/14	100,000	115,570
8.38%, 08/01/66†Δ	60,000	64,261
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,285,464
Escrow GCB US Oncology
9.12%, 08/15/17+ 144A	155,000	—
EXCO Resources, Inc.
7.50%, 09/15/18	200,000	190,000
FirstEnergy Corporation
7.38%, 11/15/31	325,000	400,810
Ford Motor Co.
4.25%, 11/15/16	830,000	1,194,162
6.63%, 10/01/28	850,000	899,266
Ford Motor Credit Co., LLC
3.15%, 01/13/12†Δ	37,500	37,569
7.50%, 08/01/12	500,000	516,353
12.00%, 05/15/15	100,000	123,249
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	150,000	159,544
Freescale Semiconductor, Inc.
10.13%, 12/15/16Δ	130,000	137,475
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17Δ	75,000	80,156
Fresenius US Finance II, Inc.
8.75%, 07/15/15 144A(E)	30,000	44,991
Frontier Communications Corporation
7.88%, 01/15/27Δ	405,000	346,275
General Electric Capital Corporation
3.49%, 03/08/12(G)	200,000	154,712
7.63%, 12/10/14(Z)	1,025,000	876,788
4.88%, 03/04/15	370,000	401,726
6.50%, 09/28/15(Z)	255,000	209,655
6.75%, 09/26/16(Z)	150,000	125,289
6.75%, 03/15/32	30,000	35,231
Georgia-Pacific LLC
8.88%, 05/15/31	785,000	1,081,916
Gerdau Holdings, Inc.
7.00%, 01/20/20	100,000	106,000
Goldman Sachs Group, Inc.
5.13%, 10/23/19(E)	500,000	615,022
4.75%, 10/12/21(E)Δ	300,000	298,662
6.75%, 10/01/37	45,000	41,996

	Par	Value
Goodyear Tire & Rubber Co.
7.00%, 03/15/28Δ	$690,000	$672,750
Grifols, Inc.
8.25%, 02/01/18Δ	220,000	232,100
H&E Equipment Services, Inc.
8.38%, 07/15/16	370,000	380,175
Hanover Insurance Group, Inc.
7.50%, 03/01/20	385,000	441,903
HCA, Inc.
6.38%, 01/15/15	150,000	153,562
7.19%, 11/15/15	205,000	206,025
7.50%, 12/15/23	555,000	499,500
8.36%, 04/15/24	90,000	85,500
7.69%, 06/15/25	775,000	689,750
7.58%, 09/15/25	570,000	507,300
Hercules Offshore, Inc.
10.50%, 10/15/17 144AΔ	80,000	78,200
Hertz Corporation
8.88%, 01/01/14Δ	55,000	55,550
Human Genome Sciences, Inc.
3.00%, 11/15/18	510,000	457,725
Idearc, Inc. Escrow
0.00%, 11/15/16+Ω	185,000	—
ING Capital Funding Trust III
3.97%, 12/29/49†	200,000	157,983
Intel Corporation
2.95%, 12/15/35	580,000	606,825
3.25%, 08/01/39	460,000	578,450
International Lease Finance Corporation
5.65%, 06/01/14	90,000	86,400
8.63%, 09/15/15Δ	215,000	221,181
6.25%, 05/15/19	440,000	407,051
iStar Financial, Inc.
5.70%, 03/01/14	62,000	52,235
6.05%, 04/15/15	20,000	16,550
5.88%, 03/15/16	22,000	18,040
JC Penney Corporation, Inc.
6.38%, 10/15/36Δ	650,000	546,812
7.63%, 03/01/97Δ	1,300,000	1,170,000
Jones Group, Inc.
6.13%, 11/15/34Δ	135,000	93,825
JPMorgan Chase Bank NA
4.38%, 11/30/21(E)†	350,000	378,398
K Hovnanian Enterprises, Inc.
5.00%, 11/01/21Δ	795,000	445,200
Key Energy Services, Inc.
6.75%, 03/01/21	170,000	170,850
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	82,854
6.95%, 01/15/38	90,000	101,979
Lennar Corporation
5.60%, 05/31/15Δ	1,400,000	1,386,000
Level 3 Financing, Inc.
8.75%, 02/15/17Δ	1,285,000	1,313,912
9.38%, 04/01/19	20,000	20,975
Marsh & McLennan Cos., Inc.
5.88%, 08/01/33	1,000,000	1,102,173
Masco Corporation
5.85%, 03/15/17	90,000	89,939
7.13%, 03/15/20	150,000	151,616
7.75%, 08/01/29	100,000	97,295

See Notes to Schedule of Investments.
124

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.50%, 08/15/32Δ	$145,000	$130,043
MBIA Insurance Corporation
14.00%, 01/15/33 144A†	435,000	247,950
Merrill Lynch & Co., Inc.
6.05%, 06/01/34	700,000	538,590
6.11%, 01/29/37	1,300,000	1,005,000
Mirant Mid Atlantic Pass Through Trust
10.06%, 12/30/28	165,630	171,427
Morgan Stanley
4.75%, 04/01/14Δ	40,000	39,424
5.75%, 01/25/21	700,000	654,088
Motorola Solutions, Inc.
6.63%, 11/15/37	105,000	108,784
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,283,814
Nalco Co.
6.88%, 01/15/19 144A(E)	100,000	146,266
NetFlix, Inc.
8.50%, 11/15/17	150,000	155,625
NewPage Corporation
11.38%, 12/31/14 144AΔ	285,000	211,969
Nextel Communications, Inc.
5.95%, 03/15/14Δ	970,000	940,900
7.38%, 08/01/15	1,615,000	1,485,800
Nielsen Finance LLC
11.50%, 05/01/16	250,000	287,500
Old Republic International Corporation
3.75%, 03/15/18Δ	1,395,000	1,232,831
Owens Corning
7.00%, 12/01/36Δ	220,000	225,522
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/15 144AΔ	840,000	785,400
Oxford Industries, Inc.
11.38%, 07/15/15	135,000	148,500
Pemex Project Funding Master Trust
6.63%, 06/15/35	516,000	590,175
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	842,631
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	983,964
7.20%, 01/15/28	315,000	361,694
Plains Exploration & Production Co.
8.63%, 10/15/19	55,000	60,706
ProLogis LP
6.63%, 05/15/18Δ	15,000	16,312
QEP Resources, Inc.
6.88%, 03/01/21	290,000	313,925
Quicksilver Resources, Inc.
11.75%, 01/01/16	95,000	108,300
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	223,209
Qwest Corporation
3.80%, 06/15/13†Δ	100,000	100,781
7.63%, 06/15/15	300,000	333,934
7.50%, 06/15/23Δ	110,000	110,583
7.25%, 09/15/25	105,000	115,456
6.88%, 09/15/33Δ	2,500,000	2,495,725
7.25%, 10/15/35Δ	110,000	110,236
Range Resources Corporation
6.75%, 08/01/20	510,000	568,650

	Par	Value
Regency Energy Partners LP
6.88%, 12/01/18	$450,000	$480,375
Reliance Holdings USA, Inc.
4.50%, 10/19/20 144AΔ	290,000	263,961
Republic Services, Inc.
4.75%, 05/15/23	90,000	98,541
RSC Equipment Rental, Inc.
10.00%, 07/15/17 144A	180,000	210,600
Service Corporation International
7.50%, 04/01/27	75,000	72,375
Simon Property Group LP
5.75%, 12/01/15	25,000	27,994
SLM Corporation
5.38%, 01/15/13Δ	650,000	654,648
5.38%, 05/15/14Δ	1,000,000	1,001,250
8.45%, 06/15/18	769,000	795,915
8.00%, 03/25/20	10,000	10,125
Southern Copper Corporation
5.38%, 04/16/20Δ	70,000	74,530
6.75%, 04/16/40	350,000	353,716
Springleaf Finance Corporation
5.75%, 09/15/16	700,000	495,250
6.50%, 09/15/17	400,000	280,000
6.90%, 12/15/17Δ	200,000	145,000
Sprint Capital Corporation
6.88%, 11/15/28	210,000	150,937
8.75%, 03/15/32	745,000	606,244
Steel Dynamics, Inc.
7.38%, 11/01/12	45,000	46,969
7.75%, 04/15/16	280,000	293,300
7.63%, 03/15/20Δ	100,000	106,000
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	100,000	128,794
Tenet Healthcare Corporation
10.00%, 05/01/18	55,000	63,112
8.88%, 07/01/19Δ	462,000	520,905
6.88%, 11/15/31Δ	85,000	70,125
Textron Financial Corporation
5.13%, 08/15/14	30,000	31,076
Textron, Inc.
6.63%, 04/07/20(U)	130,000	221,387
Time Warner Cable, Inc.
8.75%, 02/14/19	190,000	242,953
8.25%, 04/01/19	40,000	50,312
Time Warner, Inc.
4.00%, 01/15/22Δ	100,000	103,360
Toys “R” Us, Inc.
7.38%, 10/15/18Δ	335,000	302,338
United Air Lines, Inc.
10.40%, 05/01/18	610,446	675,275
6.64%, 01/02/24	252,230	252,230
Universal Hospital Services, Inc.
8.50%, 06/01/15 PIK	20,000	20,300
Univision Communications, Inc.
7.88%, 11/01/20 144AΔ	150,000	153,000
USG Corporation
6.30%, 11/15/16Δ	1,250,000	981,250
Vanguard Health Holding Co. II LLC
8.00%, 02/01/18Δ	105,000	104,738

See Notes to Schedule of Investments. 125

	Par	Value
Verizon Maryland, Inc.
5.13%, 06/15/33	$85,000	$89,151
Verizon Pennsylvania, Inc.
6.00%, 12/01/28	90,000	96,566
Wachovia Corporation
5.25%, 08/01/14	120,000	126,649
WellPoint, Inc.
7.00%, 02/15/19	80,000	96,665
Western Union Co.
6.20%, 11/17/36	40,000	42,699
6.20%, 06/21/40	5,000	5,373
Westvaco Corporation
8.20%, 01/15/30	150,000	170,966
7.95%, 02/15/31	135,000	150,079
Weyerhaeuser Co.
8.50%, 01/15/25	405,000	465,852
6.95%, 10/01/27	55,000	54,530
7.38%, 03/15/32	370,000	389,401
6.88%, 12/15/33	490,000	483,750
Whiting Petroleum Corporation
7.00%, 02/01/14	130,000	139,100
Williams Cos., Inc.
7.50%, 01/15/31	60,000	73,327
WPX Energy, Inc.
6.00%, 01/15/22 144A	150,000	154,312
Wyndham Worldwide Corporation
7.38%, 03/01/20Δ	380,000	434,401

Total Corporate Bonds (Cost $66,217,179)		72,315,351

FOREIGN BONDS — 38.3%
Argentina — 0.4%
Argentina Bonos
7.00%, 10/03/15Δ	262,000	243,005
Argentine Republic Government International Bond
8.75%, 06/02/17	93,000	85,727
Pan American Energy LLC
7.88%, 05/07/21 144AΔ	100,000	101,500
7.88%, 05/07/21Δ	176,000	178,640

		608,872

Australia — 2.1%
New South Wales Treasury Corporation
6.00%, 05/01/12(A)	2,825,000	2,907,047
Queensland Treasury Corporation
7.13%, 09/18/17(Z)	275,000	247,365
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/19	260,000	355,348

		3,509,760

Belgium — 0.0%
Ontex IV SA
9.00%, 04/15/19(E)	100,000	89,303

Bermuda — 0.9%
Qtel International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	202,500
Sirius International Group, Ltd.
6.38%, 03/20/17 144A	1,250,000	1,312,511

		1,515,011

	Par	Value
Brazil — 3.6%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/14(B)	$131,000	$69,577
10.00%, 01/01/17(B)	4,207,000	2,168,333
Brazilian Government International Bond
4.88%, 01/22/21Δ	120,000	134,700
10.25%, 01/10/28(B)	5,250,000	3,222,758
11.00%, 08/17/40	115,000	152,375
Hypermarcas SA
6.50%, 04/20/21 144AΔ	150,000	134,625
Telemar Norte Leste SA
5.50%, 10/23/20 144A	110,000	108,900
5.50%, 10/23/20	100,000	99,000

		6,090,268

Canada — 4.7%
Atlantic Power Corporation
9.00%, 11/15/18	310,000	312,325
Canadian Government Bond
5.25%, 06/01/12(C)	4,720,000	4,713,977
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	691,953
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	2,285,198
Stone Container Finance Company of Canada II
0.00%, 07/15/14+Ω	330,000	8,250
Teck Resources, Ltd.
9.75%, 05/15/14 144AΔ	21,000	24,692
10.25%, 05/15/16 144A	29,000	33,380

		8,069,775

Cayman Islands — 1.5%
Braskem Finance, Ltd.
7.00%, 05/07/20	180,000	193,950
Fibria Overseas Finance, Ltd.
7.50%, 05/04/20Δ	190,000	186,675
6.75%, 03/03/21 144A	200,000	184,500
Odebrecht Finance, Ltd.
7.00%, 04/21/20 144A	300,000	322,500
6.00%, 04/05/23 144A	220,000	221,650
Petrobras International Finance Co.
6.88%, 01/20/40	390,000	453,473
6.75%, 01/27/41Δ	160,000	184,661
Suzano Trading, Ltd.
5.88%, 01/23/21 144A	250,000	232,500
TGI International, Ltd.
9.50%, 10/03/17	130,000	139,912
Vale Overseas, Ltd.
6.88%, 11/21/36	462,000	528,321

		2,648,142

Chile — 0.5%
AES Gener SA
5.25%, 08/15/21 144A	120,000	121,200
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19	120,000	142,640
Colbun SA
6.00%, 01/21/20 144A	110,000	116,992
6.00%, 01/21/20	100,000	106,356

See Notes to Schedule of Investments.
126

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Corporation Nacional del Cobre de Chile
3.88%, 11/03/21 144A	$220,000	$225,095
Inversiones CMPC SA
4.75%, 01/19/18 144AΔ	200,000	209,653

		921,936

Colombia — 0.9%
Colombia Government International Bond
7.38%, 03/18/19	200,000	253,000
7.38%, 09/18/37	160,000	226,000
6.13%, 01/18/41Δ	140,000	173,600
Ecopetrol SA
7.63%, 07/23/19Δ	440,000	534,621
Empresa de Energia de Bogota SA
6.13%, 11/10/21 144A	250,000	252,500
Empresas Publicas de Medellin ESP
7.63%, 07/29/19 144A	120,000	139,800

		1,579,521

France — 0.6%
AXA SA
6.21%, 10/29/49(E)†	210,000	189,901
Compagnie Generale de Geophysique - Veritas
9.50%, 05/15/16Δ	650,000	705,250
Europcar Groupe SA
9.38%, 04/15/18 144A(E)	145,000	99,463

		994,614

Germany — 5.3%
Bundesobligation
2.00%, 02/26/16(E)	910,000	1,245,311
Bundesrepublik Deutschland
4.00%, 07/04/16(E)Δ	2,000	2,967
3.75%, 01/04/19(E)	770,000	1,155,387
3.25%, 01/04/20(E)Δ	4,240,000	6,199,240
Kabel Deutschland Vertrieb und Service GmbH
6.50%, 06/29/18 144A(E)	160,000	211,802
Rearden G Holdings EINS GmbH
7.88%, 03/30/20 144A	100,000	100,750
Unitymedia NRW GmbH
8.13%, 12/01/17 144A	100,000	106,125

		9,021,582

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	150,000	2

Indonesia — 0.3%
Indonesia Government International Bond
6.63%, 02/17/37Δ	225,000	274,500
Pertamina Persero PT
5.25%, 05/23/21 144AΔ	200,000	206,700

		481,200

Ireland — 1.6%
Ardagh Glass Finance PLC
7.13%, 06/15/17 144A(E)	112,000	127,561
Ireland Government Bond
4.50%, 10/18/18(E)	900,000	929,505

	Par	Value
5.00%, 10/18/20(E)	$50,000	$53,532
5.40%, 03/13/25(E)	750,000	781,178
Novatek Finance, Ltd.
6.60%, 02/03/21 144AΔ	200,000	202,500
XL Group PLC
6.25%, 05/15/27Δ	640,000	650,130

		2,744,406

Italy — 0.5%
Italy Buoni Poliennali Del Tesoro
5.25%, 11/01/29(E)	20,000	21,561
5.75%, 02/01/33(E)	20,000	22,350
5.00%, 08/01/34(E)	20,000	20,600
Seat Pagine Gialle SpA
10.50%, 01/31/17(E)	129,000	95,166
Telecom Italia Capital SA
6.38%, 11/15/33	790,000	599,830
6.00%, 09/30/34	85,000	63,150

		822,657

Luxembourg — 1.9%
ArcelorMittal
6.13%, 06/01/18Δ	305,000	301,600
5.50%, 03/01/21	30,000	27,585
7.00%, 10/15/39	190,000	177,085
6.75%, 03/01/41	675,000	608,788
ConvaTec Healthcare E SA
10.88%, 12/15/18(E)	100,000	112,599
CSN Resources SA
6.50%, 07/21/20 144AΔ	150,000	157,500
6.50%, 07/21/20	100,000	105,000
Evraz Group SA
9.50%, 04/24/18	160,000	164,600
6.75%, 04/27/18 144A	240,000	216,000
Greif Luxembourg Finance SCA
7.38%, 07/15/21 144A(E)	150,000	187,828
Hannover Finance Luxembourg SA
5.75%, 09/14/40(E)†	50,000	60,156
Lecta SA
5.46%, 02/15/14(E)†	240,000	285,770
TNK-BP Finance SA
7.88%, 03/13/18	290,000	312,838
Vimpel Communications OJSC Via UBS Luxembourg SA
8.25%, 05/23/16	255,000	254,363
Wind Acquisition Finance SA
7.25%, 02/15/18 144AΔ	200,000	182,500
Wind Acquisition Holdings Finance SA
12.25%, 07/15/17 PIK(E)	7,800	7,369

		3,161,581

Malaysia — 0.7%
Malaysia Government Bond
3.84%, 08/12/15(R)	3,365,000	1,086,250
4.26%, 09/15/16(R)Δ	140,000	45,982

		1,132,232

Marshall Islands — 0.1%
Teekay Corporation
8.50%, 01/15/20Δ	150,000	145,125

See Notes to Schedule of Investments. 127

	Par	Value
Mexico — 3.0%
America Movil Sab de CV
5.63%, 11/15/17	$98,000	$113,635
Axtel SAB de CV
7.63%, 02/01/17 144A	170,000	124,950
7.63%, 02/01/17	20,000	14,700
9.00%, 09/22/19	58,000	44,660
Grupo Televisa SAB
6.63%, 03/18/25Δ	100,000	116,581
6.63%, 01/15/40Δ	270,000	307,158
Kansas City Southern de Mexico SA de CV
12.50%, 04/01/16	60,000	70,200
8.00%, 02/01/18Δ	500,000	552,500
Mexican Bonos
8.00%, 06/11/20(M)	19,619,000	1,565,506
8.00%, 12/07/23(M)	26,500,000	2,131,502
Petroleos Mexicanos
6.50%, 06/02/41 144AΔ	135,000	152,550

		5,193,942

Netherlands — 1.6%
Clondalkin Acquisition BV
3.43%, 12/15/13 144A(E)†	66,000	77,732
Clondalkin Industries BV
8.00%, 03/15/14 144A(E)	150,000	144,632
EDP Finance BV
6.00%, 02/02/18 144A	200,000	168,441
4.90%, 10/01/19 144A	300,000	231,840
Indosat Palapa Co. BV
7.38%, 07/29/20 144AΔ	100,000	111,250
7.38%, 07/29/20	100,000	110,688
Lukoil International Finance BV
6.36%, 06/07/17	200,000	204,000
6.66%, 06/07/22Δ	100,000	100,250
LyondellBasell Industries NV
6.00%, 11/15/21 144AΔ	160,000	166,800
OI European Group BV
6.88%, 03/31/17 144A(E)	100,000	130,719
Polish Television Holding BV
11.25%, 05/15/17(E)	125,000	164,208
Swiss Reinsurance Co. Via ELM BV
5.25%, 05/25/49(E)†	400,000	411,571
UPC Holding BV
8.00%, 11/01/16(E)	154,000	199,314
VimpelCom Holdings BV
7.50%, 03/01/22 144A	200,000	169,000
Ziggo Bond Co. BV
8.00%, 05/15/18 144A(E)	250,000	328,415

		2,718,860

Norway — 0.9%
Norway Government Bond
5.00%, 05/15/15(K)Δ	355,000	65,989
4.25%, 05/19/17(K)	8,060,000	1,504,746
Trico Shipping AS
1.00%, 05/13/14Ω@	18,802	18,708

		1,589,443

	Par	Value
Panama — 0.3%
AES El Salvador Trust
6.75%, 02/01/16	$100,000	$98,000
Panama Government International Bond
7.25%, 03/15/15	1,000	1,158
6.70%, 01/26/36Δ	296,000	387,760

		486,918

Peru — 0.7%
Peru Government Bond
7.84%, 08/12/20(P)	1,864,000	789,910
Peruvian Government International Bond
7.35%, 07/21/25Δ	40,000	53,200
8.75%, 11/21/33	239,000	365,670
6.55%, 03/14/37	8,000	10,200

		1,218,980

Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT
4.80%, 06/15/20(E)	50,000	35,720
3.85%, 04/15/21(E)	200,000	135,818

		171,538

Russia — 0.6%
Russian Federation
7.50%, 03/31/30 STEP	854,205	994,081

South Africa — 0.2%
Edcon Proprietary, Ltd.
4.68%, 06/15/14(E)†	320,000	307,513

Supranational — 0.9%
Inter-American Development Bank
0.00%, 09/23/13(N)Ω	15,900,000,000	1,555,719

Sweden — 0.2%
Corral Petroleum Holdings AB
15.00%, 12/31/17 PIK 144A(E)	141,933	146,957
Nordea Bank AB
4.88%, 01/27/20 144A	160,000	164,582

		311,539

Trinidad And Tobago — 0.2%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/19 144A	240,000	285,600

Turkey — 0.2%
Turkey Government International Bond
7.50%, 07/14/17	100,000	113,125
7.00%, 03/11/19	100,000	111,250
6.88%, 03/17/36Δ	73,000	76,468

		300,843

United Arab Emirates — 0.8%
DP World, Ltd.
6.85%, 07/02/37 144A	1,500,000	1,365,000

United Kingdom — 2.1%
Barclays Bank PLC
6.00%, 01/23/18(E)Δ	450,000	525,478
Boparan Holdings, Ltd.
9.88%, 04/30/18 144A(U)	100,000	125,016

See Notes to Schedule of Investments.
128

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
DFS Furniture Holdings PLC
9.75%, 07/15/17 144A(U)	$54,000	$68,766
HSBC Holdings PLC
6.00%, 06/10/19(E)	270,000	355,406
Ineos Group Holdings, Ltd.
7.88%, 02/15/16(E)	160,000	154,274
Inmarsat Finance PLC
7.38%, 12/01/17 144AΔ	290,000	304,500
ISS A/S
11.00%, 06/15/14(E)	212,000	290,157
Lloyds TSB Bank PLC
6.50%, 03/24/20(E)Δ	326,000	332,944
Phones4u Finance PLC
9.50%, 04/01/18 144A(U)	130,000	162,520
Priory Group No. 3 PLC
8.88%, 02/15/19(U)Δ	100,000	124,239
Royal Bank of Scotland PLC
4.88%, 01/20/17(E)	580,000	710,645
Vedanta Resources PLC
8.75%, 01/15/14Δ	210,000	205,800
6.75%, 06/07/16 144AΔ	200,000	172,000

		3,531,745

Venezuela — 0.8%
Venezuela Government International Bond
8.50%, 10/08/14Δ	26,000	24,342
5.75%, 02/26/16Δ	1,153,000	907,988
7.75%, 10/13/19Δ	360,000	259,200
9.38%, 01/13/34Δ	207,000	143,865

		1,335,395

Virgin Islands (British) — 0.1%
GTL Trade Finance, Inc.
7.25%, 10/20/17 144A	189,000	205,065

Total Foreign Bonds (Cost $64,868,377)		65,108,168

MORTGAGE-BACKED SECURITIES — 0.4%
Bayview Commercial Asset Trust
0.52%, 07/25/36 144A†	188,377	138,937
Credit Suisse Mortgage Capital Certificates
5.70%, 09/15/40†	220,000	229,534
Federal National Mortgage Association
3.00%, 01/01/26 TBA	200,000	206,531
Government National Mortgage Association
4.50%, 01/01/41 TBA	100,000	108,906

Total Mortgage-Backed Securities (Cost $623,489)		683,908

MUNICIPAL BOND — 0.2%
State of Illinois, General Obligation
5.10%, 06/01/33
(Cost $329,176)	435,000	395,258

	Par	Value
U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bonds
3.50%, 02/15/39‡‡	$3,700,000	$4,162,500
4.25%, 05/15/39Δ	40,000	50,894
4.63%, 02/15/40Δ	140,000	188,847
3.88%, 08/15/40Δ	30,000	35,967

		4,438,208

U.S. Treasury Notes
4.50%, 04/30/12	30,000	30,437
1.00%, 05/15/14	10,000	10,167
2.63%, 07/31/14	50,000	52,941
2.38%, 09/30/14	110,000	116,076
1.75%, 07/31/15	90,000	93,952
1.25%, 08/31/15Δ	90,000	92,405
1.25%, 09/30/15Δ	90,000	92,348
2.00%, 01/31/16	170,000	179,377
1.88%, 10/31/17	10,000	10,457
3.38%, 11/15/19Δ	40,000	45,603
3.63%, 02/15/20	20,000	23,198
2.63%, 08/15/20	340,000	366,749
2.63%, 11/15/20Δ	1,300,000	1,399,735
3.63%, 02/15/21Δ	90,000	104,505
2.13%, 08/15/21Δ	100,000	102,578

		2,720,528

Total U.S. Treasury Obligations (Cost $6,231,404)		7,158,736

	Shares
COMMON STOCKS — 0.6%
Consumer Discretionary — 0.0%
General Motors Co.Δ*	69	1,398

Healthcare — 0.3%
Bristol-Myers Squibb Co.Δ	15,400	542,696

Materials & Processing — 0.3%
Georgia Gulf Corporation	3,161	61,608
PPG Industries, Inc.	5,751	480,151
Rock-Tenn Co. Class A	133	7,674

		549,433

Media — 0.0%
Dex One CorporationΔ	1,433	2,379

Producer Durables — 0.0%
Nortek, Inc.	179	4,683

Total Common Stocks (Cost $892,083)		1,100,589

FOREIGN COMMON STOCKS — 0.9%
Netherlands — 0.3%
Royal Dutch Shell PLC ADRΔ	6,443	470,919

Norway — 0.1%
Deep Ocean Group Holding+@	8,860	130,685

Spain — 0.5%
Repsol YPF SA ADRΔ	15,133	461,708
Telefonica SA ADRΔ	22,180	381,274

		842,982

Total Foreign Common Stocks (Cost $1,273,319)		1,444,586

See Notes to Schedule of Investments. 129

	Shares	Value
PREFERRED STOCKS — 1.3%
Bank of America Corporation CONV*	602	$474,388
Citigroup Capital XII	12,325	310,097
El Paso Energy Capital Trust I	500	23,020
Lucent Technologies Capital Trust I CONVΔ*	1,891	1,161,074
Preferred Blocker (GMAC), Inc.	400	286,738

Total Preferred Stocks (Cost $2,410,358)		2,255,317

RIGHTS/WARRANTS — 0.0%
Buffets Restaurants Holdings, Inc.	89	1
Charter Communications, Inc.	110	1,563
CMP Susquehanna Radio Holdings Corporation@	1,706	8,815
General Motors Co.	122	1,192
Nortek, Inc.@	184	230

Total Rights/Warrants (Cost $50,348)		11,801

MONEY MARKET FUNDS — 26.4%
GuideStone Money Market Fund (GS4 Class)¥	15,259,602	15,259,602
Northern Institutional Liquid Assets Portfolio§	29,584,211	29,584,211

Total Money Market Funds (Cost $44,843,813)		44,843,813

TOTAL INVESTMENTS — 114.8% (Cost $187,772,545)		195,350,527

Liabilities in Excess of Other Assets — (14.8)%		(25,183,297)

NET ASSETS — 100.0%		$170,167,230

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	42.5
Foreign Bonds	38.3
Money Market Funds	26.4
U.S. Treasury Obligations	4.2
Preferred Stocks	1.3
Foreign Common Stocks	0.9
Common Stocks	0.6
Mortgage-Backed Securities	0.4
Forward Foreign Currency Contracts	0.3
Municipal Bond	0.2
Agency Obligations	—	**
Rights/Warrants	—	**
Futures Contracts	(0.9)

	114.2

**	Rounds to less than 0.005%.

See Notes to Schedule of Investments.
130

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$33,000	$—	$33,000	$—
Common Stocks	1,100,589	1,100,589	—	—
Corporate Bonds	72,315,351	—	72,315,351	—
Foreign Bonds	65,108,168	—	65,099,916	8,252
Foreign Common Stocks	1,444,586	1,313,901	—	130,685
Money Market Funds	44,843,813	44,843,813	—	—
Mortgage-Backed Securities	683,908	—	683,908	—
Municipal Bond	395,258	—	395,258	—
Preferred Stocks	2,255,317	2,255,317	—	—
Rights/Warrants	11,801	2,985	1	8,815
U.S. Treasury Obligations	7,158,736	—	7,158,736	—

Total Assets — Investments in Securities	$195,350,527	$49,516,605	$145,686,170	$147,752

Other Financial Instruments***
Forward Foreign Currency Contracts	$804,377	$—	$804,377	$—
Futures Contracts	9,027	9,027	—	—

Total Assets — Other Financial Instruments	$813,404	$9,027	$804,377	$—

Other Financial Instruments***

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Common Stocks	Foreign Bonds	Foreign Common Stocks	Warrants
Balance, 12/31/10	$11,550	$11,550	$—	$—	$—
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	23,280	—	(3,300)	26,580	—
Purchases	104,105	—	—	104,105	—
Sales	—	—	—	—	—
Transfers in and/or out of Level 3(2)(3)	8,817	(11,550)	11,552	—	8,815

Balance, 12/31/11	$147,752	$—	$8,252	$130,685	$8,815

(1)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.
(2)

The Fund had a security valued at $2 as of December 31, 2010 that was transferred from Level 2 to Level 3 of the fair value hierarchy. The securities that transferred from Level 2 to Level 3 during the year ended December 31, 2011 did so as a result of the inability of the Fund to obtain a price which was determined using observable inputs. The value of the securities as of December 31, 2011 is $8,817.

(3)	Transfers in and/or out of Level 3 reflect the re-classification of a balance from December 31, 2010 in the amount of $11,550.

See Notes to Schedule of Investments.

Defensive Market Strategies Fund

The Defensive Market Strategies Fund was launched September 1, 2011. The Fund combines multiple strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.

The Fund met its investment objectives during the very volatile four month period, one characterized by a strong sell off in equity markets in the month of September followed by a powerful fourth quarter rally. The Fund provides lower sensitivity to market movements, thus reducing Fund volatility and helping ensure that the Fund experiences less significant drawdowns during significant equity market corrections like those experienced in September. Contrastingly, due to the Fund’s defensive posture, it is expected to participate to a lesser degree in strong market rallies, as was the case in the final quarter. Overall, the Fund posted a return of 2.43% for 2011.

The September equity market sell-off reflected a continuation of fears surrounding a slowing global economy, government fiscal policies and the European debt crisis. The Fund performed as expected in response to the adverse market conditions. The sharp downturn in equity markets in September benefited the relative performance of the Fund due to its defensive characteristics. For the month of September, the S&P 500® Index returned -7.09% while the Fund posted a return of -3.40%, or 3.69% better than its benchmark. This relative outperformance was primarily due to the defensively positioned portfolio that has significantly less market sensitivity (beta). Additionally, the higher quality, lower beta holdings in the Fund significantly outperformed the rest of the market in September.

The equity markets showed resilience in the fourth quarter and quickly erased a large portion of their previous losses suffered from prior months as markets cheered better economic news domestically. The sharp snap back in performance came primarily from October’s double-digit gains in stock markets both in the United States and abroad. During the fourth quarter, lower quality, higher beta stocks performed best. As expected, the Fund lagged the sharply rising equity markets, underperforming the S&P 500® Index by 5.78% in the fourth quarter to end the year with relative underperformance of 1.53% to the S&P 500® Index over its first four months of history.

The Fund’s investment in lower volatility and higher dividend stocks contributed to positive absolute and benchmark relative performance in 2011. The more conservatively positioned convertible bonds and long/short equity strategies detracted from both absolute and relative performance.

Some of the strategies utilized derivative instruments during the year. Currency forwards were utilized in an effort to hedge foreign currency risk associated with non-U.S. dollar investments. Overall these positions contributed positively, although marginally, to absolute and relative performance. In addition, some call and put options were utilized (all options being fully covered), to more efficiently implement desired position exposures in the portfolio or to reduce the risk associated with long-only equity positions. These positions had negligible positive and negative impacts on the Fund’s performance.

This Fund may be suitable for investors who have a medium to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Convertible securities valuations generally are more closely aligned with a company’s bonds than common stock. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 145 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
COMMON STOCKS — 54.1%
Consumer Discretionary — 7.1%
Advance Auto Parts, Inc.	1,500	$104,445
Aeropostale, Inc.*	7,610	116,053
Amazon.com, Inc.*	3,300	571,230
American Eagle Outfitters, Inc.	9,930	151,830
Ancestry.com, Inc.*	5,630	129,265
Asbury Automotive Group, Inc.*	6,260	134,966
AutoZone, Inc.*	1,700	552,449
Avon Products, Inc.	2,600	45,422
Bed Bath & Beyond, Inc.*	8,550	495,644
Big Lots, Inc.*	2,300	86,848
BorgWarner, Inc.*	2,270	144,690
CBS Corporation Class B	13,540	367,476
Chipotle Mexican Grill, Inc.*	3,000	1,013,220
Coach, Inc.	6,670	407,137
Coldwater Creek, Inc.*	72,620	85,692
Costco Wholesale Corporation	12,000	999,840
CROCS, Inc.*	9,310	137,509
Crumbs Bake Shop, Inc.*	10,060	40,240
Deckers Outdoor Corporation*	1,230	92,951
Dollar Tree, Inc.*	5,300	440,483
eBay, Inc.*	23,160	702,443
Estee Lauder Cos., Inc. (The) Class A	3,840	431,309
Expedia, Inc.*	800	23,216
Express, Inc.*	4,980	99,301
Family Dollar Stores, Inc.	10,280	592,745
GameStop Corporation Class A*	13,180	318,033
Gap, Inc. (The)	13,900	257,845
Genuine Parts Co.	6,600	403,920
Guess ?, Inc.	1,200	35,784
Hasbro, Inc.	8,300	264,687
Home Depot, Inc. (The)	5,700	239,628
J.C. Penney Co., Inc.	1,200	42,180
Jack in the Box, Inc.*	5,350	111,815
Kohl’s Corporation	6,500	320,775
Lowe’s Cos., Inc.	61,100	1,550,718
Lumber Liquidators Holdings, Inc.*	18,400	324,944
Marriott International, Inc. Class A	2,100	61,257
McDonald’s Corporation	11,140	1,117,676
NIKE, Inc. Class B	2,700	260,199
Nordstrom, Inc.	2,290	113,836
Omnicom Group, Inc.	5,500	245,190
O’Reilly Automotive, Inc.*	2,600	207,870
P.F. Chang’s China Bistro, Inc.	2,550	78,820
Panera Bread Co.*	4,600	650,670
PetSmart, Inc.	3,900	200,031
Polaris Industries, Inc.	1,600	89,568
priceline.com, Inc.*	700	327,397
RadioShack Corporation	4,960	48,161
Ralph Lauren Corporation	2,810	388,005
Scripps Networks Interactive, Inc. Class A	6,500	275,730
Stanley Black & Decker, Inc.	3,030	204,828
Starbucks Corporation	6,540	300,905
Starwood Hotels & Resorts Worldwide, Inc.	5,850	280,624
Steven Madden, Ltd.*	6,530	225,285
Target Corporation	11,000	563,420
Teavana Holdings, Inc.*	5,700	107,046

	Shares	Value
Tempur-Pedic International, Inc.*	3,230	$169,672
Time Warner, Inc.	17,900	646,906
TJX Cos., Inc.	3,100	200,105
TripAdvisor, Inc.*	3,240	81,680
Tupperware Brands Corporation	2,400	134,328
Under Armour, Inc. Class A*	1,620	116,300
Urban Outfitters, Inc.*	3,510	96,736
Vera Bradley, Inc.*	3,880	125,130
Vitamin Shoppe, Inc.*	3,160	126,021
Wal-Mart Stores, Inc.	28,600	1,709,136
Whirlpool Corporation	11,900	564,655
Williams-Sonoma, Inc.	3,730	143,605
Yum! Brands, Inc.	11,600	684,516

		22,382,041

Consumer Staples — 6.1%
Campbell Soup Co.	9,700	322,428
Church & Dwight Co., Inc.	16,900	773,344
Clorox Co. (The)	20,900	1,391,104
Coca-Cola Co. (The)	11,500	804,655
Colgate-Palmolive Co.	11,790	1,089,278
Dr. Pepper Snapple Group, Inc.	44,700	1,764,756
General Mills, Inc.	9,300	375,813
H.J. Heinz Co.	9,900	534,996
Hansen Natural Corporation*	1,150	105,961
Hershey Co. (The)	13,910	859,360
Hormel Foods Corporation	6,800	199,172
Kellogg Co.	13,200	667,524
Kimberly-Clark Corporation	22,200	1,633,032
Kraft Foods, Inc. Class A	1,100	41,096
Kroger Co. (The)	26,000	629,720
McCormick & Co., Inc.	8,400	423,528
PepsiCo, Inc.	8,200	544,070
Procter & Gamble Co. (The)	64,720	4,317,471
Safeway, Inc.	45,900	965,736
Sysco Corporation	21,500	630,595
Tyson Foods, Inc. Class A	7,250	149,640
Walgreen Co.	7,400	244,644
Whole Foods Market, Inc.	9,670	672,839

		19,140,762

Energy — 3.3%
Alpha Natural Resources, Inc.*	9,280	189,590
Anadarko Petroleum Corporation	7,820	596,901
Baker Hughes, Inc.	2,890	140,570
Basic Energy Services, Inc.*	11,020	217,094
Berry Petroleum Co.	9,050	380,281
Cabot Oil & Gas Corporation	4,940	374,946
Chevron Corporation	17,700	1,883,280
Cobalt International Energy, Inc.*	8,080	125,402
Concho Resources, Inc.*	5,510	516,562
Consol Energy, Inc.	2,830	103,861
CVR Energy, Inc.	4,570	85,596
Dawson Geophysical Co.*	1,490	58,900
EQT Corporation	6,350	347,916
Exxon Mobil Corporation	42,800	3,627,728
Gulfport Energy Corporation*	5,020	147,839
Hercules Offshore, Inc.*	16,790	74,548
Key Energy Services, Inc.*	19,660	304,140
Laredo Petroleum Holdings, Inc.*	2,470	55,081
McMoRan Exploration Co.*	7,880	114,654
National Oilwell Varco, Inc.	1,200	81,588

See Notes to Financial Statements.
133

	Shares	Value
Noble Energy, Inc.	450	$42,476
Northern Oil and Gas, Inc.*	7,180	172,176
Pioneer Natural Resources Co.	730	65,320
Plains Exploration & Production Co.*	4,220	154,958
RAM Energy Resources, Inc.*	490	1,534
Range Resources Corporation	630	39,022
Rex Energy Corporation*	4,830	71,291
Rowan Cos., Inc.*	2,940	89,170
SandRidge Energy, Inc.*	3,110	25,378
Schlumberger, Ltd.	980	66,944
Spectra Energy Corporation	3,100	95,325
Swift Energy Co.*	1,870	55,576
Valero Energy Corporation	4,200	88,410
Walter Energy, Inc.	1,960	118,698

		10,512,755

Financial Services — 8.9%
Affiliated Managers Group, Inc.*	3,390	325,270
Allstate Corporation (The)	9,700	265,877
Ameriprise Financial, Inc.	8,200	407,048
Aon Corporation	15,270	714,636
Bank of Hawaii Corporation	16,500	734,085
Brown & Brown, Inc.	7,880	178,324
Capitol Federal Financial, Inc.	237,200	2,737,288
CBRE Group, Inc.*	12,860	195,729
Chubb Corporation (The)	41,070	2,842,865
City National Corporation	3,800	167,884
Comerica, Inc.	28,440	733,752
Commerce Bancshares, Inc.	35,510	1,353,641
Cullen/Frost Bankers, Inc.	13,400	708,994
Discover Financial Services	3,600	86,400
Duke Realty Corporation REIT	26,120	314,746
Dun & Bradstreet Corporation (The)	5,400	404,082
Equifax, Inc.	14,670	568,316
Extra Space Storage, Inc. REIT	3,480	84,320
Factset Research Systems, Inc.	4,100	357,848
First Commonwealth Financial Corporation	7,780	40,923
First Horizon National Corporation	6,380	51,040
First Niagara Financial Group, Inc.	31,000	267,530
Fiserv, Inc.*	2,790	163,885
Fortegra Financial Corporation*	16,110	107,615
Goldman Sachs Group, Inc. (The)	2,263	204,643
Invesco, Ltd.	12,190	244,897
JPMorgan Chase & Co.	27,956	929,537
M&T Bank Corporation	5,900	450,406
Manning & Napier, Inc.*	5,360	66,946
MarketAxess Holdings, Inc.	7,450	224,320
Marsh & McLennan Cos., Inc.	107,100	3,386,502
Mastercard, Inc. Class A	1,330	495,851
MSCI, Inc.*	4,470	147,197
New York Community Bancorp, Inc.	1,700	21,029
Northern Trust Corporation	85,000	3,371,100
Ocwen Financial Corporation*	20,620	298,578
Oritani Financial Corporation	8,490	108,417
People’s United Financial, Inc.	94,600	1,215,610
Piedmont Office Realty Trust, Inc. REIT	30,000	511,200

	Shares	Value
Plum Creek Timber Co., Inc. REIT	2,910	$106,390
PNC Financial Services Group, Inc.	6,800	392,156
ProAssurance Corporation	1,600	127,712
Progressive Corporation (The)	1,000	19,510
Signature Bank*	1,540	92,385
SunTrust Banks, Inc.	20,800	368,160
SVB Financial Group*	400	19,076
T Rowe Price Group, Inc.	3,700	210,715
Texas Capital Bancshares, Inc.*	3,770	115,400
Total System Services, Inc.	2,100	41,076
Travelers Cos., Inc. (The)	3,200	189,344
Visa, Inc. Class A	1,100	111,683
W.R. Berkley Corporation	700	24,073
Wells Fargo & Co.	13,030	359,107
Western Union Co. (The)	11,490	209,807
WisdomTree Investments, Inc.*	14,193	85,868

		27,960,793

Healthcare — 9.2%
Abbott Laboratories	41,500	2,333,545
Acadia Healthcare Co., Inc.*	1,970	19,641
Achillion Pharmaceuticals, Inc.*	14,750	112,393
Aetna, Inc.	8,390	353,974
Air Methods Corporation*	1,880	158,766
Akorn, Inc.*	8,960	99,635
Alexion Pharmaceuticals, Inc.*	8,490	607,035
Align Technology, Inc.*	1,590	37,723
Allergan, Inc.	7,880	691,391
AMERIGROUP Corporation*	1,490	88,029
AmerisourceBergen Corporation	19,890	739,709
Amgen, Inc.	11,678	749,844
Analogic Corporation	1,170	67,064
Ariad Pharmaceuticals, Inc.*	6,150	75,338
Arthrocare Corporation*	12,910	408,989
Baxter International, Inc.	6,100	301,828
Becton, Dickinson and Co.	8,700	650,064
Biogen Idec, Inc.*	7,300	803,365
BioMarin Pharmaceuticals, Inc.*	3,820	131,332
Bristol-Myers Squibb Co.	51,400	1,811,336
C.R. Bard, Inc.	4,800	410,400
Cardinal Health, Inc.	3,200	129,952
CareFusion Corporation*	6,060	153,985
Celgene Corporation*	3,400	229,840
Cepheid, Inc.*	1,730	59,529
Cerner Corporation*	1,770	108,412
Computer Programs & Systems, Inc.	1,240	63,376
Conventry Health Care, Inc.*	1,190	36,140
Covance, Inc.*	500	22,860
Cubist Pharmaceuticals, Inc.*	3,140	124,407
Cyberonics, Inc.*	2,620	87,770
DaVita, Inc.*	200	15,162
DENTSPLY International, Inc.	1,700	59,483
Edwards Lifesciences Corporation*	600	42,420
Eli Lilly & Co.	32,800	1,363,168
Express Scripts, Inc.*	22,970	1,026,529
Gilead Sciences, Inc.*	8,100	331,533
Health Management Associates, Inc. Class A*	3,650	26,900
Healthspring, Inc.*	3,430	187,072

See Notes to Financial Statements.
134

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Henry Schein, Inc.*	500	$32,215
Humana, Inc.	600	52,566
Idenix Pharmaceuticals, Inc.*	1,830	13,624
IDEXX Laboratories, Inc.*	2,700	207,792
Infinity Pharmaceuticals, Inc.*	2,160	19,094
Intuitive Surgical, Inc.*	90	41,671
Johnson & Johnson	39,700	2,603,526
Laboratory Corporation of America Holdings*	6,100	524,417
McKesson Corporation	6,500	506,415
Medicis Pharmaceutical Corporation Class A	3,900	129,675
Medtronic, Inc.	4,060	155,295
Merck & Co., Inc.	100,720	3,797,144
Myriad Genetics, Inc.*	15,300	320,382
Onyx Pharmaceuticals, Inc.*	9,640	423,678
PAREXEL International Corporation*	3,490	72,383
Patterson Cos., Inc.	3,800	112,176
Perrigo Co.	900	87,570
Pfizer, Inc.	126,700	2,741,788
Quest Diagnostics, Inc.	1,900	110,314
Questcor Pharmaceuticals, Inc.*	3,420	142,204
Salix Pharmaceuticals, Ltd.*	1,060	50,721
Stryker Corporation	4,560	226,678
SXC Health Solutions Corporation*	1,450	81,896
United Therapeutics Corporation*	11,110	524,948
UnitedHealth Group, Inc.	10,200	516,936
Universal American Corporation	4,490	57,068
Varian Medical Systems, Inc.*	400	26,852
Watson Pharmaceuticals, Inc.*	4,950	298,683
WellCare Health Plans, Inc.*	5,370	281,925
WellPoint, Inc.	700	46,375
XenoPort, Inc.*	3,450	13,145
Zimmer Holdings, Inc.	300	16,026

		28,955,121

Materials & Processing — 1.6%
Allegheny Technologies, Inc.	1,660	79,348
Bemis Co., Inc.	500	15,040
Boise, Inc.	13,600	96,832
Celanese Corporation Class A	5,280	233,746
CF Industries Holdings, Inc.	370	53,643
Ecolab, Inc.	3,500	202,335
EI du Pont de Nemours & Co.	36,200	1,657,236
Fastenal Co.	4,800	209,328
Freeport-McMoRan Copper & Gold, Inc.	7,100	261,209
LSB Industries, Inc.*	3,650	102,309
Monsanto Co.	1,480	103,704
Mosaic Co. (The)	1,150	57,994
Newmont Mining Corporation	4,100	246,041
Owens Corning*	11,560	332,003
Owens-Illinois, Inc.*	12,130	235,079
Praxair, Inc.	500	53,450
Senomyx, Inc.*	10,000	34,800
Sherwin-Williams Co. (The)	3,000	267,810
Tronox, Inc.*	780	93,600
United States Steel Corporation	17,910	473,899
Vulcan Materials Co.	3,310	130,248

		4,939,654

	Shares	Value
Producer Durables — 5.8%
3M Co.	4,200	$343,266
AMETEK, Inc.	2,050	86,305
Automatic Data Processing, Inc.	19,300	1,042,393
BE Aerospace, Inc.*	2,690	104,130
Boeing Co. (The)	1,400	102,690
C.H. Robinson Worldwide, Inc.	5,100	355,878
Caterpillar, Inc.	2,230	202,038
Clean Harbors, Inc.*	10,840	690,833
Cummins, Inc.	1,870	164,597
Danaher Corporation	3,600	169,344
Delta Air Lines, Inc.*	15,680	126,851
Emerson Electric Co.	6,300	293,517
FedEx Corporation	1,200	100,212
General Dynamics Corporation	2,700	179,307
General Electric Co.	56,610	1,013,885
Genesee & Wyoming, Inc. Class A*	1,590	96,322
JB Hunt Transport Services, Inc.	2,270	102,309
KBR, Inc.	3,400	94,758
Knight Transportation, Inc.	23,900	373,796
Lockheed Martin Corporation	5,800	469,220
Molex, Inc.	83,000	1,641,740
MSC Industrial Direct Co., Inc. Class A	1,100	78,705
Northrop Grumman Corporation	2,300	134,504
Paychex, Inc.	23,500	707,585
Raytheon Co.	13,100	633,778
Republic Services, Inc.	43,600	1,201,180
Robbins & Myers, Inc.	2,010	97,586
Rockwell Automation, Inc.	8,800	645,656
SPX Corporation	3,240	195,275
Stericycle, Inc.*	7,800	607,776
Synopsys, Inc.*	5,500	149,600
Triumph Group, Inc.	580	33,901
Union Pacific Corporation	6,860	726,748
United Parcel Service, Inc. Class B	33,900	2,481,141
United Technologies Corporation	300	21,927
Verisk Analytics, Inc. Class A*	2,230	89,490
Waste Management, Inc.	83,100	2,718,201
WESCO International, Inc.*	2,970	157,440

		18,433,884

Technology — 4.5%
Active Network, Inc. (The)*	7,810	106,216
Altera Corporation	4,000	148,400
American Tower Corporation Class A	20,500	1,230,205
Anaren, Inc.*	4,270	70,967
Apple, Inc.*	2,930	1,186,650
Applied Materials, Inc.	126,800	1,358,028
Ariba, Inc.*	4,090	114,847
Aruba Networks, Inc.*	7,050	130,566
Bankrate, Inc.*	4,860	104,490
Broadcom Corporation Class A*	20,550	603,348
BroadSoft, Inc.*	2,420	73,084
Ceva, Inc.*	10,030	303,508
Cirrus Logic, Inc.*	6,380	101,123
Cisco Systems, Inc.	5,880	106,310

See Notes to Financial Statements.

	Shares	Value
Citrix Systems, Inc.*	4,710	$285,991
Cognizant Technology Solutions Corporation Class A*	4,190	269,459
Coherent, Inc.*	860	44,952
Digimarc Corporation*	6,430	153,613
Diodes, Inc.*	5,890	125,457
F5 Networks, Inc.*	3,550	376,726
Google, Inc. Class A*	1,710	1,104,489
GSI Group, Inc.*	10,050	102,812
HSW International, Inc.*	13,350	45,924
IAC/InterActiveCorp	12,100	515,460
Informatica Corporation*	200	7,386
Intel Corporation	21,200	514,100
International Business Machines Corporation	5,300	974,564
Intuit, Inc.	8,620	453,326
LAM Research Corporation*	2,830	104,767
LinkedIn Corporation*	3,700	233,137
Microsoft Corporation	32,200	835,912
NetApp, Inc.*	2,370	85,960
NETGEAR, Inc.*	2,050	68,819
ON Semiconductor Corporation*	15,430	119,120
Plexus Corporation*	2,910	79,676
QUALCOMM, Inc.	4,090	223,723
Red Hat, Inc.*	900	37,161
SanDisk Corporation*	9,210	453,224
Synchronoss Technologies, Inc.*	2,230	67,368
Taleo Corporation Class A*	4,530	175,266
Teradata Corporation*	3,500	169,785
Teradyne, Inc.*	9,510	129,621
Texas Instruments, Inc.	2,300	66,953
VeriFone Systems, Inc.*	5,110	181,507
VeriSign, Inc.*	3,300	117,876
VMware, Inc.*	1,360	113,138
Xilinx, Inc.	6,200	198,772

		14,073,786

Utilities — 7.6%
AGL Resources, Inc.	52,956	2,237,921
American Electric Power Co., Inc.	11,600	479,196
American Water Works Co., Inc.	900	28,674
AT&T, Inc.	127,700	3,861,648
CenterPoint Energy, Inc.	10,800	216,972
CenturyLink, Inc.	73,000	2,715,600
Consolidated Edison, Inc.	37,600	2,332,328
Dominion Resources, Inc.	3,800	201,704
DTE Energy Co.	3,400	185,130
Duke Energy Corporation	2,400	52,800
Exelon Corporation	10,700	464,059
ITC Holdings Corporation	1,030	78,156
NextEra Energy, Inc.	1,700	103,496
NiSource, Inc.	5,100	121,431
ONEOK, Inc.	3,900	338,091
PG&E Corporation	12,800	527,616
Piedmont Natural Gas Co., Inc.	21,300	723,774
Pinnacle West Capital Corporation	5,200	250,536
Portland General Electric Co.	35,200	890,208
Public Service Enterprise
Group, Inc.	13,200	435,732
Questar Corporation	26,600	528,276
Sempra Energy	18,800	1,034,000

	Shares	Value
Southern Co. (The)	22,200	$1,027,638
tw telecom, Inc.*	20,800	403,104
UGI Corporation	17,800	523,320
Verizon Communications, Inc.	25,800	1,035,096
WGL Holdings, Inc.	64,600	2,856,612
Wisconsin Energy Corporation	2,600	90,896
Xcel Energy, Inc.	8,500	234,940

		23,978,954

Total Common Stocks (Cost $161,562,034)		170,377,750

EQUITY LINKED SECURITIES — 0.7%
Credit Suisse NY	4,900	459,228
Deutsche Bank AG@	46,000	514,970
Goldman Sachs Group, Inc.	63,300	728,899
UBS AG	5,400	353,106

Total Equity Linked Securities (Cost $2,102,996)		2,056,203

FOREIGN COMMON STOCKS — 3.3%
Argentina — 0.0%
Arcos Dorados Holdings, Inc.	5,760	118,253

Bermuda — 0.3%
AXIS Capital Holdings, Ltd.	1,400	44,744
Energy XXI Bermuda, Ltd.*	2,540	80,975
Everest Re Group, Ltd.	6,100	512,949
Renaissance Re Holdings, Ltd.	4,110	305,661
Validus Holdings, Ltd.	2,170	68,355

		1,012,684

Canada — 0.3%
CGX Energy, Inc.*	22,726	23,423
Eastern Platinum, Ltd.*	27,310	14,476
Goldcorp, Inc.	2,860	126,555
Grande Cache Coal Corporation*	5,160	50,194
Inmet Mining Corporation	1,760	113,158
Lululemon Athletica, Inc.*	3,060	142,780
New Gold, Inc.*	9,850	99,288
Poseidon Concepts Corporation	2,810	34,341
QLT, Inc.*	5,860	42,192
Rubicon Minerals Corporation*	3,690	13,948
SEMAFO, Inc.	3,881	25,143
Silvercrest Mines, Inc.*	10,955	20,647
Thompson Creek
Metals Co., Inc.*	12,790	89,018

		795,163

China — 0.2%
PetroChina Co., Ltd. ADR	2,390	297,101
Ping An Insurance Group Co.	16,240	107,059
Sina Corporation*	1,970	102,440
Sohu.com, Inc.*	1,600	80,000

		586,600

France — 0.5%
Total SA	28,100	1,436,550

Germany — 0.2%
Siemens AG	5,500	526,332

Hong Kong — 0.1%
AIA Group, Ltd.	61,695	192,633
Sparkle Roll Group, Ltd.	682,531	65,910

		258,543

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Ireland — 0.4%
Accenture PLC, Class A	6,000	$319,380
Experian PLC	14,238	193,586
Shire PLC	3,950	137,592
Shire PLC ADR	4,940	513,266

		1,163,824

Israel — 0.0%
Mellanox Technologies, Ltd.*	3,100	100,719

Japan — 0.1%
Honda Motor Co., Ltd.	8,200	250,144

Luxembourg — 0.0%
Pacific Drilling SA*	9,790	91,047

Netherlands — 0.1%
ASML Holding N.V.	2,290	95,699
Koninklijke Philips Electronics NV	5,000	105,352
NXP Semiconductor NV*	5,040	77,465

		278,516

Norway — 0.0%
Petroleum Geo-Services ASA*	8,960	98,052

Panama — 0.0%
Banco Latinoamericano de Commercio Exterior SA, Class E	2,740	43,977

Spain — 0.0%
Grifols SA ADR*	280	1,548

Sweden — 0.1%
Atlas Copco AB, Class A	8,600	163,451
Svenska Handelsbanken AB	1,641	43,159

		206,610

Switzerland — 0.8%
ABB, Ltd.	6,500	122,346
ACE, Ltd.	2,400	168,288
Noble Corporation	8,530	257,777
Transocean, Ltd.	10,520	403,863
Tyco International, Ltd.	34,800	1,625,508
Wolseley PLC ADR	19,170	62,302

		2,640,084

United Kingdom — 0.2%
ARM Holdings PLC ADR	6,390	176,811
Imagination Technologies Group PLC*	9,850	83,980
Ophir Energy PLC*	10,269	46,057
Vodafone Group PLC	168,300	467,587

		774,435

Total Foreign Common Stocks (Cost $10,041,413)		10,383,081

EXCHANGE TRADED FUNDS — 0.2%
iShares Dow Jones U.S. Real Estate Index Fund	3,480	197,629
Market Vectors Semiconductor	4,240	129,023
ProShares Short Russell2000	5,880	174,519
SPDR S&P Homebuilders ETF	4,930	84,303

		585,474

Total Exchange Traded Funds (Cost $579,092)		585,474

	Shares	Value
EXCHANGE TRADED NOTE — 0.0%
iPath S&P 500 VIX Short-Term Futures ETN*
(Cost $25,487)	590	$20,963

PREFERRED STOCKS — 4.0%
Apache Corporation*	15,322	831,678
Bank of America Corporation*	200	157,604
Health Care REIT, Inc.*	1,000	51,170
Lucent Technologies Capital Trust I*	1,600	982,400
MetLife, Inc.*	8,500	523,770
National City Capital Trust III*	39,900	1,021,041
National City Capital Trust IV*	31,900	814,407
Stanley Black & Decker, Inc.*	26,200	3,071,950
Wells Fargo & Co.*	5,000	5,270,000

Total Preferred Stocks (Cost $13,006,463)		12,724,020

MASTER LIMITED PARTNERSHIPS — 0.9%
El Paso Pipeline Partners LP	15,200	526,224
Spectra Energy Partners LP	74,400	2,377,824

Total Master Limited Partnerships (Cost $2,768,962)		2,904,048

MONEY MARKET FUND — 6.6%
GuideStone Money Market Fund (GS4 Class)¥
(Cost $20,872,320)	20,872,320	20,872,320

	Par
CORPORATE BONDS — 25.5%
Advanced Micro Devices, Inc.
6.00%, 05/01/15	$1,700,000	1,668,125
Affiliated Managers Group, Inc.
3.95%, 08/15/38	1,500,000	1,635,000
Alaska Communications Systems Group, Inc.
6.25%, 05/01/18 144A	500,000	320,625
Alere, Inc.
3.00%, 05/15/16	1,000,000	952,500
Alexandria Real Estate Equities, Inc.
3.70%, 01/15/27 144A	1,200,000	1,204,500
Amgen, Inc.
0.38%, 02/01/13	1,000,000	1,008,750
Annaly Capital Management, Inc.
4.00%, 02/15/15	87,000	98,854
ARAMARK Corporation
8.50%, 02/01/15	500,000	515,000
Archer-Daniels-Midland Co.
0.88%, 02/15/14	1,000,000	1,010,000
Arris Group, Inc.
2.00%, 11/15/26	1,250,000	1,259,375
Avis Budget Group, Inc.
3.50%, 10/01/14	1,250,000	1,281,250
Best Buy Co., Inc.
2.25%, 01/15/22	232,000	232,580
Bill Barrett Corporation
5.00%, 03/15/28	1,500,000	1,509,375
Boston Properties LP
2.88%, 02/15/37	234,000	235,170
Bristow Group, Inc.
3.00%, 06/15/38	1,500,000	1,539,375

See Notes to Financial Statements. 137

	Par	Value
Charles River Laboratories International, Inc.
2.25%, 06/15/13	$1,500,000	$1,460,625
Chesapeake Energy Corporation
2.50%, 05/15/37	1,750,000	1,568,437
CIT Group, Inc.
7.00%, 05/01/15	500,000	501,625
Covanta Holding Corporation
3.25%, 06/01/14	500,000	523,750
DaVita, Inc.
6.63%, 11/01/20	500,000	516,250
Equinix, Inc.
2.50%, 04/15/12	1,250,000	1,296,875
Euronet Worldwide, Inc.
3.50%, 10/15/25	1,000,000	995,000
Exterran Holdings, Inc.
4.25%, 06/15/14	1,750,000	1,561,875
Frontier Communications Corporation
7.88%, 04/15/15	50,000	50,938
8.50%, 04/15/20	450,000	462,938
General Cable Corporation
0.88%, 11/15/13	1,500,000	1,387,500
Gilead Sciences, Inc.
1.00%, 05/01/14	1,250,000	1,375,000
Goodrich Petroleum Corporation
5.00%, 10/01/29	1,500,000	1,396,875
Group 1 Automotive, Inc.
2.25%, 06/15/36 STEP	1,250,000	1,320,312
Hanesbrands, Inc.
6.38%, 12/15/20	500,000	510,000
Health Care REIT, Inc.
3.00%, 12/01/29	1,000,000	1,148,750
Helix Energy Solutions Group, Inc.
3.25%, 12/15/25	1,250,000	1,259,375
Hercules Offshore, Inc.
3.38%, 06/01/38 STEP	1,000,000	901,250
Hologic, Inc.
2.00%, 12/15/37 STEP	1,250,000	1,198,438
Hornbeck Offshore Services, Inc.
1.63%, 11/15/26 STEP	1,500,000	1,507,500
Host Hotels & Resorts LP
3.25%, 04/15/24 144A@	2,776,000	3,011,960
2.63%, 04/15/27 144A@	1,270,000	1,279,525
2.50%, 10/15/29 144A@	229,000	284,819
Iconix Brand Group, Inc.
1.88%, 06/30/12	250,000	247,500
2.50%, 06/01/16 144A	1,000,000	951,250
Integra LifeSciences Holdings Corporation
2.38%, 06/01/12 144A	125,000	124,375
1.63%, 12/15/16 144A	875,000	752,500
Intel Corporation
2.95%, 12/15/35	716,000	749,115
Interpublic Group of Cos., Inc.
4.25%, 03/15/23	1,500,000	1,524,375
Janus Capital Group, Inc.
3.25%, 07/15/14	1,501,000	1,482,237
Jarden Corporation
7.50%, 05/01/17	500,000	532,500

	Par	Value
Leap Wireless International, Inc.
4.50%, 07/15/14	$2,000,000	$1,750,000
Lennar Corporation
2.00%, 12/01/20 144A	1,500,000	1,515,000
Liberty Interactive LLC
3.13%, 03/30/23	500,000	561,875
Life Technologies Corporation
1.50%, 02/15/24	478,000	480,390
LifePoint Hospitals, Inc.
3.50%, 05/15/14	4,778,000	4,909,395
Lincare Holdings, Inc.
2.75%, 11/01/37	251,000	256,648
Linear Technology Corporation
3.00%, 05/01/27	1,250,000	1,282,812
Medtronic, Inc.
1.63%, 04/15/13	1,000,000	1,012,500
Meritor, Inc.
4.63%, 03/01/26 STEP	1,250,000	928,125
Microchip Technology, Inc.
2.13%, 12/15/37	121,000	163,955
Micron Technology, Inc.
1.88%, 06/01/14	1,250,000	1,200,000
Mylan, Inc.
1.25%, 03/15/12	1,150,000	1,158,625
NBTY, Inc.
9.00%, 10/01/18	500,000	552,500
Newmont Mining Corporation
3.00%, 02/15/12	413,000	544,644
NuVasive, Inc.
2.75%, 07/01/17	1,000,000	733,750
Omnicare, Inc.
3.25%, 12/15/35	110,000	101,475
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/15 144A	1,740,000	1,626,900
Pantry, Inc.
3.00%, 11/15/12	500,000	491,250
Patriot Coal Corporation
3.25%, 05/31/13	1,750,000	1,605,625
Peabody Energy Corporation
4.75%, 12/15/41	2,320,000	2,378,000
ProLogis LP
3.25%, 03/15/15	1,250,000	1,295,312
RadioShack Corporation
2.50%, 08/01/13 144A	1,250,000	1,201,562
Rayonier TRS Holdings, Inc.
3.75%, 10/15/12	552,000	690,000
SanDisk Corporation
1.00%, 05/15/13	1,100,000	1,076,625
SBA Communications Corporation
1.88%, 05/01/13	750,000	850,312
Teva Pharmaceutical Finance Co. LLC
0.25%, 02/01/26	1,000,000	1,038,750
Trinity Industries, Inc.
3.88%, 06/01/36	2,000,000	1,965,000
tw telecom, Inc.
2.38%, 04/01/26	975,000	1,152,938
WebMD Health Corporation
2.25%, 03/31/16 144A	500,000	482,500
2.50%, 01/31/18 144A	750,000	702,188

See Notes to Financial Statements.
138

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Xm Satellite Radio, Inc.
7.00%, 12/01/14 144A	$300,000	$389,250

Total Corporate Bonds (Cost $80,347,258)		80,451,854

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Alpha Natural Resources, Inc., Strike Price $24.00, Expires 01/21/12 (KS)	337	9,099
Alpha Natural Resources, Inc., Strike Price $27.00, Expires 01/21/12 (KS)	84	672
Century Aluminum Co., Strike Price $10.00, Expires 01/21/12 (KS)	212	2,120
Cobalt International Energy, Inc., Strike Price $10.00, Expires 01/21/12 (KS)	168	840

Total Purchased Options (Cost $43,856)		12,731

TOTAL INVESTMENTS — 95.3% (Cost $291,349,881)		300,388,444

	Shares
COMMON STOCKS SOLD SHORT — (7.8)%
Consumer Discretionary — (1.4)%
AutoNation, Inc.*	(2,400)	(88,488)
Buckle, Inc. (The)	(2,310)	(94,410)
Cabela’s, Inc.*	(3,090)	(78,548)
CarMax, Inc.*	(1,980)	(60,350)
Cheesecake Factory, Inc. (The)*	(2,840)	(83,354)
Darden Restaurants, Inc.	(2,760)	(125,801)
Dick’s Sporting Goods, Inc.	(9,570)	(352,942)
Ethan Allen Interiors, Inc.	(10,470)	(248,244)
Francesca’s Holdings
Corporation*	(6,410)	(110,893)
Genesco, Inc.*	(1,390)	(85,819)
Hyatt Hotels Corporation*	(2,120)	(79,797)
Iconix Brand Group, Inc.*	(5,390)	(87,803)
J.C. Penney Co., Inc.	(9,430)	(331,464)
Kohl’s Corporation	(2,000)	(98,700)
Lear Corporation	(2,210)	(87,958)
Limited Brands, Inc.	(2,530)	(102,085)
Liz Claiborne, Inc.*	(10,870)	(93,808)
Lowes Cos., Inc.	(11,440)	(290,347)
Mattel, Inc.	(12,410)	(344,502)
Newell Rubbermaid, Inc.	(3,970)	(64,115)
Pier 1 Imports, Inc.*	(6,100)	(84,973)
priceline.com, Inc.*	(130)	(60,802)
PVH Corporation	(2,360)	(166,356)
Snap-on, Inc.	(4,060)	(205,517)
Tiffany & Co.	(3,860)	(255,764)
Time Warner, Inc.	(2,630)	(95,048)
Tractor Supply Co.	(1,520)	(106,628)
VF Corporation	(4,040)	(513,040)
Zumiez, Inc.*	(3,710)	(102,990)

		(4,500,546)

Consumer Staples — (0.4)%
Campbell Soup Co.	(7,470)	(248,303)
CVS Caremark Corporation	(15,410)	(628,420)
Dr. Pepper Snapple Group, Inc.	(4,250)	(167,790)
H.J. Hienz Co.	(4,140)	(223,725)

	Shares	Value
Peet’s Coffee & Tea, Inc.*	(910)	$(57,039)
Sanderson Farms, Inc.	(1,730)	(86,725)

		(1,412,002)

Energy — (0.9)%
Apache Corporation	(4,790)	(433,878)
Atwood Oceanics, Inc.*	(1,520)	(60,481)
Cimarex Energy Co.	(10,020)	(620,238)
Cloud Peak Energy, Inc.*	(4,060)	(78,439)
Continental Resources, Inc.*	(4,790)	(319,541)
Diamond Offshore
Drilling, Inc.	(4,750)	(262,485)
EOG Resources, Inc.	(580)	(57,136)
EXCO Resources, Inc.	(14,850)	(155,182)
Halliburton Co.	(5,680)	(196,017)
Hess Corporation	(1,040)	(59,072)
Patterson-UTI Energy, Inc.	(5,050)	(100,899)
Rosetta Resources, Inc.*	(1,240)	(53,940)
Sanchez Energy Corporation*	(2,380)	(41,079)
Southwestern Energy Co.*	(3,120)	(99,653)
Ultra Petroleum Corporation*	(10,740)	(318,226)
Whiting Petroleum Corporation*	(2,640)	(123,261)

		(2,979,527)

Financial Services — (1.7)%
Apartment Investment & Management Co. Class A REIT	(12,400)	(284,084)
Arthur J. Gallagher & Co.	(6,010)	(200,974)
BOK Financial Corporation	(1,690)	(92,832)
BRE Properties, Inc. REIT	(1,750)	(88,340)
City National Corporation	(6,500)	(287,170)
Corporationorate Office Properties Trust REIT	(4,030)	(85,678)
Cullen/Frost Bankers, Inc.	(5,580)	(295,238)
DFC Global Corporation*	(6,010)	(108,541)
Eaton Vance Corporation	(5,430)	(128,365)
Factset Research Systems, Inc.	(3,570)	(311,590)
Fair Isaac Corporation	(10,480)	(375,603)
Fidelity National Information Services, Inc.	(4,280)	(113,805)
Franklin Resources, Inc.	(4,820)	(463,009)
Global Payments, Inc.	(2,830)	(134,085)
IntercontinentalExchange, Inc.*	(1,070)	(128,988)
Jefferies Group, Inc.	(3,120)	(42,900)
Legg Mason, Inc.	(11,840)	(284,752)
LPL Investment Holdings, Inc.*	(4,120)	(125,825)
Markel Corporation*	(255)	(105,741)
Marsh & McLennan Cos., Inc.	(9,850)	(311,457)
National Penn Bancshares, Inc.	(14,290)	(120,608)
Northern Trust Corporation	(3,960)	(157,054)
Public Storage REIT	(670)	(90,088)
RLI Corporation	(2,620)	(190,893)
SL Green Realty Corporation REIT	(1,450)	(96,628)
T. Rowe Price Group, Inc.	(1,900)	(108,205)
Taubman Centers, Inc. REIT	(5,060)	(314,226)
Thomson Reuters Corporation	(3,790)	(101,079)
Torchmark Corporation	(2,980)	(129,302)
Travelers Cos., Inc. (The)	(2,900)	(171,593)

		(5,448,653)

Healthcare — (1.2)%
Abbott Laboratories	(5,630)	(316,575)

See Notes to Financial Statements. 139

	Shares	Value
Allscripts Healthcare Solutions, Inc.*	(3,350)	$(63,449)
Amgen, Inc.	(4,850)	(311,419)
athenahealth, Inc.*	(1,640)	(80,557)
Baxter International, Inc.	(5,010)	(247,895)
Becton Dickenson and Co.	(1,610)	(120,299)
Celgene Corporation	(6,770)	(457,652)
Chemed Corporation	(1,000)	(51,210)
Covance, Inc.*	(1,300)	(59,436)
DENTSPLY International, Inc.	(2,960)	(103,571)
Edwards Lifesciences Corporation	(2,520)	(178,164)
Hospira, Inc.*	(2,230)	(67,725)
IDEXX Laboratories, Inc.*	(3,300)	(253,968)
Immunogen, Inc.*	(3,640)	(42,151)
Insulet Corporation*	(4,940)	(93,020)
Johnson & Johnson	(6,860)	(449,879)
Laboratory Corporation of America Holdings*	(1,000)	(85,970)
MAKO Surgical Corporation*	(1,840)	(46,386)
Masimo Corporation*	(3,250)	(60,726)
Regeneron Pharmaceuticals, Inc.*	(1,210)	(67,070)
Spectrum Pharmaceuticals, Inc.*	(2,570)	(37,599)
St. Jude Medical, Inc.	(2,890)	(99,127)
Thermo Fisher Scientific, Inc.*	(1,840)	(82,745)
WellPoint, Inc.	(1,230)	(81,488)
Zeltiq Aesthetics, Inc.*	(2,940)	(33,398)
Zimmer Holdings, Inc.	(2,360)	(126,071)

		(3,617,550)

Materials & Processing — (0.6)%
Alcoa, Inc.	(40,890)	(353,698)
Bemis Co., Inc.	(8,360)	(251,469)
Carpenter Technology Corporation	(2,055)	(105,791)
Dow Chemical Co. (The)	(2,580)	(74,201)
Fastenal Co.	(5,930)	(258,607)
Martin Marietta Materials, Inc.	(1,460)	(110,099)
Masco Corporation	(26,940)	(282,331)
MolyCorp, Inc.*	(1,420)	(34,052)
NewMarket Corporation	(210)	(41,603)
Newmont Mining Corporation	(1,970)	(118,220)
Nucor Corporation	(3,570)	(141,265)
Valmont Industries, Inc.	(730)	(66,277)

		(1,837,613)

Producer Durables — (0.6)%
3M Co.	(5,290)	(432,352)
Actuant Corporation, Class A	(2,730)	(61,944)
Dover Corporation	(1,770)	(102,748)
Emerson Electric Co.	(7,020)	(327,062)
Graco, Inc.	(3,860)	(157,835)
PACCAR, Inc.	(4,490)	(168,240)
Parker Hannifin Corporation	(920)	(70,150)
Paychex Inc	(2,870)	(86,416)
Rockwell Collins, Inc.	(1,910)	(105,757)
Southwest Airlines Co.	(10,360)	(88,681)
Stericycle, Inc.*	(1,070)	(83,374)
Tidewater, Inc.	(1,340)	(66,062)
W.W. Grainger, Inc.	(440)	(82,364)

		(1,832,985)

Technology — (0.9)%
Adobe Systems, Inc.*	(16,400)	(463,628)

	Shares	Value
Amphenol Corporation Class A	(5,760)	$(261,446)
Autodesk, Inc.*	(12,500)	(379,125)
Dell, Inc.*	(9,050)	(132,402)
Groupon, Inc.*	(8,590)	(177,212)
Intel Corporation	(17,090)	(414,432)
KLA-Tencor Corporation	(2,570)	(124,002)
Linear Technology Corporation	(4,010)	(120,420)
Mitek Systems, Inc.*	(2,440)	(17,690)
NetSuite, Inc.*	(2,020)	(81,911)
QLogic Corporation*	(4,140)	(62,100)
Red Hat, Inc.*	(3,950)	(163,096)
Riverbed Technology, Inc.*	(4,900)	(115,150)
Semiconductor Holders Trust	(4,240)	(127,327)
Synaptics, Inc.*	(1,330)	(40,100)
Tech Data Corporation*	(4,160)	(205,546)

		(2,885,587)

Utilities — (0.1)%
j2 Global Communications, Inc.	(5,670)	(159,554)

Total Common Stocks Sold Short (Cost $(24,416,330))		(24,674,017)

FOREIGN COMMON STOCKS SOLD SHORT — (1.2)%
Austria — 0.0%
Erste Group Bank AG	(4,932)	(86,716)

Bermuda — (0.1)%
Nabors Industries, Ltd.*	(5,920)	(102,653)
Seadrill, Ltd.	(2,310)	(76,646)

		(179,299)

Brazil — 0.0%
Fibria Celulose SA ADR	(10,980)	(85,315)

Canada — (0.2)%
Celestica, Inc.*	(8,520)	(62,452)
Eldorado Gold Corporation	(4,360)	(59,776)
EnCana Corporation	(8,660)	(160,470)
Kinross Gold Corporation	(4,830)	(55,062)
Pan American Silver Corporation	(3,450)	(75,244)
Taseko Mines, Ltd.*	(10,570)	(28,856)
Tim Hortons, Inc.	(2,160)	(104,587)

		(546,447)

Cayman Islands — 0.0%
Herbalife, Ltd.	(1,440)	(74,405)

China — (0.2)%
Baidu, Inc. ADR*	(890)	(103,658)
China Petroleum & Chemical Corporation ADR	(2,820)	(296,241)
Feihe International, Inc.*	(3,100)	(8,029)
Home Inns & Hotels Management, Inc. ADR*	(1,750)	(45,150)

		(453,078)

Colombia — 0.0%
BanColombia SA ADR	(1,420)	(84,575)

France — 0.0%
Technip SA	(630)	(59,212)

Hong Kong — (0.1)%
BOC Hong Kong Holdings, Ltd.	(61,410)	(145,488)

See Notes to Financial Statements.
140

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Hang Seng Bank, Ltd.	(12,650)	$(150,091)

		(295,579)

India — (0.1)%
Infosys, Ltd. ADR	(3,790)	(194,730)

Ireland — 0.0%
Accenture PLC Class A	(1,530)	(81,442)
Alkermes PLC	(2,990)	(51,906)

		(133,348)

Mexico — 0.0%
America Movil SAB de CV ADR	(2,340)	(52,884)

Netherlands — (0.1)%
LyondellBasell Industries N.V. Class A	(5,340)	(173,497)
Sensata Technologies Holding N.V.*	(3,600)	(94,608)
Tornier NV*	(1,780)	(32,040)

		(300,145)

Norway — (0.1)%
Algeta ASA*	(2,500)	(63,954)
Yara International ASA	(2,280)	(91,492)

		(155,446)

Peru — 0.0%
Credicorp, Ltd.	(790)	(86,481)

South Africa — 0.0%
Gold Fields, Ltd. ADR	(6,960)	(106,140)

South Korea — 0.0%
POSCO ADR	(940)	(77,174)

Sweden — (0.1)%
Hennes & Mauritz AB Class B	(3,770)	(121,229)
Telefonaktiebolaget LM Ericsson ADR	(18,780)	(190,241)

		(311,470)

Switzerland — (0.1)%
Ace, Ltd.	(1,230)	(86,248)
STMicroelectronics NV	(17,470)	(103,597)

		(189,845)

United Kingdom — (0.1)%
Antofagasta PLC	(3,210)	(60,569)
Ensco PLC ADR	(5,820)	(273,074)
Smith & Nephew PLC ADR	(1,250)	(60,188)

		(393,831)

Total Foreign Common Stocks Sold Short (Cost $(3,950,184))		(3,866,120)

EXCHANGE TRADED FUNDS SOLD SHORT — (1.3)%
iShares Dow Jones US Oil Equipment & Services Index Fund	(6,560)	(340,621)
iShares Nasdaq Biotechnology Index Fund	(2,450)	(255,657)
iShares S&P 500 Index Fund	(3,220)	(405,591)
iShares S&P North American Technology-Software Index Fund	(1,930)	(104,452)
iShares S&P SmallCap 600 Index Fund	(3,560)	(243,077)
iShares Silver Trust*	(5,800)	(156,252)

	Shares	Value
Materials Select Sector SPDR Fund	(5,040)	$(168,840)
SPDR S&P 500 ETF Trust	(3,900)	(489,450)
SPDR S&P Metals & Mining ETF	(8,240)	(403,678)
SPDR S&P MidCap 400 ETF Trust	(630)	(100,510)
SPDR S&P Oil & Gas Equipment & Services ETF	(3,500)	(121,310)
SPDR S&P Oil & Gas Exploration & Production ETF	(5,770)	(304,021)
SPDR S&P Retail ETF	(8,680)	(456,134)
Vanguard Small-Cap Growth ETF	(1,390)	(106,196)
Vanguard Total Stock Market ETF	(4,280)	(275,204)

Total Exchange Traded Funds Sold Short (Cost $(3,897,004))		(3,930,993)

TOTAL SECURITIES SOLD SHORT — (10.3)% (Cost $(32,263,518))		(32,471,130)

	Number of Contracts
WRITTEN OPTION — 0.0%
Call Option — 0.0%
Cobalt International Energy, Inc., Strike Price $7.50, Expires 01/21/12 (KS)
(Premiums received $(4,032))		(840)

Other Assets in Excess of Liabilities — 15.0%		47,128,674

NET ASSETS — 100.0%		$315,045,148

Please see abbreviation and footnote definitions beginning on page 200.

See Notes to Financial Statements. 141

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	25.5
Healthcare	9.2
Financial Services	8.9
Utilities	7.6
Consumer Discretionary	7.1
Money Market Fund	6.6
Consumer Staples	6.1
Producer Durables	5.8
Technology	4.5
Preferred Stocks	4.0
Energy	3.3
Foreign Common Stocks	3.3
Futures Contracts	1.6
Materials & Processsing	1.6
Master Limited Partnerships	0.9
Equity Linked Securities	0.7
Exchange Traded Funds	0.2
Exchange Traded Note	— **
Purchased Options	— **
Written Option	— **
Forward Foreign Currency Contracts	(0.8)
Foreign Common Stocks Sold Short	(1.2)
Exchange Traded Funds Sold Short	(1.3)
Common Stocks Sold Short	(7.8)

85.8

**	Rounds to less than 0.005%.

See Notes to Financial Statements.
142

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$170,377,750	$170,377,750	$—	$—
Corporate Bonds	80,451,854	—	80,451,854	—
Equity Linked Securities	2,056,203	—	2,056,203
Exchange Traded Funds	585,474	585,474	—	—
Exchange Traded Note	20,963	20,963	—	—
Foreign Common Stocks	10,383,081	10,383,081	—	—
Master Limited Partnerships	2,904,048	2,904,048	—	—
Money Market Fund	20,872,320	20,872,320	—	—
Preferred Stocks	12,724,020	12,724,020	—	—
Purchased Options	12,731	10,611	2,120	—

Total Assets — Investments in Securities	$300,388,444	$217,878,267	$82,510,177	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$17,895	—	$17,895	$—
Futures Contracts	113,467	113,467	—	—

Total Assets — Other Financial Instruments	$131,362	$113,467	$17,895	$—

Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(24,674,017)	$(24,674,017)	$—	$—
Exchange Traded Funds Sold Short	(3,930,993)	(3,930,993)	—	—
Foreign Common Stocks Sold Short	(3,866,120)	(3,866,120)	—	—
Written Option	(840)	(840)	—	—

Total Liabilities — Investments in Securities	$(32,471,970)	$(32,471,970)	$—	$—

See Notes to Financial Statements.

Equity Index Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2011. The U.S. equity market showed resilience in the final quarter of the year as it overcame a dismal third quarter and ended the year in positive territory. The S&P 500® Index posted a fourth quarter return of 11.82%, bringing the return to a positive 2.11% for the one-year period ended December 31, 2011. The broader U.S. market, as measured by the Russell 3000® Index, gained 12.12% for the fourth quarter and 1.03% for the calendar year of 2011.

From a sector perspective, performance was mixed as five of the nine sectors within the Russell 3000® Index advanced during a year in which volatility prevailed. Defensive sectors such as utilities, consumer staples and healthcare were the best performers and experienced double-digit gains; whereas, the weakest performer was the financial services sector, which posted a double-digit loss for the year.

In terms of the underlying dynamics of equity market performance, low beta (or lower risk), high quality stocks generally outperformed during the year. Regarding market capitalization, large-cap companies outperformed their small-cap counterparts as the Russell 1000® Index posted a one-year return of 1.50%, while the Russell 2000® Index returned -4.18%. Style differentiation was evident as growth-oriented stocks outperformed value-oriented stocks across most market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index outpaced the Russell 1000® Value Index and posted one-year returns of 2.64% and 0.39%, respectively.

The Fund is passively managed and benchmarked against the S&P 500® Index. The Fund is comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. The GS4 Class of the Fund returned 2.75% for the one-year period ended December 31, 2011, as compared to a 2.11% return for the S&P 500® Index. The return differential was primarily a result of socially responsible investment restrictions and expenses of the Fund.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks.

Please see page 154 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Equity Index Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	3.00%	2.75%	2.11%
Five Year	-0.33%	-0.51%	-0.25%
Ten Year	2.71%	2.56%	2.92%
Since Inception	2.31%	2.22%	2.56%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.27%	0.52%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
COMMON STOCKS — 94.7%
Consumer Discretionary — 11.9%
Amazon.com, Inc.*	6,962	$1,205,122
Apollo Group, Inc. Class A*	2,129	114,689
AutoNation, Inc.Δ*	973	35,874
AutoZone, Inc.*	550	178,733
Avon Products, Inc.	8,252	144,162
Bed Bath & Beyond, Inc.*	4,613	267,416
Best Buy Co., Inc.Δ	5,770	134,845
Big Lots, Inc.*	1,121	42,329
BorgWarner, Inc.Δ*	2,000	127,480
Cablevision Systems Corporation	4,428	62,966
CarMax, Inc.*	4,332	132,039
Carnival CorporationΔ	8,611	281,063
CBS Corporation Class B	12,459	338,137
Chipotle Mexican Grill, Inc.*	598	201,969
Coach, Inc.	5,670	346,097
Comcast Corporation Class A	51,638	1,224,337
Costco Wholesale Corporation	8,265	688,640
Darden Restaurants, Inc.Δ	2,320	105,746
DeVry, Inc.	1,239	47,652
DIRECTV, Class A*	13,360	571,274
Discovery Communications, Inc.*	5,118	209,684
Dollar Tree, Inc.*	2,300	191,153
DR Horton, Inc.Δ	4,858	61,259
eBay, Inc.*	21,908	664,470
Estee Lauder Cos., Inc. (The) Class A	2,096	235,423
Expedia, Inc.Δ*	1,716	49,784
Family Dollar Stores, Inc.	2,145	123,681
Ford Motor Co.Δ	72,774	783,048
GameStop Corporation Class AΔ*	2,459	59,336
Gannett Co., Inc.	4,704	62,892
Gap, Inc. (The)Δ	6,744	125,101
Genuine Parts Co.Δ	2,997	183,416
Goodyear Tire & Rubber Co. (The)*	4,943	70,042
H&R Block, Inc.Δ	5,850	95,530
Harley-Davidson, Inc.	4,541	176,509
Harman International Industries, Inc.	1,346	51,202
Hasbro, Inc.Δ	2,303	73,443
Home Depot, Inc. (The)	29,314	1,232,361
Interpublic Group of Companies, Inc. (The)	8,293	80,691
J.C. Penney Co., Inc.Δ	2,818	99,053
Johnson Controls, Inc.	12,987	405,974
Kohl’s Corporation	4,797	236,732
Leggett & Platt, Inc.Δ	2,803	64,581
Lennar Corporation Class AΔ	3,110	61,111
Limited Brands, Inc.	4,599	185,570
Lowe’s Cos., Inc.	23,800	604,044
Macy’s, Inc.	7,898	254,158
Marriott International, Inc. Class A	5,050	147,308
Marriott International, Ltd. Placeholder Shares+	82,125	—
Mattel, Inc.Δ	6,308	175,110
McDonald’s Corporation	19,519	1,958,341
McGraw-Hill Co., Inc. (The)Δ	5,610	252,282
Netflix, Inc.Δ*	1,014	70,260

	Shares	Value
Newell Rubbermaid, Inc.	5,589	$90,262
News Corporation	41,671	743,411
NIKE, Inc. Class B	6,981	672,759
Nordstrom, Inc.	3,020	150,124
Omnicom Group, Inc.	5,159	229,988
Orchard Supply Hardware Stores Corporation, Class A+*	30	—
O’Reilly Automotive, Inc.*	2,424	193,799
priceline.com, Inc.*	931	435,438
PulteGroup, Inc.*	6,461	40,769
Ralph Lauren Corporation	1,237	170,805
Ross Stores, Inc.	4,284	203,619
Scripps Networks Interactive, Inc. Class A	1,906	80,853
Sears Holdings CorporationΔ*	673	21,388
Snap-on, Inc.	1,158	58,618
Stanley Black & Decker, Inc.	3,226	218,078
Staples, Inc.	12,983	180,334
Starbucks Corporation	14,260	656,103
Starwood Hotels & Resorts Worldwide, Inc.	3,729	178,880
Target Corporation	12,756	653,362
Tiffany & Co.Δ	2,450	162,337
Time Warner Cable, Inc.	6,093	387,332
Time Warner, Inc.	18,870	681,962
TJX Cos., Inc.	7,233	466,890
TripAdvisor, Inc.*	1,716	43,248
Urban Outfitters, Inc.Δ*	2,249	61,982
VF Corporation	1,705	216,518
Wal-Mart Stores, Inc.	33,281	1,988,873
Walt Disney Co. (The)	34,103	1,278,862
Washington Post Co. (The)Δ	98	36,927
Whirlpool CorporationΔ	1,462	69,372
Wyndham Worldwide Corporation	2,882	109,026
Yum! Brands, Inc.	8,750	516,337

		26,292,375

Consumer Staples — 7.8%
Archer-Daniels-Midland Co.	12,738	364,307
Campbell Soup Co.Δ	3,495	116,174
Clorox Co. (The)	2,608	173,589
Coca-Cola Co. (The)	43,255	3,026,552
Coca-Cola Enterprises, Inc.	5,844	150,658
Colgate-Palmolive Co.	9,233	853,037
ConAgra Foods, Inc.	7,857	207,425
CVS Caremark Corporation	24,788	1,010,855
Dean Foods Co.*	3,527	39,502
Dr. Pepper Snapple Group, Inc.	3,989	157,486
General Mills, Inc.	12,261	495,467
H.J. Heinz Co.Δ	5,987	323,537
Hershey Co. (The)	2,946	182,004
Hormel Foods CorporationΔ	2,583	75,656
J.M. Smucker Co. (The)	2,097	163,923
Kellogg Co.	4,604	232,824
Kimberly-Clark Corporation	7,497	551,479
Kraft Foods, Inc. Class A	33,744	1,260,676
Kroger Co. (The)	11,220	271,748
McCormick & Co., Inc.	2,535	127,815
Mead Johnson Nutrition Co.	3,925	269,765
PepsiCo, Inc.	29,754	1,974,178
Procter & Gamble Co. (The)	52,322	3,490,401
Safeway, Inc.Δ	6,303	132,615
Sara Lee Corporation	11,248	212,812

See Notes to Financial Statements.
146

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
SUPERVALU, Inc.Δ	4,104	$33,325
Sysco CorporationΔ	11,174	327,733
Tyson Foods, Inc. Class A	5,763	118,948
Walgreen Co.	16,816	555,937
Whole Foods Market, Inc.	3,047	212,010

		17,112,438

Energy — 12.0%
Alpha Natural Resources, Inc.*	4,345	88,768
Anadarko Petroleum Corporation	9,424	719,334
Apache Corporation	7,252	656,886
Baker Hughes, Inc.	8,341	405,706
Cabot Oil & Gas Corporation	2,007	152,331
Cameron International Corporation*	4,706	231,488
Chesapeake Energy Corporation	12,636	281,656
Chevron Corporation	37,814	4,023,410
ConocoPhillips	25,319	1,844,996
Consol Energy, Inc.	4,348	159,572
Denbury Resources, Inc.*	7,628	115,183
Devon Energy Corporation	7,668	475,416
Diamond Offshore Drilling, Inc.Δ	1,330	73,496
El Paso Corporation	14,772	392,492
EOG Resources, Inc.	5,053	497,771
EQT Corporation	2,869	157,193
Exterran Holdings, Inc.*	13	118
Exxon Mobil Corporation	91,177	7,728,163
First Solar, Inc.Δ*	1,151	38,858
FMC Technologies, Inc.Δ*	4,610	240,780
Halliburton Co.	17,358	599,025
Helmerich & Payne, Inc.	2,051	119,696
Hess Corporation	5,627	319,614
Marathon Oil Corporation	13,309	389,554
Marathon Petroleum Corporation	6,842	227,770
Murphy Oil Corporation	3,710	206,795
National Oilwell Varco, Inc.	7,980	542,560
Newfield Exploration Co.*	2,539	95,796
Noble Energy, Inc.	3,378	318,849
Occidental Petroleum Corporation	15,380	1,441,106
Peabody Energy Corporation	5,193	171,940
Pioneer Natural Resources Co.	2,343	209,652
QEP Resources, Inc.	3,403	99,708
Range Resources Corporation	2,888	178,883
Rowan Cos., Inc.Δ*	2,445	74,157
Schlumberger, Ltd.	25,518	1,743,135
Southwestern Energy Co.*	6,691	213,711
Spectra Energy Corporation	12,446	382,714
Sunoco, Inc.Δ	1,977	81,097
Tesoro Corporation*	2,765	64,590
Valero Energy Corporation	10,458	220,141
Williams Cos., Inc. (The)	11,287	372,697

		26,356,807

Financial Services — 14.1%
Aflac, Inc.	8,950	387,177
Allstate Corporation (The)	9,659	264,753
American Express Co.	19,177	904,579
American International Group, Inc.Δ*	8,387	194,578
Ameriprise Financial, Inc.	4,135	205,261

	Shares	Value
Aon Corporation	6,122	$286,510
Apartment Investment & Management Co. Class A REIT	2,314	53,014
Assurant, Inc.	1,697	69,679
AvalonBay Communities, Inc. REITΔ	1,762	230,117
Bank of America Corporation	193,377	1,075,176
Bank of New York Mellon Corporation (The)Δ	23,260	463,107
BB&T Corporation	13,288	334,459
Berkshire Hathaway, Inc.*	33,415	2,549,564
BlackRock, Inc.	1,967	350,598
Boston Properties, Inc. REIT	2,793	278,183
Capital One Financial Corporation	8,788	371,644
CBRE Group, Inc.*	6,321	96,206
Charles Schwab Corporation (The)	20,892	235,244
Chubb Corporation (The)	5,228	361,882
Cincinnati Financial CorporationΔ	3,141	95,675
Citigroup, Inc.	55,534	1,461,100
CME Group, Inc.	1,247	303,856
Comerica, Inc.	3,797	97,963
Discover Financial Services	10,474	251,376
Dun & Bradstreet Corporation (The)	881	65,925
E*TRADE Financial Corporation*	4,860	38,686
Equifax, Inc.	2,346	90,884
Equity Residential REIT	5,667	323,189
Federated Investors, Inc. Class BΔ	1,746	26,452
Fidelity National Information Services, Inc.	4,773	126,914
Fifth Third Bancorp	17,546	223,185
First Horizon National Corporation	5,011	40,088
First Horizon National Corporation Placeholder Shares+	271,852	—
Fiserv, Inc.Δ*	2,749	161,476
Franklin Resources, Inc.	2,768	265,894
Genworth Financial, Inc. Class A*	8,940	58,557
Goldman Sachs Group, Inc. (The)	9,281	839,281
Hartford Financial Services Group, Inc.	8,562	139,132
HCP, Inc. REIT	7,837	324,687
Health Care REIT, Inc.Δ	3,611	196,908
Host Hotels & Resorts, Inc. REIT	13,174	194,580
Hudson City Bancorp, Inc.Δ	9,311	58,194
Huntington Bancshares, Inc.	16,431	90,206
IntercontinentalExchange, Inc.*	1,413	170,337
Invesco, Ltd.	8,362	167,993
JPMorgan Chase & Co.	72,068	2,396,261
KeyCorp	18,137	139,474
Kimco Realty Corporation REIT	7,829	127,143
Legg Mason, Inc.Δ	2,496	60,029
Leucadia National Corporation	3,799	86,389
Lincoln National Corporation	5,427	105,392
Loews Corporation	5,666	213,325
M&T Bank Corporation	2,358	180,010

See Notes to Financial Statements. 147

	Shares	Value
Marsh & McLennan Cos., Inc.	10,196	$322,398
Mastercard, Inc. Class A	2,023	754,215
MetLife, Inc.	20,277	632,237
Moody’s Corporation	3,806	128,186
Morgan Stanley	28,601	432,733
NASDAQ OMX Group, Inc. (The)*	2,495	61,152
Northern Trust Corporation	4,698	186,323
NYSE Euronext	5,035	131,413
People’s United Financial, Inc.	7,109	91,351
Plum Creek Timber Co., Inc. REITΔ	3,098	113,263
PNC Financial Services Group, Inc.	10,085	581,602
Principal Financial Group, Inc.	5,746	141,352
Progressive Corporation (The)	11,960	233,340
ProLogis, Inc. REIT	8,739	249,848
Prudential Financial, Inc.	8,867	444,414
Public Storage REIT	2,679	360,218
Regions Financial Corporation	24,058	103,449
Simon Property Group, Inc. REIT	5,649	728,382
SLM Corporation	9,357	125,384
State Street Corporation	9,427	380,002
SunTrust Banks, Inc.	10,272	181,814
T. Rowe Price Group, Inc.Δ	4,807	273,759
Torchmark Corporation	2,017	87,518
Total System Services, Inc.	3,083	60,303
Travelers Cos., Inc. (The)	7,851	464,544
Unum Group	5,230	110,196
US Bancorp	36,385	984,214
Ventas, Inc. REIT	5,518	304,207
Visa, Inc. Class A	9,692	984,029
Vornado Realty Trust REIT	3,431	263,707
Wells Fargo & Co.	100,247	2,762,807
Western Union Co. (The)	11,561	211,104
Weyerhaeuser Co. REIT	10,357	193,365
Zions BancorporationΔ	3,140	51,119

		30,966,240

Healthcare — 11.3%
Abbott Laboratories	29,696	1,669,806
Aetna, Inc.	6,732	284,023
Allergan, Inc.	5,821	510,735
AmerisourceBergen Corporation	4,982	185,281
Amgen, Inc.Δ	15,028	964,948
Baxter International, Inc.	10,750	531,910
Becton, Dickinson and Co.	4,060	303,363
Biogen Idec, Inc.*	4,649	511,622
Boston Scientific Corporation*	27,489	146,791
Bristol-Myers Squibb Co.	32,276	1,137,406
C.R. Bard, Inc.	1,644	140,562
Cardinal Health, Inc.	6,489	263,518
CareFusion Corporation*	4,289	108,983
Celgene Corporation*	8,463	572,099
Cerner Corporation*	2,776	170,030
CIGNA Corporation	5,494	230,748
Conventry Health Care, Inc.*	2,845	86,403
DaVita, Inc.*	1,794	136,003
DENTSPLY International, Inc.Δ	2,702	94,543
Edwards Lifesciences Corporation*	2,204	155,823
Eli Lilly & Co.	19,287	801,568

	Shares	Value
Express Scripts, Inc.*	9,149	$408,869
Forest Laboratories, Inc.*	5,187	156,959
Gilead Sciences, Inc.*	14,278	584,399
Hospira, Inc.*	3,221	97,822
Humana, Inc.	3,117	273,080
Intuitive Surgical, Inc.*	732	338,923
Johnson & Johnson	51,877	3,402,094
Laboratory Corporation of America Holdings*	1,921	165,148
Life Technologies Corporation*	3,431	133,500
McKesson Corporation	4,706	366,644
Medco Health Solutions, Inc.*	7,417	414,610
Medtronic, Inc.	19,962	763,547
Merck & Co., Inc.Δ	57,977	2,185,733
Mylan, Inc.*	7,944	170,478
Patterson Cos., Inc.Δ	1,850	54,612
PerkinElmer, Inc.	2,160	43,200
Perrigo Co.	1,800	175,140
Pfizer, Inc.Δ	146,159	3,162,881
Quest Diagnostics, Inc.Δ	3,019	175,283
St. Jude Medical, Inc.	6,016	206,349
Stryker Corporation	6,196	308,003
Tenet Healthcare CorporationΔ*	7,097	36,408
Thermo Fisher Scientific, Inc.*	7,135	320,861
UnitedHealth Group, Inc.	20,198	1,023,635
Varian Medical Systems, Inc.*	2,049	137,549
Watson Pharmaceuticals, Inc.*	2,430	146,626
WellPoint, Inc.	6,601	437,316
Zimmer Holdings, Inc.	3,364	179,705

		24,875,539

Materials & Processing — 3.8%
Air Products & Chemicals, Inc.	3,963	337,608
Airgas, Inc.Δ	1,340	104,627
Alcoa, Inc.	20,431	176,728
Allegheny Technologies, Inc.	2,039	97,464
Ball Corporation	3,212	114,701
Bemis Co., Inc.Δ	1,810	54,445
CF Industries Holdings, Inc.	1,261	182,820
Cliffs Natural Resources, Inc.	2,575	160,551
Dow Chemical Co. (The)	22,592	649,746
Eastman Chemical Co.	2,724	106,399
Ecolab, Inc.	5,598	323,620
EI du Pont de Nemours & Co.Δ	17,594	805,453
Fastenal Co.Δ	5,653	246,527
FMC Corporation	1,372	118,047
Freeport-McMoRan Copper & Gold, Inc.	17,897	658,431
International Flavors & Fragrances, Inc.	1,535	80,465
International Paper Co.	8,374	247,870
Masco Corporation	6,420	67,282
MeadWestvaco Corporation	3,222	96,499
Monsanto Co.	10,192	714,153
Mosaic Co. (The)	5,733	289,115
Newmont Mining Corporation	9,519	571,235
Nucor CorporationΔ	6,111	241,812
Owens-Illinois, Inc.*	2,896	56,125
PPG Industries, Inc.	2,912	243,123
Praxair, Inc.	5,707	610,078
Precision Castparts Corporation	2,698	444,603
Sealed Air Corporation	3,252	55,967
Sherwin-Williams Co. (The)	1,595	142,386

See Notes to Financial Statements.
148

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Sigma-Aldrich CorporationΔ	2,332	$145,657
Titanium Metals Corporation	1,727	25,871
United States Steel CorporationΔ	2,762	73,083
Vulcan Materials Co.Δ	2,491	98,021

		8,340,512

Producer Durables — 10.3%
3M Co.	13,302	1,087,172
Agilent Technologies, Inc.*	6,683	233,437
Automatic Data Processing, Inc.	9,390	507,154
Avery Dennison CorporationΔ	2,140	61,375
Boeing Co. (The)	14,134	1,036,729
C.H. Robinson Worldwide, Inc.	3,124	217,993
Caterpillar, Inc.	12,305	1,114,833
Cintas Corporation	2,141	74,528
Cooper Industries PLC	2,881	156,006
CSX Corporation	19,705	414,987
Cummins, Inc.	3,651	321,361
Danaher Corporation	10,723	504,410
Deere & Co.	7,895	610,678
Dover Corporation	3,576	207,587
Eaton Corporation	6,237	271,497
Emerson Electric Co.	14,029	653,611
Expeditors International of Washington, Inc.	4,070	166,707
FedEx Corporation	6,058	505,904
FLIR Systems, Inc.	3,049	76,438
Flowserve Corporation	1,067	105,974
Fluor Corporation	3,142	157,886
General Dynamics Corporation	6,815	452,584
General Electric Co.	201,087	3,601,468
Goodrich Corporation	2,400	296,880
Honeywell International, Inc.	14,591	793,021
Illinois Tool Works, Inc.	9,157	427,723
Iron Mountain, Inc.	3,504	107,923
Jacobs Engineering Group, Inc.Δ*	2,431	98,650
Joy Global, Inc.	2,010	150,690
L-3 Communications Holdings, Inc.Δ	1,883	125,558
Lexmark International, Inc. Class A	1,212	40,081
Lockheed Martin Corporation	5,053	408,788
Norfolk Southern Corporation	6,335	461,568
Northrop Grumman Corporation	5,055	295,616
PACCAR, Inc.Δ	6,699	251,012
Pall CorporationΔ	2,222	126,987
Parker Hannifin Corporation	2,764	210,755
Paychex, Inc.	6,174	185,899
Pitney Bowes, Inc.Δ	3,922	72,714
Quanta Services, Inc.*	4,125	88,853
Raytheon Co.	6,613	319,937
Republic Services, Inc.	5,784	159,349
Robert Half International, Inc.	2,613	74,366
Rockwell Automation, Inc.	2,638	193,550
Rockwell Collins, Inc.Δ	2,956	163,674
Roper Industries, Inc.	1,836	159,493
RR Donnelley & Sons Co.Δ	3,600	51,948
Ryder System, Inc.	987	52,449
Southwest Airlines Co.	15,189	130,018
Stericycle, Inc.*	1,646	128,256
Textron, Inc.Δ	5,310	98,182

	Shares	Value
Union Pacific Corporation	9,223	$977,085
United Parcel Service, Inc. Class B	18,337	1,342,085
United Technologies Corporation	17,196	1,256,856
W.W. Grainger, Inc.	1,130	211,525
Waste Management, Inc.Δ	8,786	287,390
Waters Corporation*	1,759	130,254
Xerox Corporation	26,905	214,164

		22,633,618

Technology — 16.7%
Adobe Systems, Inc.Δ*	9,253	261,582
Advanced Micro Devices, Inc.Δ*	10,882	58,763
Akamai Technologies, Inc.*	3,587	115,788
Altera Corporation	6,189	229,612
American Tower Corporation Class A	7,441	446,534
Amphenol Corporation Class A	3,142	142,615
Analog Devices, Inc.	5,749	205,699
Apple, Inc.*	17,676	7,158,780
Applied Materials, Inc.	24,332	260,596
Autodesk, Inc.*	4,438	134,605
BMC Software, Inc.*	3,093	101,389
Broadcom Corporation Class A*	9,168	269,172
CA, Inc.	6,776	136,977
Cisco Systems, Inc.	102,137	1,846,637
Citrix Systems, Inc.*	3,612	219,321
Cognizant Technology Solutions Corporation Class A*	5,692	366,052
Computer Sciences Corporation	2,971	70,413
Corning, Inc.	30,180	391,736
Dell, Inc.*	29,142	426,347
Electronic Arts, Inc.*	6,387	131,572
EMC Corporation*	38,915	838,229
F5 Networks, Inc.*	1,459	154,829
Google, Inc. Class A*	4,801	3,100,966
Harris CorporationΔ	2,146	77,342
Hewlett-Packard Co.	37,614	968,937
Intel Corporation	96,759	2,346,406
International Business Machines Corporation	22,399	4,118,728
Intuit, Inc.	5,659	297,607
Jabil Circuit, Inc.	3,496	68,731
JDS Uniphase Corporation*	4,366	45,581
Juniper Networks, Inc.*	10,243	209,060
KLA-Tencor Corporation	3,228	155,751
Linear Technology Corporation	4,371	131,261
LSI Corporation*	9,748	58,001
Microchip Technology, Inc.Δ	3,659	134,029
Micron Technology, Inc.Δ*	19,571	123,102
Microsoft Corporation	142,279	3,693,563
Molex, Inc.Δ	2,666	63,611
Motorola Mobility Holdings, Inc.*	5,066	196,561
Motorola Solutions, Inc.	5,384	249,225
NetApp, Inc.*	6,766	245,403
Novellus Systems, Inc.*	1,339	55,287
NVIDIA Corporation*	11,538	159,917
Oracle Corporation	74,978	1,923,186
QUALCOMM, Inc.	31,956	1,747,993
Red Hat, Inc.*	3,707	153,062
SAIC, Inc.Δ*	5,321	65,395

See Notes to Financial Statements. 149

	Shares	Value
Salesforce.com, Inc.*	2,628	$266,637
SanDisk Corporation*	4,586	225,677
Symantec Corporation*	13,868	217,034
Teradata Corporation*	3,237	157,027
Teradyne, Inc.*	3,577	48,754
Texas Instruments, Inc.	21,571	627,932
VeriSign, Inc.Δ*	2,937	104,910
Western Digital Corporation*	4,459	138,006
Xilinx, Inc.	5,102	163,570
Yahoo!, Inc.*	23,684	382,023

		36,687,523

Utilities — 6.8%
AES Corporation (The)*	12,613	149,338
AGL Resources, Inc.	2,247	94,958
Ameren Corporation	4,649	154,021
American Electric Power Co., Inc.	9,306	384,431
AT&T, Inc.	112,759	3,409,832
CenterPoint Energy, Inc.	8,168	164,095
CenturyLink, Inc.Δ	11,800	438,960
CMS Energy CorporationΔ	4,874	107,618
Consolidated Edison, Inc.Δ	5,655	350,780
Constellation Energy Group, Inc.	3,874	153,682
Dominion Resources, Inc.	10,854	576,130
DTE Energy Co.	3,255	177,235
Duke Energy CorporationΔ	25,121	552,662
Edison International	6,309	261,193
Entergy Corporation	3,276	239,312
Exelon CorporationΔ	12,492	541,778
FirstEnergy Corporation	8,014	355,020
Frontier Communications CorporationΔ	19,145	98,597
Integrys Energy Group, Inc.	1,404	76,069
MetroPCS Communications, Inc.*	6,080	52,774
NextEra Energy, Inc.Δ	7,932	482,900
NiSource, Inc.Δ	5,375	127,979
Northeast Utilities	3,403	122,746
NRG Energy, Inc.*	4,048	73,350
ONEOK, Inc.	1,935	167,745
Pepco Holdings, Inc.	4,317	87,635
PG&E Corporation	7,634	314,673
Pinnacle West Capital Corporation	2,095	100,937
PPL Corporation	11,037	324,709
Progress Energy, Inc.	5,680	318,194
Public Service Enterprise Group, Inc.	9,699	320,164
SCANA CorporationΔ	2,190	98,681
Sempra Energy	4,590	252,450
Southern Co. (The)	16,372	757,860
Sprint Nextel Corporation*	57,575	134,726
TECO Energy, Inc.Δ	3,986	76,292
Verizon Communications, Inc.	53,870	2,161,264
Windstream CorporationΔ	10,675	125,324
Wisconsin Energy Corporation	4,484	156,761
Xcel Energy, Inc.	9,302	257,107
Xylem, Inc.	3,570	91,713

		14,891,695

Total Common Stocks (Cost $174,158,093)		208,156,747

	Shares	Value
FOREIGN COMMON STOCKS — 1.2%
Bermuda — 0.0%
Nabors Industries, Ltd.*	5,522	$95,751

Ireland — 0.6%
Accenture PLC Class A	12,199	649,353
Covidien PLC	9,285	417,918
Ingersoll-Rand PLC	5,821	177,366
Xl Group PLC	5,999	118,600

		1,363,237

Switzerland — 0.6%
ACE, Ltd.	6,467	453,466
Noble Corporation	4,840	146,265
TE Connectivity, Ltd.	8,049	247,990
Tyco International, Ltd.	8,751	408,759

		1,256,480

Total Foreign Common Stocks (Cost $2,852,980)		2,715,468

PREFERRED STOCK — 0.0%
Orchard Supply Hardware Stores Corporation+
(Cost $131)	30	—

RIGHTS/WARRANTS — 0.0%
American International Group Fractional Warrants+
(Cost $0)	65,600	—

MONEY MARKET FUNDS — 11.9%
GuideStone Money Market Fund (GS4 Class)¥	7,806,447	7,806,447
Northern Institutional Liquid Assets Portfolio§	18,335,064	18,335,064

Total Money Market Funds (Cost $26,141,511)		26,141,511

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.01%, 05/03/12‡‡	$280,000	279,992
0.01%, 05/03/12‡‡	20,000	19,999
0.02%, 05/03/12‡‡	10,000	9,999
0.02%, 05/03/12‡‡	205,000	204,984
0.03%, 05/03/12‡‡	20,000	19,985

Total U.S. Treasury Obligations (Cost $534,974)		534,959

TOTAL INVESTMENTS — 108.1% (Cost $203,687,689)		237,548,685
Liabilities in Excess of Other Assets — (8.1)%		(17,752,191)

NET ASSETS — 100.0%		$219,796,494

Please see abbreviation and footnote definitions beginning on page 200.

See Notes to Financial Statements.
150

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

	%
Technology	16.7
Financial Services	14.1
Energy	12.0
Consumer Discretionary	11.9
Money Market Funds	11.9
Healthcare	11.3
Producer Durables	10.3
Consumer Staples	7.8
Utilities	6.8
Futures Contracts	3.9
Materials & Processing	3.8
Foreign Common Stocks	1.2
U.S. Treasury Obligations	0.3
Preferred Stock	—	**
Rights/Warrants	—	**

	112.0

**	Rounds to less than 0.005%.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$208,156,747	$208,156,747	$—	$—
Foreign Common Stocks	2,715,468	2,715,468	—	—
Money Market Funds	26,141,511	26,141,511	—	—
Preferred Stocks	—	—	—	—
Rights/Warrants	—	—	—	—
U.S. Treasury Obligations	534,959	—	534,959	—

Total Assets — Investments in Securities	$237,548,685	$237,013,726	$534,959	$—

Other Financial Instruments***
Futures Contracts	$254,558	$254,558	$—	$—

Total Assets — Other Financial Instruments	$254,558	$254,558	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

See Notes to Financial Statements. 151

Real Estate Securities Fund

The Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provides the capacity for sustained dividend increases. The Fund is diversified among property sectors and geographical locations. The Fund became a registered mutual fund on December 29, 2006, but prior to that, it was offered as a private fund that operated from 2000 to 2006.

With continued economic uncertainty and volatility, U.S. property stocks outperformed the broader equity market in 2011 supported by well capitalized balance sheets, limited supply and relatively attractive dividend yields. The Fund slightly underperformed its benchmark, the Dow Jones U.S. Select Real Estate Securities IndexSM, (8.51% versus 8.87%) in 2011. Stock selection was strong in a number of sectors, including regional malls, office, apartments, retail and self-storage. Positive selection in these sectors was slightly offset by poor selection in the healthcare and industrial sectors during the year. Sector allocation was slightly detractive to portfolio performance, the prominent driver being the minimal overweight to the hotel and industrial sectors on average throughout the year which were the worst performing sectors.

This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded real estate securities.

This Fund invests substantial assets in Real Estate Investment Trusts (“REITs”) that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Please see page 157 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Real Estate Securities Fund

Average Annual Total Returns as of 12/31/11
	GS4 Class*	Benchmark**
One Year	8.51%	8.87%
Five Year	-1.73%	-2.22%
Since Inception	-1.65%	-2.15%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.11%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Dow Jones Wilshire Real Estate Securities Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Dow Jones U.S. Select Real Estate Securities IndexSM is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
COMMON STOCKS — 96.5%
Financial Services — 95.4%
Alexander’s, Inc. REITΔ	2,125	$786,314
Apartment Investment & Management Co. Class A REIT	78,950	1,808,744
Associated Estates Realty Corporation REIT	10,900	173,855
AvalonBay Communities, Inc. REITΔ	48,385	6,319,081
Boston Properties, Inc. REIT	71,542	7,125,583
BRE Properties, Inc. REITΔ	88,000	4,442,240
Camden Property Trust REIT	95,850	5,965,704
Chesapeake Lodging Trust REITΔ	31,650	489,309
Colonial Properties Trust REITΔ	67,650	1,411,179
DDR Corporation REIT	401,500	4,886,255
Digital Realty Trust, Inc. REITΔ	45,900	3,060,153
Douglas Emmett, Inc. REIT	26,550	484,272
DuPont Fabros Technology, Inc. REITΔ	80,000	1,937,600
Equity Lifestyle Properties, Inc. REIT	38,650	2,577,569
Equity Residential REIT	38,150	2,175,694
Extra Space Storage, Inc. REITΔ	23,950	580,308
Federal Realty Investment Trust REITΔ	34,150	3,099,113
General Growth Properties, Inc. REITΔ	183,650	2,758,423
Glimcher Realty Trust REIT	240,100	2,208,920
HCP, Inc. REITΔ	144,650	5,992,850
Health Care REIT, Inc.Δ	131,050	7,146,156
Home Properties, Inc. REITΔ	40,200	2,314,314
Host Hotels & Resorts, Inc. REIT	267,490	3,950,827
Liberty Property Trust REITΔ	113,300	3,498,704
LTC Properties, Inc. REITΔ	58,400	1,802,224
Mack-Cali Realty Corporation REITΔ	48,550	1,295,800
Pebblebrook Hotel Trust REITΔ	124,450	2,386,951
Post Properties, Inc. REITΔ	24,850	1,086,442
ProLogis, Inc. REITΔ	209,723	5,995,981
PS Business Parks, Inc. REITΔ	18,950	1,050,398
Public Storage REIT	76,730	10,317,116
Ramco-Gershenson Properties Trust REITΔ	59,100	580,953
Senior Housing Properties Trust REIT	127,185	2,854,031
Simon Property Group, Inc. REIT	150,850	19,450,599

	Shares	Value
SL Green Realty Corporation REITΔ	78,600	$5,237,904
Strategic Hotels & Resorts, Inc. REITΔ*	357,150	1,917,896
Sunstone Hotel Investors, Inc. REIT*	74,250	605,138
Tanger Factory Outlet Centers REITΔ	114,300	3,351,276
Taubman Centers, Inc. REITΔ	30,450	1,890,945
UDR, Inc. REIT	48,050	1,206,055
Vornado Realty Trust REIT	92,150	7,082,649

		143,305,525

Healthcare — 1.1%
Brookdale Senior Living, Inc.*	94,100	1,636,399

Total Common Stocks (Cost $126,638,896)		144,941,924

MONEY MARKET FUNDS — 22.7%
GuideStone Money Market Fund (GS4 Class)¥	4,739,183	4,739,183
Northern Institutional Liquid Assets Portfolio§	29,423,155	29,423,155

Total Money Market Funds (Cost $34,162,338)		34,162,338

TOTAL INVESTMENTS — 119.2% (Cost $160,801,234)		179,104,262

Liabilities in Excess of Other Assets — (19.2)%		(28,877,400)

NET ASSETS — 100.0%		$150,226,862

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	95.4
Money Market Funds	22.7
Futures Contracts	3.4
Healthcare	1.1

122.6

See Notes to Financial Statements.
154

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$144,941,924	$144,941,924	$—	$—
Money Market Funds	34,162,338	34,162,338	—	—

Total Assets — Investments in Securities	$179,104,262	$179,104,262	$—	$—

Other Financial Instruments***
Futures Contract	$53,620	$53,620	$—	$—

Total Assets — Other Financial Instruments	$53,620	$53,620	$—	$—

See Notes to Financial Statements.

Value Equity Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2011. The U.S. equity market showed resilience in the final quarter of the year as it overcame a dismal third quarter and ended the year in positive territory. The S&P 500® Index posted a fourth quarter return of 11.82%, bringing the return to a positive 2.11% for the one-year period ended December 31, 2011. The broader U.S. market, as measured by the Russell 3000® Index, gained 12.12% for the fourth quarter and 1.03% for the calendar year of 2011.

From a sector perspective, performance was mixed as five of the nine sectors within the Russell 3000® Index advanced during a year in which volatility prevailed. Defensive sectors such as utilities, consumer staples and healthcare were the best performers and experienced double-digit gains; whereas, the weakest performer was the financial services sector, which posted a double-digit loss for the year.

In terms of the underlying dynamics of equity market performance, low beta (or lower risk), high quality stocks generally outperformed during the year. Regarding market capitalization, large-cap companies outperformed their small-cap counterparts as the Russell 1000® Index posted a one-year return of 1.50%, while the Russell 2000® Index returned -4.18%. Style differentiation was evident as growth-oriented stocks outperformed value-oriented stocks across most market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index outpaced the Russell 1000® Value Index and posted one-year returns of 2.64% and 0.39%, respectively.

The Fund invests in a diversified portfolio of large- and medium-sized U.S. companies whose stocks are considered to be attractive from a valuation perspective. The GS4 Class of the Fund posted positive performance but slightly underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2011 (0.27% versus 0.39%). The Russell 1000® Value Index underperformed the Russell 1000® Growth Index during the year as value benchmarks were weighed down by the lagging financials sector. Underweight exposure and security selection to the utilities sector detracted from benchmark-relative returns, while underweight exposure and security selection to the financials sector contributed to benchmark-relative performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value stocks. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Please see page 163 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Value Equity Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	0.57%	0.27%	0.39%
Five Year	-2.77%	-2.95%	-2.64%
Ten Year	3.55%	3.36%	3.89%
Since Inception	3.13%	2.86%	3.44%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.68%	0.92%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
COMMON STOCKS — 92.2%
Consumer Discretionary — 10.0%
Apollo Group, Inc. Class A*	62,500	$3,366,875
AutoZone, Inc.*	5,300	1,722,341
Bed Bath & Beyond, Inc.*	20,100	1,165,197
Best Buy Co., Inc.Δ	46,900	1,096,053
Carnival CorporationΔ	269,876	8,808,753
CBS Corporation Class B	314,868	8,545,518
Coach, Inc.	49,200	3,003,168
Comcast Corporation Class A	510,790	12,110,831
Dana Holding Corporation*	208,400	2,532,060
DIRECTV, Class AΔ*	75,900	3,245,484
eBay, Inc.*	20,352	617,276
Family Dollar Stores, Inc.	14,400	830,304
Ford Motor Co.	63,597	684,304
Gap, Inc. (The)Δ	236,800	4,392,640
General Motors Co.Δ*	29,557	599,120
Goodyear Tire & Rubber Co. (The)*	258,700	3,665,779
Home Depot, Inc. (The)	209,881	8,823,397
Johnson Controls, Inc.	19,709	616,103
Kohl’s CorporationΔ	24,806	1,224,176
Lennar Corporation Class AΔ	267,251	5,251,482
Lowe’s Cos., Inc.	50,817	1,289,736
News Corporation	89,544	1,597,465
Nu Skin Enterprises, Inc. Class AΔ	25,800	1,253,106
Stanley Black & Decker, Inc.	163,300	11,039,080
Target CorporationΔ	99,065	5,074,109
Time Warner Cable, Inc.	42,500	2,701,725
Time Warner, Inc.	128,488	4,643,556
Wal-Mart Stores, Inc.	16,663	995,781
Walt Disney Co. (The)	73,686	2,763,225
Wyndham Worldwide Corporation	48,000	1,815,840

		105,474,484

Consumer Staples — 5.7%
Archer-Daniels-Midland Co.	26,274	751,436
Colgate-Palmolive Co.	1,881	173,786
CVS Caremark Corporation	171,347	6,987,531
Energizer Holdings, Inc.*	61,900	4,796,012
General Mills, Inc.	6,099	246,460
Kellogg Co.	647	32,719
Kimberly-Clark Corporation	85,784	6,310,271
Kraft Foods, Inc. Class A	274,502	10,255,395
Kroger Co. (The)	148,912	3,606,649
Procter & Gamble Co. (The)	183,196	12,221,005
Safeway, Inc.Δ	89,400	1,880,976
Tyson Foods, Inc. Class A	58,600	1,209,504
Walgreen Co.	345,157	11,410,890

		59,882,634

Energy — 12.3%
Anadarko Petroleum Corporation	54,375	4,150,444
Apache Corporation	10,674	966,851
Baker Hughes, Inc.	106,874	5,198,351
Chesapeake Energy Corporation	25,566	569,866
Chevron Corporation	296,077	31,502,593
ConocoPhillips	317,231	23,116,623
Devon Energy Corporation	88,430	5,482,660
Exxon Mobil Corporation	123,193	10,441,839

	Shares	Value
Hess Corporation	11,794	$669,899
Kinder Morgan, Inc.Δ	2,052	66,013
Marathon Oil Corporation	329,183	9,635,186
Marathon Petroleum Corporation	66,028	2,198,072
Murphy Oil Corporation	52,300	2,915,202
National Oilwell Varco, Inc.	16,527	1,123,671
Occidental Petroleum Corporation	135,863	12,730,363
Spectra Energy Corporation	253,050	7,781,288
Tesoro CorporationΔ*	137,800	3,219,008
Valero Energy Corporation	329,900	6,944,395
Williams Cos., Inc. (The)	23,018	760,054

		129,472,378

Financial Services — 19.4%
Aflac, Inc.	46,187	1,998,050
Allstate Corporation (The)	20,330	557,245
American Express Co.	350,937	16,553,698
American Financial Group, Inc.	84,100	3,102,449
American International Group, Inc.Δ*	17,184	398,669
Ameriprise Financial, Inc.	158,600	7,872,904
Assurant, Inc.	65,100	2,673,006
Bank of America Corporation	1,355,455	7,536,330
Bank of New York Mellon Corporation (The)Δ	48,553	966,690
BB&T Corporation	27,081	681,629
Berkshire Hathaway, Inc.*	68,218	5,205,033
BlackRock, Inc.	1,681	299,622
Capital One Financial CorporationΔ	295,752	12,507,352
Chubb Corporation (The)	40,974	2,836,220
Citigroup, Inc.	604,608	15,907,236
CME Group, Inc.	2,608	635,491
Discover Financial Services	146,100	3,506,400
Fifth Third Bancorp	249,700	3,176,184
Goldman Sachs Group, Inc. (The)	20,189	1,825,691
Huntington Bancshares, Inc.	528,900	2,903,661
JPMorgan Chase & Co.	882,736	29,350,972
KeyCorp	477,800	3,674,282
Lincoln National Corporation	48,800	947,696
Loews Corporation	12,319	463,810
MetLife, Inc.	32,098	1,000,816
Morgan Stanley	60,388	913,670
NASDAQ OMX Group, Inc. (The)*	63,400	1,553,934
PNC Financial Services Group, Inc.	105,557	6,087,472
Prudential Financial, Inc.	19,004	952,481
Public Storage REITΔ	331	44,506
Regions Financial Corporation	338,700	1,456,410
Reinsurance Group of America, Inc.	22,800	1,191,300
Simon Property Group, Inc. REIT	2,076	267,680
SLM Corporation	461,000	6,177,400
State Street Corporation	308,399	12,431,564
Thomson Reuters Corporation	7,676	204,719
Torchmark Corporation	40,500	1,757,295
Travelers Cos., Inc. (The)	170,875	10,110,674
US Bancorp	219,213	5,929,712
Visa, Inc. Class A	32,320	3,281,450
Wells Fargo & Co.	809,796	22,317,978

See Notes to Financial Statements.

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Western Union Co. (The)	158,500	$2,894,210

		204,153,591

Healthcare — 14.8%
Abbott Laboratories	3,650	205,240
Aetna, Inc.	119,048	5,022,635
AmerisourceBergen Corporation	61,500	2,287,185
Amgen, Inc.Δ	34,268	2,200,348
Baxter International, Inc.	112,997	5,591,092
Bristol-Myers Squibb Co.	66,482	2,342,826
Cardinal Health, Inc.	169,615	6,888,065
CIGNA Corporation	30,700	1,289,400
Eli Lilly & Co.	26,713	1,110,192
Gilead Sciences, Inc.*	63,000	2,578,590
HCA Holdings, Inc.*	1,772	39,037
Health Net, Inc.*	105,800	3,218,436
Hologic, Inc.Δ*	259,850	4,549,973
Humana, Inc.	27,800	2,435,558
Johnson & Johnson	272,656	17,880,780
McKesson Corporation	19,100	1,488,081
Medtronic, Inc.	306,155	11,710,429
Merck & Co., Inc.Δ	235,524	8,879,255
Mylan, Inc.*	167,000	3,583,820
Pfizer, Inc.Δ	1,757,095	38,023,536
Tenet Healthcare CorporationΔ*	596,800	3,061,584
Thermo Fisher Scientific, Inc.*	57,018	2,564,099
UnitedHealth Group, Inc.	289,040	14,648,547
WellPoint, Inc.	211,767	14,029,564

		155,628,272

Materials & Processing — 2.0%
Alcoa, Inc.	417,058	3,607,552
Cliffs Natural Resources, Inc.	38,800	2,419,180
Dow Chemical Co. (The)	45,904	1,320,199
Eastman Chemical Co.	34,600	1,351,476
EI du Pont de Nemours & Co.Δ	84,100	3,850,098
Freeport-McMoRan Copper & Gold, Inc.	87,000	3,200,730
Huntsman Corporation	93,000	930,000
MeadWestvaco Corporation	104,500	3,129,775
Newmont Mining Corporation	18,995	1,139,890

		20,948,900

Producer Durables — 10.2%
3M Co.	3,225	263,579
Boeing Co. (The)Δ	3,239	237,581
CSX Corporation	58,300	1,227,798
Delta Air Lines, Inc.*	151,900	1,228,871
Emerson Electric Co.	146,400	6,820,776
FedEx Corporation	11,630	971,221
Fluor Corporation	23,300	1,170,825
General Dynamics Corporation	39,033	2,592,182
General Electric Co.	1,636,941	29,317,613
Honeywell International, Inc.	316,000	17,174,600
Illinois Tool Works, Inc.	201,801	9,426,125
KBR, Inc.	98,000	2,731,260
Lockheed Martin CorporationΔ	33,798	2,734,258
Norfolk Southern Corporation	30,604	2,229,807
Northrop Grumman Corporation	63,710	3,725,761
Raytheon Co.Δ	262,283	12,689,252
Ryder System, Inc.	40,800	2,168,112
Terex CorporationΔ*	226,400	3,058,664
Textron, Inc.Δ	292,900	5,415,721

	Shares	Value
Union Pacific Corporation	16,016	$1,696,735
United Technologies Corporation	1,931	141,137
Waste Management, Inc.Δ	18,434	602,976

		107,624,854

Technology — 8.5%
Activision Blizzard, Inc.	298,600	3,678,751
Applied Materials, Inc.	528,913	5,664,657
CA, Inc.	193,700	3,915,645
Cisco Systems, Inc.	689,813	12,471,818
Corning, Inc.	61,429	797,349
Dell, Inc.*	400,731	5,862,695
Hewlett-Packard Co.	223,781	5,764,599
Intel Corporation	825,703	20,023,298
International Business Machines Corporation	46,100	8,476,868
Microsoft Corporation	483,500	12,551,660
Motorola Solutions, Inc.	11,701	541,639
Symantec Corporation*	391,400	6,125,410
Texas Instruments, Inc.	16,475	479,587
Yahoo!, Inc.*	181,801	2,932,450

		89,286,426

Utilities — 9.3%
AES Corporation (The)*	290,700	3,441,888
Ameren Corporation	29,700	983,961
American Electric Power Co., Inc.	212,358	8,772,509
AT&T, Inc.	1,001,511	30,285,693
CenturyLink, Inc.Δ	23,786	884,839
Constellation Energy Group, Inc.	59,300	2,352,431
Dominion Resources, Inc.	22,490	1,193,769
Duke Energy CorporationΔ	51,998	1,143,956
Edison International	93,200	3,858,480
Entergy Corporation	133,600	9,759,480
Exelon Corporation	65,871	2,856,825
FirstEnergy Corporation	16,260	720,318
MetroPCS Communications, Inc.*	80,400	697,872
NextEra Energy, Inc.Δ	16,496	1,004,277
NV Energy, Inc.	123,700	2,022,495
PG&E Corporation	15,474	637,838
Public Service Enterprise Group, Inc.	132,172	4,362,998
Sempra Energy	43,600	2,398,000
Southern Co. (The)	33,133	1,533,727
Sprint Nextel Corporation*	1,347,585	3,153,349
Verizon Communications, Inc.	405,478	16,267,777

		98,332,482

Total Common Stocks (Cost $979,895,922)		970,804,021

FOREIGN COMMON STOCKS — 5.7%
Bermuda — 0.3%
Nabors Industries, Ltd.*	165,900	2,876,706

Canada — 0.2%
Agrium, Inc.	16,300	1,093,893
Domtar CorporationΔ	16,400	1,311,344

		2,405,237

Cayman Islands — 0.2%
Herbalife, Ltd.	31,700	1,637,939

See Notes to Financial Statements. 159

	Shares	Value
France — 0.6%
Sanofi-Aventis ADR	170,800	$6,241,032

Ireland — 0.5%
Covidien PLC	8,978	404,100
Warner Chilcott PLC Class A*	86,200	1,304,206
Xl Group PLC	200,900	3,971,793

		5,680,099

Netherlands — 0.6%
LyondellBasell Industries N.V. Class A	11,343	368,534
Royal Dutch Shell PLC ADRΔ	82,000	5,993,380

		6,361,914

Switzerland — 1.9%
ACE, Ltd.	77,821	5,456,809
TE Connectivity, Ltd.	174,475	5,375,575
Tyco International, Ltd.	144,022	6,727,268
Weatherford International, Ltd.*	157,500	2,305,800

		19,865,452

United Kingdom — 1.4%
BP PLC ADR	100,000	4,274,000
Ensco PLC ADR	141,800	6,653,256
Vodafone Group PLC ADR	132,400	3,711,172

		14,638,428

Total Foreign Common Stocks (Cost $63,927,909)		59,706,807

MONEY MARKET FUNDS — 9.2%
GuideStone Money Market Fund (GS4 Class)¥	19,757,157	19,757,157
Northern Institutional Liquid Assets Portfolio§	77,433,427	77,433,427

Total Money Market Funds (Cost $97,190,584)		97,190,584

	Par
U.S. TREASURY OBLIGATIONS — 0.0%
U.S. Treasury Bills
0.02%, 05/03/12‡‡	$390,000	389,971
0.06%, 05/03/12‡‡	260,000	259,980

Total U.S. Treasury Obligations (Cost $649,965)		649,951

TOTAL INVESTMENTS — 107.1% (Cost $1,141,664,380)		1,128,351,363
Liabilities in Excess of Other Assets — (7.1)%		(75,084,890)

Net Assets — 100.0%		$1,053,266,473

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

	%
Financial Services	19.4
Healthcare	14.8
Energy	12.3
Producer Durables	10.2
Consumer Discretionary	10.0
Utilities	9.3
Money Market Funds	9.2
Technology	8.5
Consumer Staples	5.7
Foreign Common Stocks	5.7
Futures Contracts	2.0
Materials & Processing	2.0
U.S. Treasury Obligations	—	**

	109.1

**	Rounds to less than 0.005%.

See Notes to Financial Statements.
160

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$970,804,021	$970,804,021	$—	$—
Foreign Common Stocks	59,706,807	59,706,807	—	—
Money Market Funds	97,190,584	97,190,584	—	—
U.S. Treasury Obligations	649,951	—	649,951	—

Total Assets — Investments in Securities	$1,128,351,363	$1,127,701,412	$649,951	$—

Other Financial Instruments***
Futures Contracts	$713,686	$713,686	$—	$—

Total Assets — Other Financial Instruments	$713,686	$713,686	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Common Stocks
Balance, 12/31/10	$1,209	$1,209
Accrued discounts/premiums	—	—
Realized gain (loss)(1)	—	—
Change in unrealized appreciation (depreciation)(2)	1,116	1,116
Purchases	—	—
Sales	(2,325)	(2,325)
Transfers in and/or out of Level 3	—	—

Balance, 12/31/11	$—	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.

See Notes to Financial Statements.

Growth Equity Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2011. The U.S. equity market showed resilience in the final quarter of the year as it overcame a dismal third quarter and ended the year in positive territory. The S&P 500® Index posted a fourth quarter return of 11.82%, bringing the return to a positive 2.11% for the one-year period ended December 31, 2011. The broader U.S. market, as measured by the Russell 3000® Index, gained 12.12% for the fourth quarter and 1.03% for the calendar year of 2011.

From a sector perspective, performance was mixed as five of the nine sectors within the Russell 3000® Index advanced during a year in which volatility prevailed. Defensive sectors such as utilities, consumer staples and healthcare were the best performers and experienced double-digit gains; whereas, the weakest performer was the financial services sector, which posted a double-digit loss for the year.

In terms of the underlying dynamics of equity market performance, low beta (or lower risk), high quality stocks generally outperformed during the year. Regarding market capitalization, large-cap companies outperformed their small-cap counterparts as the Russell 1000® Index posted a one-year return of 1.50%, while the Russell 2000® Index returned -4.18%. Style differentiation was evident as growth-oriented stocks outperformed value-oriented stocks across most market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index outpaced the Russell 1000® Value Index and posted one-year returns of 2.64% and 0.39%, respectively.

The Fund invests in a diversified portfolio of large- and medium-sized U.S. companies whose stocks are considered to have above average potential for growth in revenue and earnings. The GS4 Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2011 (-1.43% versus 2.64%). The Russell 1000® Growth Index outperformed the Russell 1000® Value Index during the year as value benchmarks were weighted down by the lagging financials sector. Security selection within the technology and energy sectors detracted from benchmark-relative returns, while security selection within the consumer discretionary and healthcare sectors contributed to benchmark-relative performance during the year.

This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented stocks and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility.

Please see page 169 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Growth Equity Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	-1.26%	-1.43%	2.64%
Five Year	1.15%	1.03%	2.50%
Ten Year	1.92%	1.81%	2.60%
Since Inception	1.69%	1.56%	2.33%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	0.90%	1.14%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
COMMON STOCKS — 88.2%
Consumer Discretionary — 20.8%
Amazon.com, Inc.*	150,360	$26,027,316
AutoZone, Inc.*	2,754	894,967
Bed Bath & Beyond, Inc.*	73,083	4,236,621
BorgWarner, Inc.Δ*	21,090	1,344,277
Coach, Inc.	243,319	14,852,192
Costco Wholesale Corporation	84,810	7,066,369
Deckers Outdoor CorporationΔ*	9,603	725,699
Dick’s Sporting Goods, Inc.Δ	50,660	1,868,341
DIRECTV, Class A*	121,320	5,187,643
Dollar Tree, Inc.*	12,874	1,069,958
eBay, Inc.*	70,500	2,138,265
Estee Lauder Cos., Inc. (The) Class AΔ	124,243	13,954,974
Ford Motor Co.Δ	518,794	5,582,223
Home Depot, Inc. (The)	212,557	8,935,896
Limited Brands, Inc.Δ	146,320	5,904,012
Macy’s, Inc.	60,060	1,932,731
McDonald’s Corporation	138,896	13,935,436
Netflix, Inc.Δ*	37,500	2,598,375
NIKE, Inc. Class BΔ	280,841	27,064,647
Nordstrom, Inc.	57,260	2,846,395
O’Reilly Automotive, Inc.Δ*	36,523	2,920,014
priceline.com, Inc.Δ*	46,010	21,519,337
Ralph Lauren Corporation	32,090	4,430,987
Sotheby’sΔ	11,680	333,230
Starbucks Corporation	554,475	25,511,395
Tiffany & Co.Δ	16,513	1,094,151
Time Warner, Inc.	178,986	6,468,554
TJX Cos., Inc.Δ	154,863	9,996,407
Tractor Supply Co.Δ	14,100	989,115
Ulta Salon Cosmetics & Fragrance, Inc.Δ*	16,700	1,084,164
Yum! Brands, Inc.Δ	100,751	5,945,317

		228,459,008

Consumer Staples — 3.5%
Church & Dwight Co., Inc.Δ	21,180	969,197
Coca-Cola Co. (The)Δ	194,350	13,598,670
Coca-Cola Enterprises, Inc.	43,920	1,132,258
Hansen Natural Corporation*	38,680	3,563,975
Hershey Co. (The)	41,700	2,576,226
Kraft Foods, Inc. Class A	123,970	4,631,519
Mead Johnson Nutrition Co.	81,667	5,612,973
Whole Foods Market, Inc.Δ	100,900	7,020,622

		39,105,440

Energy — 9.0%
Anadarko Petroleum CorporationΔ	52,420	4,001,219
Apache Corporation	39,700	3,596,026
Baker Hughes, Inc.	89,130	4,335,283
Cabot Oil & Gas CorporationΔ	52,227	3,964,029
Chevron Corporation	78,620	8,365,168
Continental Resources, Inc.Δ*	13,029	869,165
FMC Technologies, Inc.Δ*	180,000	9,401,400
Halliburton Co.	167,663	5,786,050
National Oilwell Varco, Inc.	247,551	16,830,992
Noble Energy, Inc.	52,590	4,963,970
Occidental Petroleum Corporation	102,613	9,614,838
Plains Exploration & Production Co.*	74,150	2,722,788
Schlumberger, Ltd.	259,050	17,695,706

	Shares	Value
SM Energy Co.Δ	20,220	$1,478,082
Southwestern Energy Co.Δ*	172,000	5,493,680

		99,118,396

Financial Services — 10.5%
Affiliated Managers Group, Inc.*	12,800	1,228,160
American Express Co.	210,630	9,935,417
Ameriprise Financial, Inc.	45,510	2,259,116
Capital One Financial Corporation	51,505	2,178,147
CBRE Group, Inc.*	108,820	1,656,240
Charles Schwab Corporation (The)	463,000	5,213,380
CME Group, Inc.	6,860	1,671,576
Discover Financial Services	169,191	4,060,584
Fifth Third Bancorp	144,850	1,842,492
IntercontinentalExchange, Inc.*	101,320	12,214,126
Invesco, Ltd.	112,150	2,253,094
JPMorgan Chase & Co.	179,670	5,974,028
Mastercard, Inc. Class A	31,250	11,650,625
MetLife, Inc.	42,950	1,339,181
PNC Financial Services Group, Inc.	47,870	2,760,663
US Bancorp	146,470	3,962,014
Visa, Inc. Class AΔ	420,992	42,743,318
Wells Fargo & Co.	77,847	2,145,463

		115,087,624

Healthcare — 10.0%
Alexion Pharmaceuticals, Inc.*	199,850	14,289,275
Allergan, Inc.	279,080	24,486,479
AmerisourceBergen CorporationΔ	55,580	2,067,020
Biogen Idec, Inc.*	91,287	10,046,134
Bristol-Myers Squibb Co.	98,463	3,469,836
Celgene Corporation*	44,710	3,022,396
Cerner CorporationΔ*	61,630	3,774,838
CIGNA Corporation	35,860	1,506,120
Cooper Cos., Inc. (The)Δ	28,760	2,028,155
Express Scripts, Inc.*	44,470	1,987,364
Gilead Sciences, Inc.*	58,800	2,406,684
Illumina, Inc.Δ*	198,000	6,035,040
Intuitive Surgical, Inc.*	26,190	12,126,232
McKesson Corporation	29,540	2,301,462
Merck & Co., Inc.Δ	37,270	1,405,079
Perrigo Co.Δ	42,730	4,157,629
Pfizer, Inc.Δ	267,700	5,793,028
Regeneron Pharmaceuticals, Inc.Δ*	50,000	2,771,500
SXC Health Solutions Corporation*	28,690	1,620,411
Watson Pharmaceuticals, Inc.*	78,500	4,736,690

		110,031,372

Materials & Processing — 5.3%
Airgas, Inc.Δ	12,980	1,013,478
Allegheny Technologies, Inc.	43,060	2,058,268
Dow Chemical Co. (The)Δ	85,067	2,446,527
Ecolab, Inc.	75,430	4,360,608
EI du Pont de Nemours & Co.Δ	53,100	2,430,918
Monsanto Co.	184,708	12,942,490
PPG Industries, Inc.	25,375	2,118,559
Praxair, Inc.	163,168	17,442,659

See Notes to Financial Statements.
164

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Precision Castparts Corporation	85,420	$14,076,362

		58,889,869

Producer Durables — 8.0%
Agilent Technologies, Inc.*	111,010	3,877,578
AMETEK, Inc.	68,250	2,873,325
BE Aerospace, Inc.*	37,430	1,448,915
C.H. Robinson Worldwide, Inc.Δ	68,000	4,745,040
Caterpillar, Inc.	67,300	6,097,380
CSX Corporation	340,870	7,178,722
Cummins, Inc.	76,103	6,698,586
Danaher Corporation	84,072	3,954,747
Deere & Co.Δ	61,763	4,777,368
Eaton Corporation	182,697	7,952,800
Expeditors International of Washington, Inc.	99,010	4,055,450
FedEx CorporationΔ	41,400	3,457,314
Fluor Corporation	53,350	2,680,838
Gardner Denver, Inc.	22,420	1,727,685
Joy Global, Inc.	69,360	5,199,919
Rockwell Automation, Inc.	30,823	2,261,483
Trimble Navigation, Ltd.*	65,020	2,821,868
Union Pacific Corporation	61,141	6,477,278
Verisk Analytics, Inc. Class A*	14,620	586,701
W.W. Grainger, Inc.	47,500	8,891,525

		87,764,522

Technology — 20.4%
Altera CorporationΔ	73,270	2,718,317
American Tower Corporation Class A	117,910	7,075,779
Apple, Inc.*	152,441	61,738,605
Autodesk, Inc.*	94,540	2,867,398
Citrix Systems, Inc.*	39,660	2,408,155
Cognizant Technology Solutions Corporation Class A*	89,660	5,766,035
Electronic Arts, Inc.*	98,500	2,029,100
EMC Corporation*	279,170	6,013,322
F5 Networks, Inc.*	110,720	11,749,606
Google, Inc. Class A*	59,743	38,588,004
Informatica Corporation*	29,080	1,073,924
Intuit, Inc.	80,550	4,236,124
NetApp, Inc.Δ*	54,504	1,976,860
OpenTable, Inc.Δ*	43,500	1,702,155
Oracle Corporation	324,430	8,321,630
Polycom, Inc.Δ*	82,210	1,340,023
QUALCOMM, Inc.	643,157	35,180,688
Riverbed Technology, Inc.Δ*	122,080	2,868,880
Rovi CorporationΔ*	33,497	823,356
Salesforce.com, Inc.Δ*	189,740	19,251,020
SanDisk Corporation*	50,267	2,473,639
Teradata CorporationΔ*	39,700	1,925,847
VMware, Inc.*	22,900	1,905,051
Zynga, Inc. Class AΔ*	8,516	80,136

		224,113,654

Utilities — 0.7%
AES Corporation (The)*	87,150	1,031,856
ITC Holdings CorporationΔ	38,900	2,951,732
NiSource, Inc.	64,430	1,534,079
Xcel Energy, Inc.Δ	84,930	2,347,465

		7,865,132

Total Common Stocks (Cost $782,694,117)		970,435,017

	Shares	Value
FOREIGN COMMON STOCKS — 6.9%
Canada — 1.3%
Barrick Gold CorporationΔ	30,790	$1,393,248
Lululemon Athletica, Inc.Δ*	48,842	2,278,968
Potash Corporation of Saskatchewan, Inc.	135,950	5,612,016
Valeant Pharmaceuticals International, Inc.Δ*	71,700	3,347,673
Yamana Gold, Inc.Δ	158,480	2,328,071

		14,959,976

China — 0.9%
Baidu, Inc. ADR*	74,101	8,630,543
Youku, Inc. ADRΔ*	53,355	836,073

		9,466,616

Hong Kong — 0.1%
Li & Fung, Ltd.	826,000	1,529,354
Michael Kors Holdings, Ltd.*	2,099	57,197

		1,586,551

Ireland — 1.6%
Accenture PLC Class A	241,396	12,849,509
Shire PLC ADR	42,150	4,379,385

		17,228,894

Israel — 0.5%
Check Point Software Technologies, Ltd.Δ*	98,139	5,156,223

Netherlands — 0.7%
ASML Holding N.V.Δ	190,000	7,940,100

Singapore — 0.6%
Avago Technologies, Ltd.	157,350	4,541,121
Hutchison Port Holdings Trust	3,282,000	2,034,840

		6,575,961

Switzerland — 0.4%
Compagnie Financiere Richemont SA ADR	828,094	4,157,032

United Kingdom — 0.8%
British Sky Broadcasting Group PLC	210,250	2,391,728
Ensco PLC ADR	139,210	6,531,733

		8,923,461

Total Foreign Common Stocks (Cost $74,927,351)		75,994,814

PREFERRED STOCK — 0.1%
Wells Fargo & Co.*
(Cost $678,134)	35,400	1,006,422

RIGHT/WARRANT — 0.0%
Krispy Kreme Doughnuts, Inc.
(Cost $74)	7,410	148

MONEY MARKET FUNDS — 16.5%
GuideStone Money Market Fund (GS4 Class)¥	53,706,228	53,706,228
Northern Institutional Liquid Assets Portfolio§	128,085,397	128,085,397

Total Money Market Funds (Cost $181,791,625)		181,791,625

See Notes to Financial Statements.

Value
TOTAL INVESTMENTS — 111.7% (Cost $1,040,091,301)	$1,229,228,026
Liabilities in Excess of Other Assets — (11.7)%	(128,849,913)

NET ASSETS — 100.0%	$1,100,378,113

Please see abbreviation and footnote definitions beginning on page 200.

PORTFOLIO SUMMARY (based on net assets)

	%
Consumer Discretionary	20.8
Technology	20.4
Money Market Funds	16.5
Financial Services	10.5
Healthcare	10.0
Energy	9.0
Producer Durables	8.0
Foreign Common Stocks	6.9
Materials & Processing	5.3
Futures Contracts	5.1
Consumer Staples	3.5
Utilities	0.7
Preferred Stock	0.1
Right/Warrant	—	**

	116.8

**	Rounds to less than 0.005%.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$970,435,017	$970,435,017	$—	$—
Foreign Common Stocks	75,994,814	75,994,814	—	—
Money Market Funds	181,791,625	181,791,625	—	—
Preferred Stock	1,006,422	1,006,422	—	—
Right/Warrant	148	148	—	—

Total Assets — Investments in Securities	$1,229,228,026	$1,229,228,026	$—	$—

Other Financial Instruments***
Futures Contracts	$754,084	$754,084	$—	$—

Total Assets — Other Financial Instruments	$754,084	$754,084	$—	$—

Liabilities:

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

See Notes to Financial Statements.
166

Small Cap Equity Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2011. The U.S. equity market showed resilience in the final quarter of the year as it overcame a dismal third quarter and ended the year in positive territory. The S&P 500® Index posted a fourth quarter return of 11.82%, bringing the return to a positive 2.11% for the one-year period ended December 31, 2011. The broader U.S. market, as measured by the Russell 3000® Index, gained 12.12% for the fourth quarter and 1.03% for the calendar year of 2011.

From a sector perspective, performance was mixed as five of the nine sectors within the Russell 3000® Index advanced during a year in which volatility prevailed. Defensive sectors such as utilities, consumer staples and healthcare were the best performers and experienced double-digit gains; whereas, the weakest performer was the financial services sector, which posted a double-digit loss for the year.

In terms of the underlying dynamics of equity market performance, low beta (or lower risk), high quality stocks generally outperformed during the year. Regarding market capitalization, large-cap companies outperformed their small-cap counterparts as the Russell 1000® Index posted a one-year return of 1.50%, while the Russell 2000® Index returned -4.18%. Style differentiation was evident as growth-oriented stocks outperformed value-oriented stocks across most market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index outpaced the Russell 1000® Value Index and posted one-year returns of 2.64% and 0.39%, respectively.

The Fund is comprised of domestic, small-cap stocks with both value- and growth-style orientations. Small-cap companies underperformed the broader market in 2011. The GS4 Class of the Fund outperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2011 (1.22% versus -4.18%). Security selection within the technology and consumer discretionary sectors contributed to benchmark-relative returns, while underweight exposure within the healthcare sector detracted slightly from benchmark-relative performance during the year. The Fund’s relative performance further benefited from a portable alpha strategy, where stock index futures contracts are used to gain small cap equity beta exposure and the underlying cash is invested in fixed income securities. Within this portion of the Fund, the fixed income securities’ performance outpaced the futures contracts’ financing costs which generated excess return for the Fund. Within the fixed income portion of the portfolio, certain derivative contracts were used to manage risk and adjust exposure along the yield curve, including U.S. Treasuries futures and options, Eurodollar futures and options and Euro-Bund futures. The Fund also used currency forwards to manage foreign currency exposure. At the Fund level, overall derivative exposure had a very slight negative impact on performance over the course of the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 182 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	1.40%	1.22%	-4.18%
Five Year	1.07%	0.92%	0.15%
Ten Year	5.06%	4.94%	5.62%
Since Inception	5.01%	4.85%	5.64%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.03%	1.27%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2011

	Shares	Value
COMMON STOCKS — 81.5%
Consumer Discretionary — 12.3%
Aaron’s, Inc.Δ*	84,200	$2,246,456
Aeropostale, Inc.*	93,100	1,419,775
AMERCO, Inc.Δ	6,900	609,960
American Eagle Outfitters, Inc.	39,200	599,368
American Public Education, Inc.Δ*	27,100	1,172,888
ANN, Inc.Δ*	23,500	582,330
Arbitron, Inc.Δ	37,006	1,273,376
Body Central CorporationΔ*	12,019	299,994
Bridgepoint Education, Inc.Δ*	25,000	575,000
Brinker International, Inc.Δ	32,500	869,700
Capella Education Co.*	30,800	1,110,340
Caribou Coffee Co., Inc.*	17,190	239,800
Children’s Place Retail Stores, Inc. (The)Δ*	8,800	467,456
Coinstar, Inc.Δ*	12,800	584,192
Constant Contact, Inc.Δ*	54,500	1,264,945
CROCS, Inc.*	32,921	486,243
Deckers Outdoor CorporationΔ*	4,900	370,293
Digital Generation, Inc.Δ*	84,200	1,003,664
Domino’s Pizza, Inc.Δ*	13,900	471,905
DSW, Inc.Δ	15,800	698,518
Education Management CorporationΔ*	22,600	632,574
Elizabeth Arden, Inc.Δ*	17,150	635,236
Goodyear Tire & Rubber Co. (The)*	111,700	1,582,789
Group 1 Automotive, Inc.Δ	13,800	714,840
Guess ?, Inc.Δ	37,400	1,115,268
H&R Block, Inc.Δ	61,200	999,396
hhgregg, Inc.Δ*	48,300	697,935
Hibbett Sports, Inc.Δ*	7,050	318,519
Iconix Brand Group, Inc.Δ*	39,300	640,197
Inter Parfums, Inc.Δ	36,200	563,272
ITT Educational Services, Inc.Δ*	17,100	972,819
John Wiley & Sons, Inc.Δ	22,300	990,120
Jos. A. Bank Clothiers, Inc.Δ*	19,300	941,068
Lear Corporation	12,700	505,460
Life Time Fitness, Inc.*	13,400	626,450
Meritor, Inc.Δ*	118,400	629,888
Monro Muffler Brake, Inc.Δ	27,000	1,047,330
Movado Group, Inc.Δ	38,800	704,996
National American University Holdings, Inc.Δ	54,700	414,626
Papa John’s International, Inc.Δ*	27,700	1,043,736
Polaris Industries, Inc.Δ	13,020	728,860
Scholastic CorporationΔ	29,700	890,109
Select Comfort CorporationΔ*	66,700	1,446,723
Sotheby’s	13,337	380,505
Stamps.com, Inc.Δ*	8,800	229,944
Standard Motor Products, Inc.Δ	51,900	1,040,595
Steven Madden, Ltd.Δ*	24,334	839,523
Strayer Education, Inc.Δ	13,700	1,331,503
Sturm Ruger & Co., Inc.	31,700	1,060,682
Tempur-Pedic International, Inc.Δ*	16,143	847,992
Tenneco, Inc.Δ*	33,500	997,630
True Religion Apparel, Inc.Δ*	40,400	1,397,032
Ulta Salon Cosmetics & Fragrance, Inc.Δ*	15,718	1,020,413
Under Armour, Inc. Class AΔ*	6,150	441,508

	Shares	Value
Vera Bradley, Inc.Δ*	35,000	$1,128,750
Vitamin Shoppe, Inc.Δ*	28,400	1,132,592
WABCO Holdings, Inc.*	21,900	950,460
Wolverine World Wide, Inc.Δ	43,200	1,539,648
Wyndham Worldwide Corporation	34,000	1,286,220
Zagg, Inc.Δ*	25,800	182,406
Zumiez, Inc.Δ*	19,987	554,839

		51,550,656

Consumer Staples — 3.1%
Andersons, Inc. (The)	12,900	563,214
Cal-Maine Foods, Inc.Δ	17,800	650,946
Casey’s General Stores, Inc.Δ	21,600	1,112,616
Chef’s Warehouse, Inc. (The)Δ*	66,200	1,182,332
Dean Foods Co.*	56,800	636,160
GNC Holdings, Inc. Class A*	13,100	379,245
Hain Celestial Group, Inc. (The)*	9,600	351,936
Hansen Natural Corporation*	12,100	1,114,894
J & J Snack Foods CorporationΔ	25,052	1,334,771
Nash Finch Co.	22,900	670,512
PetMed Express, Inc.Δ	40,500	420,390
Ruddick CorporationΔ	27,600	1,176,864
Smart Balance, Inc.*	19,000	101,840
SUPERVALU, Inc.Δ	145,300	1,179,836
TreeHouse Foods, Inc.*	8,200	536,116
United Natural Foods, Inc.Δ*	35,600	1,424,356

		12,836,028

Energy — 5.7%
American Standard Energy Corporation@*	158,702	499,911
Basic Energy Services, Inc.*	26,720	526,384
Bill Barrett CorporationΔ*	7,800	265,746
Carrizo Oil & Gas, Inc.Δ*	46,200	1,217,370
Complete Production Services, Inc.*	33,900	1,137,684
Dril-Quip, Inc.Δ*	13,100	862,242
Gulfport Energy CorporationΔ*	22,000	647,900
Helix Energy Solutions Group, Inc.*	58,900	930,620
Hornbeck Offshore Services, Inc.Δ*	25,500	791,010
Key Energy Services, Inc.*	83,700	1,294,839
Kodiak Oil & Gas CorporationΔ*	53,700	510,150
Newpark Resources, Inc.Δ*	124,500	1,182,750
Oasis Petroleum, Inc.Δ*	47,696	1,387,477
Patterson-UTI Energy, Inc.	94,300	1,884,114
Pioneer Drilling Co.*	30,300	293,304
Rex Energy CorporationΔ*	40,310	594,976
Rosetta Resources, Inc.Δ*	33,250	1,446,375
Sanchez Energy Corporation*	17,100	295,146
Superior Energy Services, Inc.Δ*	24,200	688,248
Swift Energy Co.Δ*	38,800	1,153,136
Tesoro Corporation*	86,900	2,029,984
Unit CorporationΔ*	12,700	589,280
Vaalco Energy, Inc.Δ*	114,400	690,976
Western Refining, Inc.Δ*	33,300	442,557
World Fuel Services CorporationΔ	57,800	2,426,444

		23,788,623

See Notes to Financial Statements.
169

	Shares	Value
Financial Services — 18.0%
Advance America Cash Advance Centers, Inc.Δ	63,300	$566,535
American Campus Communities, Inc. REITΔ	28,200	1,183,272
American Equity Investment Life Holding Co.Δ	123,100	1,280,240
American Financial Group, Inc.	42,200	1,556,758
Amtrust Financial Services, Inc.Δ	48,700	1,156,625
Artio Global Investors, Inc.Δ	81,100	395,768
Assurant, Inc.	51,300	2,106,378
BOK Financial CorporationΔ	30,000	1,647,900
Cardtronics, Inc.Δ*	107,600	2,911,656
Cash America International, Inc.Δ	19,600	913,948
Cathay General BancorpΔ	40,500	604,665
CBL & Associates Properties, Inc. REITΔ	44,600	700,220
Chemical Financial CorporationΔ	40,500	863,460
Columbia Banking System, Inc.Δ	38,300	738,041
Commerce Bancshares, Inc.Δ	39,900	1,520,988
CommonWealth REIT	25,400	422,656
CVB Financial CorporationΔ	72,900	731,187
Duff & Phelps CorporationΔ	45,500	659,750
East West Bancorp, Inc.	33,900	669,525
Encore Capital Group, Inc.Δ*	38,600	820,636
Euronet Worldwide, Inc.Δ*	36,200	668,976
Evercore Partners, Inc. Class AΔ	26,200	697,444
EZCORP, Inc. Class AΔ*	23,700	624,969
FBL Financial Group, Inc.Δ	19,200	653,184
First Citizens BancShares, Inc. Class A	6,600	1,154,934
First Midwest Bancorp, Inc.Δ	45,000	455,850
FleetCor Technologies, Inc.*	35,900	1,072,333
Global Payments, Inc.	43,100	2,042,078
Heartland Payment Systems, Inc.	31,400	764,904
Higher One Holdings, Inc.Δ*	54,700	1,008,668
Home Bancshares, Inc.Δ	18,140	470,007
Hospitality Properties Trust REITΔ	82,200	1,888,956
Huntington Bancshares, Inc.	300,300	1,648,647
IBERIABANK CorporationΔ	16,600	818,380
Inland Real Estate Corporation REITΔ	79,700	606,517
Interactive Brokers Group, Inc. Class A	104,000	1,553,760
Jack Henry & Associates, Inc.	39,000	1,310,790
Jones Lang LaSalle, Inc.	35,500	2,174,730
LaSalle Hotel Properties REITΔ	31,000	750,510
Lincoln National Corporation	32,700	635,034
Mid-America Apartment Communities, Inc. REIT	19,100	1,194,705
NASDAQ OMX Group, Inc. (The)*	43,900	1,075,989
National Health Investors, Inc. REITΔ	24,300	1,068,714
NBH Holdings Corporation PIPE+@	30,300	462,075
Nelnet, Inc. Class AΔ	25,200	616,644
Netspend Holdings, Inc.Δ*	52,000	421,720
Ocwen Financial Corporation*	97,700	1,414,696

	Shares	Value
Pacwest BancorpΔ	82,100	$1,555,795
Pebblebrook Hotel Trust REIT	58,300	1,118,194
People’s United Financial, Inc.	49,600	637,360
Portfolio Recovery Associates, Inc.Δ*	12,800	864,256
Post Properties, Inc. REITΔ	27,000	1,180,440
Prosperity Bancshares, Inc.Δ	11,700	472,095
Protective Life CorporationΔ	26,400	595,584
PS Business Parks, Inc. REITΔ	31,300	1,734,959
Regions Financial Corporation	397,200	1,707,960
Reinsurance Group of America, Inc.	27,900	1,457,775
Republic Bancorp, Inc. Class AΔ	27,600	632,040
Retail Opportunity Investments Corporation REITΔ	69,100	818,144
RLI CorporationΔ	15,400	1,122,044
Safety Insurance Group, Inc.Δ	18,100	732,688
SCBT Financial CorporationΔ	12,000	348,120
Signature Bank*	22,540	1,352,175
StanCorp Financial Group, Inc.Δ	49,300	1,811,775
Stifel Financial CorporationΔ*	42,000	1,346,100
Torchmark Corporation	27,200	1,180,208
Tower Group, Inc.Δ	42,700	861,259
Umpqua Holdings CorporationΔ	53,200	659,148
Urstadt Biddle Properties, Inc. Class A REITΔ	37,200	672,576
Webster Financial CorporationΔ	46,000	937,940
Wintrust Financial Corporation	24,000	673,200
Wright Express Corporation*	31,500	1,709,820
Zions Bancorporation	28,700	467,236

		75,354,313

Healthcare — 8.2%
Air Methods CorporationΔ*	9,900	836,055
Align Technology, Inc.Δ*	39,100	927,647
AVANIR Pharmaceuticals, Inc.Δ*	103,400	211,970
BioMarin Pharmaceuticals, Inc.Δ*	19,400	666,972
Bio-Rad Laboratories, Inc. Class A*	6,300	605,052
Brookdale Senior Living, Inc.*	45,900	798,201
Catalyst Health Solutions, Inc.Δ*	46,400	2,412,800
Centene CorporationΔ*	32,800	1,298,552
Community Health Systems, Inc.*	42,500	741,625
Conventry Health Care, Inc.*	17,500	531,475
Cooper Cos., Inc. (The)	15,066	1,062,454
Cubist Pharmaceuticals, Inc.Δ*	20,834	825,443
Endologix, Inc.*	35,497	407,506
Five Star Quality Care, Inc.+	2,086	—
Gen-Probe, Inc.*	7,032	415,732
Haemonetics CorporationΔ*	16,100	985,642
Hanger Orthopedic Group, Inc.*	40,800	762,552
Health Net, Inc.*	50,900	1,548,378
Healthspring, Inc.Δ*	8,699	474,443
Hill-Rom Holdings, Inc.	14,100	475,029
HMS Holdings Corporation*	17,417	556,996
Incyte Corporation, Ltd.Δ*	34,300	514,843
IPC The Hospitalist Co., Inc.Δ*	28,800	1,316,736
Magellan Health Services, Inc.Δ*	29,500	1,459,365

See Notes to Financial Statements.
170

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MAKO Surgical CorporationΔ*	14,978	$377,595
Masimo Corporation*	27,000	504,495
Mednax, Inc.*	15,200	1,094,552
Merit Medical Systems, Inc.Δ*	33,734	451,361
Myriad Genetics, Inc.*	53,100	1,111,914
PAREXEL International CorporationΔ*	34,000	705,160
PDL BioPharma, Inc.Δ	228,900	1,419,180
PSS World Medical, Inc.Δ*	40,900	989,371
Sirona Dental Systems, Inc.Δ*	21,500	946,860
SXC Health Solutions Corporation*	14,350	810,488
Techne CorporationΔ	9,200	627,992
Thoratec Corporation*	53,000	1,778,680
United Therapeutics Corporation*	18,400	869,400
Volcano CorporationΔ*	42,750	1,017,022
WellCare Health Plans, Inc.Δ*	18,400	966,000
Zoll Medical Corporation*	8,331	526,353

		34,031,891

Materials & Processing — 4.0%
A. Schulman, Inc.	52,600	1,114,068
Airgas, Inc.Δ	9,700	757,376
Allied Nevada Gold CorporationΔ*	17,122	518,454
Beacon Roofing Supply, Inc.Δ*	22,000	445,060
Buckeye Technologies, Inc.Δ	30,200	1,009,888
Cabot Corporation	3,600	115,704
Carpenter Technology CorporationΔ	22,100	1,137,708
Cytec Industries, Inc.	16,400	732,260
Eastman Chemical Co.	29,800	1,163,988
Greif, Inc. Class AΔ	22,800	1,038,540
Haynes International, Inc.Δ	6,847	373,846
Huntsman Corporation	41,400	414,000
Innospec, Inc.*	18,000	505,260
Kronos Worldwide, Inc.Δ	59,713	1,077,223
Neenah Paper, Inc.	31,300	698,616
Owens Corning*	23,400	672,048
Owens-Illinois, Inc.*	28,200	546,516
RBC Bearings, Inc.Δ*	13,000	542,100
Reliance Steel & Aluminum Co.Δ	20,900	1,017,621
RTI International Metals, Inc.Δ*	11,200	259,952
Sensient Technologies CorporationΔ	35,800	1,356,820
Temple-Inland, Inc.	6,800	215,628
Timken Co.	30,400	1,176,784

		16,889,460

Producer Durables — 14.4%
A.O. Smith CorporationΔ	54,747	2,196,451
Advisory Board Co. (The)Δ*	16,500	1,224,465
AGCO Corporation*	14,200	610,174
Alaska Air Group, Inc.Δ*	9,400	705,846
Albany International Corporation Class AΔ	48,200	1,114,384
Allegiant Travel Co.Δ*	16,000	853,440
Alliant Techsystems, Inc.Δ	31,500	1,800,540
Angie’s List, Inc.Δ*	11,900	191,590
Applied Industrial Technologies, Inc.Δ	23,900	840,563
Astec Industries, Inc.Δ*	27,000	869,670

	Shares	Value
Atlas Air Worldwide Holdings, Inc.Δ*	7,500	$288,225
BE Aerospace, Inc.*	17,900	692,909
Ceradyne, Inc.Δ*	17,800	476,684
Chart Industries, Inc.Δ*	20,100	1,086,807
Clean Harbors, Inc.Δ*	34,100	2,173,193
Columbus McKinnon CorporationΔ*	47,400	601,506
Corporate Executive Board Co. (The)Δ	16,800	640,080
CoStar Group, Inc.*	23,000	1,534,790
Darling International, Inc.*	47,800	635,262
Douglas Dynamics, Inc.Δ	24,200	353,804
EMCOR Group, Inc.	77,900	2,088,499
ExlService Holdings, Inc.Δ*	40,600	908,222
FARO Technologies, Inc.Δ*	12,900	593,400
FTI Consulting, Inc.Δ*	12,000	509,040
Generac Holdings, Inc.*	25,200	706,356
General Cable CorporationΔ*	39,600	990,396
Genesee & Wyoming, Inc. Class AΔ*	44,150	2,674,607
Gulfmark Offshore, Inc. Class AΔ*	22,100	928,421
Healthcare Services Group, Inc.Δ	49,150	869,464
HEICO Corporation Class AΔ	32,650	1,661,294
Herman Miller, Inc.Δ	44,300	817,335
Huron Consulting Group, Inc.*	4,300	166,582
IDEX Corporation	31,111	1,154,529
Itron, Inc.Δ*	24,400	872,788
Kaman CorporationΔ	27,400	748,568
KBR, Inc.Δ	56,000	1,560,720
Kennametal, Inc.	23,500	858,220
Lincoln Electric Holdings, Inc.	21,200	829,344
Liquidity Services, Inc.*	15,130	558,297
MAXIMUS, Inc.Δ	23,100	955,185
McGrath RentCorpΔ	24,800	718,952
Middleby CorporationΔ*	18,000	1,692,720
NACCO Industries, Inc. Class AΔ	11,700	1,043,874
National Instruments CorporationΔ	43,350	1,124,932
Old Dominion Freight Line, Inc.Δ*	21,300	863,289
On Assignment, Inc.Δ*	87,000	972,660
Orbital Sciences CorporationΔ*	55,800	810,774
OSI Systems, Inc.Δ*	10,417	508,141
PHH CorporationΔ*	32,000	342,400
Resources Connection, Inc.Δ	52,300	553,857
Robbins & Myers, Inc.	37,984	1,844,123
Ryder System, Inc.	21,800	1,158,452
Standard Parking CorporationΔ*	36,300	648,681
Thomas & Betts Corporation*	13,700	748,020
Titan Machinery, Inc.*	23,500	510,655
Toro Co. (The)	13,000	788,580
TransDigm Group, Inc.*	16,140	1,544,275
Triumph Group, Inc.Δ	46,300	2,706,235
URS Corporation*	18,000	632,160
Watts Water Technologies, Inc.Δ	24,200	827,882
WESCO International, Inc.*	17,200	911,772

		60,294,084

See Notes to Financial Statements. 171

	Shares	Value
Technology — 11.5%
Amdocs, Ltd.*	38,000	$1,084,140
Anixter International, Inc.*	18,000	1,073,520
Avnet, Inc.Δ*	44,000	1,367,960
Bankrate, Inc.Δ*	33,500	720,250
Bottomline Technologies, Inc.Δ*	68,900	1,596,413
BroadSoft, Inc.Δ*	18,000	543,600
CACI International, Inc. Class AΔ*	30,500	1,705,560
Cadence Design Systems, Inc.*	111,000	1,154,400
Cavium, Inc.Δ*	17,600	500,368
Cognex CorporationΔ	20,300	726,537
CommVault Systems, Inc.Δ*	46,000	1,965,120
Comtech Telecommunications CorporationΔ	32,600	933,012
CSG Systems International, Inc.*	34,400	506,024
Cymer, Inc.Δ*	10,000	497,600
DealerTrack Holdings, Inc.Δ*	50,000	1,363,000
DigitalGlobe, Inc.Δ*	27,000	461,970
Ebix, Inc.Δ	48,000	1,060,800
Hittite Microwave CorporationΔ*	12,100	597,498
IAC/InterActiveCorp	17,600	749,760
Informatica Corporation*	22,000	812,460
Inphi Corporation*	39,500	472,420
Kenexa CorporationΔ*	15,700	419,190
LSI Corporation*	215,400	1,281,630
Monotype Imaging Holdings, Inc.*	43,500	678,165
Netlogic Microsystems, Inc.*	4,400	218,108
NetSuite, Inc.*	8,150	330,483
NeuStar, Inc. Class AΔ*	26,500	905,505
NIC, Inc.Δ	120,600	1,605,186
Novellus Systems, Inc.*	11,100	458,319
Polycom, Inc.*	70,800	1,154,040
Power Intergrations, Inc.Δ	31,900	1,057,804
Progress Software CorporationΔ*	24,600	476,010
RealPage, Inc.*	4,500	113,715
Sanmina-SCI Corporation*	54,000	502,740
SBA Communications Corporation Class AΔ*	16,500	708,840
Scansource, Inc.Δ*	39,100	1,407,600
Semtech CorporationΔ*	62,567	1,552,913
Silicon Laboratories, Inc.Δ*	20,600	894,452
Solera Holdings, Inc.	33,500	1,492,090
SS&C Technologies Holdings, Inc.*	132,000	2,383,920
SuccessFactors, Inc.*	11,762	468,951
Synchronoss Technologies, Inc.Δ*	23,313	704,286
SYNNEX Corporation*	19,800	603,108
Take-Two Interactive Software, Inc.*	39,900	540,645
Taleo Corporation Class AΔ*	7,600	294,044
Tech Data Corporation*	23,000	1,136,430
Ultimate Software Group, Inc.Δ*	30,500	1,986,160
Ultratech, Inc.*	21,998	540,491
Unisys CorporationΔ*	76,400	1,505,844
United Online, Inc.Δ	293,500	1,596,640
Universal Display CorporationΔ*	12,325	452,204
VeriFone Systems, Inc.*	10,474	372,036

	Shares	Value
Viasat, Inc.Δ*	9,000	$415,080

		48,149,041

Utilities — 4.3%
Alliant Energy Corporation	42,000	1,852,620
American Water Works Co., Inc.	52,600	1,675,836
Atmos Energy CorporationΔ	20,500	683,675
Cbeyond, Inc.Δ*	96,500	772,965
CMS Energy Corporation	27,200	600,576
El Paso Electric Co.Δ	17,700	613,128
General Communication, Inc. Class AΔ*	52,400	512,996
j2 Global Communications, Inc.Δ	34,800	979,272
Lumos Networks Corporation	29,350	450,229
Neutral Tandem, Inc.Δ*	50,300	537,707
NTELOS Holdings CorporationΔ	23,650	481,987
NV Energy, Inc.	98,200	1,605,570
OGE Energy CorporationΔ	30,100	1,706,971
Pepco Holdings, Inc.	28,100	570,430
Pinnacle West Capital Corporation	28,800	1,387,584
PNM Resources, Inc.Δ	76,500	1,394,595
Portland General Electric Co.Δ	51,600	1,304,964
Vectren CorporationΔ	23,700	716,451

		17,847,556

Total Common Stocks (Cost $304,938,043)		340,741,652

FOREIGN COMMON STOCKS — 4.3%
Argentina — 0.1%
MercadoLibre, Inc.	3,000	238,620

Bermuda — 0.8%
Maiden Holdings, Ltd.Δ	134,400	1,177,344
Montpelier Re Holdings, Ltd.Δ	90,500	1,606,375
Nabors Industries, Ltd.*	35,800	620,772

		3,404,491

British Virgin Islands — 0.2%
UTi Worldwide, Inc.Δ	65,000	863,850

Canada — 0.5%
Domtar CorporationΔ	12,200	975,512
Gran Tierra Energy, Inc.*	112,300	539,040
Lone Pine Resources, Inc.*	87,400	612,674

		2,127,226

Cayman Islands — 0.2%
Herbalife, Ltd.	12,800	661,376

China — 0.1%
Lihua International, Inc.Δ	87,600	416,976

Greece — 0.1%
Aegean Marine Petroleum Network, Inc.	92,500	377,400

Israel — 0.2%
Allot Communications, Ltd.*	21,300	323,760
SodaStream International, Ltd.Δ*	15,000	490,350

		814,110

Luxembourg — 0.2%
Altisource Portfolio Solutions SA*	17,900	898,222

See Notes to Financial Statements.
172

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Netherlands — 0.4%
AerCap Holdings NV*	16,345	$184,535
Chicago Bridge & Iron Co. NV	41,000	1,549,800

		1,734,335

Panama — 0.2%
Banco Latinoamericano de Commercio Exterior SA, Class EΔ	60,600	972,630

Puerto Rico — 0.5%
Oriental Financial GroupΔ	90,300	1,093,533
Popular, Inc.*	629,700	875,283

		1,968,816

South Africa — 0.1%
Net 1 UEPS Technologies, Inc.*	72,100	553,007

Switzerland — 0.2%
Foster Wheeler AG*	41,900	801,966

Taiwan — 0.1%
Silicon Motion Technology Corporation ADR*	26,400	540,672

United Kingdom — 0.4%
Xyratex, Ltd.Δ	120,200	1,601,064

Total Foreign Common Stocks (Cost $19,091,391)		17,974,761

RIGHTS/WARRANTS — 0.0%
Asen Warrants A+	25,000	20,500
Asen Warrants B+	25,000	13,250
Asen Warrants C+	25,000	41,750

Total Rights/Warrants (Cost $0)		75,500

MONEY MARKET FUNDS — 41.4%
GuideStone Money Market Fund (GS4 Class)¥	18,753,369	18,753,369
Northern Institutional Liquid Assets Portfolio§	154,245,790	154,245,790

Total Money Market Funds (Cost $172,999,159)		172,999,159

	Par
AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Bank
0.32%, 02/10/12	$330,000	329,996
3.63%, 10/18/13	30,000	31,720
5.50%, 07/15/36	120,000	156,231
Federal Home Loan Mortgage Corporation
0.11%, 01/10/12‡‡	1,486,000	1,485,996
1.35%, 04/29/14	30,000	30,569
6.75%, 03/15/31	120,000	180,952
Federal National Mortgage Association
0.00%, 01/04/12Ω	900,000	899,998
0.87%, 01/12/12‡‡	3,029,000	3,028,991
0.03%, 01/18/12‡‡	30,000	30,000
0.05%, 02/01/12‡‡	49,000	49,000
5.25%, 08/01/12	110,000	113,059
0.38%, 12/28/12	150,000	150,355
5.00%, 02/13/17	230,000	271,931
4.37%, 10/09/19	90,000	69,330
6.25%, 05/15/29Δ	110,000	155,321

	Shares	Value
Tennessee Valley Authority
3.88%, 02/15/21Δ	$110,000	$125,744
5.25%, 09/15/39	50,000	64,083
4.63%, 09/15/60	80,000	96,038

Total Agency Obligations (Cost $7,122,594)		7,269,314

ASSET-BACKED SECURITIES — 0.4%
Ameriquest Mortgage Securities, Inc.
0.64%, 04/25/34†	41,289	33,296
Asset Backed Securities Corporation Home Equity
1.25%, 12/15/33†	28,312	21,264
Bear Stearns Asset-Backed Securities Trust
1.19%, 10/27/32†	10,235	8,669
0.74%, 12/25/33†	168,852	141,240
Education Funding Capital Trust I
2.43%, 12/15/42†	100,000	88,580
1.52%, 06/15/43†	100,000	85,208
EMC Mortgage Loan Trust
0.94%, 02/25/41 144A†	53,436	43,702
Greenpoint Manufactured Housing
3.79%, 03/18/29†	75,000	58,226
3.79%, 06/19/29†	50,000	38,606
3.79%, 02/20/30†	50,000	38,823
2.25%, 11/22/31†	50,000	42,417
GSAA Trust
0.56%, 07/25/37†	200,000	117,282
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	90,000	97,435
KeyCorporation Student Loan Trust
0.68%, 10/25/32†	58,963	55,013
Lehman XS Trust
0.59%, 11/25/35†	193,450	128,227
0.59%, 12/25/35†	100,092	28,803
0.55%, 02/25/46†	213,395	110,249
MASTR Specialized Loan Trust
0.64%, 05/25/37 144A†	202,167	70,871
Option One Mortgage Loan Trust
1.09%, 11/25/32†	19,128	14,816
Renaissance Home Equity Loan Trust
1.15%, 06/25/33†	23,000	18,051
Securitized Asset-Backed Receivables LLC
0.52%, 02/25/37†	218,793	70,752
SLM Student Loan Trust
0.59%, 07/25/23†	100,000	97,080
0.98%, 09/16/24†	100,000	90,311
1.30%, 03/15/33 144A†	92,246	88,071

Total Asset-Backed Securities (Cost $2,176,878)		1,586,992

CORPORATE BONDS — 2.4%
AES Corporation
7.75%, 10/15/15Δ	30,000	32,775
8.00%, 06/01/20	190,000	209,950
Ally Financial, Inc.
1.75%, 10/30/12	100,000	101,310

See Notes to Financial Statements. 173

	Par	Value
American Express Co.
6.80%, 09/01/66†	$150,000	$149,812
American International Group, Inc.
5.85%, 01/16/18	180,000	176,484
6.40%, 12/15/20Δ	30,000	30,328
Apache Corporation
5.63%, 01/15/17	110,000	130,539
Arch Coal, Inc.
7.00%, 06/15/19 144AΔ	70,000	71,750
Aristotle Holding, Inc.
3.50%, 11/15/16 144A	150,000	152,938
AT&T, Inc.
5.50%, 02/01/18Δ	90,000	104,315
3.88%, 08/15/21Δ	20,000	21,198
6.30%, 01/15/38	60,000	73,923
5.55%, 08/15/41Δ	30,000	35,461
BAC Capital Trust XIV
5.63%, 09/20/49†	10,000	6,075
Baker Hughes, Inc.
7.50%, 11/15/18	60,000	79,265
Bank of America Corporation
5.42%, 03/15/17	60,000	54,192
5.75%, 12/01/17	190,000	179,679
5.00%, 05/13/21Δ	50,000	45,625
Boeing Capital Corporation
4.70%, 10/27/19	40,000	45,606
Boeing Co.
4.88%, 02/15/20Δ	60,000	70,174
Calpine Corporation
7.88%, 01/15/23 144AΔ	80,000	86,400
Caterpillar Financial Services Corporation
6.20%, 09/30/13	110,000	119,962
Caterpillar, Inc.
3.90%, 05/27/21Δ	40,000	44,001
CCO Holdings LLC
7.00%, 01/15/19	70,000	73,325
6.50%, 04/30/21	10,000	10,175
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	60,000	81,094
Citigroup, Inc.
6.00%, 12/13/13	110,000	113,876
6.38%, 08/12/14	30,000	31,504
5.00%, 09/15/14	170,000	168,355
5.50%, 10/15/14Δ	50,000	51,435
3.95%, 06/15/16Δ	70,000	69,829
5.38%, 08/09/20	50,000	51,502
6.88%, 03/05/38	90,000	99,189
Comcast Corporation
6.50%, 01/15/17	120,000	141,296
5.15%, 03/01/20	20,000	22,783
5.65%, 06/15/35	10,000	11,084
Community Health Systems, Inc.
8.88%, 07/15/15Δ	30,000	31,050
Concho Resources Inc.
6.50%, 01/15/22	33,000	34,650
ConocoPhillips Holding Co.
6.95%, 04/15/29	100,000	136,710
Consol Energy, Inc.
6.38%, 03/01/21 144A	50,000	50,750

	Par	Value
Countrywide Financial Corporation
6.25%, 05/15/16Δ	$50,000	$47,151
CVS Caremark Corporation
6.60%, 03/15/19	60,000	73,242
CVS Pass-Through Trust
9.35%, 01/10/23 144A	100,000	105,965
6.94%, 01/10/30	63,940	71,060
Devon Energy Corporation
5.60%, 07/15/41	90,000	108,632
Dominion Resources, Inc.
5.70%, 09/17/12	120,000	124,045
Duke Energy Carolinas LLC
5.63%, 11/30/12	130,000	135,495
Ecolab, Inc.
4.35%, 12/08/21	20,000	21,401
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/20Δ	270,000	286,200
Enterprise Products Operating LLC
6.30%, 09/15/17	170,000	199,335
5.70%, 02/15/42	30,000	32,807
Farmer Mac Guaranteed Notes Trust
5.13%, 04/19/17 144A	250,000	292,026
FirstEnergy Corporation
7.38%, 11/15/31	130,000	160,324
Ford Motor Credit Co., LLC
12.00%, 05/15/15	140,000	172,549
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	145,000	154,226
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17	40,000	42,750
General Electric Capital Corporation
6.00%, 08/07/19	260,000	299,107
4.63%, 01/07/21	30,000	31,181
5.30%, 02/11/21Δ	10,000	10,709
6.38%, 11/15/67†	130,000	128,375
Goldman Sachs Capital II
5.79%, 06/01/43†	10,000	6,200
Goldman Sachs Group, Inc.
6.60%, 01/15/12	10,000	10,013
5.30%, 02/14/12Δ	10,000	10,034
3.63%, 08/01/12Δ	20,000	20,123
5.45%, 11/01/12	20,000	20,344
5.25%, 10/15/13	20,000	20,415
5.95%, 01/18/18	100,000	102,551
5.38%, 03/15/20	60,000	59,318
6.00%, 06/15/20	40,000	41,042
5.25%, 07/27/21	10,000	9,773
6.25%, 02/01/41	130,000	127,955
Grifols, Inc.
8.25%, 02/01/18	10,000	10,550
Hess Corporation
8.13%, 02/15/19	90,000	115,693
7.30%, 08/15/31	40,000	51,477
HSBC Finance Corporation
6.68%, 01/15/21	110,000	113,976
Humana, Inc.
7.20%, 06/15/18Δ	60,000	70,080

See Notes to Financial Statements.
174

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
International Lease Finance Corporation
6.50%, 09/01/14 144AΔ	$30,000	$30,825
6.75%, 09/01/16 144A	150,000	154,500
JPMorgan Chase & Co.
6.13%, 06/27/17Δ	200,000	220,078
4.40%, 07/22/20	60,000	61,382
4.35%, 08/15/21Δ	10,000	10,119
Kerr-McGee Corporation
6.95%, 07/01/24	120,000	143,428
Kinder Morgan Energy Partners LP
6.00%, 02/01/17Δ	70,000	79,312
Kraft Foods, Inc.
5.38%, 02/10/20	110,000	127,136
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49#	10,000	6
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/65#	50,000	30
Lehman Brothers Holdings, Inc.
6.50%, 07/19/17#	160,000	176
6.75%, 12/28/17#	120,000	132
MarkWest Energy Partners LP
6.25%, 06/15/22	10,000	10,500
Medtronic, Inc.
4.45%, 03/15/20	40,000	45,216
Merrill Lynch & Co., Inc.
5.45%, 02/05/13Δ	220,000	221,657
MetLife, Inc.
6.75%, 06/01/16Δ	50,000	57,658
6.40%, 12/15/66	120,000	114,150
Noble Energy, Inc.
4.15%, 12/15/21	90,000	93,290
Occidental Petroleum Corporation
3.13%, 02/15/22	50,000	51,401
Pacific Gas & Electric Co.
5.63%, 11/30/17	30,000	35,546
6.05%, 03/01/34Δ	40,000	49,677
Pemex Project Funding Master Trust
6.63%, 06/15/35	90,000	102,938
PepsiCo, Inc.
7.90%, 11/01/18	13,000	17,575
Pfizer, Inc.
6.20%, 03/15/19	70,000	86,503
Qwest Communications International, Inc.
7.50%, 02/15/14	50,000	50,314
Raytheon Co.
3.13%, 10/15/20	30,000	30,291
Reed Elsevier Capital, Inc.
8.63%, 01/15/19	80,000	99,984
Regency Energy Partners LP
6.50%, 07/15/21	42,000	43,890
Roche Holdings, Inc.
6.00%, 03/01/19 144A	90,000	109,551
Safeway, Inc.
3.95%, 08/15/20Δ	30,000	29,679
4.75%, 12/01/21	40,000	41,055
SESI LLC
7.13%, 12/15/21 144A	10,000	10,525

	Par	Value
Sprint Capital Corporation
6.90%, 05/01/19	$100,000	$82,750
State Street Corporation
4.96%, 03/15/18	100,000	104,080
Steel Dynamics, Inc.
7.38%, 11/01/12	25,000	26,094
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	60,000	77,276
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21	20,000	20,931
Time Warner Cable, Inc.
6.75%, 07/01/18Δ	110,000	130,824
4.13%, 02/15/21Δ	10,000	10,288
5.88%, 11/15/40	80,000	86,893
Time Warner, Inc.
4.70%, 01/15/21	30,000	32,361
6.25%, 03/29/41	10,000	12,034
United Parcel Service, Inc.
4.50%, 01/15/13	50,000	52,072
UnitedHealth Group, Inc.
4.88%, 02/15/13Δ	100,000	104,160
Verizon Communications, Inc.
3.50%, 11/01/21	30,000	31,299
6.00%, 04/01/41	50,000	62,231
Wachovia Corporation
5.63%, 10/15/16	270,000	294,258
Waste Management, Inc.
7.38%, 05/15/29	20,000	25,498
WellPoint, Inc.
5.88%, 06/15/17	110,000	126,899
Wells Fargo & Co.
3.68%, 06/15/16	50,000	52,303
4.60%, 04/01/21	10,000	10,988
Williams Cos., Inc.
7.88%, 09/01/21	24,000	29,590
7.50%, 01/15/31	15,000	18,332
7.75%, 06/15/31	24,000	29,937
8.75%, 03/15/32	5,000	6,569
Williams Partners LP
5.25%, 03/15/20	20,000	22,177
WPX Energy, Inc.
6.00%, 01/15/22 144A	20,000	20,575
Wyeth
5.95%, 04/01/37	10,000	12,856

Total Corporate Bonds (Cost $9,684,264)		10,098,292

FOREIGN BONDS — 0.7%
Australia — 0.1%
BHP Billiton Finance (USA) Ltd.
6.50%, 04/01/19Δ	110,000	136,114
3.25%, 11/21/21	10,000	10,318
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	60,000	61,859
5.00%, 10/15/19 144A	20,000	21,245
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/19	180,000	246,010

		475,546

Canada — 0.1%
Anadarko Finance Co.
7.50%, 05/01/31	60,000	72,793

See Notes to Financial Statements. 175

	Par	Value
Barrick Gold Corporation
6.95%, 04/01/19	$100,000	$122,986
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20	20,000	23,005

		218,784

Cayman Islands — 0.1%
Petrobras International Finance Co.
3.88%, 01/27/16	50,000	51,761
6.13%, 10/06/16	40,000	44,542
5.75%, 01/20/20	32,000	34,404
5.38%, 01/27/21	110,000	116,116
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 12/29/49 144A†Δ	60,000	59,376
Vale Overseas, Ltd.
6.88%, 11/21/36	60,000	68,613

		374,812

France — 0.0%
Credit Agricole SA
8.38%, 10/29/49 144A†Δ	120,000	90,600

Iceland — 0.0%
Glitnir Banki HF
6.69%, 06/15/16+ 144A#	130,000	1
Kaupthing Bank HF
7.63%, 02/28/15 144A#@	310,000	78,275

		78,276

India — 0.0%
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	110,000	97,350

Japan — 0.1%
Japan Finance Cooperation
2.88%, 02/02/15	200,000	210,958
Japan Finance Organization for Municipalities
4.00%, 01/13/21	100,000	112,222
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	100,000	104,436

		427,616

Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	30,000	30,312

Mexico — 0.1%
America Movil SAB de CV
5.63%, 11/15/17	30,000	34,786
Mexican Bonos
8.00%, 06/11/20(M)	2,100,000	167,571
Mexico Government International Bond
6.75%, 09/27/34	40,000	52,300
6.05%, 01/11/40Δ	10,000	12,275

		266,932

Netherlands — 0.0%
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75,000	83,544

	Par	Value
Shell International Finance BV
4.38%, 03/25/20	$90,000	$105,257

		188,801

Russia — 0.0%
Russian Federation
7.50%, 03/31/30 STEP	10,855	12,633

Spain — 0.1%
BBVA US Senior SAU
3.25%, 05/16/14	100,000	94,775
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	100,000	90,865
Telefonica Emisiones SAU
5.88%, 07/15/19	30,000	29,693
5.46%, 02/16/21	30,000	28,678

		244,011

Switzerland — 0.0%
UBS AG
4.88%, 08/04/20Δ	80,000	79,592

United Kingdom — 0.1%
BP Capital Markets PLC
5.25%, 11/07/13	90,000	96,574
3.88%, 03/10/15	30,000	32,058
3.56%, 11/01/21	10,000	10,382
Lloyds TSB Bank PLC
6.38%, 01/21/21	100,000	100,384
Royal Bank of Scotland PLC
4.88%, 03/16/15Δ	100,000	95,688
3.95%, 09/21/15	50,000	46,925
Royal Bank of Scotland Group PLC
7.65%, 08/29/49†	10,000	6,863
WPP Finance UK
8.00%, 09/15/14	100,000	111,459

		500,333

Total Foreign Bonds (Cost $3,230,709)		3,085,598

MORTGAGE-BACKED SECURITIES — 4.3%
American Home Mortgage Investment Trust
0.99%, 04/25/44†	33,158	26,322
0.58%, 11/25/45†	185,436	105,709
Bank of America Merrill Lynch Commercial Mortgage, Inc.
5.63%, 07/10/46	90,000	99,589
Bear Stearns Adjustable Rate Mortgage Trust
2.73%, 02/25/35†	66,715	46,946
2.73%, 08/25/35†	192,921	105,432
Bear Stearns Mortgage Funding Trust
0.50%, 12/25/46†	199,890	39,006
Commercial Mortgage Lease-Backed Certificates
6.75%, 06/20/31 144A	196,482	209,831
Countrywide Alternative Loan Trust
0.53%, 07/25/35†	176,634	94,786
0.55%, 07/25/35†	238,843	126,848

See Notes to Financial Statements.
176

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Credit Suisse First Boston Mortgage Securities Corporation
6.00%, 10/25/35	$106,323	$65,294
Credit Suisse Mortgage Capital Certificates
5.42%, 02/15/39†	70,000	77,468
Federal Home Loan Mortgage Corporation
5.77%, 05/01/37†	12,120	12,913
5.50%, 12/01/38	288,180	313,091
5.50%, 01/01/39 TBA	100,000	108,500
6.00%, 11/01/39	491,338	541,410
3.50%, 01/12/42 TBA	200,000	205,344
Federal Home Loan Mortgage Corporation REMIC
8.00%, 09/25/21	210,000	23,430
Federal National Mortgage Association
3.00%, 01/01/26 TBA	500,000	516,328
6.50%, 01/14/28 TBA	100,000	111,266
6.50%, 12/01/30	565,188	646,100
4.50%, 05/01/31	91,916	98,305
5.50%, 02/01/33	11,884	12,991
5.50%, 03/01/34	56,646	61,924
2.40%, 09/01/35†	65,933	69,668
5.50%, 09/01/36	126,417	138,194
5.50%, 08/01/37	86,021	94,034
6.50%, 11/01/37	108,556	121,722
5.50%, 08/01/38	89,350	98,121
6.50%, 10/01/38	283,322	316,981
6.00%, 01/01/39 TBA	600,000	660,656
6.50%, 06/01/39	282,671	315,322
6.50%, 10/01/39	500,000	555,723
4.50%, 01/01/40 TBA	300,000	319,219
5.00%, 01/01/40 TBA	700,000	756,219
5.50%, 01/01/40 TBA	1,100,000	1,197,797
6.50%, 06/01/40	188,262	209,831
3.50%, 01/01/41 TBA	900,000	925,594
4.00%, 01/01/41 TBA	700,000	735,328
5.50%, 07/01/41	21,517	23,447
4.00%, 09/01/41	597,550	628,470
4.00%, 11/01/41	199,356	209,671
Federal National Mortgage Association REMIC
11.06%, 10/25/40 IOΩ†	74,283	10,508
9.09%, 12/25/40 IOΩ†	162,445	20,965
5.50%, 07/25/41	102,782	120,262
12.35%, 07/25/41 IOΩ†	87,432	11,228
6.68%, 10/25/41 IOΩ†	286,924	49,953
FHLMC Multifamily Structured Pass Through Certificates
6.36%, 08/25/18 IOΩ†	259,955	27,083
6.09%, 01/25/20 IOΩ†	216,765	13,574
13.67%, 04/25/20 IOΩ†	384,005	27,122
6.17%, 06/25/20 IOΩ†	425,220	42,076
6.58%, 08/25/20 IOΩ†	207,680	17,911
8.00%, 04/25/21 IOΩ†	528,307	44,150
6.24%, 10/25/21 IOΩ†	185,000	20,132
8.39%, 06/25/46 IOΩ†	277,783	23,524
First Horizon Alternative Mortgage Securities
2.33%, 02/25/36†	154,529	101,211
0.66%, 02/25/37†	73,662	37,792

	Par	Value
General Electric Capital Commercial Mortgage Corporation
5.33%, 03/10/44†	$100,000	$109,792
Government National Mortgage Association
1.00%, 10/20/33 IOΩ†	756,809	73,502
13.63%, 03/20/35 IOΩ†	328,284	39,767
13.90%, 03/20/35 IOΩ†	382,998	46,008
0.94%, 12/16/36 IOΩ†	92,703	14,691
14.09%, 05/20/37 IOΩ†	103,029	14,854
6.50%, 10/20/37	80,963	92,431
6.00%, 01/01/38 TBA	200,000	226,375
1.00%, 10/20/38 IOΩ†	93,669	14,822
4.65%, 11/20/38 IOΩ†	132,139	20,284
5.09%, 11/20/38 IOΩ†	100,000	13,340
6.00%, 01/01/39 TBA	200,000	225,875
14.58%, 04/16/39 IOΩ†	52,366	7,307
5.00%, 01/01/40 TBA	300,000	331,687
5.00%, 01/15/40	428,181	477,485
12.89%, 01/20/40 IOΩ†	90,020	13,189
5.00%, 08/20/40	170,553	188,791
6.00%, 10/20/40	87,069	98,758
4.00%, 01/01/41 TBA	200,000	213,906
5.50%, 01/01/41 TBA	100,000	112,109
4.50%, 01/20/41	91,700	100,208
4.50%, 02/20/41	91,472	99,958
4.50%, 03/20/41	743,015	811,952
11.50%, 10/16/41 IOΩ†	192,699	33,286
3.50%, 01/01/42 TBA	100,000	104,078
1.44%, 11/20/59†	291,217	295,586
1.26%, 05/20/60†	164,186	166,797
0.75%, 01/20/61†	230,641	228,812
0.70%, 02/20/61†	235,525	233,264
0.75%, 03/20/61†	97,870	96,926
Granite Mortgages PLC
0.91%, 07/20/43†	30,157	28,903
Greenpoint Mortgage Funding Trust
0.55%, 10/25/45†	49,371	27,851
GS Mortgage Securities Corporation II
0.00%, 03/10/44 144AΩ†	798	44
GSMPS Mortgage Loan Trust
0.64%, 03/25/35 144A†	31,074	25,093
0.64%, 09/25/35 144A†	92,505	72,213
Harborview Mortgage Loan Trust
0.53%, 06/19/35†	231,078	140,561
Homestar Mortgage Acceptance Corporation
0.74%, 07/25/34†	94,725	81,895
Impac CMB Trust
1.09%, 03/25/33†	16,237	11,886
Indymac INDA Mortgage Loan Trust
5.74%, 11/25/37†	97,623	69,928
LB-UBS Commercial Mortgage Trust
5.86%, 07/15/40†	40,000	43,816
MASTR Adjustable Rate Mortgages Trust
2.72%, 11/21/34†	200,000	182,469
1.02%, 12/25/46†	253,302	66,711

See Notes to Financial Statements.

	Par	Value
Merrill Lynch Mortgage Investors, Inc.
5.01%, 05/25/34†	$22,077	$21,607
Morgan Stanley Capital I
5.69%, 04/15/49†	200,000	211,763
RBSSP Resecuritization Trust
3.15%, 12/26/35 144A†	34,978	34,979
Residential Accredit Loans, Inc.
3.09%, 12/26/34†	239,200	151,306
0.69%, 10/25/45†	138,896	70,608
Structured Adjustable Rate Mortgage Loan Trust
2.59%, 11/25/34†	67,914	47,905
Structured Asset Mortgage Investments, Inc.
0.47%, 09/25/47†	277,475	139,772
Structured Asset Securities Corporation
0.59%, 10/25/27†	23,207	19,699
Washington Mutual Mortgage Pass-Through Certificates
2.55%, 02/25/33†	29,056	25,598
2.45%, 10/25/33†	91,495	86,285
2.48%, 01/25/35†	100,350	90,809
2.32%, 11/25/36†	182,138	120,166
0.61%, 08/25/45†	122,398	89,213
Wells Fargo Mortgage Loan Trust
2.78%, 08/27/35 144A†	86,184	79,619
Wells Fargo Mortgage-Backed Securities Trust
2.70%, 04/25/36†	67,437	50,722
WF-RBS Commercial Mortgage Trust
3.67%, 11/15/44	26,000	26,486

Total Mortgage-Backed Securities (Cost $19,367,140)		18,116,068

MUNICIPAL BONDS — 0.1%
Birmingham Commercial Development Authority, Civic Center Improvements Project, Revenue Bond, Series A
5.50%, 04/01/41	10,000	10,708
Department of Airports of the City of Los Angeles, California, Revenue Bond, Series A
5.00%, 05/15/35	10,000	10,653
5.25%, 05/15/39	10,000	10,803
Los Angeles Department of Water & Power, Revenue Bond
6.57%, 07/01/45	30,000	38,116
Municipal Electric Authority of Georgia, Revenue Bond, Series B
6.64%, 04/01/57	30,000	31,213
6.66%, 04/01/57	10,000	10,290
Northstar Education Finance, Inc. Revenue Bond
1.63%, 01/29/46†	100,000	74,819
San Mateo County Community College District, Election 2005, General Obligation, Series B
5.00%, 09/01/38	10,000	10,369

	Par	Value
Santa Clara Valley Transportation Authority, Revenue Bond
5.88%, 04/01/32	$50,000	$58,749
State of California, General Obligation
7.30%, 10/01/39	50,000	59,172
State of Illinois, General Obligation
5.67%, 03/01/18	50,000	53,264
5.88%, 03/01/19	50,000	53,883

Total Municipal Bonds (Cost $394,883)		422,039

	Number of Contracts
PURCHASED OPTION — 0.0%
Put Option — 0.0%
December 2012 90-Day Euro Futures, Strike Price $98.75, Expires 12/18/12 (MFG)
(Cost $2,673)	7	2,319

	Par
U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bonds
4.75%, 02/15/41Δ	$1,280,000	1,764,200
4.38%, 05/15/41Δ	30,000	39,094
3.13%, 11/15/41Δ	110,000	115,259

		1,918,553

U.S. Treasury Inflationary Index Bonds
2.00%, 04/15/12	250,000	280,385
2.38%, 01/15/27Δ	55,000	79,839
1.75%, 01/15/28	100,000	130,125
2.50%, 01/15/29Δ	100,000	140,947
3.88%, 04/15/29	10,000	21,503
2.13%, 02/15/41Δ	20,000	27,986

		680,785

U.S. Treasury Notes
1.88%, 02/28/14	50,000	51,711
1.00%, 08/31/16	230,000	232,552
1.00%, 09/30/16	220,000	222,303
1.25%, 12/31/18	40,000	40,081
3.13%, 05/15/21Δ	60,000	67,003

		613,650

Total U.S. Treasury Obligations (Cost $3,026,607)		3,212,988

TOTAL INVESTMENTS — 137.7% (Cost $542,034,341)		575,584,682

	Number of Contracts
WRITTEN OPTION — 0.0%
Put Option — 0.0%
September 2012 90-Day Euro Futures, Strike Price $98.75, Expires 09/18/12 (MFG)
(Premiums received $(2,015))	(7)	(1,663)

Liabilities in Excess of Other Assets — (37.7)%		(157,667,579)

NET ASSETS — 100.0%		$417,915,440

Please see abbreviation and footnote definitions beginning on page 200.

See Notes to Financial Statements.
178

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

	%
Money Market Funds	41.4
Financial Services	18.0
Producer Durables	14.4
Futures Contracts	13.6
Consumer Discretionary	12.3
Technology	11.5
Healthcare	8.2
Energy	5.7
Foreign Common Stocks	4.3
Mortgage-Backed Securities	4.3
Utilities	4.3
Materials & Processing	4.0
Consumer Staples	3.1
Corporate Bonds	2.4
Agency Obligations	1.8
U.S. Treasury Obligations	0.8
Foreign Bonds	0.7
Asset-Backed Securities	0.4
Municipal Bonds	0.1
Purchased Option	—	**
Rights/Warrants	—	**
Written Option	—	**
Forward Foreign Currency Contracts	(0.2)

	151.1

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$7,269,314	$—	$7,269,314	$—
Asset-Backed Securities	1,586,992	—	1,586,992	—
Common Stocks	340,741,652	340,279,577	—	462,075
Corporate Bonds	10,098,292	—	10,098,292	—
Foreign Bonds	3,085,598	—	3,085,597	1
Foreign Common Stocks	17,974,761	17,974,761	—	—
Money Market Funds	172,999,159	172,999,159	—	—
Mortgage-Backed Securities	18,116,068	—	18,116,068	—
Municipal Bonds	422,039	—	422,039	—
Purchased Option	2,319	2,319	—	—
Rights/Warrants	75,500	—	—	75,500
U.S. Treasury Obligations	3,212,988	—	3,212,988	—

Total Assets — Investments in Securities	$575,584,682	$531,255,816	$43,791,290	$537,576

Other Financial Instruments***
Forward Foreign Currency Contracts	$93,770	$—	$93,770	$—
Futures Contracts	1,170,877	1,170,877	—	—

Total Assets — Other Financial Instruments	$1,264,647	$1,170,877	$93,770	$—

Liabilities:
Investments in Securities:
Written Option	$(1,663)	$(1,663)	$—	$—

Total Liabilities — Investments in Securities	$(1,663)	$(1,663)	$—	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.
180

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Common Stocks	Foreign Bond	Rights/ Warrants

Balance, 12/31/10	$560,550	$560,550	$—	$—
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(22,975)	(98,475)	—	75,500
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers in and/or out of Level 3(2)	1	—	1	—

Balance, 12/31/11	$537,576	$462,075	$1	$75,500

(1)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.
(2)

The Fund had foreign bonds valued at $1 as of December 31, 2010 that were transferred from Level 2 to Level 3 of the fair value hierarchy. The foreign bonds that transferred from Level 2 to Level 3 did so as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements. 181

International Equity Fund

Familiar themes such as the sovereign debt crisis in Europe, recession fears and moderating growth expectations in China continued to dominate headlines during 2011. International equity markets advanced during the final quarter of the year but were unable to overcome the dismal results posted in the third quarter. The MSCI-EAFE Index (Net), a measure of international developed country returns, posted a positive fourth quarter return of 3.33%, bringing the one-year return to -12.14%. Emerging markets equities, as measured by the MSCI Emerging Markets Index (Net), gained 4.42% for the fourth quarter, bringing the calendar year performance to -18.42%.

From a country perspective, most of the markets within the MSCI ACWI (All Country World Index) Ex-U.S. Index (representing both developed and emerging international markets) ended the year in negative territory. Countries within the Latin American and Africa/Mideast regions experienced the largest declines. MSCI reported that the U.K. market was down 2.52%, while the Japanese market declined 14.19% for the year. A few exceptions on the positive side included markets such as Ireland, New Zealand and Indonesia. From a sector perspective, defensive sectors such as consumer staples and healthcare were the only positive performers for the year. All other sectors experienced negative results, and the weakest performers were the financial and materials sectors which posted losses of over 20% for the year.

The Fund is primarily comprised of common stocks of foreign companies and is diversified among a large number of companies across different industries and economic sectors. The GS4 Class of the Fund slightly underperformed its benchmark, the MSCI ACWI (All Country World Index) Ex-U.S., for the one-year period ended December 31, 2011 (-14.01% versus -13.71%). On a country basis, underweight exposure and security selection to Canada and security selection to Russia negatively impacted the Fund, while security selection to Japan and the United Kingdom contributed positively to performance. On a sector basis, security selection to the consumer staples and financials sectors detracted from benchmark-relative returns, while security selection to the information technology and materials sectors added value during the year. Within the Fund, certain derivatives were utilized to determine active views in currency and country selection and to manage foreign currency exposure back to the U.S. dollar. These derivative positions included forward currency exchange contracts, stock index futures and currency forwards. Overall derivative exposure had a slight negative impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks. The Fund invests in foreign and emerging market securities which involve certain risks such as currency volatility, political and social instability and reduced market liquidity. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Please see page 198 for information regarding specific portfolio allocations. Portfolio holdings are subject to change and risk at any time.

International Equity Fund

Average Annual Total Returns as of 12/31/11
	GS2 Class*	GS4 Class*	Benchmark**
One Year	-13.86%	-14.01%	-13.71%
Five Year	-4.16%	-4.35%	-2.92%
Ten Year	5.34%	5.14%	6.31%
Since Inception	4.67%	4.48%	5.49%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2011 Prospectus, as amended on September 1, 2011)(1)	1.24%	1.48%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI ACWI (All Country World Index) Ex-U.S. Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2011

	Par	Value
FOREIGN BOND — 0.0%
Jersey — 0.0%
Magnolia Finance, Ltd.
4.00%, 03/20/16
(Cost $167,136)	$200,000	$166,052

	Shares
FOREIGN COMMON STOCKS — 95.4%
Argentina — 0.2%
Banco Macro SA ADRΔ	11,958	233,181
Cresud SACIF y A ADR	61,370	699,005
Pampa Energia SA ADRΔ	46,575	500,681
Petrobras Argentina SA ADRΔ	53,289	672,507

		2,105,374

Australia — 4.7%
AGL Energy, Ltd.‡‡	25,537	374,288
Alumina, Ltd.	34,920	39,823
Amcor, Ltd.	574,104	4,233,657
AMP, Ltd.	854,373	3,556,574
Ansell, Ltd.	110	1,636
APN News & Media, Ltd.	132,382	96,134
Asciano, Ltd.	121,605	559,698
ASX, Ltd.‡‡	2,537	79,350
Australia & New Zealand Banking Group, Ltd.‡‡	31,536	662,194
Bendigo and Adelaide Bank, Ltd.‡‡	38,256	314,199
BHP Billiton, Ltd.‡‡	65,481	2,305,239
Billabong International, Ltd.	40,309	72,973
BlueScope Steel, Ltd.Δ	1,395,496	578,061
Brambles, Ltd.‡‡	286,107	2,095,228
Caltex Australia, Ltd.‡‡	34,969	420,968
CFS Retail Property Trust REIT‡‡	37,629	64,850
CGA Mining, Ltd.*	310,575	624,961
Coca-Cola Amatil, Ltd.	6,420	75,579
Cochlear, Ltd.Δ	28,486	1,806,396
Commonwealth Bank of Australia‡‡	23,783	1,197,287
Computershare, Ltd.‡‡	6,176	50,598
CSL, Ltd.‡‡	10,097	330,470
CSR, Ltd.	100,304	201,078
David Jones, Ltd.	81,183	196,790
Dexus Property Group REIT	84,924	72,094
Downer EDI, Ltd.‡‡	549,972	1,800,033
DUET Group	132,061	237,051
Fairfax Media, Ltd.	269,714	198,621
Fortescue Metals Group, Ltd.Δ‡‡	512,804	2,239,593
Goodman Fielder, Ltd.‡‡	206,554	91,899
Goodman Group REIT‡‡	99,079	57,763
GPT Group REIT‡‡	40,076	125,838
GPT Group REIT +	63,198	—
GrainCorp, Ltd.	14,219	114,164
Iluka Resources, Ltd.	89,800	1,423,633
Incitec Pivot, Ltd.‡‡	137,785	438,281
Insurance Australia Group, Ltd.	58,200	177,390
Lend Lease Group‡‡	7,753	56,777
Macquarie Group, Ltd.	12,043	293,035
Mirvac Group REIT‡‡	47,808	57,700
Monadelphous Group, Ltd.	4,022	82,767
Mount Gibson Iron, Ltd.	1,221,863	1,399,685
National Australia Bank, Ltd.‡‡	129,161	3,085,987

	Shares	Value
Newcrest Mining, Ltd.‡‡	13,780	$417,187
Nufarm, Ltd.*‡‡	101,090	430,122
Origin Energy, Ltd.‡‡	29,508	402,611
OZ Minerals, Ltd.‡‡	4,583	46,922
Pacific Brands, Ltd.‡‡	902,563	507,727
Paladin Energy, Ltd.*‡‡	4,238	5,938
Primary Health Care, Ltd.	9,645	30,384
Qantas Airways, Ltd.*	158,399	236,535
QBE Insurance Group, Ltd.Δ	268,536	3,556,822
QR National, Ltd.	23,918	83,664
Ramsay Health Care, Ltd.‡‡	12,229	241,150
Rio Tinto, Ltd.Δ‡‡	28,730	1,771,915
Santos, Ltd.‡‡	36,542	457,471
Sonic Healthcare, Ltd.	34,559	398,713
SP AusNet	157,887	151,797
Spark Infrastructure Group 144A‡‡	268,877	378,134
Stockland REIT‡‡	46,149	150,571
Suncorp Group, Ltd.‡‡	234,571	2,010,519
Telstra Corporation, Ltd.‡‡	1,942,997	6,617,687
Toll Holdings, Ltd.Δ	314,863	1,359,014
UGL, Ltd.‡‡	3,325	40,470
Wesfarmers, Ltd.‡‡	18,770	566,339
Westfield Group REIT‡‡	43,480	347,320
Westfield Retail Trust REIT‡‡	59,197	150,761
Westpac Banking Corporation‡‡	46,607	953,391
Woodside Petroleum, Ltd.	60,714	1,901,446

		55,104,952

Austria — 0.0%
Viener Versicherung Gruppe	14,275	565,716

Belgium — 0.2%
Groupe Bruxelles Lambert SA‡‡	457	30,467
Mobistar SA	6,700	351,107
Nyrstar	38,421	303,330
Solvay SA‡‡	8,243	679,155
UCB SA	16,806	707,129

		2,071,188

Bermuda — 0.2%
Catlin Group, Ltd.‡‡	33,906	209,938
Seadrill, Ltd.Δ	41,428	1,385,355
Signet Jewelers, Ltd.Δ	21,800	947,605

		2,542,898

Brazil — 3.0%
Amil Participacoes SA	107,690	948,584
B2W Cia Global Do Varejo	15,500	74,789
Banco Santander Brasil SA	472,182	3,818,382
BM&FBovespa SA	400,000	2,101,595
Brasil Foods SA	70,500	1,376,550
BrasilAgro - Companhia Brasileira de Propriedades Agricolas*	81,200	420,529
Centrais Eletricas Brasileiras SA	179,200	1,713,941
Embraer SA ADR	16,010	403,772
Fertilizantes Heringer SA*	52,000	309,449
Gafisa SA	103,900	229,496
GP Investments, Ltd.*	451,706	961,412
Itau Unibanco Holding SA ADR	201,117	3,732,732
Lojas Renner SA	27,968	725,871

See Notes to Financial Statements.
184

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Magnesita Refratarios SA*	52,339	$161,906
Marfrig Alimentos SA	43,367	198,555
OGX Petroleo e Gas Participacoes SA*	547,620	3,998,705
Petroleo Brasileiro SA ADRΔ	270,285	6,448,071
Profarma Distribuidora de Produtos Farmaceuticos SA	95,000	547,514
SLC Agricola SA	51,200	425,466
Tim Participacoes SA ADRΔ	38,791	1,000,808
Totvs SA	34,711	618,945
Tractebel Energia SA	28,014	449,966
Ultrapar Participacoes SA	89,268	1,531,949
Vale SA ADRΔ	129,600	2,669,760

		34,868,747

Canada — 2.0%
Bankers Petroleum, Ltd.Δ*	322,921	1,407,381
Banro CorporationΔ*	121,880	452,227
Canadian National Railway Co.	62,700	4,925,712
Eastern Platinum, Ltd.Δ*	686,134	363,693
Enbridge, Inc.Δ	88,600	3,312,662
First Quantum Minerals, Ltd.	199,339	3,923,187
Goldcorp, Inc.	45,090	1,995,233
Gran Colombia Gold CorporationΔ*	759,812	387,830
Ivanhoe Mines, Ltd.Δ*	12,246	216,999
Nexen, Inc.	88,627	1,410,202
Niko Resources, Ltd.	24,301	1,150,466
Potash Corporation of Saskatchewan, Inc.	46,010	1,899,293
Silver Standard Resources, Inc.*	40,809	563,980
Suncor Energy, Inc.	51,000	1,470,803

		23,479,668

Chile — 0.1%
Embotelladora Andina SA ADR Class A@	9,343	192,186
Embotelladora Andina SA ADR Class BΔ	14,241	370,693
Sociedad Quimica y Minera de Chile SA ADRΔ	15,000	807,450

		1,370,329

China — 2.7%
Anhui Conch Cement Co., Ltd. Class H	503,596	1,494,591
Baidu, Inc. ADR*	73,250	8,531,428
China Life Insurance Co., Ltd. Class H	252,000	622,975
China Merchants Bank Co., Ltd. Class HΔ	1,726,190	3,489,453
China Shenhua Energy Co., Ltd. Class H	403,651	1,751,479
CNinsure, Inc. ADRΔ*	15,460	106,983
CNOOC, Ltd.	952,900	1,666,158
Ctrip.com International, Ltd. ADRΔ	42,798	1,001,473
ENN Energy Holdings, Ltd.Δ	290,433	931,139
Foxconn International Holdings, Ltd.*‡‡	16,000	10,321
Huaneng Power International, Inc. Class H	1,504,000	799,773
Industrial & Commercial Bank of China Class HΔ	2,345,750	1,392,361
Lenovo Group, Ltd.	1,846,000	1,231,205

	Shares	Value
Li Ning Co, Ltd.Δ	638,842	$507,514
Longfor Properties Co., Ltd.Δ	498,958	564,063
Parkson Retail Group, Ltd.Δ	865,427	1,060,807
Tencent Holdings, Ltd.	236,800	4,759,416
Trina Solar, Ltd. ADRΔ*	31,266	208,857
Want Want China Holdings, Ltd.Δ	1,100,283	1,097,931
West China Cement, Ltd.	1,675,528	280,456
Yangzijiang Shipbuilding Holdings, Ltd.‡‡	32,800	23,012

		31,531,395

Colombia — 0.1%
BanColombia SA	64,300	944,681
BanColombia SA ADRΔ	8,246	491,132

		1,435,813

Cyprus — 0.0%
Eurasia Drilling Co., Ltd. GDRΔ	15,112	355,132

Denmark — 0.7%
AP Moller - Maersk A/S Class B‡‡	28	184,870
Coloplast A/S Class B‡‡	1,823	262,183
Danske Bank A/S	11,411	144,940
DSV A/S‡‡	31,822	570,694
H Lundbeck A/S‡‡	13,300	250,100
Novo Nordisk A/S Class BΔ‡‡	38,394	4,412,105
Novozymes A/SΔ	40,000	1,234,830
Sydbank A/S	2,037	31,956
Topdanmark A/S*‡‡	2,600	405,168
Vestas Wind Systems A/SΔ*	31,000	334,651

		7,831,497

Egypt — 0.3%
Egyptian Financial Group-Hermes Holding*	584,057	969,433
ElSwedy Electric Co.	80,671	277,431
Orascom Construction Industries	54,878	1,830,404
Oriental Weavers	52,553	261,251
Telecom Egypt Co.	382,342	837,498

		4,176,017

Estonia — 0.0%
Tallink Group PLC*	491,560	363,906

Finland — 0.3%
Kesko OYJ‡‡	5,568	187,077
Metso OYJ‡‡	31,248	1,158,681
Nokia OYJ‡‡	27,337	133,457
Orion OYJ‡‡	19,300	375,934
Outotec OYJ	11,519	542,667
Wartsila OYJ Abp‡‡	31,196	901,177

		3,298,993

France — 7.5%
Aeroports de Paris	7,485	513,434
Alcatel-Lucent*	126,523	197,649
Alstom SA	32,850	996,150
Arkema SA‡‡	236	16,708
AtoS‡‡	8,627	378,621
AXA SA‡‡	30,296	393,870
BNP Paribas SA‡‡	59,871	2,351,757
Bouygues SA‡‡	20,150	634,895
Cap Gemini SA	39,844	1,245,109
Carrefour SA	211,188	4,814,698

See Notes to Financial Statements. 185

	Shares	Value
Casino Guichard Perrachon SA	15,681	$1,320,804
Christian Dior SA‡‡	47,449	5,625,837
Cie de St-Gobain‡‡	146,479	5,623,891
Cie Generale de Geophysique- Veritas*‡‡	66,682	1,564,673
Cie Generale d’Optique Essilor International SA	9,985	704,953
CNP Assurances‡‡	5,858	72,617
Credit Agricole SA‡‡	29,800	168,159
Danone	95,029	5,973,673
Eramet‡‡	6,446	788,387
Faurecia‡‡	28,443	539,300
France Telecom SA‡‡	363,910	5,715,457
GDF Suez	72,000	1,968,084
Hermes International‡‡	2,104	627,265
Imerys SA‡‡	52	2,395
Ipsen SA‡‡	4,800	150,650
JCDecaux SA	8,454	194,705
Klepierre REIT‡‡	623	17,771
L’Oreal SA	27,699	2,893,042
Natixis‡‡	44,299	111,457
Nexans SA‡‡	9,540	495,119
PPR‡‡	31,169	4,463,664
Publicis Groupe SA	9,447	434,600
Safran SA‡‡	31,170	936,129
Sanofi‡‡	146,316	10,746,694
Schneider Electric SA‡‡	115,307	6,070,910
Societe BIC SA‡‡	6,764	599,669
Societe Generale SA‡‡	97,254	2,165,605
Societe Television Francaise 1‡‡	65,142	635,865
Thales SA‡‡	6,660	210,320
Total SA‡‡	179,394	9,171,116
Unibail-Rodamco SE REIT‡‡	1,611	289,611
Valeo SA‡‡	25,703	1,021,600
Vallourec SA	5,762	374,066
Vinci SAΔ	74,399	3,250,774
Vivendi SA‡‡	86,172	1,887,051

		88,358,804

Germany — 7.2%
Adidas AG‡‡	37,431	2,434,844
Aixtron SE NAΔ	71,251	908,332
Allianz SE	22,111	2,115,090
Aurubis AG‡‡	16,553	882,655
Axel Springer AGΔ	15,600	670,417
BASF SEΔ‡‡	56,252	3,923,407
Bayer AG‡‡	124,708	7,973,306
Bayerische Motoren Werke AG	34,910	2,338,629
Beiersdorf AG	72,517	4,112,722
Bilfinger Berger SE‡‡	16,716	1,425,290
Continental AG	6,664	414,813
Daimler AG‡‡	66,464	2,917,827
Deutsche Bank AG‡‡	43,536	1,658,555
Deutsche Boerse AG‡‡	565	31,531
Deutsche Lufthansa AG	98,362	1,169,294
Deutsche Post AG‡‡	19,517	300,087
Deutsche Telekom AGΔ‡‡	482,591	5,537,008
Fresenius Medical Care AG & Co. KGaA	29,202	1,984,217
Fresenius SE & Co KGaA‡‡	1,995	184,563
GEA Group AG	74,274	2,100,417
Hannover Rueckversicherung AG	52,429	2,600,584

	Shares	Value
HeidelbergCement AG	21,100	$895,449
Infineon Technologies AG‡‡	61,752	464,828
K+S AG‡‡	14,141	639,104
Kloeckner & Co. SE‡‡	22,364	287,130
Linde AG	39,696	5,905,721
Merck KGaA‡‡	12,778	1,273,914
Metro AG	43,230	1,577,798
NII Holdings, Inc.*	47,030	1,001,739
Puma SE	455	132,499
Rhoen Klinikum AG	11,009	209,736
RWE AGΔ	167,482	5,885,118
Salzgitter AG	7,386	369,276
SAP AG‡‡	183,179	9,684,672
Siemens AG‡‡	47,631	4,558,126
SMA Solar Technology AGΔ	32,645	1,823,751
Software AG‡‡	5,167	190,958
Suedzucker AGΔ	60,213	1,920,987
TUI AGΔ	238,705	1,482,001
Volkswagen AG	8,637	1,158,642

		85,145,037

Greece — 0.1%
Coca Cola Hellenic Bottling Co. SA	51,722	886,969

Guernsey — 0.0%
Resolution, Ltd.	7,614	29,727

Hong Kong — 2.2%
AIA Group, Ltd.	967,600	3,021,180
ASM Pacific Technology, Ltd.Δ‡‡	51,057	572,917
Bank of East Asia, Ltd.	6,400	24,227
Belle International Holdings, Ltd.	389,000	678,168
Cheung Kong Holdings, Ltd.‡‡	49,000	582,958
Cheung Kong Infrastructure Holdings, Ltd.‡‡	7,000	41,009
China Mobile, Ltd.	346,618	3,387,365
China Overseas Land & Investment, Ltd.Δ	632,372	1,056,857
China Resources Cement Holdings, Ltd.Δ	506,782	377,806
China Resources Gas Group, Ltd.Δ	333,469	476,593
CLP Holdings, Ltd.‡‡	55,000	467,740
COSCO Pacific, Ltd.	254,000	296,626
Esprit Holdings, Ltd.	52,577	67,832
Hang Lung Group, Ltd.‡‡	15,000	82,179
Hang Seng Bank, Ltd.	4,600	54,579
Hong Kong & China Gas Co., Ltd.	66,000	152,963
Hong Kong Exchanges and Clearing, Ltd.Δ‡‡	107,200	1,712,914
Hopewell Holdings, Ltd.‡‡	105,500	269,774
Hutchison Whampoa, Ltd.‡‡	31,000	259,644
Hysan Development Co., Ltd.	72,000	236,397
Jardine Matheson Holdings, Ltd.	51,200	2,408,960
Kerry Properties, Ltd.	100	331
Li & Fung, Ltd.Δ	2,062,000	3,817,830
Lifestyle International Holdings, Ltd.‡‡	4,000	8,817
Link (The) REIT‡‡	39,500	145,456
Luks Group Vietnam Holdings Co., Ltd.	1,626,000	324,505
Mongolia Energy Corporation Ltd.*‡‡	15,000	1,352

See Notes to Financial Statements.
186

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
New World Department Store China, Ltd.	439,337	$250,594
New World Development Co., Ltd.‡‡	64,000	51,585
NWS Holdings, Ltd.‡‡	21,000	30,932
Orient Overseas International, Ltd.	21,500	125,541
PCCW, Ltd.‡‡	68,000	23,377
Ports Design, Ltd.Δ	134,500	203,310
Power Assets Holdings, Ltd.	268,500	1,986,110
Shangri-La Asia, Ltd.	1,000	1,725
Sun Hung Kai Properties, Ltd.‡‡	39,000	488,843
Swire Pacific, Ltd. Class A‡‡	13,000	156,922
Television Broadcasts, Ltd.‡‡	33,800	204,978
United Laboratories International Holdings, Ltd. (The)Δ	2,142,000	1,232,810
Wharf Holdings, Ltd.	21,000	94,906
Wheelock & Co., Ltd.	74,000	183,318
Wing Hang Bank, Ltd.	3,500	28,684
Yue Yuen Industrial Holdings, Ltd.	74,000	233,912

		25,824,526

Hungary — 0.3%
Egis Gyogyszergyar Nyrt	22,297	1,620,766
MOL Hungarian Oil and Gas PLC	24,409	1,739,203

		3,359,969

India — 1.8%
Ambuja Cements, Ltd.	472,588	1,382,479
Andhra Bank@	230,321	346,750
Asian Paints, Ltd.@	14,025	684,638
Axis Bank, Ltd.	89,310	1,359,032
Bajaj Auto, Ltd.	14,013	419,928
Container Corporation of India, Ltd.	23,263	367,530
Dabur India, Ltd.@	311,455	583,263
Housing Development Finance Corporation	107,500	1,319,939
ICICI Bank, Ltd. ADR	100,500	2,656,215
India Cements, Ltd. GDR	719,676	895,277
Infosys Technologies, Ltd.	17,122	892,340
Infosys, Ltd. ADRΔ	94,188	4,839,379
Lupin, Ltd.*	140,325	1,183,402
NTPC, Ltd.*	76,900	232,923
Opto Circuits India, Ltd.*	85,458	320,719
Pantaloon Retail India, Ltd.	211,223	572,754
Petronet LNG, Ltd.	441,330	1,294,778
REI Agro, Ltd.*	1,781,622	553,559
Reliance Capital, Ltd.*	67,100	296,931
Shriram Transport Finance Co., Ltd.*	115,811	917,787
SKS Microfinance, Ltd.*	17,272	30,459
Tata Consultancy Services, Ltd.	6,580	143,811
United Phosphorus, Ltd.*	158,172	377,969
Welspun Corporation Ltd.	75,572	119,680

		21,791,542

Indonesia — 1.0%
PT Bank Danamon Indonesia Tbk	940,050	425,057
PT Bank Rakyat Indonesia Tbk	4,983,134	3,709,529
PT Indocement Tunggal Prakarsa Tbk	1,125,280	2,115,911

	Shares	Value
PT Medco Energi Internasional Tbk	4,134,000	$1,105,591
PT Ramayana Lestari Sentosa Tbk	2,808,500	223,007
PT Semen Gresik Persero Tbk	772,637	975,649
PT Telekomunikasi Indonesia Tbk ADR	39,480	1,213,615
PT Telekomunikasi Indonesia Tbk	2,890,694	2,247,521

		12,015,880

Ireland — 0.7%
Experian PLC‡‡	306,866	4,172,276
James Hardie Industries SE ADR	107,900	752,654
Shire PLC	85,460	2,976,873
WPP PLC‡‡	21,483	225,366

		8,127,169

Israel — 0.8%
Check Point Software Technologies, Ltd.Δ*	29,300	1,539,422
Teva Pharmaceutical Industries, Ltd. ADRΔ	208,100	8,398,916

		9,938,338

Italy — 1.2%
A2A SpA	56,612	53,231
ACEA SpA	75,579	478,134
Assicurazioni Generali SpA	20,976	315,733
Banca Monte dei Paschi di Siena SpA	260,700	84,994
Enel SpA‡‡	298,971	1,216,547
ENI SpA‡‡	360,653	7,473,053
Intesa Sanpaolo SpA‡‡	1,818,679	3,045,843
Prysmian SpA	591	7,339
Saipem SpA	7,391	314,236
Telecom Italia SpA	229,524	246,857
Tod’s SpA	3,544	289,198
UniCredit SpA	24,469	203,315
Unione di Banche Italiane SCPA	14,202	58,194

		13,786,674

Japan — 13.9%
Aeon Co., Ltd.	39,800	546,558
Aisin Seiki Co., Ltd.	61,200	1,744,482
Ajinomoto Co., Inc.	40,000	480,187
Aozora Bank, Ltd.	56,600	155,895
Asahi Glass Co., Ltd.‡‡	29,200	245,072
Asahi Kasei Corporation	50,200	302,622
Astellas Pharma, Inc.	151,800	6,172,977
Bridgestone Corporation	6,800	154,164
Brother Industries, Ltd.‡‡	48,900	600,370
Canon, Inc.Δ‡‡	201,350	8,920,404
Central Japan Railway Co.‡‡	39	329,349
Chiyoda Corporation	40,000	406,912
Chubu Electric Power Co., Inc.‡‡	22,500	420,066
Coca-Cola West Co., Ltd.	14,300	248,025
Cosmo Oil Co., Ltd.‡‡	147,000	410,615
Credit Saison Co., Ltd.‡‡	22,300	447,043
Daicel Corporation‡‡	31,000	188,892
Daido Steel Co., Ltd.‡‡	91,000	571,041
Daihatsu Motor Co., Ltd.	140,000	2,499,156

See Notes to Financial Statements.

	Shares	Value
Dai-ichi Life Insurance Co., Ltd. (The)	126	$123,921
Daiichi Sankyo Co., Ltd.	5,100	101,112
Daito Trust Construction Co., Ltd.‡‡	17,400	1,492,010
Daiwa House Industry Co., Ltd.‡‡	3,000	35,780
Dena Co., Ltd.	26,400	791,966
Denso Corporation	117,500	3,245,485
East Japan Railway Co.‡‡	6,000	381,967
Ebara Corporation‡‡	141,000	485,449
FamilyMart Co., Ltd.Δ	24,700	998,012
FANUC Corporation‡‡	15,300	2,341,614
Fuji Electric Co., Ltd.	83,000	227,530
Fuji Heavy Industries, Ltd.‡‡	34,900	210,842
Fuji Media Holdings, Inc.	75	113,713
Fujitsu, Ltd.‡‡	343,000	1,782,513
Fukuoka Financial Group, Inc.‡‡	45,000	188,840
Gree, Inc.Δ	48,900	1,684,849
Gunma Bank, Ltd. (The)	15,000	82,435
Hakuhodo DY Holdings, Inc.	5,580	320,431
Hikari Tsushin, Inc.	6,000	149,435
Hino Motors, Ltd.‡‡	109,000	661,336
Hitachi High-Technologies Corporation	6,000	130,181
Hitachi, Ltd.‡‡	492,000	2,582,409
Hokuhoku Financial Group, Inc.‡‡	188,000	366,377
Hokuriku Electric Power Co.	4,500	84,013
Honda Motor Co., Ltd.‡‡	12,100	369,115
Hoya Corporation	137,200	2,955,406
Ibiden Co., Ltd.	64,200	1,269,487
Idemitsu Kosan Co., Ltd.‡‡	7,900	814,941
IHI Corporation‡‡	278,000	675,406
Inpex Corporation	860	5,418,994
Isuzu Motors, Ltd.‡‡	122,100	564,734
ITOCHU Corporation‡‡	94,300	958,069
Japan Petroleum Exploration Co.‡‡	5,400	211,173
Japan Prime Realty Investment Corporation REIT	9	21,199
Japan Real Estate Investment Corporation REIT	7	54,567
Japan Retail Fund Investment Corporation REIT	20	29,622
Japan Steel Works, Ltd. (The)	2,000	13,902
JGC Corporation‡‡	92,000	2,208,861
JSR Corporation	22,400	413,252
JTEKT Corporation‡‡	108,700	1,069,065
JX Holdings, Inc.‡‡	33,170	200,390
Kajima Corporation	27,000	82,786
Kaneka Corporation‡‡	6,000	31,961
Kansai Electric Power Co., Inc. (The)	29,700	455,706
Kao Corporation‡‡	188,100	5,139,331
Kawasaki Kisen Kaisha, Ltd.	37,000	66,818
KDDI Corporation‡‡	158	1,016,110
Keisei Electric Railway Co., Ltd.	4,000	29,414
Kinden Corporation‡‡	31,000	261,790
Kobe Steel, Ltd.‡‡	305,000	471,547
Koito Manufacturing Co., Ltd.	22,000	308,692
Komatsu, Ltd.	53,000	1,238,755
Konami Corporation	39,100	1,170,917

	Shares	Value
Konica Minolta Holdings, Inc.‡‡	289,000	$2,155,203
Kuraray Co., Ltd.‡‡	125,600	1,786,826
Kyocera Corporation	7,600	611,199
Lawson, Inc.	66,800	4,170,118
Leopalace21 Corporation‡‡	4,600	9,024
Marubeni Corporation	78,800	480,151
Maruichi Steel Tube, Ltd.‡‡	20,400	455,071
Mazda Motor Corporation	83,000	146,655
Miraca Holdings, Inc.‡‡	8,700	346,440
Mitsubishi Chemical Holdings Corporation‡‡	94,500	520,566
Mitsubishi Corporation	109,800	2,218,254
Mitsubishi Electric Corporation‡‡	92,800	889,780
Mitsubishi Estate Co., Ltd.‡‡	133,000	1,987,138
Mitsubishi Heavy Industries, Ltd.‡‡	192,000	818,189
Mitsubishi Motors Corporation*	25,000	29,557
Mitsubishi UFJ Financial Group, Inc.‡‡	256,900	1,091,416
Mitsubishi UFJ Lease & Finance Co., Ltd.‡‡	9,910	392,692
Mitsui & Co., Ltd.‡‡	85,200	1,324,989
Mitsui Chemicals, Inc.	135,000	412,174
Mitsui Fudosan Co., Ltd.‡‡	18,000	262,388
Mitsui Mining & Smelting Co., Ltd.	95,000	245,615
Mitsumi Electric Co., Ltd.	30,800	229,289
Mizuho Financial Group, Inc.‡‡	148,240	200,298
NHK Spring Co., Ltd.	64,000	567,078
Nikon Corporation	4,900	109,115
Nintendo Co., Ltd.	20,100	2,768,091
Nippon Building Fund, Inc. REIT	8	65,480
Nippon Electric Glass Co., Ltd.‡‡	49,100	486,088
Nippon Kayaku Co., Ltd.‡‡	10,000	96,401
Nippon Meat Packers, Inc.‡‡	11,000	136,625
Nippon Sheet Glass Co., Ltd.	178,000	333,013
Nippon Shokubai Co., Ltd.‡‡	27,000	290,100
Nippon Telegraph & Telephone Corporation‡‡	43,700	2,234,111
Nippon Yusen KK	45,800	117,222
Nishi-Nippon City Bank, Ltd. (The)‡‡	110,200	316,412
Nissan Motor Co., Ltd.	236,000	2,121,762
Nisshin Seifun Group, Inc.‡‡	19,500	236,371
Nitto Denko Corporation‡‡	31,100	1,112,763
NKSJ Holdings, Inc.	66,250	1,299,695
Nomura Real Estate Holdings, Inc.	6,800	101,245
Nomura Research Institute, Ltd.	44,000	994,673
NSK, Ltd.	22,000	142,913
NTT DoCoMo, Inc.‡‡	306	562,544
Ono Pharmaceutical Co., Ltd.	1,400	78,576
ORIX Corporation‡‡	1,590	131,381
Osaka Gas Co., Ltd.‡‡	77,000	304,118
Otsuka Corporation	4,600	316,747
Pacific Metals Co., Ltd.	14,000	67,845
Rakuten, Inc.	3,940	4,238,431
Rengo Co., Ltd.‡‡	4,000	27,907
Rohm Co., Ltd.	13,900	648,318
Sanrio Co., Ltd.Δ	37,400	1,921,749

See Notes to Financial Statements.
188

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
SBI Holdings, Inc.	176	$12,896
Seino Holdings Corporation‡‡	24,000	186,150
Sekisui Chemical Co., Ltd.‡‡	74,000	610,498
Sekisui House, Ltd.‡‡	8,000	70,989
Seven & I Holdings Co., Ltd.‡‡	263,700	7,348,792
Shimadzu Corporation	26,000	220,242
Shimamura Co., Ltd.	20,200	2,065,402
Shin-Etsu Chemical Co., Ltd.	140,400	6,913,291
Shinko Electric Industries Co., Ltd.	20,000	136,157
Showa Shell Sekiyu KK	52,600	354,676
SMC Corporation	13,400	2,162,245
Softbank Corporation‡‡	10,700	315,147
Sojitz Corporation‡‡	4,700	7,266
Sony Corporation‡‡	20,700	371,670
Sumco Corporation	13,600	100,538
Sumitomo Corporation‡‡	6,100	82,580
Sumitomo Heavy Industries, Ltd.‡‡	84,000	490,009
Sumitomo Metal Industries, Ltd.	18,000	32,740
Sumitomo Metal Mining Co., Ltd.	15,000	192,737
Sumitomo Mitsui Financial Group, Inc.‡‡	35,600	991,638
Sumitomo Mitsui Trust Holdings, Inc.	502,900	1,476,619
Sumitomo Realty & Development Co., Ltd.‡‡	10,000	175,133
T&D Holdings, Inc.	3,000	27,946
Taiheiyo Cement Corporation	59,000	112,680
Taisei Corporation	156,000	395,219
Taisho Pharmaceutical Holdings Co., Ltd.	900	69,456
Takeda Pharmaceutical Co., Ltd.‡‡	139,100	6,108,328
TDK Corporation‡‡	2,700	119,618
Teijin, Ltd.	15,000	46,187
THK Co., Ltd.	11,600	228,624
Tohoku Electric Power Co., Inc.	2,300	22,083
Tokai Rika Co., Ltd.‡‡	14,500	222,106
Tokio Marine Holdings, Inc.	197,500	4,374,919
Tokuyama Corporation	63,000	200,533
Tokyo Electric Power Co., Inc. (The)	8,900	21,160
Tokyo Electron, Ltd.	15,200	773,132
Tokyo Gas Co., Ltd.	30,000	137,976
Tokyu Land Corporation	5,000	18,903
TonenGeneral Sekiyu KK‡‡	36,000	393,348
Toshiba Corporation	15,300	62,615
Tosoh Corporation	56,000	149,877
Toyo Seikan Kaisha, Ltd.	5,000	68,208
Toyo Suisan Kaisha, Ltd.	40,000	969,209
Toyota Auto Body Co., Ltd.+	8,800	128,279
Toyota Boshoku Corporation	7,500	78,245
Toyota Motor Corporation‡‡	125,540	4,183,579
Trend Micro, Inc.Δ	29,000	866,948
Ube Industries, Ltd.‡‡	252,000	690,815
UNY Co., Ltd.	45,300	407,859
USS Co., Ltd.‡‡	4,040	365,316
West Japan Railway Co.‡‡	4,000	173,834
Yamada Denki Co., Ltd.‡‡	25,540	1,738,724
Yamaguchi Financial Group, Inc.	14,000	133,688
Yamaha Corporation	7,900	72,462

	Shares	Value
Yamaha Motor Co., Ltd.	91,100	$1,152,805
Yamatake Corporation	21,000	456,723
Yamato Holdings Co., Ltd.‡‡	61,100	1,029,579

		163,876,264

Jersey — 0.0%
Randgold Resources, Ltd.	1,533	156,771

Kazakhstan — 0.0%
Kazkommertsbank ADR 144A*	140,523	379,412

Kenya — 0.1%
Safaricom, Ltd.	37,678,900	1,306,143

Lebanon — 0.1%
Solidere GDR 144A	58,829	845,957

Luxembourg — 0.1%
Millicom International Cellular SA ADR‡‡	858	85,961
Oriflame Cosmetics SA ADRΔ	16,100	508,599
Ternium SA ADR	23,307	428,616

		1,023,176

Malaysia — 0.3%
AirAsia Bhd	1,042,765	1,240,134
CIMB Group Holdings Bhd	454,496	1,066,704
Faber Group Bhd	507,900	286,795
KLCC Property Holdings Bhd	449,700	446,863
Lafarge Malayan Cement Bhd	148,480	327,874
RHB Capital Bhd	323,836	764,130

		4,132,500

Mexico — 0.7%
America Movil SAB de CV	764,000	863,933
America Movil SAB de CV ADRΔ	149,312	3,374,451
Corporacion Moctezuma SAB de CV@	174,707	357,058
Genomma Lab Internacional SAB de CVΔ*	403,014	777,165
Gruma SAB de CV*	132,500	248,864
Grupo Financiero Banorte SAB de CV	190,879	577,916
Grupo Financiero Inbursa SA	617,286	1,135,954
Industrias Bachoco SAB de CV ADR	21,095	402,282
Megacable Holdings SAB de CV*	178,995	366,848

		8,104,471

Mongolia — 0.0%
Mongolian Mining CorporationΔ*	307,680	231,356

Netherlands — 5.2%
Aalberts Industries NV‡‡	11,642	195,578
Aegon NV*	56,094	225,131
Akzo Nobel NV	6,111	295,486
ASML Holding NV‡‡	49,574	2,083,629
Corio NV REIT	363	15,788
Delta Lloyd NV‡‡	21,926	368,909
European Aeronautic Defence and Space Co. NV‡‡	48,168	1,505,542
ING Groep NVΔ*‡‡	1,292,154	9,298,358
Koninklijke Ahold NV‡‡	695,813	9,370,264
Koninklijke Boskalis Westminster NV	8,641	317,502
Koninklijke DSM NV‡‡	15,734	730,038

See Notes to Financial Statements.

	Shares	Value
Koninklijke KPN NV‡‡	83,500	$999,104
Randstad Holding NV	118,373	3,502,241
Reed Elsevier NV	523,668	6,104,546
Royal Dutch Shell PLC Class A‡‡	291,014	10,627,595
Royal Dutch Shell PLC Class B‡‡	195,559	7,452,817
SBM Offshore NV	112,699	2,322,097
Unilever NV‡‡	158,387	5,446,635

		60,861,260

Nigeria — 0.3%
First Bank of Nigeria PLC	9,297,300	509,834
First City Monument Bank PLC@	8,010,291	206,303
Guaranty Trust Bank PLC	5,500,890	482,980
Guaranty Trust Bank PLC GDR	84,085	382,587
United Bank for Africa PLC	10,716,911	171,022
Zenith Bank PLC	17,717,316	1,329,617

		3,082,343

Norway — 0.4%
Telenor ASA	117,291	1,923,848
TGS Nopec Geophysical Co. ASA	63,258	1,401,420
Yara International ASA	34,844	1,398,223

		4,723,491

Peru — 0.2%
Credicorp, Ltd.	26,970	2,952,406

Philippines — 0.1%
International Container Terminal Services, Inc.	680,650	823,760

Russia — 1.3%
Federal Grid Co. Unified Energy System JSC	28,734,143	296,824
Federal Hydrogenerating Co. JSC ADR	438,970	1,332,391
Gazprom OAO ADR	166,903	1,779,726
Global Ports Investment, Ltd. GDR	17,280	241,920
Global Ports Investment, Ltd. GDR 144A	18,105	253,470
LSR Group GDR	103,821	350,084
Magnit OJSC@	16,161	1,413,059
Magnit Shares Issue 6+@	6,427	546,295
NOMOS-BANK GDR 144A*	21,208	201,476
NOMOS-BANK GDR*	11,774	111,853
NovaTek OAO GDR	28,659	3,588,107
Novorossiysk Commercial Sea Port GDRΔ	68,934	516,316
Novorossiysk Commercial Sea Port GDR 144A	10,302	76,486
OKG-3	10,343,800	296,867
Raspadskaya OAO@	214,277	655,688
Sberbank of Russia@	984,330	2,214,742
Sberbank of Russia ADRΔ	23,762	236,194
X5 Retail Group NV GDR*	47,033	1,074,234

		15,185,732

Singapore — 1.2%
Ascendas Real Estate Investment Trust REIT‡‡	30,000	42,327
CapitaLand, Ltd.	88,000	149,940
CapitaMall Trust REIT‡‡	33,000	43,252

	Shares	Value
ComfortDelgro Corporation, Ltd.	54,000	$58,911
Cosco Corporation Singapore, Ltd.	323,000	217,898
DBS Group Holdings, Ltd.	45,000	399,676
Golden Agri-Resources, Ltd.	491,300	270,829
Jardine Cycle & Carriage, Ltd.‡‡	9,000	333,896
Keppel Corporation, Ltd.	17,700	126,911
Oversea-Chinese Banking Corporation, Ltd.‡‡	6,000	36,221
SembCorp Industries, Ltd.‡‡	514,300	1,605,886
Singapore Airlines, Ltd.	23,000	180,163
Singapore Exchange, Ltd.‡‡	227,000	1,072,827
Singapore Press Holdings, Ltd.	28,000	79,658
Singapore Technologies Engineering, Ltd.‡‡	26,000	53,922
Singapore Telecommunications, Ltd.‡‡	2,051,700	4,887,825
StarHub, Ltd.‡‡	3,000	6,731
United Overseas Bank, Ltd.‡‡	255,417	3,006,991
UOL Group, Ltd.‡‡	3,186	9,825
Wilmar International Ltd.	344,000	1,326,086

		13,909,775

Slovenia — 0.1%
Krka DD Novo mesto	9,604	657,544

South Africa — 1.3%
AngloGold Ashanti, Ltd. ADRΔ	41,603	1,766,047
Bidvest Group, Ltd.	91,322	1,751,199
Exxaro Resources, Ltd.	85,180	1,772,704
Gold Fields, Ltd. ADR	103,623	1,580,251
Impala Platinum Holdings, Ltd.	62,521	1,296,107
MTN Group, Ltd.	313,705	5,585,449
Murray & Roberts Holdings, Ltd.	197,640	627,988
Pick’n Pay Stores, Ltd.	115,848	668,750
Royal Bafokeng Platinum, Ltd.*	14,696	100,127
Standard Bank Group, Ltd.	64,085	783,940

		15,932,562

South Korea — 2.4%
Celltrion, Inc.	20,400	643,844
Hyundai Department Store Co., Ltd.	5,560	788,010
Hyundai Hysco Co., Ltd.	27,440	838,744
Kia Motors Corporation	28,500	1,653,790
KIWOOM Securities Co., Ltd.	5,875	279,633
Korea Electric Power Corporation*	136,716	3,035,150
Korea Zinc Co., Ltd.	3,405	899,165
KT Corporation ADRΔ	55,462	867,426
KTB Investment & Securities Co., Ltd.*	22,929	40,506
LG Electronics, Inc.	7,805	504,073
MegaStudy Co., Ltd.	3,290	314,475
Mirae Asset Securities Co., Ltd.	18,837	515,892
NCSoft Corporation	3,955	1,057,266
Samsung Electronics Co., Ltd.	12,659	11,644,229
Samsung Electronics Co., Ltd. (Non-Voting Shares) GDR 144A	4,082	1,181,725
Samsung Fire & Marine Insurance Co., Ltd.	7,714	1,414,593
Shinhan Financial Group Co., Ltd.	56,941	1,969,032

See Notes to Financial Statements.
190

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
SK Telecom Co., Ltd. ADRΔ	48,255	$656,751

		28,304,304

Spain — 3.3%
Acciona SA‡‡	10,143	876,001
Amadeus IT Holding SA‡‡	285,283	4,628,257
Banco Bilbao Vizcaya Argentaria SA‡‡	202,885	1,754,057
Banco Espanol de Credito SA‡‡	8,518	41,066
Banco Santander SA‡‡	1,168,308	8,875,905
Bolsas y Mercados Espanoles SA‡‡	1,314	35,373
Distribuidora Internacional de Alimentacion SA*	129,684	586,612
Endesa SA‡‡	50,391	1,033,712
Iberdrola SA	811,071	5,079,625
Inditex SA‡‡	66,076	5,411,621
Mediaset Espana Comunicacion SA	2,861	16,330
Repsol YPF SA‡‡	61,936	1,902,609
Tecnicas Reunidas SAΔ	58,185	2,090,865
Telefonica SA‡‡	356,375	6,173,661

		38,505,694

Sri Lanka — 0.0%
Dialog Axiata PLC	2,452,710	167,964

Sweden — 2.0%
Alfa Laval ABΔ	85,400	1,618,146
Atlas Copco AB Class AΔ	245,807	5,286,134
Boliden AB‡‡	74,951	1,094,525
Getinge AB‡‡	17,175	435,237
Investor AB‡‡	3,383	63,117
JM AB‡‡	49,699	808,812
Lundin Petroleum AB*‡‡	55,366	1,361,212
NCC AB‡‡	19,639	345,292
Sandvik ABΔ‡‡	311,265	3,819,549
Scania AB‡‡	35,720	529,412
Securitas AB	22,207	191,672
Skandinaviska Enskilda Banken AB‡‡	50,367	293,403
Skanska AB‡‡	23,336	386,557
SKF AB	9,865	208,709
Svenska Cellulosa ABΔ‡‡	196,811	2,916,968
Svenska Handelsbanken ABΔ	77,000	2,025,123
Swedbank AB‡‡	47,714	618,087
Telefonaktiebolaget LM Ericsson Class B‡‡	133,668	1,367,358
TeliaSonera AB‡‡	37,643	255,820
Trelleborg AB‡‡	25,547	221,799

		23,846,932

Switzerland — 6.4%
ABB, Ltd.‡‡	175,248	3,298,610
Actelion, Ltd.*	7,441	255,480
Aryzta AG	5,294	255,880
Cie Financiere Richemont SAΔ‡‡	104,624	5,291,905
Credit Suisse Group AG	74,407	1,748,283
Ferrexpo PLC‡‡	89,303	372,789
Galenica AG	300	175,503
Geberit AGΔ	8,000	1,541,574
Glencore International PLC	10,000	60,877
Julius Baer Group, Ltd.	139,192	5,444,388
Logitech International SA*	17,744	138,563
Nestle SA‡‡	187,666	10,788,847
Novartis AG‡‡	231,076	13,210,669

	Shares	Value
Orascom Development Holding AGΔ	25,964	$396,661
Panalpina Welttransport Holding AG‡‡	2,648	271,199
Roche Holding AG‡‡	58,071	9,842,333
Schindler Holding AG‡‡	1,099	128,000
SGS SA	1,244	2,059,427
STMicroelectronics NV‡‡	7,032	41,783
Sulzer AG‡‡	6,168	659,286
Swatch Group AG (The)	6,390	2,391,233
Swiss Life Holding AG‡‡	8,580	789,218
Syngenta AG‡‡	16,243	4,755,483
Synthes, Inc. 144A	1,147	192,327
Transocean, Ltd.‡‡	4,575	176,658
UBS AG‡‡	146,556	1,744,380
Wolseley PLC‡‡	39,251	1,299,589
Xstrata PLC	143,572	2,180,604
Zurich Financial Services AG	28,128	6,363,462

		75,875,011

Taiwan — 1.5%
Cathay Financial Holding Co., Ltd.	922,284	996,026
Chroma ATE, Inc.	100,573	197,300
Hiwin Technologies Corporation	80,340	652,718
MediaTek, Inc.	71,719	657,288
Richtek Technology Corporation	54,337	225,215
Taiwan Semiconductor Manufacturing Co., Ltd.	3,624,011	9,072,295
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	448,800	5,794,008

		17,594,850

Thailand — 0.8%
Bank of Ayudhya PCL ADR	1,725,948	1,203,514
Central Pattana PCLΔ	799,966	957,170
Central Pattana PCL ADR	108,300	129,582
Charoen Pokphand Foods PCL	3,875,600	4,053,718
Siam Commercial Bank PCL	711,026	2,591,695

		8,935,679

Turkey — 0.6%
Akfen Holding AS*	46,621	174,790
Coca-Cola Icecek AS	69,240	826,309
Turkcell Iletisim Hizmet AS	297,584	1,395,404
Türkiye Garanti Bankasi AS	958,427	2,985,991
Türkiye Halk Bankasi AS	231,140	1,208,336
Yapi ve Kredi Bankasi AS*	488,776	694,288

		7,285,118

United Kingdom — 15.8%
Aegis Group PLC‡‡	193,884	434,788
Anglo American PLC‡‡	243,153	8,924,097
ARM Holdings PLC	351,800	3,234,340
AstraZeneca PLC‡‡	102,394	4,730,745
Aviva PLC‡‡	467,493	2,183,841
Babcock International Group PLC	17,417	198,941
Barclays PLC‡‡	500,909	1,369,503
Berkeley Group Holdings PLC*‡‡	43,068	853,441
BG Group PLC	402,227	8,598,358
BHP Billiton PLC‡‡	372,762	10,868,752
BP PLC‡‡	1,281,332	9,163,458

See Notes to Financial Statements.

	Shares	Value
British Land Co. PLC REIT‡‡	187,201	$1,344,584
British Sky Broadcasting Group PLC	101,495	1,154,570
Britvic PLC	654,878	3,271,746
BT Group PLC‡‡	599,526	1,777,387
Burberry Group PLC‡‡	20,692	380,793
Cairn Energy PLC*	19,660	81,001
Capital Shopping Centres Group PLC REIT	3,152	15,287
Centrica PLC	430,000	1,931,901
Compass Group PLC	1,089,879	10,341,597
Cookson Group PLC‡‡	74,135	586,016
Daily Mail & General Trust PLC‡‡	99,163	615,688
Dixons Retail PLC*	1,157,404	176,508
Drax Group PLC‡‡	21,021	177,917
easyJet PLC	63,853	389,512
Eurasian Natural Resources Corporation PLC‡‡	58,960	581,890
GKN PLC‡‡	504,513	1,433,810
GlaxoSmithKline PLC‡‡	543,359	12,416,949
Hammerson PLC REIT‡‡	6,134	34,294
Hikma Pharmaceuticals PLCΔ	11,109	106,963
HSBC Holdings PLC‡‡	1,031,662	7,867,400
Inchcape PLC‡‡	45,156	205,752
Inmarsat PLC	215,369	1,353,582
Intermediate Capital Group PLC‡‡	159,352	566,215
Investec PLC	19,440	102,344
ITV PLC‡‡	630,298	667,083
J Sainsbury PLC‡‡	144,927	681,737
Kazakhmys PLC	85,831	1,235,640
Kesa Electricals PLC‡‡	160,297	167,536
Land Securities Group PLC REIT‡‡	10,536	103,982
Legal & General Group PLC‡‡	486,852	777,245
Lloyds Banking Group PLC*	699,910	281,575
Meggitt PLC	292,900	1,604,782
Misys PLC‡‡	76,635	276,468
Mondi PLC‡‡	122,170	863,265
National Grid PLC‡‡	102,853	998,309
Pearson PLC‡‡	109,868	2,064,547
Persimmon PLC‡‡	182,354	1,331,010
Polyus Gold International, Ltd. GDR*	597,234	1,791,702
Provident Financial PLC	1,710	24,989
Prudential PLC	538,037	5,335,083
Reed Elsevier PLC‡‡	17,027	137,238
Rentokil Initial PLC*‡‡	737,515	717,563
Rexam PLC	275,993	1,512,150
Rio Tinto PLC‡‡	100,681	4,886,137
Rolls-Royce Holdings PLC	496,468	5,755,581
Rolls-Royce Holdings PLC+	34,256,292	53,200
Rotork PLC	66,100	1,981,193
Royal Bank of Scotland Group PLC*‡‡	4,153,335	1,301,626
RSA Insurance Group PLC	43,200	70,578
Sage Group PLC (The)‡‡	25,804	117,896
Segro PLC REIT	12,232	39,607
Smith & Nephew PLC	222,751	2,163,790
Smiths Group PLC	5,400	76,733
Spirax-Sarco Engineering PLC	50,600	1,471,826
SSE PLC‡‡	73,485	1,473,306
Standard Chartered PLC	397,417	8,696,120
Tate & Lyle PLC‡‡	143,764	1,572,893
TESCO PLC‡‡	1,948,990	12,211,455

	Shares	Value
Thomas Cook Group PLC	40,467	$9,270
TUI Travel PLC	367,910	947,315
Tullow Oil PLC‡‡	213,675	4,652,323
Unilever PLC	235,063	7,896,032
Vodafone Group PLC‡‡	3,198,390	8,886,073
WM Morrison Supermarkets PLC‡‡	682,391	3,456,888

		185,765,716

Total Foreign Common Stocks (Cost $1,210,213,134)		1,124,832,451

FOREIGN PREFERRED STOCKS — 0.6%
Belgium — 0.0%
Fortis*	106,120	137

Brazil — 0.0%
Itau Unibanco Holding SA	11,200	204,095

Chile — 0.0%
Embotelladora Andina SA Class A	38,000	128,593
Embotelladora Andina SA Class B	22,900	100,064

		228,657

Germany — 0.3%
Hugo Boss AGΔ	11,230	827,007
Porsche Automobil Holding SE‡‡	28,638	1,532,623
ProSiebenSat.1 Media AG‡‡	27,737	506,708
Volkswagen AG‡‡	2,052	307,408

		3,173,746

South Korea — 0.3%
LG Electronics, Inc.	82,710	1,723,125
Samsung Electronics Co., Ltd.	3,127	1,812,296

		3,535,421

Total Foreign Preferred Stocks (Cost $8,083,099)		7,142,056

WARRANT — 0.0%
Gran Colombia Gold Corporation
(Cost $71,054)	125,436	19,085

MONEY MARKET FUNDS — 12.6%
GuideStone Money Market Fund (GS4 Class)¥	74,576,754	74,576,754
Northern Institutional Liquid Assets Portfolio§	73,672,665	73,672,665

Total Money Market Funds (Cost $148,249,419)		148,249,419

TOTAL INVESTMENTS — 108.6% (Cost $1,366,783,842)		1,280,409,063

	Shares
SECURITIES SOLD SHORT — (5.4)%
Australia — (0.4)%
Adelaide Brighton, Ltd.	(28,268)	(83,557)
AMP, Ltd.	(37,948)	(157,970)
APA Group	(73,155)	(335,954)
Bank of Queensland, Ltd.	(15,811)	(118,213)
BlueScope Steel, Ltd.	(445,884)	(184,700)
Boart Longyear, Ltd.	(18,910)	(53,768)
Boral, Ltd.	(30,776)	(113,319)
Bradken, Ltd.	(77,231)	(564,001)

See Notes to Financial Statements.
192

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Challenger, Ltd.	(44,300)	$(187,130)
Energy Resources of Australia, Ltd.	(68,115)	(85,343)
Flight Centre, Ltd.	(4,182)	(68,951)
Harvey Norman Holdings, Ltd.	(22,362)	(41,970)
Iluka Resources, Ltd.	(3,884)	(61,575)
IOOF Holdings, Ltd.	(54,763)	(286,779)
Leighton Holdings, Ltd.	(17,470)	(340,212)
Myer Holdings, Ltd.	(102,760)	(203,374)
OneSteel, Ltd.	(240,936)	(172,500)
Orica, Ltd.	(8,004)	(198,440)
Seek, Ltd.	(116,275)	(674,310)
Seven West Media, Ltd.	(53,706)	(177,974)
Sims Metal Management, Ltd.	(9,475)	(122,591)
Ten Network Holdings, Ltd.	(226,516)	(194,611)
Transfield Services, Ltd.	(155,034)	(342,508)
Transurban Group	(20,500)	(117,837)
WorleyParsons, Ltd.	(5,714)	(150,022)

		(5,037,609)

Belgium — 0.0%
Dexia SA*	(16,388)	(6,300)
Umicore SA	(10,714)	(441,927)

		(448,227)

Denmark — (0.2)%
FLSmidth & Co. A/S	(18,500)	(1,087,136)
Novozymes A/S	(7,895)	(243,725)
Tryg A/S	(9,696)	(538,545)
William Demant Holding A/S*	(3,050)	(253,631)

		(2,123,037)

Finland — (0.2)%
Konecranes OYJ	(51,595)	(970,933)
Nokian Renkaat OYJ	(6,449)	(207,663)
Outokumpu OYJ	(62,169)	(408,747)
Rautaruukki OYJ	(34,362)	(316,425)
UPM-Kymmene OYJ	(3,092)	(34,055)
YIT OYJ	(30,720)	(492,220)

		(2,430,043)

France — (0.5)%
Accor SA	(8,163)	(206,914)
Alstom SA	(16,341)	(495,528)
EDF SA	(30,235)	(735,673)
Eiffage SA	(7,634)	(184,811)
Lafarge SA	(7,500)	(263,638)
Neopost SA	(3,104)	(209,143)
Renault SA	(27,258)	(945,466)
Vallourec SA	(34,565)	(2,243,940)
Veolia Environnement SA	(14,259)	(156,293)

		(5,441,406)

Germany — (0.2)%
Commerzbank AG	(31,422)	(52,990)
Hamburger Hafen Und Logistik AG	(15,437)	(456,028)
Hochtief AG	(13,659)	(790,124)
Lanxess AG	(4,080)	(211,221)
MTU Aero Engines Holding AG	(3,859)	(246,928)
Rheinmetall AG	(4,386)	(194,337)
Symrise AG	(28,548)	(761,871)

		(2,713,499)

	Shares	Value
Ireland — 0.0%
James Hardie Industries SE ADR	(41,155)	$(287,076)

Italy — (0.1)%
Mediaset SpA	(52,990)	(146,628)
Mediolanum SpA	(36,849)	(143,457)
Terna Rete Elettrica Nazionale SpA	(170,074)	(573,187)

		(863,272)

Japan — (1.2)%
ABC-Mart, Inc.	(1,200)	(45,633)
Advantest Corporation	(18,200)	(173,322)
Aeon Credit Service Co., Ltd.	(4,500)	(71,093)
Bank of Kyoto, Ltd. (The)	(9,000)	(77,524)
Chugai Pharmaceutical Co., Ltd.	(12,200)	(201,141)
Chugoku Electric Power Co., Inc. (The)	(8,100)	(141,963)
Citizen Holdings Co., Ltd.	(44,600)	(259,013)
Daikin Industries, Ltd.	(10,100)	(276,612)
Daiwa Securities Group, Inc.	(52,000)	(162,141)
Denki Kagaku Kogyo KK	(76,000)	(281,408)
Denso Corporation	(3,800)	(104,960)
Disco Corporation	(10,900)	(568,579)
Don Quijote Co., Ltd.	(2,400)	(82,349)
Dowa Holdings Co., Ltd.	(69,000)	(436,573)
Fast Retailing Co., Ltd.	(600)	(109,133)
Fujikura, Ltd.	(42,000)	(122,775)
GS Yuasa Corporation	(130,000)	(699,233)
Hirose Electric Co., Ltd.	(1,000)	(87,697)
Hiroshima Bank, Ltd. (The)	(5,000)	(23,256)
Hisamitsu Pharmaceutical Co., Inc.	(1,300)	(55,060)
Hitachi Construction Machinery Co., Ltd.	(42,800)	(720,655)
Hitachi Metals, Ltd.	(37,000)	(402,352)
Isetan Mitsukoshi Holdings, Ltd.	(36,200)	(379,543)
J Front Retailing Co., Ltd.	(25,000)	(120,826)
Jafco Co., Ltd.	(17,400)	(319,426)
Kansai Paint Co., Ltd.	(20,000)	(178,511)
Kawasaki Heavy Industries, Ltd.	(49,000)	(122,229)
Keikyu Corporation	(21,000)	(188,528)
Komatsu, Ltd.	(9,000)	(210,355)
Kubota Corporation	(13,000)	(108,939)
Mabuchi Motor Co., Ltd.	(3,100)	(129,083)
Matsui Securities Co., Ltd.	(52,400)	(255,975)
Minebea Co., Ltd.	(30,000)	(125,503)
Mitsui OSK Lines, Ltd.	(27,000)	(104,534)
MS&AD Insurance Group Holdings, Inc.	(4,500)	(83,370)
Murata Manufacturing Co., Ltd.	(4,900)	(251,780)
NGK Insulators, Ltd.	(51,000)	(605,613)
Nidec Corporation	(8,500)	(738,794)
Nintendo Co., Ltd.	(700)	(96,401)
Nippon Steel Corporation	(74,000)	(184,591)
Nippon Television Network Corporation	(780)	(119,376)
Nitori Holdings Co., Ltd.	(550)	(51,592)
Oracle Corporation	(12,000)	(397,090)
OSAKA Titanium Technologies Co.	(7,700)	(340,633)
Rakuten, Inc.	(689)	(741,187)
Ricoh Co., Ltd.	(65,000)	(566,649)

See Notes to Financial Statements.

	Shares	Value
Sharp Corporation	(6,000)	$(52,462)
Shiseido Co., Ltd.	(1,800)	(33,091)
Showa Denko KK	(137,000)	(277,667)
SMC Corporation	(1,000)	(161,362)
Sumitomo Chemical Co., Ltd.	(3,000)	(10,952)
Sumitomo Mitsui Trust Holdings, Inc.	(87,000)	(255,450)
Taiyo Nippon Sanso Corporation	(21,000)	(146,512)
Takashimaya Co., Ltd.	(11,000)	(79,602)
Tobu Railway Co., Ltd.	(48,000)	(245,082)
Tokyo Broadcasting System Holdings, Inc.	(10,800)	(138,911)
Trend Micro, Inc.	(1,100)	(32,884)
Tsumura & Co.	(6,900)	(203,495)
Ushio, Inc.	(18,200)	(262,939)
Yahoo! Japan Corporation	(1,805)	(581,343)
Yakult Honsha Co., Ltd.	(5,000)	(157,529)
Yaskawa Electric Corporation	(41,000)	(348,902)

		(14,511,183)

Luxembourg — (0.1)%
Oriflame Cosmetics SA ADR	(18,740)	(591,986)

Netherlands — (0.3)%
Fugro NV	(22,605)	(1,313,469)
Imtech NV	(7,441)	(192,754)
Koninklijke Philips Electronics NV	(21,000)	(442,477)
Qiagen NV*	(38,351)	(528,620)
Randstad Holding NV	(20,309)	(600,872)
SBM Offshore NV	(12,538)	(258,338)
Wolters Kluwer NV	(19,353)	(334,510)

		(3,671,040)

Papua New Guinea — 0.0%
Oil Search, Ltd.	(57,947)	(370,425)

Spain — (0.1)%
Abertis Infraestructuras SA	(6,134)	(97,966)
Acerinox SA	(4,905)	(62,912)
ACS Actividades de Construccion y Servicios SA	(19,533)	(578,924)
Grifols SA	(26,193)	(440,703)
Indra Sistemas SA	(10,377)	(132,115)
Obrascon Huarte Lain SA	(8,666)	(217,365)
Prosegur Cia de Seguridad SA	(1,139)	(49,811)

		(1,579,796)

Sweden — (0.4)%
Assa Abloy AB Class B	(28,821)	(722,823)
Elekta AB	(12,255)	(531,545)
Hexagon AB	(83,147)	(1,243,209)
Husqvarna AB	(169,301)	(780,078)
Modern Times Group AB	(21,414)	(1,023,085)
SSAB AB	(68,885)	(607,068)

		(4,907,808)

Switzerland — (0.4)%
Clariant AG	(38,598)	(380,926)
Dufry AG	(2,014)	(185,362)
Informa PLC	(10,822)	(60,722)
Nobel Biocare Holding AG	(39,687)	(461,388)
Sonova Holding AG	(13,303)	(1,391,483)
Swiss Re AG	(1,886)	(96,117)
Temenos Group AG*	(84,885)	(1,391,705)

	Shares	Value
Xstrata PLC	(1,945)	$(29,541)

		(3,997,244)

United Kingdom — (1.3)%
Admiral Group PLC	(12,306)	(162,826)
AMEC PLC	(24,900)	(350,925)
Antofagasta PLC	(57,079)	(1,077,012)
ARM Holdings PLC	(2,973)	(27,333)
Britvic PLC	(51,658)	(258,081)
Bunzl PLC	(3,666)	(50,328)
Capita Group PLC (The)	(64,494)	(629,496)
Carnival PLC	(14,790)	(488,314)
Chemring Group PLC	(16,917)	(105,061)
Cobham PLC	(99,558)	(283,559)
Croda International PLC	(7,790)	(218,244)
Electrocomponents PLC	(55,469)	(162,120)
Firstgroup PLC	(34,191)	(179,472)
Inmarsat PLC	(20,761)	(130,482)
International Power PLC	(118,143)	(618,677)
Intertek Group PLC	(16,341)	(516,430)
John Wood Group PLC	(40,000)	(398,186)
Johnson Matthey PLC	(7,256)	(206,889)
Lonmin PLC	(51,844)	(789,028)
Man Group PLC	(74,378)	(145,194)
Meggitt PLC	(18,041)	(98,846)
Michael Page International PLC	(70,466)	(381,702)
Next PLC	(47,794)	(2,031,497)
Old Mutual PLC	(275,127)	(578,949)
Pennon Group PLC	(36,483)	(404,536)
Reckitt Benckiser Group PLC	(14,404)	(711,342)
Rolls-Royce Holdings PLC+	(1,656,000)	(2,572)
Severn Trent PLC	(5,844)	(135,772)
Smith & Nephew PLC	(19,790)	(192,239)
Standard Chartered PLC	(37,942)	(830,232)
Standard Life PLC	(2,724)	(8,727)
Travis Perkins PLC	(70,998)	(877,111)
UBM PLC	(13,555)	(100,496)
United Utilities Group PLC	(31,862)	(299,857)
Weir Group PLC (The)	(35,523)	(1,120,989)
Whitbread PLC	(18,796)	(456,531)

		(15,029,055)

Total Securities Sold Short (Cost $(74,462,583))		(64,002,706)

Liabilities in Excess of Other Assets — (3.2)%		(37,424,067)

NET ASSETS — 100.0%		$1,178,982,290

Please see abbreviation and footnote definitions beginning on page 200.

See Notes to Financial Statements.
194

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

	%
Financial	17.0
Money Market Funds	12.6
Materials & Processing	11.9
Consumer Discretionary	11.8
Futures Contracts	10.8
Producer Durables	10.1
Energy	9.6
Technology	9.3
Consumer Staples	8.7
Health Care	8.6
Utilities	8.4
Foreign Preferred Stocks	0.6
Warrant	—	**
Foreign Bond	—	**
Forward Foreign Currency Contracts	(0.9)
Securities Sold Short	(5.4)

	113.1

**	Rounds to less than 0.005%.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Bond	$166,052	$—	$166,052	$—
Foreign Common Stocks	1,124,832,451	1,098,702,480	25,402,198	727,773
Foreign Preferred Stocks	7,142,056	5,329,760	1,812,296	—
Money Market Funds	148,249,419	148,249,419	—	—
Warrant	19,085	19,085	—	—

Total Assets — Investments in Securities	$1,280,409,063	$1,252,300,744	$27,380,546	$727,773

Other Financial Instruments***
Forward Foreign Currency Contracts	$461,139	$—	$461,139	$—
Futures Contracts	1,187,508	1,187,508	—	—

Total Assets — Other Financial Instruments	$1,648,647	$1,187,508	$461,139	$—

Liabilities:
Investments in Securities:
Securities Sold Short	$(64,002,706)	$(64,000,134)	$—	$(2,572)

Total Liabilities — Investments in Securities	$(64,002,706)	$(64,000,134)	$—	$(2,572)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Schedules of Investments.

See Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Foreign Common Stocks	Securities Sold Short

Balance, 12/31/10	$212,441	$212,441	$—
Accrued discounts/premiums	—	—	—
Realized gain (loss)(1)	47,919	47,919	—
Change in unrealized appreciation (depreciation)(2)	(78,215)	(78,278)	63
Purchases	660,397	660,397	—
Sales	(245,619)	(242,984)	(2,635)
Transfers in and/or out of Level 3(3)	128,278	128,278	—

Balance, 12/31/11	$725,201	$727,773	$(2,572)

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.
(3)

The Fund had a security valued at $156,407 as of December 31, 2010 that was transferred from Level 2 to Level 3 of the fair value hierarchy. The securities that transferred from Level 2 to Level 3 during the year ended December 31, 2011 did so as a result of the inability of the Fund to obtain a price which was determined using observable inputs. The value of the securities as of December 31, 2011 is $128,278.

Level 1 - 2 Transfers

The Fund had common stocks valued at $511,892,106 as of December 31, 2010 that were either sold or transferred from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that were fair valued at December 31, 2010 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2011 is $344,001,286.

The Fund had common stocks valued at $4,690,585 as of December 31, 2010 that were either sold or transferred from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were being valued based on quoted prices December 31, 2010 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2011 is $0.

See Notes to Financial Statements.
196

ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:
ADR	—American Depository Receipt
AGM	—Assured Guaranty Municipal Corporation
AMBAC	—American Municipal Bond Assurance Corporation
CONV	—Convertible
ETF	—Exchange Traded Fund
ETN	—Exchange Traded Note
GDR	—Global Depository Receipt
IO	—Interest Only (Principal amount shown is notional)
LLC	—Limited Liability Company
LOC	—Letter of Credit
LP	—Limited Partnership
PIK	—Payment-in-Kind Bonds
PIPE	—Private Investment in Public Equity
PLC	—Public Limited Company
PO	—Principal Only
REIT	—Real Estate Investment Trust
STEP	—Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STRIP	—Stripped Security
TBA	—To be announced.
TIPS	—Treasury Inflation Protected Security.
144A	—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2011, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$128,258,613	17.24%
Medium-Duration Bond	126,400,012	14.63
Extended-Duration Bond	26,008,099	6.41
Global Bond	18,917,012	11.12
Defensive Market Strategies	13,846,954	4.40
Small Cap Equity	2,519,258	0.60
International Equity	3,508,987	0.30

INVESTMENT FOOTNOTES:

‡‡	—All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
@	—Illiquid.
*	—Non-income producing security.
#	—Security in default.
§	—Security purchased with the cash proceeds from securities loaned.
†	—Variable rate security. Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—Interest rates shown reflect the effective yields as of December 31, 2011.
¥	—Affiliated fund.
Δ	—Security either partially or fully on loan.
+	—Security is valued at fair value. As of December 31, 2011, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$14	—%
Global Bond	138,937	0.08
Equity Index	—	—
Small Cap Equity	537,576	0.13
International Equity	725,202	0.06

ABBREVIATIONS AND FOOTNOTES

FOREIGN BOND FOOTNOTES:

(A)	— Par is denominated in Australian Dollars (AUD).
(B)	— Par is denominated in Brazilian Real (BRL).
(C)	— Par is denominated in Canadian Dollars (CAD).
(E)	— Par is denominated in Euro (EUR).
(G)	— Par is denominated in Singapore Dollars (SGD).
(K)	— Par is denominated in Norweigan Krone (NOK).
(M)	— Par is denominated in Mexican Pesos (MXN).
(N)	— Par is denominated in Indonesian Rupiahs (IDR).
(P)	— Par is denominated in Peruvian Nuevos Soles (PEN).
(R)	— Par is denominated in Malaysian Ringgits (MYR).
(S)	— Par is denominated in South African Rand (ZAR).
(U)	— Par is denominated in British Pounds (GBP).
(W)	— Par is denominated in South Korean Won (KRW).
(Z)	— Par is denominated in New Zealand Dollars (NZD).

COUNTERPARTY ABBREVIATIONS:

BAR	— Counterparty to contract is Barclays Capital.
BNP	— Counterparty to contract is BNP Paribas.
BOA	— Counterparty to contract is Bank of America.
CITI	— Counterparty to contract is Citibank NA London.
CITIC	— Counterparty to contract is Citicorp.
CITIG	— Counterparty to contract is Citigroup Global Markets, Inc.
CS	— Counterparty to contract is Credit Suisse International.
DEUT	— Counterparty to contract is Deutsche Bank AG.
GSC	— Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	— Counterparty to contract is Hong Kong & Shanghai Bank.
HSBC	— Counterparty to contract is HSBC Securities.
JPM	— Counterparty to contract is JPMorgan Chase Bank.
KS	— Counterparty to contract is Knight Securities.
MFG	— Counterparty to contract is MF Global.
MLCS	— Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	— Counterparty to contract is Morgan Stanley Capital Services.
NT	— Counterparty to contract is Northern Trust Corporation.
RBC	— Counterparty to contract is Royal Bank of Canada.
RBS	— Counterparty to contract is Royal Bank of Scotland.
SG	— Counterparty to contract is Societe Generale.
SS	— Counterparty to contract is State Street Global Markets.
UBS	— Counterparty to contract is UBS AG.
WEST	— Counterparty to contract is Westpac Pollock.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2011

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,277,710,734	$788,806,074
Investments in repurchase agreements, at value	—	106,500,000
Investments in securities of affiliated issuers, at value	—	36,527,243

Total investments (1)(2)	1,277,710,734	931,833,317
Cash	997	684,100
Cash collateral for derivatives	—	837,000
Deposits with broker for securities sold short	—	—
Foreign currency(3)	—	488,959
Receivables:
Dividends and reclaims	—	384
Interest	277,371	4,178,603
Securities lending	1,298	5,133
Investment securities sold	—	49,893,096
Maturities	—	21,727
Fund shares sold	3,767,245	44,353
Variation margin on financial futures contracts	—	77,840
Unrealized appreciation on foreign currency exchange contracts	—	1,616,064
Unrealized appreciation on swap agreements	—	2,824,411
Prepaid expenses and other assets	54,624	22,518

Total Assets	1,281,812,269	992,527,505

Liabilities
Cash overdraft	—	—
Securities sold short, at value (4)	—	—
TBA sale commitments, at value (5)	—	16,164,219
Options written at value (6)	—	365
Unrealized depreciation on foreign currency exchange contracts	—	698,550
Unrealized depreciation on swap agreements	—	153,577
Collateral held for securities on loan at value	—	84,233,733
Collateral held for derivatives	—	2,250,000
Payables:
Investment securities purchased	—	143,949,630
Dividends on short sales	—	—
Fund shares redeemed	3,604,305	11,277
Variation margin on exchange traded swaps	—	483,451
Variation margin on financial futures contracts	—	50,297
Distributions	6,920	—
Securities lending	260	1,026
Accrued expenses:
Investment advisory fees	172,883	118,840
Shareholder servicing fees	67,819	126,555
Other expenses	32,370	110,842

Total Liabilities	3,884,557	248,352,362

Net Assets	$1,277,927,712	$744,175,143

Net Assets Consist of:
Paid-in-capital	$1,277,927,674	$754,494,871
Undistributed (distributions in excess of) net investment income	38	1,213,905
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	—	722,454
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	(12,256,087)

Net Assets	$1,277,927,712	$744,175,143

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$116,297,676	$122,462,158

GS2 shares outstanding	116,293,551	14,257,615

Net asset value, offering and redemption price per GS2 share	$1.00	$8.59

Net assets applicable to the GS4 Class	$1,161,630,036	$621,712,985

GS4 shares outstanding	1,161,599,477	47,094,582

Net asset value, offering and redemption price per GS4 share	$1.00	$13.20

(1) Investments in securities of unaffiliated issuers, at cost	$1,277,710,734	$802,698,500
Investments in repurchase agreements, at cost	—	106,500,000
Investments in securities of affiliated issuers, at cost	—	36,527,243

Total investments at cost	$1,277,710,734	$945,725,743

(2) Includes securities loaned of:	$25,076,053	$108,310,839

(3) Foreign currency at cost	$—	$492,811

(4) Proceeds from securities sold short	$—	$—

(5) TBA sale commitments at cost	$—	$16,011,563

(6) Premiums received on options written	$—	$32,965

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Inflation Protected Bond Fund	Global Bond Fund	Defensive Market Strategies Fund

$1,104,043,740	$417,134,760	$158,139,074	$180,090,925	$279,516,124
114,600,000	—	—	—	—
38,777,740	6,426,729	17,068,521	15,259,602	20,872,320

1,257,421,480	423,561,489	175,207,595	195,350,527	300,388,444
1,001,860	11,071	—	161,346	—
582,966	—	—	500,000	380,000
—	—	—	—	43,640,456
510,525	—	—	631,515	19,511

474	3,236	132	11,330	299,999
6,032,920	5,417,025	901,986	2,727,836	513,154
4,502	1,580	2,056	3,495	—
134,387,176	—	2,189	—	8,359,133
369	—	—	—	—
119,736	123,936	16,557	14,455	33,754
78,200	—	1,875	6,422	—
1,155,666	—	—	1,560,941	20,381
2,709,372	—	—	—	—
24,108	16,281	17,158	18,624	22,794

1,404,029,354	429,134,618	176,149,548	200,986,491	353,677,626

—	—	2,964,792	—	41,498
—	—	—	—	32,471,130
17,140,625	—	—	—	—
527	—	—	—	840
1,695,160	—	—	756,564	2,486
1,011,861	—	—	—	—
111,295,148	23,397,891	9,341,031	29,584,211	—
2,515,000	—	—	—	—

405,253,857	—	506,493	320,973	5,743,278
—	—	—	—	1,260
106,363	1,626	73,505	—	—
231,005	—	—	—	—
69,156	—	—	5,844	18,960
—	—	—	—	—
900	316	412	699	—

209,681	142,058	40,391	64,597	244,554
128,566	65,894	33,204	34,574	48,366
129,851	57,225	33,991	51,799	60,106

539,787,700	23,665,010	12,993,819	30,819,261	38,632,478

$864,241,654	$405,469,608	$163,155,729	$170,167,230	$315,045,148

$867,951,848	$363,439,328	$151,034,025	$174,165,533	$308,895,085
(1,003,403)	106,406	(33,249)	453,534	(19,092)

(199,551)	1,041,225	1,809,913	(12,769,718)	(2,794,593)

(2,507,240)	40,882,649	10,345,040	8,317,881	8,963,748

$864,241,654	$405,469,608	$163,155,729	$170,167,230	$315,045,148

$228,024,062	$74,590,970	N/A	N/A	$74,516,440

31,477,798	11,506,630	N/A	N/A	7,305,225

$7.24	$6.48	N/A	N/A	$10.20

$636,217,592	$330,878,638	$163,155,729	$170,167,230	$240,528,708

45,210,027	19,372,015	14,620,775	17,490,589	23,582,893

$14.07	$17.08	$11.16	$9.73	$10.20

$1,107,125,188	$376,236,974	$147,757,422	$172,512,943	$270,477,561
114,600,000	—	—	—	—
38,777,740	6,426,729	17,068,521	15,259,602	20,872,320

$1,260,502,928	$382,663,703	$164,825,943	$187,772,545	$291,349,881

$109,252,029	$24,110,014	$66,981,153	$29,064,979	$—

$531,792	$—	$—	$645,023	$19,684

$—	$—	$—	$—	$32,263,518

$17,081,016	$—	$—	$—	$—

$48,601	$—	$—	$—	$4,032

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2011

	Equity Index Fund	Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$229,742,238	$174,365,079
Investments in securities of affiliated issuers, at value	7,806,447	4,739,183

Total investments (1)(2)	237,548,685	179,104,262
Cash	—	—
Cash collateral for derivatives	324,000	354,250
Foreign currency (3)	—	—
Receivables:
Dividends and reclaims	282,066	424,899
Interest	—	—
Securities lending	2,228	3,064
Investment securities sold	33,612	1,848,027
Deposits with brokers for securities sold short	—	—
Maturities	—	—
Fund shares sold	112,693	222,406
Variation margin on financial futures contracts	—	—
Receivable from advisor	8,955	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Prepaid expenses and other assets	15,523	17,242

Total Assets	238,327,762	181,974,150

Liabilities
Securities sold short, at value (4)	—	—
Options written at value(5)	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—
Collateral held for securities on loan at value	18,335,064	29,423,155
Collateral held for derivatives	—	—
Payables:
Investment securities purchased	—	2,151,399
Dividends on short sales	—	—
Fund shares redeemed	3,797	—
Variation margin on financial futures contracts	32,640	20,060
Securities lending	445	612
Accrued expenses:
Investment advisory fees	—	86,929
Shareholder servicing fees	36,563	29,625
Other expenses	122,759	35,508

Total Liabilities	18,531,268	31,747,288

Net Assets	$219,796,494	$150,226,862

Net Assets Consist of:
Paid-in-capital	$192,377,771	$153,888,386
Undistributed (distributions in excess of) net investment income	—	184,497
Accumulated net realized loss on investments, foreign currency translations and derivative transactions	(6,696,831)	(22,202,669)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	34,115,554	18,356,648

Net Assets	$219,796,494	$150,226,862

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$36,720,855	N/A

GS2 shares outstanding	5,840,198	N/A

Net asset value, offering and redemption price per GS2 share	$6.29	N/A

Net assets applicable to the GS4 Class	$183,075,639	$150,226,862

GS4 shares outstanding	12,852,675	16,367,020

Net asset value, offering and redemption price per GS4 share	$14.24	$9.18

(1) Investments in securities of unaffiliated issuers, at cost	$195,881,242	$156,062,051
Investments in securities of affiliated issuers, at cost	7,806,447	4,739,183

Total investments at cost	$203,687,689	$160,801,234

(2) Includes securities loaned of:	$18,036,419	$28,500,197

(3) Foreign currency at cost	$—	$—

(4) Proceeds from securities shold short	$—	$—

(5) Premiums received on options written	$—	$—

(6) Net of ($15,713) accrued foreign capital gains taxes on appreciated securities

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$1,108,594,206	$1,175,521,798	$556,831,313	$1,205,832,309
19,757,157	53,706,228	18,753,369	74,576,754

1,128,351,363	1,229,228,026	575,584,682	1,280,409,063
—	—	2,564	46,212
1,364,000	3,696,000	2,584,465	12,772,718
—	—	27,214	10,233,335

1,543,455	574,279	278,928	2,813,602
—	—	298,767	428
8,260	17,175	74,913	54,277
1,626,077	1,453,446	4,986,001	793,495
—	—	—	10,026,301
—	—	1,098	—
56,678	70,274	63,986	37,667
—	—	466	1,074,455
—	—	—	—
—	—	95,012	1,903,840
27,193	29,672	17,761	27,442

1,132,977,026	1,235,068,872	584,015,857	1,320,192,835

—	—	—	64,002,706
—	—	1,663	—
—	—	1,242	1,442,701
77,433,427	128,085,397	154,245,790	73,672,665
—	—	—	130,000

1,349,576	5,392,115	11,126,128	432,775
—	—	—	91,517
33,398	4,654	38,969	58,364
82,560	215,040	218,658	166,804
1,652	3,434	14,974	10,856

576,064	739,156	306,077	708,656
174,605	189,097	72,259	193,148
59,271	61,866	74,657	300,353

79,710,553	134,690,759	166,100,417	141,210,545

$1,053,266,473	$1,100,378,113	$417,915,440	$1,178,982,290

$1,210,681,015	$934,222,389	$399,159,732	$1,416,395,899
7,684,176	(540)	(27,881)	(703,735)

(152,499,387)	(23,732,639)	(16,031,594)	(162,406,491)

(12,599,331)	189,888,903	34,815,183	(74,303,383	) (6)

$1,053,266,473	$1,100,378,113	$417,915,440	$1,178,982,290

$200,308,264	$184,418,328	$63,902,602	$223,677,318

28,489,667	15,686,634	6,589,139	25,797,357

$7.03	$11.76	$9.70	$8.67

$852,958,209	$915,959,785	$354,012,838	$955,304,972

60,919,714	49,168,723	24,212,440	84,328,887

$14.00	$18.63	$14.62	$11.33

$1,121,907,223	$986,385,073	$523,280,972	$1,292,207,088
19,757,157	53,706,228	18,753,369	74,576,754

$1,141,664,380	$1,040,091,301	$542,034,341	$1,366,783,842

$75,492,406	$125,870,148	$151,687,605	$77,912,445

$—	$—	$27,381	$10,344,203

$—	$—	$—	$74,462,583

$—	$—	$2,015	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2011

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	4,494
Interest	3,729,163	16,144,543
Securities lending	25,586	87,072
Less foreign taxes withheld	—	—

Total Investment Income	3,754,749	16,236,109

Expenses
Investment advisory fees	2,110,375	2,522,968
Transfer agent fees:
GS2 shares	3,959	3,925
GS4 shares	35,997	24,092
Custodian fees	27,137	109,173
Shareholder servicing fees:
GS4 shares	2,782,134	1,364,630
Accounting and administration fees	289,350	256,038
Professional fees	68,349	122,934
Blue sky fees:
GS2 shares	2,208	1,571
GS4 shares	38,241	24,704
Shareholder reporting fees:
GS2 shares	853	649
GS4 shares	42,633	15,360
Trustee expenses	8,403	4,405
Line of credit facility fees	16,489	8,362
Other expenses	40,761	47,366

Total expenses	5,466,889	4,506,177
Dividends on securities sold short	—	—
Expenses waived/reimbursed net of amount recaptured(2)	(1,949,078)	(662,153)

Net expenses	3,517,811	3,844,024

Net Investment Income	236,938	12,392,085

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities and securities sold short	6,991	4,390,658
Futures transactions	—	(751,288)
Swap agreements	—	6,193
Option contracts written	—	816,215
Option contracts purchased	—	—
Foreign currency transactions	—	1,511,359

Net realized gain (loss)	6,991	5,973,137

Net change in unrealized appreciation (depreciation) on:
Investment securities and securities sold short	—	(8,717,865)
Futures	—	(159,092)
Swap agreements	—	1,046,747
Option contracts written	—	(129,865)
Option contracts purchased	—	—
Foreign currency translation	—	1,170,071

Net change in unrealized appreciation (depreciation)	—	(6,790,004)

Net Realized and Unrealized Gain (Loss)	6,991	(816,867)

Net Increase in Net Assets Resulting from Operations	$243,929	$11,575,218

(1)	Inception date was September 1, 2011.
(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Inflation Protected Bond Fund	Global Bond Fund	Defensive Market Strategies Fund (1)

$180,000	$14,372	$—	$277,680	$1,748,383
7,929	1,048	1,303	1,688	1,359
27,751,120	23,596,477	4,387,251	9,880,315	443,862
94,790	55,860	20,143	41,245	—
(39)	—	—	(8,755)	(12,300)

28,033,800	23,667,757	4,408,697	10,192,173	2,181,304

3,642,255	1,903,626	423,252	804,310	869,156

3,943	3,859	—	—	1,064
25,239	23,928	19,755	19,100	6,745
220,718	25,631	20,709	57,651	47,047

1,416,520	735,860	301,063	383,395	182,449
350,379	123,151	40,652	99,361	31,307
123,326	81,265	71,748	83,480	43,787

1,521	1,830	—	—	450
24,038	24,703	6,223	19,059	5,039

704	542	—	—	66
17,807	15,405	6,355	5,315	215
5,420	2,473	844	1,082	1,247
10,014	4,645	1,458	1,960	909
79,226	22,710	14,505	29,571	71,692

5,921,110	2,969,628	906,564	1,504,284	1,261,173
—	—	—	—	44,373
(913,286)	(163,917)	(29,704)	(37,664)	(60,934)

5,007,824	2,805,711	876,860	1,466,620	1,244,612

23,025,976	20,862,046	3,531,837	8,725,553	936,692

13,293,877	16,289,470	5,760,656	(1,737,699)	(439,215)
3,677,230	—	(2,169,115)	(721,037)	(2,079,639)
91,088	—	—	—	—
625,267	—	—	—	6,378
(11,016)	—	—	(81,511)	(63,232)
382,349	599,583	—	(76,818)	201,044

18,058,795	16,889,053	3,591,541	(2,617,065)	(2,374,664)

13,432,508	12,006,501	7,863,119	644,606	8,862,077
421,581	—	(33,337)	(41,563)	113,467
(129,207)	—	—	—	—
67,423	—	—	—	3,192
(59)	—	—	—	(31,125)
250,906	(21,544)	—	396,191	16,137

14,043,152	11,984,957	7,829,782	999,234	8,963,748

32,101,947	28,874,010	11,421,323	(1,617,831)	6,589,084

$55,127,923	$49,736,056	$14,953,160	$7,107,722	$7,525,776

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2011

	Equity Index Fund	Real Estate Securities Fund
Investment Income
Dividends	$6,361,089	$2,910,973
Income distributions received from affiliated funds	768	386
Interest	324	—
Securities lending	55,805	58,082
Less foreign taxes withheld	—	(2,853)

Total Investment Income	6,417,986	2,966,588

Expenses
Investment advisory fees	502,118	1,134,449
Transfer agent fees:
GS2 shares	3,850	—
GS4 shares	24,007	23,755
Custodian fees	34,434	28,955
Shareholder servicing fees:
GS4 shares	599,912	334,347
Accounting and administration fees	97,059	38,616
Professional fees	82,338	78,199
Blue sky fees:
GS2 shares	1,980	—
GS4 shares	26,550	40,145
Shareholder reporting fees:
GS2 shares	542	—
GS4 shares	16,388	14,717
Trustee expenses	1,620	894
Line of credit facility fees	3,754	1,608
Other expenses	22,991	15,706

Total expenses	1,417,543	1,711,391
Dividends on securities sold short	—	—
Expenses waived/reimbursed net of amount recaptured(1)	(258,531)	(8,690)
Fees paid indirectly	—	—

Net expenses	1,159,012	1,702,701

Net Investment Income (Loss)	5,258,974	1,263,887

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities and securities sold short	32,286,554	17,544,554
Futures transactions	705,026	(478,055)
Option contracts written	—	—
Foreign currency transactions	—	—

Net realized gain	32,991,580	17,066,499

Net change in unrealized appreciation (depreciation) on:
Investment securities and securities sold short (net of estimated capital gains taxes of $159,066 for International Equity)	(32,769,186)	(7,120,615)
Futures	24,188	19,718
Option contracts written	—	—
Option contracts purchased	—	—
Foreign currency translation	—	—

Net change in unrealized appreciation (depreciation)	(32,744,998)	(7,100,897)

Net Realized and Unrealized Gain (Loss)	246,582	9,965,602

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,505,556	$11,229,489

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$26,362,637	$10,766,811	$3,914,786	$42,577,091
2,886	4,876	2,280	5,607
1,373	2,104	1,403,024	—
118,131	229,629	545,140	1,421,133
(44,813)	(47,414)	(2,095)	(3,408,049)

26,440,214	10,956,006	5,863,135	40,595,782

7,376,311	10,369,462	4,238,172	12,124,846

3,954	3,914	3,983	4,040
26,537	26,485	28,091	30,695
52,440	83,679	165,082	1,361,500

2,074,332	2,264,369	865,769	2,274,482
254,679	261,736	176,081	632,387
82,058	75,043	79,567	78,657

1,735	1,848	1,724	1,712
29,102	26,815	27,679	27,414

765	529	802	941
22,023	17,714	25,202	31,164
6,618	6,935	2,601	7,435
13,634	14,494	5,186	15,205
37,215	42,645	26,526	340,904

9,981,403	13,195,668	5,646,465	16,931,382
—	—	—	997,899
(92,338)	(880,523)	(283,090)	(2,706,637)
(70,653)	(107,493)	(88,625)	(35,463)

9,818,412	12,207,652	5,274,750	15,187,181

16,621,802	(1,251,646)	588,385	25,408,601

26,639,635	109,634,053	58,160,229	77,091,377
(365,061)	2,417,550	(2,763,422)	(13,935,957)
—	—	43,364	—
—	(3,565)	(46,883)	(7,919,765)

26,274,574	112,048,038	55,393,288	55,235,655

(40,158,679)	(129,169,536)	(48,976,798)	(266,581,849)
24,827	(230,106)	11,250	497,246
—	—	352	—
—	—	(354)	—
—	(1,907)	101,130	(253,684)

(40,133,852)	(129,401,549)	(48,864,420)	(266,338,287)

(13,859,278)	(17,353,511)	6,528,868	(211,102,632)

$2,762,524	$(18,605,157)	$7,117,253	$(185,694,031)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Year Ended
	12/31/11	12/31/10
Operations:
Net investment income	$236,938	$320,874
Net realized gain on investment securities, foreign currency transactions and derivative transactions	6,991	20,216
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	—	—

Net increase in net assets resulting from operations	243,929	341,090

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(112,938)	(212,193)
GS4 shares	(124,000)	(108,681)
Distributions from net realized capital gains
GS2 shares	(1,243)	(7,509)
GS4 shares	(12,969)	(80,492)

Total dividends and distributions	(251,150)	(408,875)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	154,616,809	94,494,393
GS4 shares	3,912,748,853	4,496,591,499
Reinvestment of dividends and distributions
GS2 shares	100,970	203,577
GS4 shares	61,686	136,473

Total proceeds from shares sold and reinvested	4,067,528,318	4,591,425,942

Value of shares redeemed
GS2 shares	(157,730,463)	(108,704,940)
GS4 shares	(3,931,314,442)	(4,381,459,310)

Total value of shares redeemed	(4,089,044,905)	(4,490,164,250)

Net increase (decrease) from capital share transactions(1)	(21,516,587)	101,261,692

Total increase (decrease) in net assets	(21,523,808)	101,193,907

Net Assets:
Beginning of Year	1,299,451,520	1,198,257,613

End of Year*	$1,277,927,712	$1,299,451,520

*Including undistributed (distributions in excess of) net investment income	$38	$7,259

(1)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Year Ended		For the Year Ended
12/31/11	12/31/10	12/31/11	12/31/10

$12,392,085	$15,321,406	$23,025,976	$31,561,749

5,973,137	6,039,765	18,058,795	23,766,110

(6,790,004)	8,281,061	14,043,152	32,738,309

11,575,218	29,642,232	55,127,923	88,066,168

(3,504,911)	(3,973,347)	(11,027,359)	(7,594,121)
(9,679,718)	(11,817,267)	(14,780,466)	(23,828,942)

(435,539)	(1,301,794)	(4,078,282)	(8,335,060)
(1,363,124)	(3,870,062)	(5,778,384)	(23,494,123)

(14,983,292)	(20,962,470)	(35,664,491)	(63,252,246)

16,099,588	19,547,765	21,121,078	112,777,863
78,836,387	81,552,147	64,360,174	142,085,311

3,936,833	5,270,201	15,099,539	15,918,518
11,038,772	15,682,171	20,555,211	47,316,666

109,911,580	122,052,284	121,136,002	318,098,358

(24,039,673)	(12,320,194)	(44,591,542)	(28,532,320)
(46,883,049)	(94,873,974)	(82,217,273)	(472,646,775)

(70,922,722)	(107,194,168)	(126,808,815)	(501,179,095)

38,988,858	14,858,116	(5,672,813)	(183,080,737)

35,580,784	23,537,878	13,790,619	(158,266,815)

708,594,359	685,056,481	850,451,035	1,008,717,850

$744,175,143	$708,594,359	$864,241,654	$850,451,035

$1,213,905	$(82,912)	$(1,003,403)	$281,806

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund
	For the Year Ended
	12/31/11	12/31/10
Operations:
Net investment income	$20,862,046	$25,292,007
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	16,889,053	20,047,800
Net change in unrealized appreciation on investment securities, foreign currency translations and derivative transactions	11,984,957	7,972,257

Net increase in net assets resulting from operations	49,736,056	53,312,064

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(7,964,758)	(7,921,317)
GS4 shares	(13,885,510)	(18,424,763)
Distributions from net realized capital gains
GS2 shares	(6,179,790)	(1,150,059)
GS4 shares	(10,868,828)	(2,305,386)

Total dividends and distributions	(38,898,886)	(29,801,525)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	9,682,470	11,995,759
GS4 shares	58,099,153	80,583,836
Reinvestment of dividends and distributions
GS2 shares	14,128,478	9,060,622
GS4 shares	24,748,569	20,727,992

Total proceeds from shares sold and reinvested	106,658,670	122,368,209

Value of shares redeemed
GS2 shares	(17,170,249)	(15,032,006)
GS4 shares	(105,356,290)	(181,007,812)

Total value of shares redeemed	(122,526,539)	(196,039,818)

Net increase (decrease) from capital share transactions(2)	(15,867,869)	(73,671,609)

Total increase (decrease) in net assets	(5,030,699)	(50,161,070)

Net Assets:
Beginning of Year	410,500,307	460,661,377

End of Year*	$405,469,608	$410,500,307

*Including undistributed (distributions in excess of) net investment income	$106,406	$494,619

(1)	Inception date was September 1, 2011.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Inflation Protected Bond Fund		Global Bond Fund		Defensive Market Strategies Fund

For the Year Ended		For the Year Ended		For the Period 09/01/11(1) - 12/31/11
12/31/11	12/31/10	12/31/11	12/31/10

$3,531,837	$1,969,404	$8,725,553	$11,663,528	$936,692

3,591,541	3,238,449	(2,617,065)	3,321,144	(2,374,664)

7,829,782	462,900	999,234	8,641,906	8,963,748

14,953,160	5,670,753	7,107,722	23,626,578	7,525,776

—	—	—	—	(318,933)
(3,711,792)	(2,038,102)	(8,997,511)	(12,273,443)	(817,166)

—	—	—	—	(59,110)
(2,460,477)	(2,718,888)	—	—	(180,504)

(6,172,269)	(4,756,990)	(8,997,511)	(12,273,443)	(1,375,713)

—		—	—	79,296,691
75,023,418	42,423,880	31,454,693	27,722,929	237,229,968

—	—	—	—	377,748
6,171,549	4,756,950	8,996,898	12,273,386	997,670

81,194,967	47,180,830	40,451,591	39,996,315	317,902,077

—	—	—	—	(6,649,396)
(34,645,081)	(28,263,358)	(29,464,225)	(111,834,370)	(2,357,596)

(34,645,081)	(28,263,358)	(29,464,225)	(111,834,370)	(9,006,992)

46,549,886	18,917,472	10,987,366	(71,838,055)	308,895,085

55,330,777	19,831,235	9,097,577	(60,484,920)	315,045,148

107,824,952	87,993,717	161,069,653	221,554,573	—

$163,155,729	$107,824,952	$170,167,230	$161,069,653	$315,045,148

$(33,249)	$—	$453,534	$665,096	$(19,092)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		Real Estate Securities Fund
	For the Year Ended		For the Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10
Operations:
Net investment income (loss)	$5,258,974	$6,396,499	$1,263,887	$1,905,032
Net realized gain on investment securities, foreign currency transactions and derivative transactions	32,991,580	5,274,132	17,066,499	26,904,560
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	(32,744,998)	41,477,736	(7,100,897)	4,438,375

Net increase (decrease) in net assets resulting from operations	5,505,556	53,148,367	11,229,489	33,247,967

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(1,954,809)	(2,079,604)	—	—
GS4 shares	(4,382,332)	(4,864,924)	(1,079,417)	(2,634,670)
Distributions from net realized capital gains
GS2 shares	(9,790,218)	—	—	—
GS4 shares	(25,535,709)	—	—	—

Total dividends and distributions	(41,663,068)	(6,944,528)	(1,079,417)	(2,634,670)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	2,712,853	4,602,259	—	—
GS4 shares	22,558,530	20,345,130	43,753,345	59,543,641
Reinvestment of dividends and distributions
GS2 shares	11,720,330	2,076,955	—	—
GS4 shares	29,913,775	4,864,576	1,079,272	2,634,446

Total proceeds from shares sold and reinvested	66,905,488	31,888,920	44,832,617	62,178,087

Value of shares redeemed
GS2 shares	(38,120,249)	(8,023,576)	—	—
GS4 shares	(179,783,388)	(49,820,804)	(46,656,025)	(72,424,383)

Total value of shares redeemed	(217,903,637)	(57,844,380)	(46,656,025)	(72,424,383)

Net increase (decrease) from capital share transactions(1)	(150,998,149)	(25,955,460)	(1,823,408)	(10,246,296)

Total increase (decrease) in net assets	(187,155,661)	20,248,379	8,326,664	20,367,001

Net Assets:
Beginning of Year	406,952,155	386,703,776	141,900,198	121,533,197

End of Year*	$219,796,494	$406,952,155	$150,226,862	$141,900,198

*Including undistributed (distributions in excess of) net investment income	$—	$1,075,513	$184,497	$—

(1)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund		Growth Equity Fund		Small Cap Equity Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

$16,621,802	$16,020,597	$(1,251,646)	$(265,820)	$588,385	$1,264,643	$25,408,601	$21,771,274

26,274,574	21,517,725	112,048,038	116,443,512	55,393,288	63,234,872	55,235,655	69,378,254

(40,133,852)	112,791,738	(129,401,549)	99,460,370	(48,864,420)	43,094,484	(266,338,287)	31,319,963

2,762,524	150,330,060	(18,605,157)	215,638,062	7,117,253	107,593,999	(185,694,031)	122,469,491

(5,981,447)	(4,566,483)	—	(40,561)	(296,485)	(415,040)	(6,224,885)	(7,250,286)
(10,675,839)	(11,523,832)	—	(133,534)	(407,452)	(925,891)	(18,014,995)	(20,213,303)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(16,657,286)	(16,090,315)	—	(174,095)	(703,937)	(1,340,931)	(24,239,880)	(27,463,589)

18,209,835	39,754,658	12,614,849	11,089,301	5,576,712	6,136,286	34,462,759	21,416,243
78,987,992	102,300,386	84,754,555	97,600,498	47,768,412	50,387,278	181,280,843	72,024,528

5,976,208	4,561,533	—	40,520	296,176	414,619	6,222,532	7,247,462
10,674,516	11,522,839	—	133,532	407,371	925,723	18,014,075	20,212,073

113,848,551	158,139,416	97,369,404	108,863,851	54,048,671	57,863,906	239,980,209	120,900,306

(49,726,476)	(15,449,564)	(41,012,966)	(27,914,876)	(17,341,615)	(12,770,867)	(35,990,466)	(24,804,983)
(186,250,779)	(270,576,572)	(197,296,374)	(300,169,249)	(99,700,166)	(96,926,506)	(106,493,355)	(241,791,703)

(235,977,255)	(286,026,136)	(238,309,340)	(328,084,125)	(117,041,781)	(109,697,373)	(142,483,821)	(266,596,686)

(122,128,704)	(127,886,720)	(140,939,936)	(219,220,274)	(62,993,110)	(51,833,467)	97,496,388	(145,696,380)

(136,023,466)	6,353,025	(159,545,093)	(3,756,307)	(56,579,794)	54,419,601	(112,437,523)	(50,690,478)

1,189,289,939	1,182,936,914	1,259,923,206	1,263,679,513	474,495,234	420,075,633	1,291,419,813	1,342,110,291

$1,053,266,473	$1,189,289,939	$1,100,378,113	$1,259,923,206	$417,915,440	$474,495,234	$1,178,982,290	$1,291,419,813

$7,684,176	$7,719,446	$(540)	$—	$(27,881)	$4,903	$(703,735)	$(3,491,275)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross(1)	Investment Income, Net(2)	Portfolio Turnover Rate
Money Market Fund

GS2 Class
2011	$1.00	$—	†#	$—	†	$— †	$—	†	$1.00	0.10%	$116,298	0.18%	0.19%	0.09%	N/A
2010	1.00	—	†	—	†	— †	—	†	1.00	0.18	119,311	0.17	0.18	0.17	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.47	133,323	0.23 (3)	0.23 (3)	0.49	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.95	171,739	0.20	0.20	2.86	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.23	112,581	0.23	0.23	5.11	N/A

GS4 Class
2011	$1.00	$—	†#	$—	†	$— †	$—	†	$1.00	0.01%	$1,161,630	0.27%	0.42%	0.01%	N/A
2010	1.00	—	†	—	†	— †	—	†	1.00	0.02	1,180,141	0.33	0.37	0.01	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.29	1,064,934	0.41 (3)	0.43 (3)	0.28	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.75	970,146	0.40 (3)	0.40 (3)	2.72	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.03	939,596	0.43	0.43	4.92	N/A

Low-Duration Bond Fund

GS2 Class
2011	$8.70	$0.16	#	$(0.01	)(4)	$(0.23)	$(0.03)		$8.59	1.77%	$122,462	0.36%	0.42%	1.84%	221%
2010	8.70	0.20	#	0.17		(0.28)	(0.09)		8.70	4.35	128,143	0.36	0.41	2.27	257
2009	8.11	0.29	#	0.69		(0.39)	—		8.70	12.29	115,741	0.36	0.42	3.47	322
2008	8.90	0.36	#	(0.60)		(0.55)	—		8.11	(2.76)	105,223	0.36	0.41	4.19	427
2007	8.89	0.42	#	0.12		(0.53)	—		8.90	6.22	133,374	0.42	0.45	4.71	248

GS4 Class
2011	$13.23	$0.22	#	$(0.01	)(4)	$(0.21)	$(0.03)		$13.20	1.58%	$621,713	0.55%	0.65%	1.64%	221%
2010	13.04	0.28	#	0.26		(0.26)	(0.09)		13.23	4.20	580,452	0.52	0.61	2.11	257
2009	11.99	0.42	#	1.00		(0.37)	—		13.04	11.97	569,316	0.52	0.62	3.30	322
2008	12.88	0.51	#	(0.87)		(0.53)	—		11.99	(2.84)	515,996	0.52	0.61	4.03	427
2007	12.63	0.58	#	0.17		(0.50)	—		12.88	6.11	665,292	0.58	0.64	4.54	248

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	The Money Market Fund participated in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund bore the expense of its participation in the Program without regard to any expense limitation in effect. The Program expired on September 18, 2009.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross(1)	Investment Income, Net(2)	Portfolio Turnover Rate
Medium-Duration Bond Fund

GS2 Class
2011	$7.25	$0.20	#	$0.27	(3)	$(0.35)	$(0.13)	$—	$7.24	6.56%	$228,024	0.48%	0.52%	2.76%	609%
2010	7.47	0.25	#	0.40		(0.41)	(0.46)	—	7.25	8.86	236,369	0.48	0.49	3.21	487
2009	7.13	0.31	#	0.85		(0.51)	(0.31)	—	7.47	17.07	139,917	0.48	0.51	4.17	427
2008	8.42	0.40	#	(0.72)		(0.65)	(0.32)	—	7.13	(3.88)	112,240	0.47	0.48	5.07	566
2007	8.52	0.42	#	0.12		(0.64)	— †	—	8.42	6.65	151,466	0.48	0.49	5.02	428

GS4 Class
2011	$13.65	$0.37	#	$0.51	(3)	$(0.33)	$(0.13)	$—	$14.07	6.49%	$636,218	0.61%	0.75%	2.62%	609%
2010	13.36	0.43	#	0.71		(0.39)	(0.46)	—	13.65	8.65	614,082	0.58	0.68	3.11	487
2009	12.16	0.53	#	1.48		(0.50)	(0.31)	—	13.36	16.97	868,800	0.58	0.70	4.08	427
2008	13.64	0.65	#	(1.18)		(0.63)	(0.32)	—	12.16	(3.89)	738,610	0.58	0.67	4.96	566
2007	13.42	0.66	#	0.18		(0.62)	— †	—	13.64	6.46	1,079,034	0.61	0.68	4.88	428
Extended-Duration Bond Fund

GS2 Class
2011	$6.93	$0.37	#	$0.49	(3)	$(0.74)	$(0.57)	$—	$6.48	13.33%	74,591	0.54%	0.55%	5.32%	41%
2010	7.01	0.40	#	0.43		(0.80)	(0.11)	—	6.93	12.25	72,741	0.53	0.53	5.60	39
2009	6.31	0.44	#	1.04		(0.76)	(0.02)	—	7.01	25.27	67,699	0.53	0.53	6.78	41
2008	7.95	0.47	#	(1.11)		(0.85)	(0.15)	—	6.31	(8.12)	64,834	0.52	0.52	6.66	40
2007	8.13	0.41	#	0.23		(0.69)	(0.13)	—	7.95	8.45	75,841	0.53	0.53	5.21	101

GS4 Class
2011	$16.28	$0.86	#	$1.22	(3)	$(0.71)	$(0.57)	$—	$17.08	13.14%	$330,879	0.73%	0.78%	5.13%	41%
2010	15.34	0.88	#	0.94		(0.77)	(0.11)	—	16.28	12.05	337,760	0.69	0.72	5.43	39
2009	12.97	0.91	#	2.22		(0.74)	(0.02)	—	15.34	24.97	392,962	0.69	0.73	6.60	41
2008	15.20	0.90	#	(2.15)		(0.83)	(0.15)	—	12.97	(8.28)	357,073	0.69	0.71	6.45	40
2007	14.81	0.74	#	0.44		(0.66)	(0.13)	—	15.20	8.29	500,252	0.72	0.72	5.02	101

Inflation Protected Bond Fund

GS4 Class
2011	$10.43	$0.29	#	$0.94	(3)	$(0.31)	$(0.19)	$—	$11.16	12.00%	$163,156	0.66%	0.68%	2.65%	114%
2010	10.32	0.20	#	0.40		(0.21)	(0.28)	—	10.43	5.82	107,825	0.65	0.66	1.90	113
2009(4)(5)	10.00	0.19	#	0.32		(0.18)	(0.01)	—	10.32	5.12	87,994	0.67	0.70	3.53	55

Global Bond Fund

GS4 Class
2011	$9.83	$0.51	#	$(0.09	)(3)	$(0.52)	$—	$—	$9.73	4.35%	$170,167	0.86%	0.88%	5.09%	68%
2010	9.36	0.52	#	0.51		(0.56)	—	—	9.83	11.29	161,070	0.79	0.81	5.40	40
2009	7.34	0.56	#	2.07		(0.61)	—	—	9.36	37.35	221,555	0.79	0.81	6.81	96
2008	10.14	0.64	#	(2.59)		(0.75)	(0.10)	—	7.34	(20.28)	167,465	0.78	0.80	7.20	176
2007	10.12	0.61		0.08		(0.64)	(0.03)	—	10.14	7.00	125,333	0.79	0.80	6.07	255

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was June 26, 2009.
(5)	Total return is not annualized. Ratios are annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

													Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Defensive Market Strategies Fund

GS2 Class
2011(3)	$10.00	$0.04	#	$0.21	(4)	$(0.04)	$(0.01)	$—		$10.20	2.51%	$74,516	0.99	%(5)	1.10%	1.11%	120%
GS4 Class
2011(3)	$10.00	$0.03	#	$0.21	(4)	$(0.03)	$(0.01)	$—		$10.20	2.43%	$240,529	1.25	%(5)	1.35%	0.86%	120%

Equity Index Fund

GS2 Class
2011	$8.63	$0.15	#	$0.04	(4)	$(0.31)	$(2.22)	$—		$6.29	3.00%	$36,721	0.23%		0.24%	1.71%	4%
2010	7.77	0.14	#	0.97		(0.25)	—	—		8.63	14.57	71,093	0.22		0.22	1.77	5
2009	6.36	0.14	#	1.49		(0.22)	—	—		7.77	26.38	65,217	0.22		0.24	2.05	4
2008	10.57	0.18	#	(4.06)		(0.24)	(0.09)	—		6.36	(37.32)	49,472	0.21		0.22	2.11	5
2007	11.08	0.20	#	0.39		(0.32)	(0.78)	—		10.57	5.19	81,104	0.22		0.22	1.77	5

GS4 Class
2011	$16.36	$0.26	#	$0.12	(4)	$(0.28)	$(2.22)	$—		$14.24	2.75%	$183,076	0.38%		0.47%	1.57%	4%
2010	14.51	0.24	#	1.84		(0.23)	—	—		16.36	14.45	335,859	0.37		0.41	1.60	5
2009	11.70	0.24	#	2.77		(0.20)	—	—		14.51	26.14	321,486	0.37		0.43	1.90	4
2008	19.07	0.31	#	(7.37)		(0.22)	(0.09)	—		11.70	(37.37)	247,077	0.37		0.42	1.95	5
2007	19.17	0.32	#	0.64		(0.28)	(0.78)	—		19.07	4.95	429,423	0.39		0.42	1.59	5

Real Estate Securities Fund

GS4 Class
2011	$8.52	$0.08	#	$0.65	(4)	$(0.07)	$—	$—		$9.18	8.51%	$150,227	1.14%		1.14%	0.85%	90%
2010	6.74	0.11	#	1.82		(0.15)	—	—		8.52	28.80	141,900	1.19		1.19	1.41	105
2009	5.25	0.12	#	1.49		(0.12)	—	—	†	6.74	31.21	121,533	1.27		1.28	2.29	128
2008	9.04	0.18	#	(3.80)		(0.16)	—	(0.01)		5.25	(40.35)	80,579	1.26		1.25	2.21	94
2007	12.55	0.11	#	(2.12)		(0.11)	(1.39)	—		9.04	(16.23)	96,775	1.20		1.22	0.94	119

Value Equity Fund

GS2 Class
2011	$7.18	$0.12	#	$(0.07	)(4)	$(0.20)	$—	$—		$7.03	0.57%	$200,308	0.67	%(5)	0.68%	1.62%	35%
2010	6.46	0.10	#	0.78		(0.16)	—	—		7.18	14.01	231,079	0.67		0.68	1.52	36
2009	5.52	0.11	#	1.02		(0.19)	—	—		6.46	21.35	181,123	0.68		0.69	2.06	32
2008	9.10	0.17	#	(3.46)		(0.22)	(0.07)	—		5.52	(36.81)	143,506	0.66	(5)	0.67	2.29	52
2007	10.62	0.18	#	(0.27)		(0.28)	(1.15)	—		9.10	(1.18)	230,436	0.69		0.69	1.70	45

GS4 Class
2011	$14.12	$0.20	#	$(0.16	)(4)	$(0.16)	$—	$—		$14.00	0.27%	$852,958	0.90	%(5)	0.91%	1.39%	35%
2010	12.54	0.17	#	1.56		(0.15)	—	—		14.12	13.96	958,211	0.85	(5)	0.87	1.35	36
2009	10.53	0.20	#	1.98		(0.17)	—	—		12.54	21.16	1,001,814	0.85	(5)	0.88	1.89	32
2008	17.03	0.30	#	(6.54)		(0.19)	(0.07)	—		10.53	(36.95)	844,459	0.85	(5)	0.86	2.09	52
2007	18.65	0.29	#	(0.52)		(0.24)	(1.15)	—		17.03	(1.39)	1,407,534	0.88		0.88	1.50	45

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04% for the year 2011.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio for the Defensive Market Strategies Fund excludes the effect of dividend expense on securities sold short.

See Notes to Financial Statements.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Growth Equity Fund

GS2 Class
2011	$11.91	$—	†#	$(0.15	)(3)	$—	$—	$—	$11.76	(1.26)%	$184,418	0.88	%(4)	0.89%	0.02%	60%
2010	10.00	—	†	1.91		— †	—	—	11.91	19.13	215,863	0.88	(4)	0.89	0.06	63
2009	7.26	0.02		2.74		(0.02)	—	—	10.00	38.14	196,026	0.88	(4)	0.89	0.22	78
2008	12.76	0.03		(5.49)		(0.04)	—	—	7.26	(42.84)	141,138	0.87	(4)	0.87	0.26	99
2007	11.23	0.02		1.55		(0.04)	—	—	12.76	13.99	242,557	0.89		0.88	0.24	51

GS4 Class
2011	$18.90	$(0.02	)#	$(0.25	)(3)	$—	$—	$—	$18.63	(1.43)%	$915,960	1.03	%(4)	1.11%	(0.13)%	60%
2010	15.88	(0.01)		3.03		— †	—	—	18.90	19.03	1,044,060	0.97	(4)	1.08	(0.04)	63
2009	11.52	0.01		4.36		(0.01)	—	—	15.88	37.99	1,067,654	0.97	(4)	1.09	0.13	78
2008	20.22	0.02		(8.70)		(0.02)	—	—	11.52	(42.92)	817,315	0.97	(4)	1.06	0.16	99
2007	17.77	0.02		2.45		(0.02)	—	—	20.22	13.90	1,488,091	1.00		1.07	0.13	51

Small Cap Equity Fund

GS2 Class
2011	$9.61	$0.03	#	$0.11	(3)	$(0.05)	$—	$—	$9.70	1.40%	$63,903	1.01	%(4)	1.03%	0.27%	165%
2010	7.57	0.03	#	2.06		(0.05)	—	—	9.61	27.64	74,424	1.00	(4)	1.02	0.42	177
2009	5.94	0.03	#	1.64		(0.04)	—	—	7.57	28.12	64,033	1.04	(4)	1.05	0.44	130
2008	9.60	0.05	#	(3.61)		(0.08)	—	(0.02)	5.94	(37.05)	48,159	1.03	(4)	1.04	0.66	147
2007	11.33	0.06	#	0.09		(0.07)	(1.81)	—	9.60	1.05	76,792	1.05		1.05	0.48	119

GS4 Class
2011	$14.46	$0.01	#	$0.17	(3)	$(0.02)	$—	$—	$14.62	1.22%	$354,013	1.19	%(4)	1.26%	0.10%	165%
2010	11.37	0.03	#	3.09		(0.03)	—	—	14.46	27.47	400,072	1.15	(4)	1.21	0.27	177
2009	8.91	0.03	#	2.46		(0.03)	—	—	11.37	27.93	356,043	1.15	(4)	1.25	0.33	130
2008	14.31	0.07	#	(5.39)		(0.06)	—	(0.02)	8.91	(37.19)	272,588	1.15	(4)	1.24	0.55	147
2007	16.00	0.06	#	0.11		(0.05)	(1.81)	—	14.31	0.87	466,522	1.18		1.25	0.34	119

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
International Equity Fund

GS2 Class
2011	$10.35	$0.22	#	$(1.66	)(3)	$(0.24)	$—	$—	$8.67	(13.86)%	$223,677	0.94	%(4)	1.22%	2.17%	82%
2010	9.64	0.17	#	0.83		(0.29)	—	—	10.35	10.45	262,103	0.94	(4)	1.19	1.81	56
2009	7.32	0.17	#	2.42		(0.27)	— †	—	9.64	35.81	240,483	0.94	(4)	1.21	2.12	59
2008	14.61	0.34	#	(6.89)		(0.39)	(0.35)	—	7.32	(44.72)	193,281	0.94	(4)	1.08	2.92	88
2007	15.80	0.26	#	1.79		(0.27)	(2.97)	—	14.61	13.21	279,652	0.96		1.07	1.55	66

GS4 Class
2011	$13.43	$0.25	#	$(2.13	)(3)	$(0.22)	$—	$—	$11.33	(14.01)%	$955,305	1.16	%(4)	1.45%	1.95%	82%
2010	12.44	0.21	#	1.05		(0.27)	—	—	13.43	10.14	1,029,317	1.12	(4)	1.38	1.67	56
2009	9.38	0.20	#	3.11		(0.25)	— †	—	12.44	35.61	1,101,628	1.12	(4)	1.40	1.98	59
2008	18.32	0.40	#	(8.63)		(0.36)	(0.35)	—	9.38	(44.81)	873,618	1.12	(4)	1.28	2.46	88
2007	19.09	0.28	#	2.16		(0.24)	(2.97)	—	18.32	12.96	1,400,548	1.14		1.27	1.11	66

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. The effect of dividend expense on securities sold short increased the ratio by 0.04% and 0.08% for the years 2010 and 2011, respectively.
(2)	The ratio has been revised to include expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio excludes the effect of dividend expense on securities sold short.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-six series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035 and MyDestination 2045 Funds, each referred to as a “Date Target Fund” and together as the “Date Target Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund are together referred to as the “Bond Funds.” The Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are together referred to as the “Equity Funds.” The Inflation Protected Bond Fund and the Real Estate Securities Fund may also be referenced as the “Real Return Select Fund(s).” The Money Market Fund is referred to as the “Money Market Fund.” The Defensive Market Strategies Fund commenced operations as a registered investment company on September 1, 2011.

There are two classes of shares issued by the Funds — the GS2 Class and the GS4 Class (each, a “Class” and together the “Classes”), except for the Date Target Funds, the Inflation Protected Bond Fund, the Global Bond Fund, and the Real Estate Securities Fund, which issued the GS4 Class only. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I issued the GS2 Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Asset Allocation and Date Target Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Asset Allocation and Date Target Funds are commonly referred to as “Fund of Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees of the Trust (the

“Board of Trustees”). Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available. Certain debt securities may be valued on the basis of broker quotations, valuations provided by a pricing service which may use a matrix, formula or other objective methods that take into consideration market indices, matrices, yield curves and other specific adjustments or by a sub-adviser using various methodologies approved by the Board of Trustees.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty.

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Asset Allocation and Date Target Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Select Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1 – quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Funds and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing net asset value each business day.

Level	2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost.

Level	3 – prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities and changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period is required. A fair value hierarchy and Level 3 reconciliation have been included in the Schedules of Investments.

Details of significant transfers between Level 1 and Level 2 have been included have been included in the Schedules of Investments.

For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period is required. A fair value hierarchy and Level 3 reconciliation have been included in the Schedules of Investments.

b. Equity Linked Securities

The Defensive Market Strategies Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities will be recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

c. Fixed Income Securities

The Bond Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

During the year ended December 31, 2011, the Low-Duration Bond Fund and Medium-Duration Bond Fund entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be sold increases prior to settlement date of the Fund’s other assets.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the Federal Housing Finance Authority (“FHFA”) to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.

The problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011, both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury). In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency down graded long-term U.S. government debt in August 2011, the agency also down graded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the down grade.

Serious discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

d. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

e. Loan Participations

The Bond Funds and the Small Cap Equity Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. A Fund’s investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

f. PIPEs

The Small Cap Equity Fund invests in Private Investment in Public Equity (“PIPE”) securities. PIPES involve the purchase of securities directly from a publicly traded company by a Fund. PIPES are restricted securities and cannot be immediately resold into the public markets. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. Risks include the potential decline in the value of the publicly traded company, the potential dilution of shareholder equity and the inability of the Fund to liquidate the position quickly.

g. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

h. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets.

At December 31, 2011, the value of securities sold short in the Defensive Market Strategies and International Equity Fund amounted to $32,471,130 and $64,002,706, respectively.

j. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Bond Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Defensive Market Strategies Fund and Equity Funds may enter into equity swap contracts and the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Bond Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by the Fund’s sub-adviser.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2011, all of the Funds maintained the required level of net assets and/or the NAV of the Fund did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Any upfront payments made or received upon entering a credit default swap contract are treated as part of the cost and are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the swap’s realized gain (loss).

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of its ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. The Funds enter into credit default swaps with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Exchange Traded Swap Agreements — Exchange traded swaps are either interest rate or credit default swap agreements brokered by the Chicago Mercantile Exchange (the “CME”) where the CME is the counterparty to both the buyer and seller of protection. Exchange traded swaps involve a lesser degree of risk because the CME, as counterparty, monitors risk factors for the involved parties. Exchange traded swaps are subject to general market risks and to liquidity risk.

Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Exchange traded swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2011, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $44,387,701 and $65,801,000, respectively, and the sellers (“providing protection”) on a total notional amount of $700,000 and $18,150,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event were to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total
Low-Duration Bond Fund
Fair value of written credit derivatives	$(10,232)	$—	$—	$—	$(10,232)
Maximum potential amount of future payments	700,000	—	—	—	700,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

Medium-Duration Bond Fund
Fair value of written credit derivatives	$(515,470)	$(27,385)	$(87,404)	$—	$(630,259)
Maximum potential amount of future payments	5,000,000	1,000,000	12,150,000	—	18,150,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000
	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Low-Duration Bond Fund
0 – 100	$—	$—	$—	$—	$—	$—
101 – 250	—	—	700,000	—	—	700,000
251 – 500	—	—	—	—	—	—
501 – 1,000	—	—	—	—	—	—
Greater than 1,000		—	—	—	—	—

Total	$—	$—	$700,000	$—	$—	$700,000

Medium-Duration Bond Fund
0 – 100	$—	$—	$12,150,000	$—	$—	$12,150,000
101 – 250	—	—	900,000	1,000,000	—	1,900,000
251 – 500	—	—	—	—	—	—
501 – 1,000	—	—	—	4,100,000	—	4,100,000
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$13,050,000	$5,100,000	$—	$18,150,000

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value

	Receivables: Variation margin*	Payables: Variation margin*

	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

Foreign exchange contracts	Receivables: Variation margin*	Payables: Variation margin*

	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value

	Receivables: Variation margin*	Payables: Variation margin*

*	The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts.The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2011.

	$000,0000	$000,0000	$000,0000	$000,0000	$000,0000
	Asset Derivative Value
Fund	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$5,027	$2,453	$—	$—	$2,574

MyDestination 2015
Futures	$27,567	$15,501	$—	$—	$12,066

MyDestination 2025
Futures	$44,511	$9,751	$—	$—	$34,760

MyDestination 2035
Futures	$26,203	$1,953	$—	$—	$24,250

MyDestination 2045
Futures	$12,721	$484	$—	$—	$12,237

Conservative Allocation
Futures	$11,485	$2,251	$—	$—	$9,234

Balanced Allocation
Futures	$209,166	$54,898	$—	$—	$154,268

Growth Allocation
Futures	$277,548	$13,450	$—	$—	$264,098

Aggressive Allocation
Futures	$389,119	$—	$—	$—	$389,119

Conservative Allocation I
Futures	$4,197	$(375)	$—	$—	$4,572

Balanced Allocation I
Futures	$110,360	$(2,016)	$—	$—	$112,376

	Asset Derivative Value
Fund	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Allocation I
Futures	$95,350	$(953)	$—	$—	$96,303

Aggressive Allocation I
Futures	$79,143	$—	$—	$—	$79,143

Low-Duration Bond
Forwards	$1,616,064	$—	$1,616,064	$—	$—
Futures	226,781	226,781	—	—	—
Swaps	2,824,411	590,770	—	2,233,641	—

Totals	$4,667,256	$817,551	$1,616,064	$2,233,641	$—

Medium-Duration Bond
Forwards	$1,155,666	$—	$1,155,666	$—	$—
Futures	362,298	362,298	—	—	—
Swaps	2,709,372	1,610,728	—	1,098,644	—

Totals	$4,227,336	$1,973,026	$1,155,666	$1,098,644	$—

Inflation Protected Bond
Futures	$146,939	$146,939	$—	$—	$—

Global Bond Fund
Forwards	$1,560,941	$—	$1,560,941	$—	$—
Futures	30,971	30,971	—	—	—

Total	$1,591,912	$30,971	$1,560,941	$—	$—

Defensive Market Strategies
Forwards	$20,381	$—	$20,381	$—	$—
Futures	113,467	—	—	—	113,467
Purchased Options	12,731	—	—	—	12,731

Total	$146,579	$—	$20,381	$—	$126,198

Equity Index
Futures	$254,558	$—	$—	$—	$254,558

Real Estate Securities
Futures	$53,620	$—	$—	$—	$53,620

Value Equity
Futures	$713,686	$—	$—	$—	$713,686

Growth Equity Fund
Futures	$754,084	$—	$—	$—	$754,084

Small Cap Equity
Forwards	$95,012	$—	$95,012	$—	$—
Futures	1,177,749	34,723		—	1,143,026
Purchased Options	2,319	2,319	—	—	—

Total	$1,275,080	$37,042	$95,012	$—	$1,143,026

International Equity
Forwards	$1,903,840	$—	$1,903,840	$—	$—
Futures	895,076	—	449,879	—	445,197

Total	$2,798,916	$—	$2,353,719	$—	$445,197

	Liability Derivative Value
Fund	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$698,550	$—	$698,550	$—	$—
Futures	186,661	186,661	—	—	—
Written Options	365	365	—	—	—
Swaps	153,577	108,232	—	45,345	—

Totals	$1,039,153	$295,258	$698,550	$45,345	$—

Medium-Duration Bond
Forwards	$1,695,160	$—	$1,695,160	$—	$—
Futures	203,998	203,998	—	—	—
Written Options	527	527	—	—	—
Swaps	1,011,861	330,985	—	680,876	—

Totals	$2,911,546	$535,510	$1,695,160	$680,876	$—

Inflation Protected Bond
Futures	$184,709	$184,709	$—	$—	$—

Global Bond
Forwards	$756,564	$—	$756,564	$—	$—
Futures	21,944	21,944	—	—	—

Totals	$778,508	$21,944	$756,564	$—	$—

Defensive Market Strategies
Forwards	$2,486	$—	$2,486	$—	$—
Written Options	840	—	—	—	840

Totals	$3,326	$—	$2,486	$—	$840

Small Cap Equity
Forwards	$1,242	$—	$1,242	$—	$—
Futures	6,872	6,872	—	—	—
Written Options	1,663	1,663	—	—	—

Totals	$9,777	$8,535	$1,242	$—	$—

International Equity
Forwards	$1,442,701	$—	$1,442,701	$—	$—
Futures	(292,432)	—	—	—	(292,432)

Totals	$1,150,269	$—	$1,442,701	$—	$(292,432)

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency transactions
Net realized gain (loss) from: Futures transactions
Net change in unrealized appreciation (depreciation) on: Foreign currency translations
Net change in unrealized appreciation (depreciation) on: Futures
Credit contracts	Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$(51,199)	$71,516	$—	$—	$(122,715)

MyDestination 2015
Futures	$171,780	$589,775	$—	$—	$(417,995)

MyDestination 2025
Futures	$523,880	$955,499	$—	$—	$(431,619)

MyDestination 2035
Futures	$(63,635)	$27,774	$—	$—	$(91,409)

MyDestination 2045
Futures	$147	$2,018	$—	$—	$(1,871)

Conservative Allocation
Futures	$(474,091)	$62,559	$—	$—	$(536,650)

Balanced Allocation
Futures	$2,409,288	$2,465,031	$—	$—	$(55,743)

Growth Allocation
Futures	$798,906	$322,928	$—	$—	$475,978

Aggressive Allocation
Futures	$718,908	$—	$—	$—	$718,908

Conservative Allocation I
Futures	$(166,463)	$16,869	$—	$—	$(183,332)

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation I
Futures	$433,480	$713,402	$—	$—	$(279,922)

Growth Allocation I
Futures	$129,814	$82,748	$—	$—	$47,066

Aggressive Allocation I
Futures	$(25,826)	$—	$—	$—	$(25,826)

Low-Duration Bond
Forwards	$366,991	$—	$366,991	$—	$—
Futures	(751,288)	(751,288)	—	—	—
Swaps	6,193	19,988	—	(13,795)	—
Written Options	816,215	742,121	—	74,094	—

Totals	$438,111	$10,821	$366,991	$60,299	$—

Medium-Duration Bond
Forwards	$(503,502)	$—	$(503,502)	$—	$—
Futures	3,677,230	3,677,230	—	—	—
Purchased Options	(11,016)	(11,016)	—	—	—
Swaps	91,088	275,673	—	(184,585)	—
Written Options	625,267	562,227	—	63,040	—

Totals	$3,879,067	$4,504,114	$(503,502)	$(121,545)	$—

Inflation Protected Bond
Futures	$(2,169,115)	$(2,169,115)	$—	$—	$—

Global Bond
Forwards	$(63,463)	$—	$(63,463)	$—	$—
Futures	(721,037)	(721,037)	—	—	—
Purchased Options	(81,511)	(81,511)	—	—	—

Total	$(866,011)	$(802,548)	$(63,463)	$—	$—

Defensive Market Strategies
Forwards	$165,392	$—	$165,392	$—	$—
Futures	(2,079,639)	—	—	—	(2,079,639)
Purchased Options	(63,232)	—	—	—	(63,232)
Written Options	6,378	—	—	—	6,378

Total	$(1,971,101)	$—	$165,392	$—	$(2,136,493)

Equity Index
Futures	$705,026	$—	$—	$—	$705,026

Real Estate Securities
Futures	$(478,055)	$—	$—	$—	$(478,055)

Value Equity
Futures	$(365,061)	$—	$—	$—	$(365,061)

Growth Equity
Futures	$2,417,550	$—	$—	$—	$2,417,550

	$00000000.00	$00000000.00	$00000000.00	$00000000.00	$00000000.00
	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Small Cap Equity
Forwards	$(46,262)	$—	$(46,262)	$—	$—
Futures	(2,763,422)	426,623	—	—	(3,190,045)
Written Options	43,364	43,364	—	—	—

Total	$(2,766,320)	$469,987	$(46,262)	$—	$(3,190,045)

International Equity
Forwards	$(6,212,709)	$—	$(6,212,709)	$—	$—
Futures	(13,935,957)	—	(7,968,912)	—	(5,967,045)

Total	$(20,148,666)	$—	$(14,181,621)	$—	$(5,967,045)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$5,027	$2,453	$—	$—	$2,574

MyDestination 2015
Futures	$(75,155)	$15,501	$—	$—	$(90,656)

MyDestination 2025
Futures	$(18,636)	$9,751	$—	$—	$(28,387)

MyDestination 2035
Futures	$(5,743)	$1,953	$—	$—	$(7,696)

MyDestination 2045
Futures	$(23,615)	$484	$—	$—	$(24,099)

Conservative Allocation
Futures	$(47,086)	$2,251	$—	$—	$(49,337)

Balanced Allocation
Futures	$(246,347)	$54,898	$—	$—	$(301,245)

Growth Allocation
Futures	$(130,695)	$13,450	$—	$—	$(144,145)

Aggressive Allocation
Futures	$(96,556)	$—	$—	$—	$(96,556)

Conservative Allocation I
Futures	$4,197	$(375)	$—	$—	$4,572

Balanced Allocation I
Futures	$52,372	$(2,016)	$—	$—	$54,388

Growth Allocation I
Futures	$44,662	$(953)	$—	$—	$45,615

Aggressive Allocation I
Futures	$17,799	$—	$—	$—	$17,799

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/11	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$1,190,280	$—	$1,190,280	$—	$—
Futures	(159,092)	(159,092)	—	—	—
Swaps	1,046,747	608,706	—	438,041	—
Written Options	(129,865)	(65,713)	—	(64,152)	—

Totals	$1,948,070	$383,901	$1,190,280	$373,889	$—

Medium-Duration Bond
Forwards	$287,786	$—	$287,786	$—	$—
Futures	421,581	421,581	—	—	—
Purchased Options	(59)	(59)	—	—	—
Swaps	(129,207)	725,148	—	(854,355)	—
Written Options	67,423	70,745	—	(3,322)	—

Totals	$647,524	$1,217,415	$287,786	$(857,677)	$—

Inflation Protected Bond
Futures	$(33,337)	$(33,337)	$—	$—	$—

Global Bond
Forwards	$482,176	$—	$482,176	$—	$—
Futures	(41,563)	(41,563)	—	—	—

Total	$440,613	$(41,563)	$482,176	$—	$—

Defensive Market Strategies
Forwards	$17,895	$—	$17,895	$—	$—
Futures	113,467	—	—	—	113,467
Purchased Options	(31,125)	—	—	—	(31,125)
Written Options	3,192	—	—	—	3,192

Total	$103,429	$—	$17,895	$—	$85,534

Equity Index
Futures	$24,188	$—	$—	$—	$24,188

Real Estate Securities
Futures	$19,718	$—	$—	$—	$19,718

Value Equity
Futures	$24,827	$—	$—	$—	$24,827

Growth Equity
Futures	$(230,106)	$—	$—	$—	$(230,106)

Small Cap Equity
Forwards	$101,334	$—	$101,334	$—	$—
Futures	11,250	(30,718)	—	—	41,968
Purchased Options	(354)	(354)	—	—	—
Written Options	352	352	—	—	—

Total	$112,582	$(30,720)	$101,334	$—	$41,968

International Equity
Forwards	$(58,703)	$—	$(58,703)	$—	$—
Futures	497,246	—	449,879	—	47,367

Total	$438,543	$—	$391,176	$—	$47,367

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2011. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Asset Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005	$—	$2,179,715	$—	$—
MyDestination 2015	—	10,316,542	—	—
MyDestination 2025	—	9,942,942	—	—
MyDestination 2035	—	2,601,896	—	—
MyDestination 2045	—	1,914,151	—	—
Conservative Allocation	—	6,551,707	—	—
Balanced Allocation	—	32,153,925	—	—
Growth Allocation	—	15,389,031	—	—
Aggressive Allocation	—	15,301,002	—	—
Conservative Allocation I	—	2,260,589	—	—
Balanced Allocation I	—	8,927,270	—	—
Growth Allocation I	—	3,824,190	—	—
Aggressive Allocation I	—	2,749,227	—	—
Low-Duration Bond	67,980,265	679,135,087	—	182,702,290
Medium-Duration Bond	41,417,747	272,239,996	4,737	168,238,227
Inflation Protected Bond	—	33,182,253	—	—
Global Bond	116,444,398	6,859,291	94,984	—
Defensive Market Strategies	2,218,992	12,087,493	77,071	—
Equity Index	—	20,641,558	—	—
Real Estate Securities	—	8,656,645	—	—
Value Equity	—	66,665,363	—	—
Growth Equity	—	105,868,103	—	—
Small Cap Equity	2,232,410	193,216,782	8,016	—
International Equity	119,834,661	87,536,172	—	—

	Liability Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005	$—	$ (83,007)	$—	$—
MyDestination 2015	—	(833,097)	—	—
MyDestination 2025	—	(916,104)	—	—
MyDestination 2035	—	(584,074)	—	—
MyDestination 2045	—	(501,066)	—	—
Conservative Allocation	—	(222,360)	—	—
Balanced Allocation	—	(3,753,469)	—	—
Growth Allocation	—	(4,088,520)	—	—
Aggressive Allocation	—	(4,503,558)	—	—
Conservative Allocation I	—	(83,007)	—	—
Balanced Allocation I	—	(1,111,803)	—	—
Growth Allocation	—	(945,788)	—	—
Aggressive Allocation I	—	(889,442)	—	—
Low-Duration Bond	(262,489,092)	(114,067,936)	(764,710)	—
Medium-Duration Bond	(70,865,238)	(58,114,370)	(303,584)	—
Inflation Protected Bond	—	(54,214,394)	—	—

	Liability Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
Global Bond	$(131,394,356)	$(33,425,267)	$—	$—
Defensive Market Strategies	(11,861,647)	—	(11,933)	—
Small Cap Equity	(4,952,236)	(21,531,921)	(42,427)	—
International Equity	(129,531,981)	(10,772,583)	—	—

k. Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International Equity Fund, the Asset Allocation Funds and the Date Target Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

l. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

m. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Adviser”) acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2011, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	0.00%
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Conservative Allocation I	0.10%	0.00%
Balanced Allocation I	0.10%	0.00%
Growth Allocation I	0.10%	0.00%
Aggressive Allocation I	0.10%	0.00%
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.21%
Medium-Duration Bond	0.21%	0.21%
Extended-Duration Bond	0.25%	0.22%
Inflation Protected Bond	0.20%	0.12%
Global Bond	0.21%	0.26%
Defensive Market Strategies	0.37%	0.49%
Equity Index	0.13%	0.02%
Real Estate Securities	0.28%	0.48%
Value Equity	0.40%	0.24%
Growth Equity	0.45%	0.40%
Small Cap Equity	0.27%	0.65%
International Equity	0.47%	0.48%

For the year ended December 31, 2011, advisory fees (excluding sub-advisory fees) and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$59,383	$(91,223)	$(31,840)
MyDestination 2015	263,620	—	263,620
MyDestination 2025	262,159	—	262,159
MyDestination 2035	123,614	(40,727)	82,887
MyDestination 2045	83,398	(74,220)	9,178
Conservative Allocation	277,572	(148,927)	128,645
Balanced Allocation	1,123,502	(157,363)	966,139
Growth Allocation	829,002	(133,967)	695,035
Aggressive Allocation	728,707	(129,580)	599,127
Conservative Allocation I	75,252	(66,248)	9,004
Balanced Allocation I	345,383	—	345,383
Growth Allocation I	229,376	(2,458)	226,918
Aggressive Allocation I	151,479	(38,072)	113,407
Money Market	1,225,379	—	1,225,379
Low-Duration Bond	961,344	(662,153)	299,191
Medium-Duration Bond	1,820,430	(913,286)	907,144
Extended-Duration Bond	1,009,401	(163,917)	845,484
Inflation Protected Bond	266,498	(29,704)	236,794
Global Bond	359,740	(37,664)	322,076
Defensive Market Strategies	374,710	(60,934)	313,776

	Gross	Waiver/	Net Advisory Fee
	Advisory Fee	Reimbursements	(Reimbursement)
Equity Index	$429,361	$(258,531)	$170,830
Real Estate Securities	418,712	(8,690)	410,022
Value Equity	4,630,051	(92,338)	4,537,713
Growth Equity	5,525,227	(880,523)	4,644,704
Small Cap Equity	1,246,863	(283,090)	963,773
International Equity	5,992,284	(2,706,637)	3,285,647

b. Distribution and Shareholder Servicing Fees

The Board of Trustees has adopted a Shareholder Service Plan for the GS4 Class of each Select Fund. Under this Plan, the GS4 Class of each Select Fund is authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4 Class of each Select Fund was authorized to pay service fees of 0.19% of average daily net assets for the period January 1, 2011 to April 30, 2011. As of May 1, 2011, the GS4 Class of each Select Fund is authorized to pay service fees of 0.24% of average daily net assets.

The Board of Trustees voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the GS4 Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated by the Board of Trustees at any time.

c. Expense Limitation

GSCM has agreed, through April 30, 2012, to waive fees and reimburse expenses of the GS2 Class and GS4 Class of each Fund (excluding interest, taxes, brokerage commissions, dividend expense on securities sold short and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

	For the Period January 1, 2011 to April 30, 2011		For the Period May 1, 2011 to December 31, 2011
Fund	GS2 Class	GS4 Class	GS2 Class	GS4 Class
MyDestination 2005	NA	0.20%	NA	0.20%
MyDestination 2015	NA	0.20%	NA	0.20%
MyDestination 2025	NA	0.20%	NA	0.20%
MyDestination 2035	NA	0.20%	NA	0.20%
MyDestination 2045	NA	0.20%	NA	0.20%
Conservative Allocation	NA	0.12%	NA	0.12%
Balanced Allocation	NA	0.12%	NA	0.12%
Growth Allocation	NA	0.12%	NA	0.12%
Aggressive Allocation	NA	0.12%	NA	0.12%
Conservative Allocation I	0.15%	NA	0.15%	NA
Balanced Allocation I	0.15%	NA	0.15%	NA
Growth Allocation I	0.15%	NA	0.15%	NA
Aggressive Allocation I	0.15%	NA	0.15%	NA
Money Market	0.20%	0.39%	0.20%	0.39%
Low-Duration Bond	0.36%	0.52%	0.36%	0.57%
Medium-Duration Bond	0.48%	0.58%	0.48%	0.63%
Extended-Duration Bond	0.63%	0.69%	0.63%	0.75%
Inflation Protected Bond	NA	0.67%	NA	0.67%
Global Bond	NA	1.02%	NA	1.02%
Defensive Market Strategies	NA	NA	0.99%	1.25%
Equity Index	0.23%	0.37%	0.23%	0.38%
Real Estate Securities	NA	1.29%	NA	1.29%
Value Equity	0.74%	0.85%	0.74%	0.94%

	For the Period January 1, 2011 to April 30, 2011		For the Period May 1, 2011 to December 31, 2011
Fund	GS2 Class	GS4 Class	GS2 Class	GS4 Class
Growth Equity	0.88%	0.97%	0.88%	1.06%
Small Cap Equity	1.12%	1.15%	1.12%	1.21%
International Equity	0.94%	1.12%	0.94%	1.18%

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2011, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class			GS4 Class
	2009	2010	2011	2009	2010	2011
MyDestination 2005	NA	NA	NA	$34,663	$37,982	$91,223
MyDestination 2015	NA	NA	NA	NA	NA	NA
MyDestination 2025	NA	NA	NA	NA	NA	NA
MyDestination 2035	NA	NA	NA	42,923	29,344	40,727
MyDestination 2045	NA	NA	NA	60,981	53,661	74,220
Conservative Allocation	NA	NA	NA	94,137	85,986	148,927
Balanced Allocation	NA	NA	NA	97,716	44,858	157,363
Growth Allocation	NA	NA	NA	102,990	65,662	133,967
Aggressive Allocation	NA	NA	NA	116,674	59,666	129,580
Conservative Allocation I	$41,261	$33,009	$66,248	NA	NA	NA
Balanced Allocation I	NA	NA	NA	NA	NA	NA
Growth Allocation I	NA	NA	2,458	NA	NA	NA
Aggressive Allocation I	14,709	7,100	38,072	NA	NA	NA
Money Market	NA	NA	NA	NA	NA	NA
Low-Duration Bond	62,697	55,742	59,610	480,368	468,377	501,417
Medium-Duration Bond	21,118	962	34,814	829,796	799,436	701,423
Extended-Duration Bond	NA	NA	NA	112,701	108,124	141,631
Inflation Protected Bond	NA	NA	NA	NA	NA	NA
Global Bond	NA	NA	NA	NA	NA	NA
Defensive Market Strategies	NA	NA	8,654	NA	NA	20,289
Equity Index	NA	NA	963	152,180	128,840	240,739
Real Estate Securities	NA	NA	NA	NA	NA	NA
Value Equity	NA	NA	NA	233,562	159,664	28,595
Growth Equity	4,179	NA	NA	990,164	1,049,330	775,619
Small Cap Equity	NA	NA	NA	244,965	188,066	232,755
International Equity	451,372	483,790	494,427	2,302,219	2,260,849	2,083,992

During the year ended December 31, 2011, GSCM recaptured the following amounts:

	GS2 Class	GS4 Class
Growth Equity	$4,216	N/A

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds shown below.

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$70,653
Growth Equity	107,493
Small Cap Equity	88,625
International Equity	35,463

e. Administrator, Transfer Agent and Distributor

For its services as Administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2011, BNY Mellon received $3,381,800 in aggregate fees and expenses for services rendered under the various agreements described above.

Certain employees of BNY Mellon are officers of the Funds. BNY Mellon serves as Administrator and Transfer Agent of the Funds.

BNY Mellon Distributors, Inc. serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2011 is as follows:

	Balance at 12/31/10	Balance at 12/31/11	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005
Money Market	$1,446,944	$1,386,612	$28,537,103	$28,597,436	$205	$14
Low-Duration Bond	11,993,701	16,235,367	5,635,470	1,608,450	232,995	35,754
Medium-Duration Bond	9,809,284	11,308,110	2,710,810	1,888,500	251,919	103,615
Extended-Duration Bond	41,460	—	—	41,521	237	—
Inflation Protected Bond	8,088,222	9,377,236	2,733,764	2,470,000	252,441	154,433
Global Bond	539,551	52,899	14,500	526,780	17,367	—
Defensive Market Strategies	—	9,038,741	8,994,390	158,400	30,733	6,795
Equity Index	1,194,173	—	138,500	1,327,144	8,081	5,729
Real Estate Securities	1,612,846	1,702,039	537,500	618,500	11,828	—
Value Equity	6,121,558	4,541,842	1,533,300	3,128,500	62,821	—
Growth Equity	6,105,156	4,431,783	1,341,200	2,933,500	—	—
Small Cap Equity	1,612,667	1,126,770	461,470	979,500	1,293	—
International Equity	6,456,267	5,341,531	1,987,810	2,335,780	100,696	—

	$55,021,829	$64,542,930	$54,625,817	$46,614,011	$970,616	$306,340

	Balance at 12/31/10	Balance at 12/31/11	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$4,387,484	$4,844,410	$86,424,311	$85,967,384	$1,002	$44
Low-Duration Bond	17,164,782	21,071,512	5,853,000	2,249,500	316,372	46,515
Medium-Duration Bond	27,311,201	32,459,757	7,606,000	4,415,500	728,266	297,615
Extended-Duration Bond	10,190,119	11,127,277	1,294,000	1,728,500	460,002	362,310
Inflation Protected Bond	26,156,179	31,725,979	10,776,950	8,684,000	859,024	509,016
Global Bond	10,702,898	11,504,217	1,471,500	1,158,000	600,625	—
Defensive Market Strategies	—	52,836,889	51,581,900	—	179,655	39,721
Equity Index	6,630,569	—	569,860	7,131,763	46,891	33,242
Real Estate Securities	13,706,233	15,453,303	4,114,500	3,884,000	110,464	—
Value Equity	38,315,149	27,702,598	4,535,500	14,974,500	397,549	—
Growth Equity	37,854,982	26,610,921	5,463,100	16,063,500	—	—
Small Cap Equity	10,812,318	7,117,321	1,749,000	5,628,000	8,169	—
International Equity	39,170,524	31,421,274	7,825,009	10,632,500	592,342	—

	$242,402,438	$273,875,458	$189,264,630	$162,517,147	$4,300,361	$1,288,463

MyDestination 2025
Money Market	$3,800,041	$4,563,617	$74,511,866	$73,748,290	$899	$50
Low-Duration Bond	2,286,679	3,907,553	1,997,000	422,000	53,146	8,435
Medium-Duration Bond	17,831,697	22,775,602	7,788,550	4,197,000	502,204	207,677
Extended-Duration Bond	16,886,834	18,932,605	3,645,000	3,937,500	777,506	616,906
Inflation Protected Bond	2,296,373	5,127,095	3,305,500	925,000	105,974	70,180
Global Bond	16,204,972	18,375,272	3,921,000	2,491,500	939,148	—
Defensive Market Strategies	—	42,253,683	42,416,466	1,128,000	143,670	31,765
Equity Index	7,476,167	—	931,500	8,314,279	55,105	39,066
Real Estate Securities	15,487,104	18,463,641	4,213,500	2,838,000	127,534	—
Value Equity	44,925,330	41,020,132	6,131,680	9,802,500	513,424	—
Growth Equity	44,322,232	39,763,711	8,317,200	12,049,000	—	—
Small Cap Equity	15,170,770	12,987,798	3,137,000	5,539,500	14,907	—
International Equity	47,547,848	49,595,383	13,651,870	4,286,500	934,953	—

	$234,236,047	$277,766,092	$173,968,132	$129,679,069	$4,168,470	$974,079

MyDestination 2035
Money Market	$2,254,225	$3,087,962	$35,657,651	$34,823,914	$261	$26
Medium-Duration Bond	2,685,978	2,765,813	1,140,000	1,252,000	64,966	25,165
Extended-Duration Bond	2,716,597	2,903,731	955,000	1,147,500	121,898	95,510
Global Bond	4,859,225	8,136,904	3,315,000	260,000	354,332	—
Equity Index	4,003,220	—	649,000	4,597,510	30,175	21,392
Real Estate Securities	7,808,060	9,369,933	1,968,000	1,229,000	64,863	—
Value Equity	24,439,112	29,263,689	4,921,120	16,500	314,459	—
Growth Equity	24,472,766	28,653,926	5,212,650	604,000	—	—
Small Cap Equity	9,584,676	10,461,907	1,848,500	1,114,000	12,008	—
International Equity	26,840,516	36,407,178	15,907,995	1,331,500	683,277	—

	$109,664,375	$131,051,043	$71,574,916	$46,375,924	$1,646,239	$142,093

	Balance at 12/31/10	Balance at 12/31/11	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2045
Money Market	$2,192,973	$2,134,540	$23,305,851	$23,364,284	$188	$—
Extended-Duration Bond	—	823,344	1,325,400	540,000	10,470	23,628
Global Bond	—	4,414,133	4,474,500	47,500	73,016	—
Equity Index	3,597,917	—	819,500	4,376,563	27,134	19,236
Real Estate Securities	7,480,868	7,964,747	2,159,500	2,414,000	59,302	—
Value Equity	17,371,474	20,375,280	6,465,840	3,308,000	230,278	18
Growth Equity	17,253,914	20,022,846	6,318,350	3,206,500	—	—
Small Cap Equity	7,258,225	7,707,387	3,938,500	3,674,500	8,847	—
International Equity	19,774,485	26,136,474	12,704,071	2,747,000	483,111	—

	$74,929,856	$89,578,751	$61,511,512	$43,678,347	$892,346	$42,882

Conservative Allocation
Money Market	$9,896,880	$6,146,479	$52,525,711	$56,276,112	$799	$70
Low-Duration Bond	151,420,411	171,140,785	19,762,430	2,513,728	2,604,931	374,896
Inflation Protected Bond	37,948,411	42,477,796	4,875,000	5,016,657	1,166,947	696,055
Defensive Market Strategies	—	21,686,756	21,166,000	—	73,739	16,303
Equity Index	3,979,058	—	122,000	4,056,039	27,851	19,744
Value Equity	17,850,550	15,809,176	2,345,000	4,494,241	193,748	—
Growth Equity	17,783,462	15,024,688	2,495,000	5,141,203	—	—
Small Cap Equity	4,371,878	3,594,583	373,000	1,287,042	4,126	—
International Equity	19,379,706	17,324,412	2,698,000	2,261,127	326,593	—

	$262,630,356	$293,204,675	$106,362,141	$81,046,149	$4,398,734	$1,107,068

Balanced Allocation
Money Market	$15,760,681	$27,644,304	$179,401,003	$167,517,380	$3,268	$257
Low-Duration Bond	159,599,982	158,119,436	4,237,000	8,290,000	2,533,367	346,859
Medium-Duration Bond	230,733,468	224,775,387	3,950,000	24,775,000	5,370,723	2,035,991
Extended-Duration Bond	91,023,291	91,687,129	4,980,000	16,127,000	3,962,575	3,016,001
Global Bond	53,160,144	52,881,287	2,355,000	5,027,000	2,883,736	—
Defensive Market Strategies	—	108,238,087	106,350,000	660,000	368,029	81,369
Equity Index	34,267,563	—	500,000	34,526,911	233,050	165,216
Value Equity	158,863,675	130,871,501	7,670,000	36,199,000	1,661,531	—
Growth Equity	155,709,280	126,729,193	4,800,000	31,470,000	—	—
Small Cap Equity	37,898,076	29,331,011	2,630,000	11,927,000	33,666	—
International Equity	165,142,915	146,063,033	15,957,000	12,600,000	2,753,523	—

	$1,102,159,075	$1,096,340,368	$332,830,003	$349,119,291	$19,803,468	$5,645,693

	Balance at 12/31/10	Balance at 12/31/11	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$15,088,874	$19,900,650	$60,469,192	$55,657,416	$1,486	$135
Low-Duration Bond	58,594,392	56,051,733	2,956,000	6,456,000	924,726	123,664
Medium-Duration Bond	85,978,945	79,774,068	1,000,000	12,698,000	1,962,499	728,101
Extended-Duration Bond	33,698,549	31,171,733	2,700,000	9,524,000	1,443,114	1,040,591
Global Bond	19,930,270	18,983,314	600,000	2,451,000	1,062,969	—
Equity Index	38,863,303	—	—	39,155,600	258,185	183,035
Value Equity	179,562,544	173,231,995	12,709,000	19,700,000	1,999,886	—
Growth Equity	176,092,878	167,612,841	12,610,000	18,400,000	—	—
Small Cap Equity	42,821,695	39,738,385	1,000,000	4,992,000	45,612	—
International Equity	184,994,524	195,689,851	41,434,000	1,300,000	3,689,069	—

	$835,625,974	$782,154,570	$135,478,192	$170,334,016	$11,387,546	$2,075,526

Aggressive Allocation
Money Market	$17,614,735	$16,535,540	$53,254,201	$54,333,396	$1,351	$94
Equity Index	45,524,758	—	—	45,226,959	301,887	214,016
Value Equity	207,607,061	197,124,381	4,807,000	16,028,000	2,332,194	—
Growth Equity	202,007,163	192,888,334	8,445,000	14,223,000	—	—
Small Cap Equity	51,156,592	44,228,930	142,000	8,258,000	50,766	—
International Equity	219,098,245	225,653,215	50,143,000	10,000,000	4,253,927	—

	$743,008,554	$676,430,400	$116,791,201	$148,069,355	$6,940,125	$214,110

Conservative Allocation I
Money Market	$1,137,030	$859,133	$24,748,691	$25,026,587	$1,486	$29
Low-Duration Bond	42,348,640	43,559,455	8,146,587	7,701,000	1,204,664	154,877
Inflation Protected Bond	10,610,228	10,807,705	2,264,657	3,330,000	319,463	189,316
Defensive Market Strategies	—	5,515,960	5,900,000	520,000	23,005	4,392
Equity Index	1,113,015	—	78,035	1,196,714	16,046	10,409
Value Equity	4,992,861	4,017,696	998,263	2,028,000	125,613	—
Growth Equity	4,971,544	3,819,314	1,124,193	2,274,000	—	—
Small Cap Equity	1,225,339	911,766	199,048	554,000	4,220	—
International Equity	5,423,583	4,406,763	1,245,123	1,605,000	119,853	—

	$71,822,240	$73,897,792	$44,704,597	$44,235,301	$1,814,350	$359,023

	Balance at 12/31/10	Balance at 12/31/11	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Balanced Allocation I
Money Market	$2,747,513	$7,010,111	$69,803,436	$65,540,837	$5,865	$48
Low-Duration Bond	50,122,605	44,791,872	2,272,000	8,492,000	1,335,028	162,490
Medium-Duration Bond	72,518,533	63,623,363	1,336,000	14,876,000	3,339,636	1,191,434
Extended-Duration Bond	28,558,045	25,954,308	1,668,000	7,961,000	3,103,134	2,288,189
Global Bond	16,685,078	14,982,036	1,032,000	3,469,000	892,251	—
Defensive Market Strategies	—	30,655,348	32,968,000	3,072,000	128,691	24,848
Equity Index	10,753,267	—	204,000	10,894,132	149,334	96,872
Value Equity	49,869,304	37,077,070	2,896,000	15,900,000	1,198,158	—
Growth Equity	48,872,324	35,923,504	1,992,000	14,236,000	—	—
Small Cap Equity	11,898,428	8,320,866	880,000	4,684,000	38,510	—
International Equity	51,884,281	41,343,318	5,322,000	8,916,000	1,134,763	—

	$343,909,378	$309,681,796	$120,373,436	$158,040,969	$11,325,370	$3,763,881

Growth Allocation I
Money Market	$2,983,368	$3,847,733	$26,164,109	$25,299,743	$3,362	$30
Low-Duration Bond	16,346,241	14,239,026	1,115,000	3,519,000	438,548	51,998
Medium-Duration Bond	24,007,290	20,245,166	1,024,000	6,332,000	1,097,460	382,616
Extended-Duration Bond	9,393,510	7,916,608	1,004,000	3,688,000	1,016,713	707,795
Global Bond	5,555,730	4,821,627	312,000	1,293,000	295,689	—
Equity Index	10,837,035	—	212,000	11,137,136	148,230	96,156
Value Equity	50,083,969	44,000,680	4,488,000	10,692,000	1,296,218	—
Growth Equity	49,105,636	42,565,649	4,196,000	9,928,000	—	—
Small Cap Equity	11,945,987	10,088,993	588,000	2,672,000	46,693	—
International Equity	51,638,527	49,669,938	13,536,000	7,232,000	1,363,306	—

	$231,897,293	$197,395,420	$52,639,109	$81,792,879	$5,706,219	$1,238,595

Aggressive Allocation I
Money Market	$2,697,371	$2,463,786	$20,377,982	$20,611,567	$2,410	$19
Equity Index	9,675,471	—	92,000	9,713,710	131,744	85,462
Value Equity	44,137,128	37,889,295	1,776,000	8,136,000	1,151,533	—
Growth Equity	42,940,300	37,068,247	1,912,000	7,068,000	—	—
Small Cap Equity	10,879,974	8,495,806	180,000	2,792,000	39,320	—
International Equity	46,619,540	43,344,744	10,048,000	6,316,000	1,189,696	—

	$156,949,784	$129,261,878	$34,385,982	$54,637,277	$2,514,703	$85,481

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. At December 31, 2011, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral	Total Value of Collateral
Money Market	$25,076,053	$—	$25,577,521	$25,577,521
Low-Duration Bond	108,310,839	84,233,733	26,429,031	110,662,764
Medium-Duration Bond	109,252,029	111,295,148	—	111,295,148
Extended-Duration Bond	24,110,014	23,397,891	1,162,149	24,560,040
Inflation Protected Bond	66,981,153	9,341,031	58,932,330	68,273,361
Global Bond	29,064,979	29,584,211	336,535	29,920,746
Equity Index	18,036,419	18,335,064	204,449	18,539,513
Real Estate Securities	28,500,197	29,423,155	—	29,423,155
Value Equity	75,492,406	77,433,427	—	77,433,427
Growth Equity	125,870,148	128,085,397	1,464,998	129,550,395
Small Cap Equity	151,687,605	154,245,790	2,228,863	156,474,653
International Equity	77,912,445	73,672,665	6,966,257	80,638,922

5. 10% SHAREHOLDERS

The Date Target and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2011, the Date Target and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Inflation Protected Bond	Global Bond	Defensive Market Strategies	Real Estate Securities	Value Equity	Growth Equity	Small Cap Equity	International Equity
MyDestination 2005	2.00%	1.05%	—	5.75%	0.03%	2.87%	1.13%	0.36%	0.37%	0.25%	0.43%
MyDestination 2015	2.60	3.01	2.11%	19.44	6.76	16.77	10.29	2.21	2.20	1.58	2.52
MyDestination 2025	0.48	2.11	3.59	3.14	10.80	13.41	12.29	3.28	3.29	2.88	3.97
MyDestination 2035	—	0.26	0.55	—	4.78	—	6.24	2.34	2.37	2.32	2.92
MyDestination 2045	—	—	0.16	—	2.59	—	5.30	1.63	1.66	1.71	2.09
Conservative Allocation	21.13	—	—	26.03	—	6.88	—	1.26	1.24	0.80	1.39
Balanced Allocation	19.52	20.83	17.38	—	31.07	34.35	—	10.46	10.49	6.51	11.71
Growth Allocation	6.92	7.39	5.91	—	11.15	—	—	13.84	13.87	8.82	15.68
Aggressive Allocation	—	—	—	—	—	—	—	15.75	15.96	9.82	18.09
Conservative Allocation I	8.27	—	—	6.62	—	1.75	—	0.64	0.50	0.31	0.46
Balanced Allocation I	8.50	11.46	12.97	—	8.80	9.73	—	5.90	4.71	2.78	4.33
Growth Allocation I	2.70	3.65	3.96	—	2.83	—	—	7.00	5.58	3.38	5.20
Aggressive Allocation I	—	—	—	—	—	—	—	6.03	4.86	2.84	4.54

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$27,366,049	$18,016,575	$—	$—
MyDestination 2015	102,840,319	76,549,763	5,220,805	8,068,837
MyDestination 2025	99,456,266	55,930,779	4,175,902	5,408,354
MyDestination 2035	35,917,265	11,552,010	826,853	1,039,284
MyDestination 2045	39,140,682	20,314,063	—	—
Conservative Allocation	59,341,971	24,770,038	—	—
Balanced Allocation	153,429,000	181,601,911	20,937,154	38,941,511
Growth Allocation	75,009,000	114,676,600	8,946,798	14,522,086
Aggressive Allocation	63,537,000	93,735,959	—	—
Conservative Allocation I	19,955,907	19,208,714	—	—
Balanced Allocation I	50,570,000	92,500,132	8,497,155	11,701,740
Growth Allocation I	26,475,000	56,493,136	2,904,695	3,987,740
Aggressive Allocation I	14,008,000	34,025,710	—	—
Low-Duration Bond	1,031,231,153	951,763,328	513,744,750	479,862,024
Medium-Duration Bond	5,061,613,100	5,061,839,015	437,249,025	395,009,368
Extended-Duration Bond	128,937,518	163,521,072	31,347,118	31,535,725
Inflation Protected Bond	—	—	168,462,534	137,702,575
Global Bond	102,805,859	100,352,163	1,745,213	4,389,403
Defensive Market Strategies	596,448,616	360,223,839	—	—
Equity Index	11,796,463	197,871,511	—	—
Real Estate Securities	132,771,496	134,967,000	—	—
Value Equity	391,179,295	501,901,964	—	—
Growth Equity	711,105,877	859,684,099	—	—
Small Cap Equity	695,882,341	751,079,684	42,205,112	49,508,386
International Equity	1,070,127,873	1,055,245,594	—	—

Financial Futures Contracts

Investments as of December 31, 2011, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures

MyDestination 2005
MSCI EAFE Index E-Mini	03/2012	2	$140,940	GSC	$(2,144)
MSCI Emerging Markets E-Mini	03/2012	1	46,075	GSC	(1,127)
S&P 500® E-Mini	03/2012	6	375,780	GSC	5,845
5-Year U.S. Treasury Note	04/2012	7	862,805	GSC	2,453

			$1,425,600		$5,027

MyDestination 2015
MSCI EAFE Index E-Mini	03/2012	12	$845,640	GSC	$(9,692)
MSCI Emerging Markets E-Mini	03/2012	4	184,300	GSC	(4,510)
S&P 500® E-Mini	03/2012	31	1,941,530	GSC	26,268
10-Year U.S. Treasury Note	03/2012	14	1,835,750	GSC	15,501

			$4,807,220		$27,567

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2025
MSCI EAFE Index E-Mini	03/2012	12	$845,640	GSC	$(4,448)
MSCI Emerging Markets E-Mini	03/2012	5	230,375	GSC	(5,637)
S&P 500® E-Mini	03/2012	38	2,379,940	GSC	44,845
10-Year U.S. Treasury Note	03/2012	10	1,311,250	GSC	9,751

			$4,767,205		$44,511

MyDestination 2035
MSCI EAFE Index E-Mini	03/2012	9	$634,230	GSC	$(9,647)
MSCI Emerging Markets E-Mini	03/2012	4	184,300	GSC	(4,510)
S&P 500® E-Mini	03/2012	30	1,878,900	GSC	38,407
10-Year U.S. Treasury Note	03/2012	3	393,375	GSC	1,953

			$3,090,805		$26,203

MyDestination 2045
MSCI EAFE Index E-Mini	03/2012	8	$563,760	GSC	$(4,971)
MSCI Emerging Markets E-Mini	03/2012	3	138,225	GSC	(3,382)
S&P 500® E-Mini	03/2012	21	1,315,230	GSC	20,590
10-Year U.S. Treasury Note	03/2012	1	131,125	GSC	484

			$2,148,340		$12,721

Conservative Allocation
MSCI EAFE Index E-Mini	03/2012	6	$422,820	GSC	$(6,431)
MSCI Emerging Markets E-Mini	03/2012	2	92,150	GSC	(2,255)
S&P 500® E-Mini	03/2012	16	1,002,080	GSC	17,920
2-Year U.S. Treasury Note	04/2012	21	4,631,484	GSC	2,251

			$6,148,534		$11,485

Balanced Allocation
MSCI EAFE Index E-Mini	03/2012	52	$3,664,440	GSC	$(11,857)
MSCI Emerging Markets E-Mini	03/2012	25	1,151,875	GSC	(14,197)
S&P 500® E-Mini	03/2012	149	9,331,870	GSC	180,322
10-Year U.S. Treasury Note	03/2012	13	1,704,625	GSC	15,237
Long U.S. Treasury Bond	03/2012	19	2,751,438	GSC	15,356
5-Year U.S. Treasury Note	04/2012	54	6,655,922	GSC	24,305

			$25,260,170		$209,166

Growth Allocation
MSCI EAFE Index E-Mini	03/2012	60	$4,228,200	GSC	$23,447
MSCI Emerging Markets E-Mini	03/2012	28	1,290,100	GSC	(1,258)
S&P 500® E-Mini	03/2012	161	10,083,430	GSC	241,909
10-Year U.S. Treasury Note	03/2012	5	655,625	GSC	3,360
Long U.S. Treasury Bond	03/2012	7	1,013,688	GSC	3,535
5-Year U.S. Treasury Note	04/2012	20	2,465,156	GSC	6,555

			$19,736,199		$277,548

Aggressive Allocation
MSCI EAFE Index E-Mini	03/2012	56	$3,946,320	GSC	$85,045
MSCI Emerging Markets E-Mini	03/2012	29	1,336,175	GSC	20,517
S&P 500® E-Mini	03/2012	155	9,707,650	GSC	283,557

			$14,990,145		$389,119

Conservative Allocation I
MSCI EAFE Index E-Mini	03/2012	1	$70,470	GSC	$2,585
S&P 500® E-Mini	03/2012	1	62,630	GSC	1,987
2-Year U.S. Treasury Note	04/2012	3	661,641	GSC	(375)

			$794,741		$4,197

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Balanced Allocation I
MSCI EAFE Index E-Mini	03/2012	13	$916,110	GSC	$33,602
MSCI Emerging Markets E-Mini	03/2012	6	276,450	GSC	7,225
S&P 500® E-Mini	03/2012	36	2,254,680	GSC	71,549
10-Year U.S. Treasury Note	03/2012	3	393,375	GSC	(234)
Long U.S. Treasury Bond	03/2012	5	724,063	GSC	(563)
5-Year U.S. Treasury Note	04/2012	13	1,602,352	GSC	(1,219)

			$6,167,030		$110,360

Growth Allocation Fund I
MSCI EAFE Index E-Mini	03/2012	12	$845,640	GSC	$29,313
MSCI Emerging Markets E-Mini	03/2012	5	230,375	GSC	6,021
S&P 500® E-Mini	03/2012	32	2,004,160	GSC	60,969
10-Year U.S. Treasury Note	03/2012	1	131,125	GSC	(78)
Long U.S. Treasury Bond	03/2012	1	144,813	GSC	(406)
5-Year U.S. Treasury Note	04/2012	5	616,289	GSC	(469)

			$3,972,402		$95,350

Aggressive Allocation Fund I
MSCI EAFE Index E-Mini	03/2012	9	$634,230	GSC	$21,559
MSCI Emerging Markets E-Mini	03/2012	6	276,450	GSC	7,225
S&P 500® E-Mini	03/2012	26	1,628,380	GSC	50,359

			$2,539,060		$79,143

Low-Duration Bond
Euro Schatz	03/2012	(80)	$(11,424,578)	GSC	$(515)
90-Day Euro	03/2012	(6)	(1,490,325)	CITI	(4,842)
10-Year U.S. Treasury Note	03/2012	(155)	(20,324,375)	CITI	(156,431)
2-Year U.S. Treasury Note	04/2012	142	31,317,656	CITI	18,220
2-Year U.S. Treasury Note	04/2012	60	13,232,813	CS	10,214
2-Year U.S. Treasury Note	04/2012	40	8,821,875	CS	4,309
2-Year U.S. Treasury Note	04/2012	13	2,867,109	GSC	1,172
2-Year U.S. Treasury Note	04/2012	26	5,734,219	UBS	2,299
5-Year U.S. Treasury Note	04/2012	25	3,081,445	CITI	17,908
5-Year U.S. Treasury Note	04/2012	42	5,176,828	GSC	22,818
5-Year U.S. Treasury Note	04/2012	46	5,669,859	MLCS	34,053
5-Year U.S. Treasury Note	04/2012	(39)	(4,807,055)	CITI	(21,595)
90-Day Euro	06/2012	(1)	(248,238)	CITI	135
90-Day Euro	09/2012	(1)	(248,163)	CITI	160
90-Day Euro	12/2012	(2)	(496,225)	CITI	345
90-Day Euro	06/2013	2	496,175	CITI	9,007
90-Day Euro	03/2014	213	52,754,775	GSC	77,017
90-Day Euro	03/2014	(2)	(495,350)	CITI	(1,006)
90-Day Euro	06/2014	53	13,108,888	GSC	29,764
90-Day Euro	06/2014	(2)	(494,675)	CITI	(1,331)
90-Day Euro	09/2014	(2)	(493,900)	CITI	(1,581)

			$101,738,758		$40,120

Medium-Duration Bond
10-Year U.S. Treasury Note	03/2012	43	$5,638,375	CITI	$62,607
10-Year U.S. Treasury Note	03/2012	12	1,573,500	JPM	6,195
10-Year U.S. Treasury Note	03/2012	59	7,736,375	MLCS	68,043
10-Year U.S. Treasury Note	03/2012	(26)	(3,409,250)	JPM	(26,240)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Long U.S. Treasury Bond	03/2012	(6)	$(868,875)	BAR	$(10,707)
Long U.S. Treasury Bond	03/2012	(23)	(3,330,688)	CITI	(42,802)
Long U.S. Treasury Bond	03/2012	(25)	(3,620,313)	GSC	(11,019)
Long U.S. Treasury Bond	03/2012	(7)	(1,013,688)	JPM	(8,335)
Long U.S. Treasury Bond	03/2012	(6)	(868,875)	MLCS	(7,051)
Long U.S. Treasury Bond	03/2012	(54)	(7,819,875)	MSCS	19,075
Long U.S. Treasury Bond	03/2012	(1)	(144,813)	UBS	(1,503)
Ultra Long U.S. Treasury Bond	03/2012	60	9,611,250	CITI	154,661
Ultra Long U.S. Treasury Bond	03/2012	23	3,684,313	JPM	21,042
Ultra Long U.S. Treasury Bond	03/2012	2	320,375	MSCS	3,306
2-Year U.S. Treasury Note	04/2012	27	5,954,766	DEUT	2,065
2-Year U.S. Treasury Note	04/2012	(79)	(17,423,203)	MLCS	(8,007)
5-Year U.S. Treasury Note	04/2012	91	11,216,461	CITI	44,379
5-Year U.S. Treasury Note	04/2012	(2)	(246,516)	BAR	(210)
5-Year U.S. Treasury Note	04/2012	(147)	(18,118,898)	GSC	(73,454)
5-Year U.S. Treasury Note	04/2012	(61)	(7,518,727)	JPM	(33,745)

			$(18,648,306)		$158,300

Inflation Protected Bond
10-Year U.S. Treasury Note	03/2012	93	$12,194,625	UBS	$109,590
Long U.S. Treasury Bond	03/2012	(48)	(6,951,000)	UBS	(107,566)
Ultra Long U.S. Treasury Bond	03/2012	(50)	(8,009,375)	UBS	(76,048)
2-Year U.S. Treasury Note	04/2012	(17)	(3,749,297)	UBS	(1,095)
5-Year U.S. Treasury Note	04/2012	97	11,956,008	UBS	37,349

			$5,440,961		$(37,770)

Global Bond
10-Year U.S. Treasury Note	03/2012	7	$917,875	GSC	$10,204
10-Year U.S. Treasury Note	03/2012	18	2,360,250	MLCS	20,613
Long U.S. Treasury Bond	03/2012	3	434,438	MLCS	154
5-Year U.S. Treasury Note	04/2012	(43)	(5,300,086)	GSC	(21,944)

			$(1,587,523)		$9,027

Defensive Market Strategies
S&P 500® E-Mini	03/2012	79	$4,947,770	GSC	$113,467

Equity Index
S&P 500® E-Mini	03/2012	81	$5,073,030	GSC	$133,955
S&P 500®	03/2012	11	3,444,650	GSC	120,603

			$8,517,680		$254,558

Real Estate Securities
S&P 500® MidCap 400	03/2012	59	$5,176,070	GSC	$53,620

Value Equity
S&P 500® E-Mini	03/2012	344	$21,544,720	GSC	$713,686

Growth Equity
S&P 500® E-Mini	03/2012	896	$56,116,480	GSC	$754,084

Small Cap Equity
Euro-Bund	03/2012	3	$539,856	GSC	$14,839
Russell 2000® IMM-Mini	03/2012	792	58,512,960	GSC	1,143,026
10-Year U.S. Treasury Note	03/2012	13	1,704,625	GSC	11,536
Long U.S. Treasury Bond	03/2012	2	289,625	GSC	3,744
Ultra Long U.S. Treasury Bond	03/2012	4	640,750	GSC	4,604
2-Year U.S. Treasury Note	04/2012	(15)	(3,308,203)	GSC	(1,564)
5-Year U.S. Treasury Note	04/2012	(13)	(1,602,352)	GSC	(5,308)

			$56,777,261		$1,170,877

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
International Equity
AEX Index	01/2012	(8)	$(648,677)	BAR	$(37,479)
OMX 30 Index	01/2012	(99)	(1,422,701)	BAR	(54,802)
CAC40 Index	01/2012	289	11,840,154	BAR	466,848
IBEX 35	01/2012	21	2,303,708	BAR	67,536
MSCI Singapore Index	01/2012	10	463,051	BAR	(7,871)
TOPIX Index®	03/2012	14	1,324,152	BAR	(15,820)
ASX SPI 200 Index	03/2012	(149)	(15,312,079)	BAR	634,979
FTSE MIB Index	03/2012	67	6,552,585	BAR	108,378
MSCI EAFE Index E-Mini	03/2012	511	36,010,170	GSC	(339,444)
MSCI Emerging Markets E-Mini	03/2012	274	12,624,550	GSC	(230,380)
S&P/TSE 60 Index	03/2012	248	33,053,683	GSC	(105,504)
S&P/TSE 60 Index	03/2012	(38)	(5,064,677)	BAR	(70,834)
Canadian Dollar	03/2012	295	28,971,950	GSC	449,879
Swiss Market Index Future	03/2012	(76)	(4,476,400)	JPM	(179,432)
DAX Index	03/2012	4	763,606	BAR	21,869
FTSE 100 Index®	03/2012	242	20,805,567	BAR	479,585

			$127,788,642		$1,187,508

Forward Foreign Currency Contracts

As of December 31, 2011, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/ Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond
01/04/12	Brazilian Reals	398,465	U.S. Dollars	222,428	UBS	$(9,133)
01/04/12	U.S. Dollars	207,880	Brazilian Reals	398,465	HKSB	(5,469)
01/04/12	U.S. Dollars	2,168,717	United Kingdom Pounds	1,383,000	BAR	21,031
01/04/12	United Kingdom Pounds	1,383,000	U.S. Dollars	2,165,778	RBC	(18,093)
01/10/12	Canadian Dollars	84,000	U.S. Dollars	82,315	RBS	118
01/10/12	Euro	42,000	U.S. Dollars	54,811	CITI	(448)
01/10/12	U.S. Dollars	6,908,044	Canadian Dollars	7,010,000	RBS	28,808
01/10/12	U.S. Dollars	7,834,121	Euro	5,819,000	MLCS	302,329
01/10/12	U.S. Dollars	2,359,194	United Kingdom Pounds	1,506,000	HKSB	20,627
01/10/12	U.S. Dollars	1,161,268	Norwegian Krone	6,681,000	RBS	44,630
01/11/12	Taiwan Dollars	36,726,480	U.S. Dollars	1,281,454	BAR	(68,190)
01/17/12	Euro	90,000	U.S. Dollars	123,443	JPM	(6,946)
01/17/12	Euro	367,000	U.S. Dollars	496,245	BAR	(21,197)
01/17/12	U.S. Dollars	8,623,060	Euro	6,342,000	JPM	413,931
01/17/12	U.S. Dollars	9,655	Euro	7,000	UBS	594
01/17/12	U.S. Dollars	2,961,792	Euro	2,263,000	MSCS	32,549
01/18/12	U.S. Dollars	8,438,498	United Kingdom Pounds	5,414,500	CITI	31,292
01/18/12	U.S. Dollars	405,541	United Kingdom Pounds	264,000	CITI	(4,377)
01/18/12	U.S. Dollars	271,927	United Kingdom Pounds	177,000	UBS	(2,905)
01/18/12	United Kingdom Pounds	400,000	U.S. Dollars	626,279	RBS	(5,191)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/25/12	Euro	500,000	U.S. Dollars	673,322	RBS	$(26,083)
01/25/12	Euro	370,000	U.S. Dollars	500,028	CITI	(21,072)
01/25/12	U.S. Dollars	453,113	Euro	320,000	RBS	38,880
01/25/12	U.S. Dollars	454,013	Euro	348,000	CITI	3,535
01/25/12	U.S. Dollars	7,989,438	Euro	5,810,500	CITI	467,875
01/25/12	U.S. Dollars	963,480	Euro	738,000	RBS	8,155
02/02/12	U.S. Dollars	2,165,232	United Kingdom Pounds	1,383,000	RBC	18,118
02/09/12	U.S. Dollars	4,642,421	Canadian Dollars	4,730,000	RBC	3,848
02/09/12	U.S. Dollars	15,840,395	Canadian Dollars	16,217,000	BAR	(63,143)
02/10/12	Singapore Dollars	17,277	U.S. Dollars	13,254	JPM	64
02/13/12	Chinese Yuan Renminbi	5,083,996	U.S. Dollars	789,747	CITI	17,266
02/13/12	Chinese Yuan Renminbi	2,482,791	U.S. Dollars	385,347	DEUT	8,761
02/13/12	Chinese Yuan Renminbi	2,619,822	U.S. Dollars	406,300	BAR	9,560
02/13/12	Chinese Yuan Renminbi	2,496,098	U.S. Dollars	387,172	CITI	9,048
02/13/12	Chinese Yuan Renminbi	8,799,062	U.S. Dollars	1,367,801	BAR	28,926
02/13/12	Chinese Yuan Renminbi	3,029,001	U.S. Dollars	471,000	JPM	9,811
02/13/12	Chinese Yuan Renminbi	7,223,298	U.S. Dollars	1,124,074	CITI	22,523
02/13/12	Chinese Yuan Renminbi	2,526,343	U.S. Dollars	392,076	JPM	8,945
02/13/12	Chinese Yuan Renminbi	2,388,307	U.S. Dollars	370,654	DEUT	8,456
02/13/12	Chinese Yuan Renminbi	1,994,287	U.S. Dollars	309,696	UBS	6,869
02/13/12	Chinese Yuan Renminbi	567,800	U.S. Dollars	87,461	DEUT	2,669
02/23/12	U.S. Dollars	10,391,154	Australian Dollars	10,575,000	JPM	(356,283)
02/27/12	South Korean Won	2,172,283,300	U.S. Dollars	1,940,838	CITI	(62,884)
02/27/12	U.S. Dollars	411,000	South Korean Won	473,019,900	CITI	2,071
02/27/12	U.S. Dollars	530,000	South Korean Won	611,355,000	GSC	1,479
02/27/12	U.S. Dollars	95,000	South Korean Won	109,221,500	UBS	577
02/27/12	U.S. Dollars	379,000	South Korean Won	435,698,400	UBS	2,336
02/27/12	U.S. Dollars	475,000	South Korean Won	546,107,500	UBS	2,886
02/27/12	U.S. Dollars	692,131	Brazilian Reals	1,263,000	HKSB	23,910
03/02/12	U.S. Dollars	219,928	Brazilian Reals	398,465	UBS	9,281
03/08/12	Norwegian Krone	3,585,000	U.S. Dollars	618,760	BAR	(20,857)
03/15/12	Mexican Pesos	1,168,232	U.S. Dollars	86,110	HKSB	(2,904)
06/01/12	Chinese Yuan Renminbi	2,490,150	U.S. Dollars	391,749	BNP	3,027
02/01/13	Chinese Yuan Renminbi	3,309,368	U.S. Dollars	522,229	DEUT	1,279
02/01/13	Chinese Yuan Renminbi	2,090,196	U.S. Dollars	332,146	DEUT	(1,498)
02/01/13	Chinese Yuan Renminbi	1,254,600	U.S. Dollars	200,000	GSC	(1,535)
02/01/13	Chinese Yuan Renminbi	319,176	U.S. Dollars	50,832	JPM	(342)

						$917,514

Medium-Duration Bond
01/04/12	Brazilian Reals	1,876,778	U.S. Dollars	1,047,894	UBS	$(43,015)
01/04/12	U.S. Dollars	979,120	Brazilian Reals	1,876,778	HKSB	(25,758)
01/04/12	U.S. Dollars	1,870,773	United Kingdom Pounds	1,193,000	BAR	18,142
01/04/12	United Kingdom Pounds	1,193,000	U.S. Dollars	1,868,238	RBC	(15,607)
01/11/12	Taiwan Dollars	48,062,980	U.S. Dollars	1,677,006	BAR	(89,239)
01/13/12	U.S. Dollars	1,533,880	Japanese Yen	117,763,000	CITI	3,562
01/17/12	Euro	457,000	U.S. Dollars	617,939	BAR	(26,395)
01/17/12	Euro	219,000	U.S. Dollars	297,559	RBC	(14,083)
01/17/12	U.S. Dollars	4,892,257	Euro	3,738,000	MSCS	53,764
01/17/12	U.S. Dollars	8,238,272	Euro	6,059,000	JPM	395,459
01/20/12	U.S. Dollars	372,772	Euro	287,411	JPM	738

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/30/12	U.S. Dollars	1,107,240	Mexican Pesos	15,878,381	DEUT	$(27,434)
02/02/12	Australian Dollars	196,000	U.S. Dollars	195,704	DEUT	3,340
02/02/12	U.S. Dollars	27,394,868	Australian Dollars	27,829,000	WEST	(950,513)
02/02/12	U.S. Dollars	1,867,767	United Kingdom Pounds	1,193,000	BAR	15,629
02/09/12	Canadian Dollars	3,018,000	U.S. Dollars	2,955,691	UBS	3,973
02/09/12	U.S. Dollars	2,125,857	South African Rand	17,671,185	JPM	(48,135)
02/09/12	U.S. Dollars	2,332,988	Canadian Dollars	2,377,000	RBC	1,934
02/09/12	U.S. Dollars	7,960,734	Canadian Dollars	8,150,000	BAR	(31,733)
02/10/12	U.S. Dollars	4,987	Singapore Dollars	6,371	CITI	75
02/13/12	Chinese Yuan Renminbi	6,402,937	U.S. Dollars	994,631	CITI	21,745
02/13/12	Chinese Yuan Renminbi	3,324,821	U.S. Dollars	515,636	BAR	12,132
02/13/12	Chinese Yuan Renminbi	3,167,798	U.S. Dollars	491,360	CITI	11,483
02/13/12	Chinese Yuan Renminbi	3,150,917	U.S. Dollars	489,045	DEUT	11,119
02/13/12	Chinese Yuan Renminbi	9,097,230	U.S. Dollars	1,415,691	CITI	28,366
02/13/12	Chinese Yuan Renminbi	11,081,793	U.S. Dollars	1,722,648	BAR	36,431
02/13/12	Chinese Yuan Renminbi	3,839,307	U.S. Dollars	597,000	JPM	12,436
02/13/12	Chinese Yuan Renminbi	3,032,686	U.S. Dollars	470,658	DEUT	10,738
02/13/12	Chinese Yuan Renminbi	3,207,965	U.S. Dollars	497,861	JPM	11,359
02/13/12	Chinese Yuan Renminbi	2,532,357	U.S. Dollars	393,254	UBS	8,722
02/13/12	Chinese Yuan Renminbi	821,640	U.S. Dollars	126,562	DEUT	3,862
02/15/12	Brazilian Reals	2,414,270	U.S. Dollars	1,356,331	JPM	(76,104)
02/16/12	Canadian Dollars	3,084,000	U.S. Dollars	3,027,299	CITIC	(3,392)
02/16/12	U.S. Dollars	5,081,285	Euro	3,674,701	CITIC	323,497
02/16/12	U.S. Dollars	1,138,761	Euro	824,514	UBS	71,229
02/27/12	South Korean Won	3,818,195,500	U.S. Dollars	3,411,388	CITI	(110,530)
02/27/12	U.S. Dollars	724,000	South Korean Won	833,251,600	CITI	3,648
02/27/12	U.S. Dollars	935,000	South Korean Won	1,078,522,500	GSC	2,610
02/27/12	U.S. Dollars	167,000	South Korean Won	191,999,900	UBS	1,015
02/27/12	U.S. Dollars	667,000	South Korean Won	766,783,200	UBS	4,110
02/27/12	U.S. Dollars	837,000	South Korean Won	962,298,900	UBS	5,086
03/02/12	U.S. Dollars	1,035,864	Brazilian Reals	1,876,778	UBS	43,713
03/08/12	Norwegian Krone	1,133,000	U.S. Dollars	195,552	BAR	(6,592)
03/15/12	Mexican Pesos	74,599	U.S. Dollars	5,499	HSBC	(185)
03/21/12	Canadian Dollars	54,352	U.S. Dollars	53,044	DEUT	210
03/21/12	Canadian Dollars	63,293	U.S. Dollars	61,479	RBC	536
03/21/12	Canadian Dollars	55,483	U.S. Dollars	53,552	WEST	810
03/21/12	Canadian Dollars	107,924	U.S. Dollars	104,938	DEUT	806
03/21/12	Canadian Dollars	109,760	U.S. Dollars	107,000	RBC	543
03/21/12	Canadian Dollars	54,077	U.S. Dollars	53,000	RBS	(15)
03/21/12	Euro	40,000	U.S. Dollars	52,190	CITI	(381)
03/21/12	Euro	40,000	U.S. Dollars	53,032	JPM	(1,223)
03/21/12	Euro	40,000	U.S. Dollars	52,806	UBS	(997)
03/21/12	Euro	40,000	U.S. Dollars	52,905	JPM	(1,096)
03/21/12	Euro	41,000	U.S. Dollars	53,655	MSCS	(550)
03/21/12	Euro	41,000	U.S. Dollars	53,212	DEUT	(108)
03/21/12	Euro	41,000	U.S. Dollars	53,290	BAR	(185)
03/21/12	Euro	41,000	U.S. Dollars	53,290	RBS	(185)
03/21/12	Euro	41,000	U.S. Dollars	53,290	JPM	(185)
03/21/12	Euro	41,000	U.S. Dollars	53,551	JPM	(447)
03/21/12	Euro	41,000	U.S. Dollars	53,413	UBS	(309)
03/21/12	Euro	41,000	U.S. Dollars	53,489	JPM	(385)
03/21/12	Euro	41,000	U.S. Dollars	53,374	JPM	(269)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/12	Euro	43,002	U.S. Dollars	56,107	BAR	$(410)
03/21/12	Euro	40,000	U.S. Dollars	52,746	JPM	(937)
03/21/12	Euro	33,000	U.S. Dollars	43,115	JPM	(372)
03/21/12	Euro	79,000	U.S. Dollars	105,165	JPM	(2,842)
03/21/12	Euro	41,000	U.S. Dollars	53,081	JPM	24
03/21/12	Euro	40,000	U.S. Dollars	53,530	UBS	(1,721)
03/21/12	Japanese Yen	9,869,941	U.S. Dollars	127,108	HSBC	1,320
03/21/12	Japanese Yen	4,088,360	U.S. Dollars	52,432	CITI	766
03/21/12	New Zealand Dollars	43,725	U.S. Dollars	32,567	WEST	1,279
03/21/12	New Zealand Dollars	60,000	U.S. Dollars	46,306	DEUT	137
03/21/12	Swedish Kronor	363,736	U.S. Dollars	52,241	BAR	416
03/21/12	Switzerland Francs	40,278	U.S. Dollars	43,025	CITI	(68)
03/21/12	U.S. Dollars	211,287	Australian Dollars	215,000	WEST	(6,608)
03/21/12	U.S. Dollars	53,081	Canadian Dollars	54,387	RBS	(209)
03/21/12	U.S. Dollars	53,530	Canadian Dollars	54,433	UBS	196
03/21/12	U.S. Dollars	23,000	Switzerland Francs	21,301	UBS	282
03/21/12	U.S. Dollars	71,633	Switzerland Francs	67,052	CITI	121
03/21/12	U.S. Dollars	53,290	Switzerland Francs	50,135	UBS	(180)
03/21/12	U.S. Dollars	53,290	Switzerland Francs	50,320	DEUT	(377)
03/21/12	U.S. Dollars	53,290	Switzerland Francs	50,320	JPM	(377)
03/21/12	U.S. Dollars	43,115	Switzerland Francs	40,310	JPM	124
03/21/12	U.S. Dollars	52,432	Euro	40,000	CITI	623
03/21/12	U.S. Dollars	104,939	Euro	80,000	SS	1,321
03/21/12	U.S. Dollars	53,290	Euro	40,000	BAR	1,481
03/21/12	U.S. Dollars	53,044	Euro	40,000	JPM	1,235
03/21/12	U.S. Dollars	224,836	Euro	172,688	SS	1,166
03/21/12	U.S. Dollars	53,463	Euro	41,000	MSCS	359
03/21/12	U.S. Dollars	53,445	Euro	41,000	HSBC	341
03/21/12	U.S. Dollars	53,552	Euro	41,000	RBC	448
03/21/12	U.S. Dollars	53,668	Euro	41,000	JPM	564
03/21/12	U.S. Dollars	43,025	Euro	33,000	CITI	283
03/21/12	U.S. Dollars	106,020	Euro	81,000	JPM	1,107
03/21/12	U.S. Dollars	105,913	Euro	81,000	DEUT	1,000
03/21/12	U.S. Dollars	199,498	United Kingdom Pounds	128,047	SS	800
03/21/12	U.S. Dollars	56,107	United Kingdom Pounds	35,976	BAR	282
03/21/12	U.S. Dollars	52,190	Japanese Yen	4,059,600	CITI	(634)
03/21/12	U.S. Dollars	52,241	Norwegian Krone	309,000	BAR	729
03/21/12	U.S. Dollars	26,336	Norwegian Krone	158,214	CITI	(39)
03/21/12	U.S. Dollars	207,752	New Zealand Dollars	272,000	SS	(2,787)
03/21/12	U.S. Dollars	105,165	Swedish Kronor	716,293	JPM	1,468
03/21/12	U.S. Dollars	187,000	Swedish Kronor	1,276,273	HSBC	2,236
03/21/12	U.S. Dollars	157,061	Swedish Kronor	1,101,076	HSBC	(2,340)
03/21/12	U.S. Dollars	53,374	Swedish Kronor	368,856	DEUT	(25)
03/21/12	U.S. Dollars	47,000	Swedish Kronor	323,282	HSBC	199
04/23/12	Malaysian Ringgits	8,484	U.S. Dollars	2,797	JPM	(134)
06/01/12	Chinese Yuan Renminbi	76,812	U.S. Dollars	12,000	JPM	177
06/01/12	Chinese Yuan Renminbi	160,062	U.S. Dollars	25,000	JPM	375
06/01/12	Chinese Yuan Renminbi	2,900,436	U.S. Dollars	455,614	CITI	4,207
06/01/12	Chinese Yuan Renminbi	5,139,925	U.S. Dollars	808,609	BNP	6,248
07/12/12	Indian Rupees	56,916,480	U.S. Dollars	1,224,537	JPM	(186,909)
02/01/13	Chinese Yuan Renminbi	3,959,304	U.S. Dollars	624,792	DEUT	1,530

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/01/13	Chinese Yuan Renminbi	4,127,477	U.S. Dollars	655,884	DEUT	$(2,959)
02/01/13	Chinese Yuan Renminbi	6,583,005	U.S. Dollars	1,048,750	CITI	(7,385)
08/05/13	Chinese Yuan Renminbi	3,364,650	U.S. Dollars	532,803	UBS	(1,155)
08/15/13	Chinese Yuan Renminbi	1,000,000	U.S. Dollars	159,642	DEUT	(1,642)

						$(539,494)

Global Bond
02/16/12	Australian Dollars	745,608	U.S. Dollars	768,402	DEUT	$(10,076)
02/16/12	Australian Dollars	630,000	U.S. Dollars	639,198	CS	1,547
02/16/12	Australian Dollars	587,221	U.S. Dollars	602,947	MSCS	(5,710)
02/16/12	Canadian Dollars	191,315	U.S. Dollars	189,468	DEUT	(1,881)
02/16/12	Canadian Dollars	1,005,536	U.S. Dollars	990,539	JPM	(4,596)
02/16/12	Canadian Dollars	640,962	U.S. Dollars	632,000	JPM	(3,528)
02/16/12	Euro	2,096,003	U.S. Dollars	2,880,537	CS	(166,755)
02/16/12	Euro	390,000	U.S. Dollars	539,892	BAR	(34,943)
02/16/12	Euro	1,320,000	U.S. Dollars	1,823,092	UBS	(114,033)
02/16/12	Euro	370,000	U.S. Dollars	500,758	CS	(21,704)
02/16/12	Euro	300,000	U.S. Dollars	401,833	JPM	(13,410)
02/16/12	Euro	633,945	U.S. Dollars	857,725	JPM	(36,931)
02/16/12	Japanese Yen	279,428,760	U.S. Dollars	3,595,188	DEUT	38,094
02/16/12	Japanese Yen	59,000,000	U.S. Dollars	757,576	CS	9,574
02/16/12	Japanese Yen	235,120,000	U.S. Dollars	3,018,229	UBS	38,927
02/16/12	Japanese Yen	736,299,570	U.S. Dollars	9,454,283	GSC	119,475
02/16/12	Mexican Pesos	4,650,275	U.S. Dollars	344,024	GSC	(12,146)
02/16/12	Mexican Pesos	11,636,000	U.S. Dollars	838,782	DEUT	(8,352)
02/16/12	Polish Zloty	3,181,297	U.S. Dollars	1,005,276	JPM	(87,654)
02/16/12	South African Rand	988,065	U.S. Dollars	122,781	GSC	(1,343)
02/16/12	U.S. Dollars	648,035	Australian Dollars	631,336	CITIC	5,931
02/16/12	U.S. Dollars	760,909	Australian Dollars	739,802	JPM	8,489
02/16/12	U.S. Dollars	4,199,386	Euro	3,046,552	SG	254,889
02/16/12	U.S. Dollars	426,788	Euro	309,451	RBS	26,128
02/16/12	U.S. Dollars	2,055,572	Euro	1,500,000	BAR	113,459
02/16/12	U.S. Dollars	4,844,725	Euro	3,503,624	CITIC	308,437
02/16/12	U.S. Dollars	1,960,712	Euro	1,415,952	JPM	127,420
02/16/12	U.S. Dollars	2,495,853	Euro	1,808,255	MSCS	154,630
02/16/12	U.S. Dollars	2,684,262	Euro	1,947,319	GSC	162,988
02/16/12	U.S. Dollars	1,253,658	United Kingdom Pounds	787,510	BAR	31,214
02/16/12	U.S. Dollars	1,035,840	United Kingdom Pounds	650,000	CS	26,851
02/16/12	U.S. Dollars	321,270	United Kingdom Pounds	200,000	GSC	10,812
02/16/12	U.S. Dollars	765,981	Japanese Yen	59,645,180	SG	(9,557)
02/16/12	U.S. Dollars	1,643,847	Japanese Yen	128,025,470	CITIC	(20,808)
02/16/12	U.S. Dollars	5,959,806	Japanese Yen	464,261,748	JPM	(76,773)
02/16/12	U.S. Dollars	1,854,899	Mexican Pesos	25,608,000	DEUT	27,326
02/16/12	U.S. Dollars	857,725	Polish Zloty	2,835,000	JPM	39,990
02/16/12	United Kingdom Pounds	1,277,800	U.S. Dollars	2,037,337	SG	(53,820)
02/16/12	United Kingdom Pounds	1,288,000	U.S. Dollars	2,061,405	JPM	(62,055)
02/22/12	South Korean Won	590,596,400	U.S. Dollars	521,222	DEUT	(10,489)
02/22/12	U.S. Dollars	1,139,931	Brazilian Reals	2,049,140	JPM	54,760

						$804,377

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Defensive Market Strategies
01/31/12	U.S. Dollars	95,653	Switzerland Francs	89,336	CS	$488
01/31/12	U.S. Dollars	1,625,748	Euro	1,243,136	UBS	16,459
01/31/12	U.S. Dollars	49,834	Euro	38,555	UBS	(77)
01/31/12	U.S. Dollars	365,865	United Kingdom Pounds	233,668	CS	3,088
01/31/12	U.S. Dollars	11,289	United Kingdom Pounds	7,271	CS	1
01/31/12	U.S. Dollars	220,627	Japanese Yen	17,158,500	CS	(2,409)
01/31/12	U.S. Dollars	128,186	Swedish Kronor	881,328	CS	345

						$17,895

Small Cap Equity
02/16/12	Canadian Dollars	409,000	U.S. Dollars	401,480	CITIG	$(450)
02/16/12	Japanese Yen	4,882,000	U.S. Dollars	62,685	CITIG	793
02/16/12	U.S. Dollars	495,982	Euro	359,341	MSCS	30,729
02/16/12	U.S. Dollars	997,257	Euro	721,200	CITIG	63,490
02/16/12	U.S. Dollars	62,687	Japanese Yen	4,882,084	GSC	(792)

						$93,770

International Equity
01/31/12	U.S. Dollars	10,740,136	Australian Dollars	10,165,000	NT	$384,345
01/31/12	U.S. Dollars	4,661,368	Switzerland Francs	4,173,000	NT	216,114
03/21/12	Australian Dollars	51,000	U.S. Dollars	50,842	RBS	844
03/21/12	Australian Dollars	1,521,000	U.S. Dollars	1,500,344	RBS	41,138
03/21/12	Australian Dollars	98,000	U.S. Dollars	96,244	RBS	3,076
03/21/12	Australian Dollars	3,440,000	U.S. Dollars	3,464,073	RBS	22,252
03/21/12	Canadian Dollars	1,881,000	U.S. Dollars	1,813,855	RBS	29,165
03/21/12	Canadian Dollars	4,792,000	U.S. Dollars	4,697,464	RBS	(2,221)
03/21/12	Danish Kroner	213,000	U.S. Dollars	38,283	RBS	(1,159)
03/21/12	Danish Kroner	5,223,000	U.S. Dollars	917,027	RBS	(6,718)
03/21/12	Danish Kroner	339,000	U.S. Dollars	59,683	RBS	(599)
03/21/12	Euro	676,000	U.S. Dollars	880,750	RBS	(5,179)
03/21/12	Euro	1,672,000	U.S. Dollars	2,177,407	RBS	(11,792)
03/21/12	Hong Kong Dollars	3,102,000	U.S. Dollars	398,648	RBS	890
03/21/12	Hong Kong Dollars	318,000	U.S. Dollars	40,862	RBS	97
03/21/12	Hong Kong Dollars	226,000	U.S. Dollars	29,061	RBS	47
03/21/12	Israeli Shekels	4,692,000	U.S. Dollars	1,244,397	RBS	(14,860)
03/21/12	Israeli Shekels	241,000	U.S. Dollars	63,376	RBS	(222)
03/21/12	Israeli Shekels	42,000	U.S. Dollars	11,072	RBS	(66)
03/21/12	Japanese Yen	100,871,000	U.S. Dollars	1,297,375	RBS	15,165
03/21/12	Japanese Yen	140,523,000	U.S. Dollars	1,809,221	RBS	19,272
03/21/12	Japanese Yen	10,174,000	U.S. Dollars	130,838	RBS	1,546
03/21/12	Japanese Yen	6,074,000	U.S. Dollars	78,181	RBS	855
03/21/12	New Zealand Dollars	3,535,000	U.S. Dollars	2,665,858	RBS	70,378
03/21/12	New Zealand Dollars	3,634,000	U.S. Dollars	2,740,289	RBS	72,577
03/21/12	New Zealand Dollars	371,000	U.S. Dollars	285,655	RBS	1,514
03/21/12	Norwegian Krone	8,021,000	U.S. Dollars	1,369,908	RBS	(32,771)
03/21/12	Norwegian Krone	123,155,000	U.S. Dollars	21,040,094	RBS	(509,591)
03/21/12	Singapore Dollars	629,000	U.S. Dollars	481,364	RBS	3,598
03/21/12	Singapore Dollars	4,000	U.S. Dollars	3,068	RBS	17

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/12	Singapore Dollars	30,000	U.S. Dollars	23,125	RBS	$5
03/21/12	Swedish Kronor	152,270,000	U.S. Dollars	22,173,280	RBS	(129,375)
03/21/12	Swedish Kronor	27,982,000	U.S. Dollars	4,073,880	RBS	(22,967)
03/21/12	Switzerland Francs	228,000	U.S. Dollars	244,129	RBS	(964)
03/21/12	Switzerland Francs	4,553,000	U.S. Dollars	4,856,114	RBS	(276)
03/21/12	U.S. Dollars	1,418,414	Australian Dollars	1,426,000	RBS	(26,789)
03/21/12	U.S. Dollars	1,918,341	Australian Dollars	1,952,000	RBS	(59,945)
03/21/12	U.S. Dollars	10,561,358	Canadian Dollars	10,828,000	RBS	(48,008)
03/21/12	U.S. Dollars	397,649	Canadian Dollars	409,000	RBS	(3,092)
03/21/12	U.S. Dollars	47,359	Canadian Dollars	49,000	RBS	(652)
03/21/12	U.S. Dollars	15,314,356	Switzerland Francs	14,157,000	RBS	215,721
03/21/12	U.S. Dollars	706,184	Switzerland Francs	660,000	RBS	2,285
03/21/12	U.S. Dollars	2,681,581	Switzerland Francs	2,509,000	RBS	5,698
03/21/12	U.S. Dollars	1,142,141	Switzerland Francs	1,066,000	RBS	5,238
03/21/12	U.S. Dollars	1,135,206	Danish Kroner	6,350,000	RBS	28,474
03/21/12	U.S. Dollars	27,551	Danish Kroner	155,000	RBS	536
03/21/12	U.S. Dollars	112,403	Danish Kroner	641,000	RBS	684
03/21/12	U.S. Dollars	32,434	Danish Kroner	185,000	RBS	190
03/21/12	U.S. Dollars	29,366	Euro	22,000	RBS	871
03/21/12	U.S. Dollars	146,686	Euro	111,000	RBS	2,916
03/21/12	U.S. Dollars	33,260,128	Euro	25,193,000	RBS	629,539
03/21/12	U.S. Dollars	15,709,820	Euro	12,049,000	RBS	103,660
03/21/12	U.S. Dollars	608,019	Euro	465,000	RBS	5,740
03/21/12	U.S. Dollars	2,706,192	United Kingdom Pounds	1,741,000	RBS	4,589
03/21/12	U.S. Dollars	11,178	Hong Kong Dollars	87,000	RBS	(27)
03/21/12	U.S. Dollars	3,985	Hong Kong Dollars	31,000	RBS	(8)
03/21/12	U.S. Dollars	29,946	Hong Kong Dollars	233,000	RBS	(64)
03/21/12	U.S. Dollars	30,643	Israeli Shekels	116,000	RBS	245
03/21/12	U.S. Dollars	22,095,645	Japanese Yen	1,718,997,000	RBS	(272,044)
03/21/12	U.S. Dollars	223,842	Japanese Yen	17,441,000	RBS	(3,102)
03/21/12	U.S. Dollars	2,207,788	Japanese Yen	171,524,000	RBS	(24,092)
03/21/12	U.S. Dollars	273,011	Norwegian Krone	1,627,000	RBS	1,782
03/21/12	U.S. Dollars	4,779,404	Norwegian Krone	28,595,000	RBS	12,486
03/21/12	U.S. Dollars	2,209,824	New Zealand Dollars	2,877,000	RBS	(17,093)
03/21/12	U.S. Dollars	564,649	Swedish Kronor	3,900,000	RBS	52
03/21/12	U.S. Dollars	1,307,441	Swedish Kronor	9,136,000	RBS	(15,165)
03/21/12	U.S. Dollars	114,683	Swedish Kronor	796,000	RBS	(552)
03/21/12	U.S. Dollars	14,610	Singapore Dollars	19,000	RBS	(40)
03/21/12	U.S. Dollars	40,563	Singapore Dollars	53,000	RBS	(300)
03/21/12	U.S. Dollars	5,358	Singapore Dollars	7,000	RBS	(39)
03/21/12	United Kingdom Pounds	2,092,000	U.S. Dollars	3,260,295	RBS	(14,026)
03/21/12	United Kingdom Pounds	21,902,000	U.S. Dollars	34,175,929	RBS	(189,417)
03/21/12	United Kingdom Pounds	2,679,000	U.S. Dollars	4,156,910	RBS	239
03/21/12	United Kingdom Pounds	2,135,000	U.S. Dollars	3,342,481	RBS	(29,486)

						$461,139

Please see abbreviation and footnote definitions beginning on page 200.

Options Written

Transactions in options written during the year ended December 31, 2011 were as follows:

Fund	Number of Contracts	Notional Amount	Premiums Received
Low-Duration Bond
Options written, 12/31/10	60	$89,500,000	$728,747

Options written	590	18,600,000	322,251
Options expired	(650)	(65,600,000)	(732,394)
Options closed	—	(37,200,000)	(285,639)

Options written, 12/31/11	—	$5,300,000	$32,965

Medium-Duration Bond
Options written, 12/31/10	36	$80,100,000	$652,009

Options written	467	17,000,000	252,533
Options expired	(455)	(44,700,000)	(504,766)
Options closed	(48)	(44,600,000)	(351,175)

Options written, 12/31/11	—	$7,800,000	$48,601

Defensive Market Strategies
Options written, 09/01/11(1)	—	$—	$—

Options written	585	—	11,670
Options expired	(109)	—	(4,469)
Options closed	(308)	—	(3,169)

Options written, 12/31/11	168	$—	$4,032

(1) Inception date was September 1, 2011.

Small Cap Equity
Options written, 12/31/10	—	$—	$—

Options written	130	—	60,760
Options expired	(49)	—	(26,320)
Options closed	(74)	—	(32,425)

Options written, 12/31/11	7	$—	$2,015

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	GS2	GS4	GS2	GS4

MyDestination 2005
Shares sold		2,593,793		1,782,281
Shares reinvested		116,996		145,545
Shares redeemed		(1,716,136)		(3,748,045)

Net increase (decrease)		994,653		(1,820,219)

MyDestination 2015
Shares sold		5,730,134		5,359,331
Shares reinvested		497,753		547,026
Shares redeemed		(3,226,397)		(5,686,881)

Net increase		3,001,490		219,476

MyDestination 2025
Shares sold		6,560,758		6,117,622
Shares reinvested		466,906		425,744
Shares redeemed		(1,915,678)		(1,598,263)

Net increase		5,111,986		4,945,103

MyDestination 2035
Shares sold		3,815,906		3,628,903
Shares reinvested		270,804		152,793
Shares redeemed		(889,088)		(1,024,122)

Net increase		3,197,622		2,757,574

MyDestination 2045
Shares sold		3,205,647		3,312,450
Shares reinvested		342,765		101,676
Shares redeemed		(1,142,646)		(501,015)

Net increase		2,405,766		2,913,111

	Year Ended December 31, 2011		Year Ended December 31, 2010
	GS2	GS4	GS2	GS4
Conservative Allocation
Shares sold		4,736,842		3,187,360
Shares reinvested		774,598		615,888
Shares redeemed		(2,522,493)		(6,746,128)

Net increase (decrease)		2,988,947		(2,942,880)

Balanced Allocation
Shares sold		4,925,459		3,835,756
Shares reinvested		3,591,708		2,548,485
Shares redeemed		(7,775,874)		(15,601,452)

Net increase (decrease)		741,293		(9,217,211)

Growth Allocation
Shares sold		2,685,458		2,474,913
Shares reinvested		2,175,136		1,888,651
Shares redeemed		(5,925,560)		(11,457,649)

Net decrease		(1,064,966)		(7,094,085)

Aggressive Allocation
Shares sold		2,783,580		3,255,212
Shares reinvested		1,630,524		1,206,218
Shares redeemed		(5,718,840)		(11,200,914)

Net decrease		(1,304,736)		(6,739,484)

Conservative Allocation I
Shares sold	1,923,738		1,241,966
Shares reinvested	206,197		232,413
Shares redeemed	(1,832,819)		(930,456)

Net increase	297,116		543,923

Balanced Allocation I
Shares sold	2,078,500		2,147,224
Shares reinvested	1,356,300		1,582,934
Shares redeemed	(6,285,739)		(3,979,021)

Net decrease	(2,850,939)		(248,863)

Growth Allocation I
Shares sold	1,070,053		1,349,275
Shares reinvested	622,547		663,740
Shares redeemed	(4,153,900)		(1,755,410)

Net increase (decrease)	(2,461,300)		257,605

Aggressive Allocation I
Shares sold	669,885		906,542
Shares reinvested	247,967		243,843
Shares redeemed	(2,692,430)		(1,640,107)

Net decrease	(1,774,578)		(489,722)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	GS2	GS4	GS2	GS4
Money Market
Shares sold	154,616,809	3,912,748,853	94,494,393	4,496,591,499
Shares reinvested	100,970	61,686	203,577	136,473
Shares redeemed	(157,730,463)	(3,931,314,442)	(108,704,940)	(4,381,459,309)

Net increase (decrease)	(3,012,684)	(18,503,903)	(14,006,970)	115,268,663

Low-Duration Bond
Shares sold	1,843,874	5,924,041	2,213,591	6,135,841
Shares reinvested	453,647	831,464	600,976	1,182,586
Shares redeemed	(2,767,300)	(3,520,556)	(1,397,531)	(7,123,322)

Net increase (decrease)	(469,779)	3,234,949	1,417,036	195,105

Medium-Duration Bond
Shares sold	2,860,917	4,602,896	15,423,343	10,208,086
Shares reinvested	2,063,646	1,463,559	2,148,938	3,449,151
Shares redeemed	(6,053,161)	(5,830,313)	(3,689,932)	(33,721,553)

Net increase (decrease)	(1,128,598)	236,142	13,882,349	(20,064,316)

Extended-Duration Bond
Shares sold	1,402,230	3,436,087	1,659,903	4,938,166
Shares reinvested	2,118,633	1,472,133	1,280,612	1,288,882
Shares redeemed	(2,508,010)	(6,281,134)	(2,100,789)	(11,095,823)

Net increase (decrease)	1,012,853	(1,372,914)	839,726	(4,868,775)

Inflation Protected Bond
Shares sold		6,870,551		4,018,816
Shares reinvested		571,192		454,380
Shares redeemed		(3,163,833)		(2,653,937)

Net increase		4,277,910		1,819,259

Global Bond
Shares sold		3,165,430		2,860,387
Shares reinvested		909,471		1,274,719
Shares redeemed		(2,970,896)		(11,423,859)

Net increase (decrease)		1,104,005		(7,288,753)

Defensive Market Strategies (1)
Shares sold	7,926,676	23,725,418
Shares reinvested	37,096	98,014
Shares redeemed	(658,547)	(240,539)

Net increase	7,305,225	23,582,893

(1) Inception date was September 1, 2011.

Equity Index
Shares sold	317,917	1,368,781	585,990	1,370,881
Shares reinvested	1,795,569	2,092,530	258,866	322,192
Shares redeemed	(4,509,217)	(11,137,054)	(1,003,321)	(3,317,757)

Net decrease	(2,395,731)	(7,675,743)	(158,465)	(1,624,684)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	GS2	GS4	GS2	GS4
Real Estate Securities
Shares sold		4,891,242		7,796,557
Shares reinvested		116,999		327,689
Shares redeemed		(5,295,002)		(9,499,201)

Net decrease		(286,761)		(1,374,955)

Value Equity
Shares sold	2,589,631	5,616,574	5,728,105	7,904,174
Shares reinvested	826,519	741,275	714,341	918,154
Shares redeemed	(7,091,548)	(13,316,054)	(2,327,670)	(20,837,377)

Net increase (decrease)	(3,675,398)	(6,958,205)	4,114,776	(12,015,049)

Growth Equity
Shares sold	1,066,279	4,475,293	1,101,945	5,750,705
Shares reinvested	—	—	4,036	8,372
Shares redeemed	(3,506,557)	(10,551,276)	(2,591,161)	(17,764,875)

Net decrease	(2,440,278)	(6,075,983)	(1,485,180)	(12,005,798)

Small Cap Equity
Shares sold	570,932	3,248,230	751,626	4,013,808
Shares reinvested	30,315	27,656	42,800	63,528
Shares redeemed	(1,756,626)	(6,727,792)	(1,509,442)	(7,727,717)

Net decrease	(1,155,379)	(3,451,906)	(715,016)	(3,650,381)

International Equity
Shares sold	3,565,561	14,411,184	2,244,270	6,022,331
Shares reinvested	719,368	1,592,756	706,621	1,518,407
Shares redeemed	(3,823,440)	(8,324,290)	(2,551,588)	(19,455,495)

Net increase (decrease)	461,489	7,679,650	399,303	(11,914,757)

8. BANK BORROWINGS

On October 28, 2011, the Board of Trustees approved the renewal of a credit agreement with Bank of America, N.A. dated December 2, 2011 through December 1, 2012. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.30% per annum.

On March 25, 2011, the Inflation Protected Bond Fund borrowed $250,000 at rate of 1.2495%. The Inflation Protected Bond Fund repaid the loan in the amount of $250,026, which represents principal and three days of accrued interest, on March 28, 2011.

On August 9, the Real Estate Securities Fund borrowed $1,750,000 at rate of 1.206%. The Real Estate Securities Fund repaid the loan in the amount of $1,750,059, which represents principal and one day of accrued interest, on August 10, 2011.

No other Funds borrowed for the period ended December 31, 2011, and there were no outstanding loans at December 31, 2011.

9. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For year ended December 31, 2011, the International Equity Fund accrued non-U.S. taxes on unrealized gains of $15,713.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the year ended December 31, 2011, were characterized as follows for tax purposes:

Fund		Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2005	2011	$1,118,885	$—	$—	1,118,885
	2010	1,382,009	—	—	1,382,009
MyDestination 2015	2011	4,639,060	—	—	4,639,060
	2010	5,104,591	—	—	5,104,591
MyDestination 2025	2011	4,085,427	—	—	4,085,427
	2010	3,787,639	—	—	3,787,639
MyDestination 2035	2011	1,557,736	641,898	—	2,199,634
	2010	1,312,038	—	—	1,312,038
MyDestination 2045	2011	778,529	1,902,435	—	2,680,964
	2010	774,737	86,307	—	861,044
Conservative Allocation	2011	4,849,965	4,252,565	—	9,102,530
	2010	6,148,217	1,177,999	—	7,326,216
Balanced Allocation	2011	24,215,019	18,074,022	—	42,289,041
	2010	30,794,116	—	—	30,794,116
Growth Allocation	2011	12,007,052	13,021,185	—	25,028,237
	2010	17,932,584	5,229,092	—	23,161,676
Aggressive Allocation	2011	7,015,783	10,439,039	—	17,454,822
	2010	7,735,097	6,394,992	—	14,130,089
Conservative Allocation I	2011	1,925,326	—	—	1,925,326
	2010	2,200,764	—	—	2,200,764
Balanced Allocation I	2011	12,643,249	—	—	12,643,249
	2010	15,332,084	—	—	15,332,084
Growth Allocation I	2011	5,922,267	—	—	5,922,267
	2010	6,706,135	—	—	6,706,135
Aggressive Allocation I	2011	2,389,446	—	—	2,389,446
	2010	2,510,802	—	—	2,510,802
Money Market	2011	251,150	—	—	251,150
	2010	408,875	—	—	408,875
Low-Duration Bond	2011	14,375,468	607,824	—	14,983,292
	2010	19,384,900	1,577,570	—	20,962,470
Medium-Duration Bond	2011	35,664,491	—	—	35,664,491
	2010	56,868,924	6,383,322	—	63,252,246
Extended-Duration Bond	2011	22,914,621	15,984,265	—	38,898,886
	2010	26,346,080	3,455,445	—	29,801,525
Inflation Protected Bond	2011	5,135,441	1,036,828	—	6,172,269
	2010	4,258,151	498,839	—	4,756,990
Global Bond	2011	8,997,511	—	—	8,997,511
	2010	12,273,443	—	—	12,273,443
Defensive Market Strategies	2011	1,375,713	—	—	1,375,713
Equity Index	2011	6,801,014	34,862,054	—	41,663,068
	2010	6,944,528	—	—	6,944,528
Real Estate Securities	2011	1,079,417	—	—	1,079,417
	2010	2,634,670	—	—	2,634,670
Value Equity	2011	16,657,286	—	—	16,657,286
	2010	16,090,315	—	—	16,090,315
Growth Equity	2011	—	—	—	—
	2010	174,095	—	—	174,095
Small Cap Equity	2011	703,937	—	—	703,937
	2010	1,340,931	—	—	1,340,931
International Equity	2011	24,239,880	—	—	24,239,880
	2010	27,463,589	—	—	27,463,589

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$101,776	$(3,901,075)	$(4,204)	$(643,039)
MyDestination 2015	1,380,630	(14,160,461)	—	5,398,440
MyDestination 2025	607,362	(2,461,097)	(9,889)	(821,681)
MyDestination 2035	—	—	(19,797)	(1,158,886)
MyDestination 2045	—	134,417	(15,860)	2,774,840
Conservative Allocation	—	247,642	(4,648)	13,988,022
Balanced Allocation	50,914	2,939,626	—	26,588,163
Growth Allocation	45,039	1,322,301	—	(14,515,819)
Aggressive Allocation	42,648	1,409,043	—	(42,399,775)
Conservative Allocation I	710,653	(3,828,995)	(1,003)	(1,748,740)
Balanced Allocation I	5,272,598	(20,642,924)	(2,950,881)	(28,420,598)
Growth Allocation I	1,464,387	(7,718,852)	(4,551,784)	(29,838,522)
Aggressive Allocation I	2,287,519	(9,405,198)	(2,406,803)	(31,644,360)
Money Market	38	—	—	—
Low-Duration Bond	3,023,788	430,869	—	(13,774,385)
Medium-Duration Bond	3,888,726	—	—	(7,598,920)
Extended-Duration Bond	220,138	1,194,165	—	40,615,977
Inflation Protected Bond	1,768,527	36,045	—	10,317,132
Global Bond	1,370,849	(11,694,277)	(970,419)	7,295,544
Defensive Market Strategies	1,019,123	—	(2,201)	5,133,141
Equity Index	73,937	619,636	—	26,725,150
Real Estate Securities	184,497	(18,541,454)	—	14,695,433
Value Equity	7,684,176	(115,825,440)	(2,706,046)	(46,567,232)
Growth Equity	—	—	(1,718,911)	167,874,635
Small Cap Equity	65,981	(9,852,173)	(3,110,962)	31,652,862
International Equity	—	(111,653,443)	(12,118,261)	(113,641,905)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

Capital loss carryovers and their expiration dates, were as follows as of December 31, 2011:

Expiring December 31,	2016	2017	2018	Unlimited	Total

MyDestination 2005	$—	$2,332,745	$1,568,330	$—	$3,901,075
MyDestination 2015	889,637	3,304,014	3,056,941	6,909,869	14,160,461
MyDestination 2025	—	1,284,239	—	1,176,858	2,461,097
Conservative Allocation I	574,891	2,885,574	368,530	—	3,828,995
Balanced Allocation I	4,262,186	5,929,663	3,461,879	6,989,196	20,642,924
Growth Allocation I	412,556	2,508,443	1,253,278	3,544,575	7,718,852
Aggressive Allocation I	3,489,043	902,289	2,119,350	2,894,516	9,405,198
Global Bond	—	9,635,041	—	2,059,236	11,694,277
Real Estate Securities	—	18,541,454	—	—	18,541,454
Value Equity	12,474,679	103,350,761	—	—	115,825,440
Small Cap Equity	—	9,852,173	—	—	9,852,173
International Equity	—	111,653,443	—	—	111,653,443

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.

During the year ended December 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward
Utilized
MyDestination 2005	$891,358
Conservative Allocation I	75,514
Real Estate Securities	12,380,168
Value Equity	35,777,259
Growth Equity	101,927,562
Small Cap Equity	57,620,420
International Equity	64,189,909

For federal income tax purposes, late year loss deferrals, which will reverse in 2012, were as follows as of December 31, 2011:

		Ordinary
	Capital	Income	Total
MyDestination 2005	$4,204	$—	$4,204
MyDestination 2025	9,889	—	9,889
MyDestination 2035	19,797	—	19,797
MyDestination 2045	15,860	—	15,860
Conservative Allocation	4,648	—	4,648
Conservative Allocation I	1,003	—	1,003
Balanced Allocation I	2,950,881	—	2,950,881
Growth Allocation I	4,551,784	—	4,551,784
Aggressive Allocation I	2,406,803	—	2,406,803
Global Bond	970,419	—	970,419
Defensive Market Strategies	—	2,201	2,201
Value Equity	2,706,046	—	2,706,046
Growth Equity	1,718,371	540	1,718,911
Small Cap Equity	3,110,962	—	3,110,962
International Equity	12,070,205	48,056	12,118,261

At December 31, 2011, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$65,185,969	$(643,039)	$3,668,653	$(4,311,692)
MyDestination 2015	268,477,018	5,398,440	18,135,764	(12,737,324)
MyDestination 2025	278,587,774	(821,682)	18,609,358	(19,431,040)
MyDestination 2035	132,209,928	(1,158,885)	8,263,533	(9,422,418)
MyDestination 2045	86,803,911	2,774,840	8,031,273	(5,256,433)
Conservative Allocation	279,216,653	13,988,022	16,770,827	(2,782,805)
Balanced Allocation	1,069,752,206	26,588,162	64,141,854	(37,553,692)
Growth Allocation	796,670,388	(14,515,818)	40,668,084	(55,183,902)
Aggressive Allocation	718,830,176	(42,399,776)	33,710,638	(76,110,414)
Conservative Allocation I	75,646,532	(1,748,740)	2,729,912	(4,478,652)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Balanced Allocation I	$338,102,394	$(28,420,598)	$9,106,088	$(37,526,686)
Growth Allocation I	227,233,942	(29,838,522)	5,339,554	(35,178,076)
Aggressive Allocation I	160,906,238	(31,644,360)	3,067,960	(34,712,320)
Money Market	1,277,710,734	—	—	—
Low-Duration Bond	946,217,766	(14,384,449)	10,910,151	(25,294,600)
Medium-Duration Bond	1,265,697,531	(8,276,051)	33,399,908	(41,675,959)
Extended-Duration Bond	382,930,375	40,631,114	48,768,099	(8,136,985)
Inflation Protected Bond	164,858,372	10,349,223	13,509,374	(3,160,151)
Global Bond	187,981,478	7,369,049	11,747,865	(4,378,816)
Defensive Market Strategies	294,973,521	5,414,923	12,841,569	(7,426,646)
Equity Index	210,823,535	26,725,150	54,092,776	(27,367,626)
Real Estate Securities	164,408,829	14,695,433	20,408,139	(5,712,706)
Value Equity	1,174,918,595	(46,567,232)	114,783,147	(161,350,379)
Growth Equity	1,061,351,485	167,876,541	234,170,415	(66,293,874)
Small Cap Equity	543,946,764	31,637,918	53,961,072	(22,323,154)
International Equity	1,405,814,527	(125,405,464)	91,766,172	(217,171,636)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in PFIC’s.

At December 31, 2011, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses.

The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions

MyDestination 2005	$(746)	$219,485	$(218,739)
MyDestination 2015	(149)	669,804	(669,655)
MyDestination 2025	—	326,670	(326,670)
MyDestination 2035	(825)	31,033	(30,208)
MyDestination 2045	—	1,504	(1,504)
Conservative Allocation	—	643,918	(643,918)
Balanced Allocation	—	2,533,832	(2,533,832)
Growth Allocation	—	875,345	(875,345)
Aggressive Allocation	—	94	(94)
Conservative Allocation I	—	209,688	(209,688)
Balanced Allocation I	(37)	1,466,233	(1,466,196)
Growth Allocation I	—	460,458	(460,458)
Aggressive Allocation I	—	19	(19)
Money Market	—	(7,221)	7,221
Low-Duration Bond	—	2,089,361	(2,089,361)
Medium-Duration Bond	—	1,496,640	(1,496,640)
Extended-Duration Bond	—	600,009	(600,009)
Inflation Protected Bond	—	146,706	(146,706)
Global Bond	—	60,396	(60,396)
Defensive Market Strategies	—	180,315	(180,315)
Equity Index	—	2,654	(2,654)

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Real Estate Securities	$—	$27	$(27)
Value Equity	—	214	(214)
Growth Equity	(1,254,162)	1,251,106	3,056
Small Cap Equity	—	82,768	(82,768)
International Equity	(401,193)	1,618,819	(1,217,626)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

10. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Low-Duration Bond Fund, Medium-Duration Bond Fund and International Equity Fund are parties to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Funds is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. Collateral posted to the Funds which can not be sold or repledged totaled $2,250,000, $2,515,000 and $130,000 in the Low-Duration Bond Fund, Medium-Duration Bond Fund and International Equity Fund, respectively, at December 31, 2011. Collateral can be in the form of cash, debt securities, equities or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

11. LEHMAN BROTHERS

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Low-Duration Bond, Medium-Duration Bond, Global Bond and Small Cap Equity Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of other receivables on the Statement of Assets and Liabilities and net changes in unrealized appreciation (depreciation) on the Statement of Operations. A facilitated auction occurred on October 10, 2008, comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values. Claims against Lehman Brothers have been filed on behalf of GuideStone Funds in accordance with the filing requirements.

The Funds’ Sub-Advisers, on behalf of GSCM, have delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers’ counterparties, the Sub-Advisers have terminated the trades, have obtained quotations from brokers for replacement trades and, where deemed appropriate, have re-opened positions with new counterparties.

There have been no changes in the status of the Claims against Lehman Brothers as of December 31, 2011.

12. NEW ACCOUNTING PROUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” ASU No. 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised accounting and disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRSs. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

The Bank of New York Mellon Corporation recently announced that it has agreed to sell BNY Mellon Distributors LLC and its four subsidiaries (“Distributor”) to Foreside Distributors, a subsidiary of Foreside Financial Group (the “Transaction”). Subject to any necessary approvals, the Transaction is anticipated to close in the first half of 2012. Upon the closing of the Transaction, Distributor will become an indirect, wholly owned subsidiary of Foreside Financial Group, and it is anticipated that the Distributor will be named Foreside Funds Distributors LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2011, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2012

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2011, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital

MyDestination 2005	$1,118,885	$—	$—
MyDestination 2015	4,639,060	—	—
MyDestination 2025	4,085,427	—	—
MyDestination 2035	1,557,736	641,898	—
MyDestination 2045	778,529	1,902,435	—
Conservative Allocation	4,849,965	4,252,565	—
Balanced Allocation	24,215,019	18,074,022	—
Growth Allocation	12,007,052	13,021,185	—
Aggressive Allocation	7,015,783	10,439,039	—
Conservative Allocation I	1,925,326	—	—
Balanced Allocation I	12,643,249	—	—
Growth Allocation I	5,922,267	—	—
Aggressive Allocation I	2,389,446	—	—
Money Market	251,150	—	—
Low-Duration Bond	14,375,468	607,824	—
Medium-Duration Bond	35,664,491	—	—
Extended-Duration Bond	22,914,621	15,984,265	—
Inflation Protected Bond	5,135,441	1,036,828	—
Global Bond	8,997,511	—	—
Defensive Market Strategies	1,375,713	—	—
Equity Index	6,801,014	34,862,054	—
Real Estate Securities	1,079,417	—	—
Value Equity	16,657,286	—	—
Small Cap Equity	703,937	—	—
International Equity	24,239,880	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2011, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	16.80%
MyDestination 2015	25.68%
MyDestination 2025	38.30%
MyDestination 2035	60.97%
MyDestination 2045	87.78%
Conservative Allocation	12.49%
Balanced Allocation	20.09%
Growth Allocation	46.94%
Aggressive Allocation	91.95%
Conservative Allocation I	14.36%
Balanced Allocation I	20.21%
Growth Allocation I	45.60%
Aggressive Allocation I	99.64%
Defensive Market Strategies	97.28%
Equity Index	78.46%
Value Equity	100.00%
Small Cap Equity	100.00%
International Equity	93.18%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE (1-888-984-8433).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
DISINTERESTED TRUSTEES[2]

Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	26	Ouachita Baptist University - Board of Trustees Member.

Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Retired - Senior Financial Analyst, Summit Wealth Management, Inc., 2007 - 2010; President, B.R. Chamberlain & Sons, Inc., 1990 - 2006 Registered Investment Adviser.	26	First Baptist Church of Orlando — Board of Trustees Member and Strategy Team; Rollins College Board of Overseers/Corporate Council — Member; The B.R. Chamberlain Foundation for Public Entertainment — President

Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 - present – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 - present; Managing Partner, Cuthill & Eddy LLC, 1993 - 2007 - Certified Public Accountants.	26	N/A

William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Chief Credit Officer, CapStone Bank, 2012 - present; Executive Vice President/ Regional Credit Officer, SunTrust Bank, 1995 - 2011.	26	N/A

Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Executive Director, Society of Louisiana CPAs, 1995 - present.	26	Neighbors Federal Credit Union — Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company — Board of Directors Member and Member of Audit Committee

Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Retired - Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - 2010.	26	N/A

Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	26	N/A

William T. Patterson (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2009	Managing Partner, Patterson Capital, LLC, October 2007 – present; Senior Vice President, Wachovia Securities LLC, July 2003 – January 2007; Senior Vice President, Prudential Financial Inc., October 2000 – July 2003.	26	Therizo Capital Management — Director and Chairman of Audit Committee

INTERESTED TRUSTEES[2,3]

Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant, 1976 - present; Vice President of Business and Finance, Greensboro College, January 1998 - June 30, 2005.	26	N/A

James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	26	N/A

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

OFFICERS WHO ARE NOT TRUSTEES[4]

Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer.	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources of the Southern Baptist Convention, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 2008 – May 2009; Marketing Compliance Manager, GuideStone Financial Resources of the Southern Baptist Convention, 2005 - present; Compliance Specialist, GuideStone Financial Resources of the Southern Baptist Convention, 2004 - 2005.	N/A	N/A

Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998 - present.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President — Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

Messrs. Hartis and Hixson are “interested persons” of the Trust as the term is defined in Section 2(a)19 of the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources of the Southern Baptist Convention. In addition, Mr. Hixson may also be deemed an “Interested person” of the Trust due to his positions on the Boards of Trustees of GuideStone Advisors and GuideStone Financial Services.

[4]	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE (1-888-984-8433), by visiting our website at www.GuideStoneFunds.org or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV“ or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.org within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to our website, www.GuideStoneFunds.org. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENTS (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together, the “Funds”) of the Trust (the “Advisory Agreement”); and (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (the “Sub-Advisory Agreements”), with the exception of (1) American Century Investment Management, Inc., AQR Capital Management, LLC, Shenkman Capital Management, Inc. and Turner Investment Partners, Inc. with respect to the Defensive Market Strategies Fund; (2) Baillie Gifford Overseas Limited, Tradewinds Global Investors, LLC and Mondrian Investment Partners Ltd. (“Mondrian”) with respect to the International Equity Fund; and (3) The Clifton Group Investment Management Company (“Clifton”) with respect to all Funds for the cash overlay program and the International Equity Fund. The Advisory Agreement and the applicable Sub-Advisory Agreements presented for renewal (collectively, the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 8-9, 2011. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or sub-adviser; (ii) the experience and expertise of the Adviser or sub-adviser; (iii) the financial capabilities of the Adviser or sub-adviser; (iv) the compliance procedures and history of the Adviser or sub-adviser; (v) the performance of the Fund or portfolio account in comparison to relevant benchmarks, similarly managed funds and the Adviser’s or sub-adviser’s other clients; (vi) the costs of the services to be provided by the Adviser or sub-adviser; (vii) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s or sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (viii) the total expenses of the Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (ix) the profitability of the Adviser or sub-adviser with respect to the Fund or portfolio account and its overall business as well as the effect of fee waivers and expense caps on profitability; (x) the extent of any economies of scale and whether the fee structure reflects such economies of scale through breakpoints; (xi) the existence of any collateral benefits realized by the Adviser or sub-adviser; and (xii) the existence of any collateral benefits realized by the Fund. In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of an Agreement is in the best interests of each Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a fund-by-fund basis with respect to the Adviser and each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, applicable sub-advisory firm and the Adviser prior to and during the meeting, which addressed most, if not all, of the factors listed above. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

BOARD APPROVAL OF CONTINUATION OF ADVISORY AGREEMENT

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and their independent legal counsel during the executive session. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of each Fund’s assets among the sub-advisers. The Board considered the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the terms of the Agreements and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Board also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Date Target, Asset Allocation and Select Fund with other funds having the same investment style or objective, based primarily on Morningstar’s style-based investment categories, and compared the share class of each Fund with other funds in the same distribution channel. The Board analyzed the comparative expense information for each Fund and the performance information for each Select Fund in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees charged to each Fund. The Board evaluated the annualized performance results comparing the Select Funds against their peers.

The Board examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class as of June 30, 2011. The Board determined that the management fees (combined advisory and sub-advisory fees) net of any fee waiver or expense reimbursement, for each Select Fund were the same or lower than the median management fees for other mutual funds in the Fund’s asset-stratified peer group, except for the Growth Equity, Small Cap Equity and International Equity Funds. The Board took into account that the management fees, net of any fee waiver or expense reimbursement, for the Medium-Duration Bond, Extended-Duration Bond, Equity Index, Real Estate Securities and Value Equity Funds ranked in the second quartile, and the Money Market, Low-Duration Bond, Inflation Protected Bond and Global Bond Funds ranked in the first quartile among similar funds at similar asset levels. The Board also considered that the management fees, net of any fee waiver or expense reimbursement, for the Small Cap Equity Fund ranked in the third quartile and for the Growth Equity and International Equity Funds ranked in the fourth quartile, among similar funds at similar asset levels. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio, with the exception of the Money Market Fund, was lower than the median total expense ratio for such other funds.

The Board also examined fee and expense information for the Select Funds, as compared to other funds in the peer groups for the GS2 Class as of June 30, 2011. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Select Fund were the same or lower than the median management fees for other mutual funds in each Fund’s peer group, except for the Money Market, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds. The Board noted that the management fees, net of any fee waiver or expense reimbursement, for the Low-Duration Bond, Medium-Duration Bond, Extended-Duration Bond and Value Equity Funds ranked in the second quartile; the Money Market and Equity Index Funds ranked in the third quartile; and the Growth Equity, Small Cap Equity and International Equity Funds ranked in the fourth quartile, among similar funds. The Board also evaluated the total expense ratios for other funds in the Funds’ peer groups and determined that each Fund’s total expense ratio was the same as or lower than the median total expense ratio for such other funds, except for the Small Cap Equity Fund.

The Board also examined fee and expense information for the Date Target Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class of the Date Target Funds and the GS2 and GS4 Classes of the Asset Allocation Funds as of June 30, 2011. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Date Target Fund were above the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Date Target Fund were lower than the median total expense ratio for such other funds. For the Asset Allocation Funds, the Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Asset Allocation Fund for both the GS2 and GS4 Classes were lower than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Asset Allocation Fund for both the GS2 and GS4 Classes were lower than the median total expense ratio for such other funds. The Board concluded that the level of the management fees for each Select Fund, Date Target Fund and Asset Allocation Fund was reasonable and compared fairly to that of comparable mutual funds.

The Board examined the performance information for the GS4 Class of the Select Funds compared to Morningstar peers, specifically for the three- and five-year average annual total returns for the period ended June 30, 2011. The Board noted that the average annual total returns for the three- and five-year periods ended June 30, 2011, for the Money Market, Medium-Duration Bond and Extended-Duration Bond Funds ranked in the first quartile, and the Low-Duration Bond and International Equity Funds ranked in the second quartile. For the period ended June 30, 2011, the Board noted that the Value Equity, Growth Equity and Small Cap Equity Funds ranked in the second quartile for their three-year average annual total returns and the third quartile for their five-year average annual total returns. For the period ended June 30, 2011, the Board noted that the Global Bond and Real Estate Securities Funds ranked in the second quartile for their three-year average annual total returns. The Board noted that the Inflation Protected Bond Fund had commenced operations in 2009 and that three- and five-year average annual total return information for the Fund was not available. For the period ended June 30, 2011, however, the Board noted that the Inflation Protected Bond Fund ranked in the fourth quartile among comparable peers for one-year average annual total returns.

The Board examined the performance information for the GS4 Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the three- and five-year periods ended June 30, 2011, and for the Date Target Funds for the three-year period ended June 30, 2011. The Board noted that the Balanced Allocation Fund ranked in the first quartile among Lipper peers for the three- and five-year periods ended June 30, 2011; the Growth Allocation and the Aggressive Allocation Funds ranked in the second quartile among Lipper peers for the three- and five-year periods ended June 30, 2011; and the Conservative Allocation Fund ranked in the third quartile among Lipper peers for the three- and five-year periods ended June 30, 2011. The Board also noted that the MyDestination 2015 and 2025 Funds each ranked in the first quartile among Lipper peers for the three-year period ended June 30, 2011, while the MyDestination 2005, 2035 and 2045 Funds each ranked in the second quartile among Lipper peers for the same period.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the anticipated revenues that GSCM expected to receive for serving as the Adviser to the Funds, the fact that any profit realized by the Adviser is forwarded to its affiliate GuideStone Financial Resources, which historically has operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser, first without taking into account sub-advisory fees and second, taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Board again noted that the management fees for each Fund net of any fee waiver and expense reimbursement were below the median fee for other similar funds at the same asset levels for the GS4 Class, except for the Growth Equity, Small Cap Equity and International Equity Funds. The Board also noted the contractual waiver and expense reimbursement undertaken by the Adviser with regard to the Funds. Based on their review, the Board concluded that each Fund’s advisory fee was reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of each Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS

In considering the existing Sub-Advisory Agreements with each of the applicable sub-advisers, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to the Trust’s sub-advisers, questions submitted by the Committee to Trust management regarding various sub-advisers, Trust management’s responses to those questions and recommendations made by the Committee. More specifically, the Board examined the nature, extent and quality of the services to be provided by the sub-advisers to the Select Funds. The Board evaluated each sub-adviser’s experience in serving as a sub-adviser to a Select Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has towards a Select Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of Board directives as they relate to the Funds. The Board also noted that market conditions presented extraordinary challenges for active management. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.

The Board examined performance information for each segment of a Select Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Select Fund managed by the sub-adviser compared favorably to the relevant Fund’s benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Select Fund. In cases where the sub-adviser’s performance lagged behind the Fund’s benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks and any reductions in the sub-advisory fee.

The Board also noted that, in certain cases, market trends due to the economic downturn have contributed to the underperformance of some of the sub-advisers. The Board concluded that, although past performance is no guarantee of future performance, the performance of each Select Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust’s Funds.

The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees and the sub-adviser’s performance history. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for this meeting that no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement. The Board also determined that approval of the continuation of each Sub-Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR INTERNATIONAL EQUITY FUND

As required by the 1940 Act, the Board, including all of the Independent Trustees, considered the approval of the following new sub-advisory agreements among: (i) Mondrian, the Adviser and the Trust on behalf of the International Equity Fund; and (ii) Clifton, the Adviser and the Trust on behalf of the International Equity Fund. The Board approved the new sub-advisory agreements with Mondrian and Clifton for a two-year term at an in-person meeting of the Board held on September 8-9, 2011 (the “New Sub-Advisory Agreements”).

The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of its business judgment to enter into new or amended sub-advisory arrangements. In approving the New Sub-Advisory Agreements, the Board considered information provided by the Adviser and each of the aforementioned sub-advisers with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of each sub-adviser; (ii) the experience and expertise of each sub-adviser; (iii) the financial capability of each sub-adviser; (iv) the compliance procedures and history of each sub-adviser; (v) the performance of similarly managed funds and accounts in comparison to relevant benchmarks for the International Equity Fund; (vi) the costs of the services to be provided by each sub-adviser; (vii) the amount of the contractual sub-advisory fee in comparison to similarly managed funds and any available information for each sub-adviser’s other similarly situated clients and the effect of any fee waiver and expense reimbursement arrangement; (viii) the total expenses of the International Equity Fund in comparison to similarly managed funds and the use of any anticipated expense caps; (ix) to the extent available, the anticipated profitability of each sub-adviser with respect to the International Equity Fund and its overall business; (x) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (xi) the existence of any collateral benefits to be realized by each sub-adviser; and (xii) the existence of any collateral benefits to be realized by the International Equity Fund. The Board also evaluated whether the approval of the New Sub-Agreements is in the best interests of the Fund and its shareholders. No one factor was determinative in the Board’s consideration of the New Sub-Advisory Agreements.

The Board undertook a review of the terms of the New Sub-Advisory Agreements and the nature, extent and quality of the services to be provided by each sub-adviser. The Adviser provided the Board with information in the form of reports about each sub-adviser prior to the meeting which addressed most, if not all, of the factors listed previously.

The Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the approval of the New Sub-Advisory Agreements, including the Board’s responsibilities and duties in approving the agreements.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR INTERNATIONAL EQUITY FUND

In considering the approval of the New Sub-Advisory Agreements, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with independent legal counsel. The Board considered its responsibilities with respect to reviewing and approving the terms of the New Sub-Advisory Agreements, the investment management teams at Mondrian and Clifton, the reasonableness of the sub-advisory fees and whether the appointment of each sub-adviser would be in the best interests of the shareholders of the International Equity Fund. The Board reviewed the above factors in evaluating whether to approve the New Sub-Advisory Agreements and the materials provided to support each factor.

The Board considered the reputation, compliance history, compliance program and financial condition of Mondrian and Clifton. The Board also considered the experience of key personnel at each sub-adviser in providing investment management services to the International Equity Fund, the systems and resources used by such persons to implement and manage the strategy and the ability of each sub-adviser to attract and retain capable personnel. The Board also noted the terms of the New Sub-Advisory Agreements and the responsibilities that each sub-adviser has to the International Equity Fund, including the responsibility of day-to-day management and compliance with the Fund’s policies and objective. The Board concluded that the International Equity Fund is likely to benefit from the nature, extent and quality of the services with respect to each sub-adviser’s experience, personnel, operations and resources.

The Board noted that Mondrian had been a sub-adviser to the International Equity Fund since September 2001 and because Mondrian recently underwent a change in control resulting in Mondrian being 100% employee owned and operated, the Board was being asked to consider the approval of the New Sub-Advisory Agreement with Mondrian. In considering the approval of the New Sub-Advisory Agreement, the Board examined the nature, extent and quality of the services to be provided by Mondrian on behalf of the International Equity Fund. The Board noted that Mondrian has outperformed the benchmark, net of fees, for the three-, five- and seven-year and since inception periods ended June 30, 2011, straddling the second and third quartiles among comparable peers during those periods. The Board noted that Mondrian slightly underperformed the benchmark, net of fees, for the one-year period ended June 30, 2011, straddling the second and third quartiles among comparable peers during that period, and significantly outperformed the benchmark, net of fees, for the year-to-date period ended June 30, 2011, ranking in the first quartile among comparable peers for that period. The Board also noted that the Fund benefits from breakpoints in its fee schedule with Mondrian and that Mondrian maintains the least expensive fee in the International Equity Fund’s sub-adviser composite.

The Board noted that Clifton had managed a small portion of the Canadian exposure within the International Equity Fund under the existing sub-advisory agreement for cash overlay services and was being asked to consider the approval of the New Sub-Advisory Agreement with Clifton to memorialize those services under a separate agreement. The Board examined the nature, extent and quality of the services provided by Clifton. The Board noted the experience of Clifton in managing a portion of Canadian exposure within the International Equity Fund. The Board noted that although Clifton’s fee schedule did not provide for any future breakpoints, GSCM had been able to negotiate fees that were favorable to the Trust’s Funds. The Board also noted the ability of Clifton to attract and retain capable personnel as well as Clifton’s reputation, compliance history and financial condition.

The Board noted the terms of the New Sub-Advisory Agreements and the responsibilities of each sub-adviser, including oversight of general fund compliance and compliance with the Trust’s social restrictions. The Board considered the Adviser’s assessment of each sub-adviser’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by each sub-adviser, felt comfortable that each sub-adviser was financially sound.

Based on all the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, concluded that the International Equity Fund is likely to benefit from the extent and quality of each sub-adviser’s services, and the Board determined to approve the New Sub-Advisory Agreements. The Board also determined that approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2011) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$3.5Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$3.5Tr
	Payden & Rygel	1983	$62.1B
	PIMCO (Pacific Investment Management Company LLC)	1971	$1.4Tr
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$705.8B
	PIMCO (Pacific Investment Management Company LLC)	1971	$1.4Tr
	Western Asset Management Company	1971	$337.7B
	Western Asset Management Company Limited	1971	$42.6B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$162.6B
	STW Fixed Income Management Ltd.	1977	$11.4B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$3.5Tr
Global Bond	Loomis, Sayles & Company, L.P.	1926	$162.6B
	Western Asset Management Company	1971	$337.7B
	Western Asset Management Company Limited	1971	$42.6B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$109.5B
	AQR Capital Management, LLC	1998	$44.2B
	Shenkman Capital Management, Inc.	1985	$17.8B
	Turner Investments, L.P.	1990	$13.4B
Equity Index	Northern Trust Investments, Inc.	1889	$662.9B
Real Estate Securities	RREEF America L.L.C.	1975	$27.6B
Value Equity	Aronson Johnson Ortiz, LP	1984	$19.5B
	Barrow, Hanley, Mewhinney & Straus, LLC	1979	$59.7B
	Northern Trust Investments, Inc.	1889	$662.9B
	TCW Investment Management Company	1971	$117.8B
Growth Equity	Columbus Circle Investors	1975	$14.3B
	Marsico Capital Management, LLC	1997	$37.3B
	Rainier Investment Management, Inc.®	1991	$15.4B
	Sands Capital Management, LLC	1992	$18.8B
Small Cap Equity	Aronson Johnson Ortiz, LP	1984	$19.5B
	Columbus Circle Investors	1975	$14.3B
	Lord, Abbett & Co. LLC	1929	$107.4B
	TimesSquare Capital Management, LLC	2000	$13.2B
	Western Asset Management Company	1971	$337.7B
	Western Asset Management Company Limited	1971	$42.6B
International Equity	AQR Capital Management, LLC	1998	$44.2B
	Baillie Gifford Overseas Limited	1908	$108.6B
	Genesis Asset Managers, LLP	1989	$28.8B
	McKinley Capital Management, LLC	1990	$8.6B
	MFS Institutional Advisors, Inc.	1970	$251B
	Mondrian Investment Partners Ltd.	1990	$65.9B
	Philadelphia International Advisors, L.P.	1956	$3.8B
	The Clifton Group Investment Management Company	1992	$30.9B
	Tradewinds Global Investors, LLC	1990	$34.3B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$4.3Tr
Cash Overlay for Date Target, Asset Allocation, Bond and Equity Funds	The Clifton Group Investment Management Company	1992	$30.9B

	2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-98-GUIDE — www.GuideStoneFunds.org	Funds distributed by BNY Mellon Distributors Inc. 760 Moore Road, King of Prussia, PA 19406

19452		2/12 2233

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics for the Principal Executive and Senior Financial Officers (“Supplemental Code of Ethics”). Such Supplemental Code of Ethics is attached as an exhibit to this Form N-CSR.

There have been no amendments or waivers, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Carson L. Eddy is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $494,558 and $572,558 for 2010 and 2011, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $37,842 and $37,842 for 2010 and 2011, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $94,200 and $94,200 for 2010 and 2011, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2010 and 2011, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2010 and 2011, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 7, 2012

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	March 7, 2012

*	Print the name and title of each signing officer under his or her signature.